PRELIMINARY COPIES

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
  Preliminary Proxy Statement
  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to § 240.14a-12

WIRELESS TELECOM GROUP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, $0.01 par value, of Wireless Telecom Group, Inc. ("WTT Common Stock")

(2)	Aggregate number of securities to which transaction applies: 8,000,000

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rules 14a-6(i)(1) and 0-11 under the Exchange Act, the per unit price of each share of WTT Common Stock is $2.87 (the average of the high and low prices per share of WTT Common Stock reported on the American Stock Exchange on January 7, 2005), and a fee of $5,992 has been paid herewith, which is equal to 1/50th of 1% of the sum of (i) the product of 8,000,000 (the number of shares of WTT Common Stock to be issued in the Acquisition to shareholders of Willtek Communications GmbH) and $2.87, and (ii) $7,000,000 (the amount of cash consideration to be paid in the Acquisition to shareholders of Willtek Communications GmbH).

(4)	Proposed maximum aggregate value of transaction: $29,960,000

(5)	Total fee paid: $5,992

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPIES

WIRELESS TELECOM GROUP, INC.
25 Eastmans Road
Parsippany, New Jersey 07054
(201) 261-8797

[                                     ], 2005

Dear Shareholders of Wireless Telecom Group, Inc.:

I am writing to you regarding the proposed acquisition by Wireless Telecom Group, Inc. ("WTT") of Willtek Communications GmbH ("Willtek"), a leading German supplier of testing solutions for emerging wireless services and cellular networks. The acquisition will be accomplished through the issuance of shares of our common stock and a cash payment to Willtek's shareholders in exchange for all of the outstanding share capital of Willtek. Following completion of the acquisition, Willtek will become a wholly owned subsidiary of WTT and will serve as the base of our European operations.

We entered into a stock purchase agreement with Willtek and each of its two shareholders on October 5, 2004. Under the terms of the stock purchase agreement, the Willtek shareholders agreed to sell all of the outstanding share capital of Willtek to WTT, in exchange for the issuance of 8,000,000 shares of WTT's common stock and a cash payment of $7,000,000 (the "Acquisition"). We have also agreed to guaranty payment of certain outstanding liabilities and obligations of Willtek equal to approximately $4.8 million. Based on the $                 closing price of a share of WTT's common stock on the American Stock Exchange on [                                     ], 2005, the last trading day prior to the date of this proxy statement, the dollar value of the aggregate purchase price (shares and cash) for the Acquisition is approximately $[                     ]. This amount does not represent the value of the Acquisition for financial accounting purposes. The stock purchase agreement does not provide for an adjustment in the number of shares of WTT's common stock to be issued to the Willtek shareholders in the Acquisition in the event of a fluctuation in the market price of WTT's common stock prior to completion of the Acquisition. Therefore, depending on the market price of WTT's common stock on the closing date of the Acquisition, the actual dollar value of the aggregate purchase price may be less or more than the $[                  ] amount referenced above.

Our common stock is listed on the American Stock Exchange under the symbol "WTT". In compliance with the New Jersey Business Corporation Act and applicable American Stock Exchange rules, we will hold a special meeting of our shareholders on [                                     ], 2005 at WTT's principal executive offices located at 25 Eastmans Road, Parsippany, New Jersey 07054, at 10:00 a.m., local time, to seek shareholder approval of the Acquisition and the issuance of 8,000,000 shares of our common stock to the Willtek shareholders in the Acquisition (the "Issuance"), and all of the other transactions contemplated by the stock purchase agreement and the related ancillary agreements.

After careful consideration, our board of directors unanimously has determined that the Acquisition and the Issuance are advisable and in the best interest of WTT and its shareholders and has unanimously approved the Acquisition and the Issuance. Accordingly, our board of directors unanimously recommends that you vote "FOR" approval of the Acquisition, the Issuance and all of the other transactions contemplated by the stock purchase agreement and the related ancillary agreements.

You are not entitled to dissenter's or appraisal rights in connection with the Acquisition. Based on the number of shares of our common stock outstanding on [                         ], 2005, the record date for the special meeting, immediately following completion of the Acquisition, the Willtek shareholders will own in the aggregate approximately [31.7]% of our outstanding common stock on a primary basis.

We urge you to consider carefully all of the information provided in this proxy statement and its attachments, including a copy of the stock purchase agreement attached as Annex A. In particular, you should consider carefully the "Risk Factors" beginning on page 23 of this proxy statement.

Your vote is important, regardless of the number of shares you own. If you are a shareholder of record, you may vote by mailing the enclosed proxy card in the envelope provided or by attending the special meeting in person. To approve the proposals submitted to you, vote "FOR" the proposals by following the instructions in the proxy statement and on the enclosed proxy card. If your shares are held in "street name" (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or nominee on how to vote your shares.

We greatly appreciate your continued support.

Sincerely,
KARABET "GARY" SIMONYAN Chairman of the Board of Directors

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction or the securities to be issued pursuant to this transaction or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

This proxy statement is dated [                                              ], 2005 and is first being mailed to WTT's shareholders on or about [                                        ], 2005.

PRELIMINARY COPIES

WIRELESS TELECOM GROUP, INC.
25 Eastmans Road
Parsippany, New Jersey 07054
(201) 261-8797

Notice of Special Meeting of Shareholders
to be held on [                             ], 2005

To our Shareholders:

A special meeting of shareholders of Wireless Telecom Group, Inc. ("WTT") will be held at WTT's principal executive offices located at 25 Eastmans Road, Parsippany, New Jersey 07054, on [                           ], 2005, beginning at 10:00 a.m., local time, to consider and vote upon the following proposals:

1.   To approve the acquisition of all of the outstanding share capital of Willtek Communications GmbH ("Willtek") by WTT, as contemplated by the stock purchase agreement, dated October 5, 2004, by and among WTT, Willtek and each of the shareholders of Willtek (the "Stock Purchase Agreement"), resulting in Willtek becoming a wholly owned subsidiary of WTT, and all of the other transactions contemplated by the Stock Purchase Agreement and the related ancillary agreements (the "Acquisition"), including the issuance of 8,000,000 shares of our common stock to the Willtek shareholders in the Acquisition as partial consideration for all of the outstanding share capital of Willtek (the "Issuance");

2.   To adjourn the special meeting, if necessary, to solicit additional proxies in favor of the Acquisition and the Issuance; and

3.   To transact such other business as may properly come before the special meeting and any adjournment or postponement of the special meeting.

The accompanying proxy statement describes the Acquisition and the Issuance in more detail. We encourage you to read the entire proxy statement and each of its attachments carefully. A copy of the Stock Purchase Agreement is attached as Annex A to the proxy statement.

Our board of directors has set the close of business (5:00 p.m., Eastern time) on [                                 ], 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the special meeting. Only holders of record of WTT's common stock on that date are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting.

After careful consideration, our board of directors unanimously has determined that the Acquisition and the Issuance are advisable and in the best interest of WTT and its shareholders and has unanimously approved the Acquisition and the Issuance. Accordingly, our board of directors unanimously recommends that you vote "FOR" approval of the Acquisition and the Issuance.

You are cordially invited to attend the special meeting in person. In order to ensure that a quorum is present at the special meeting, please date, sign and promptly return the enclosed proxy card whether or not you plan to attend the special meeting. A postage-prepaid envelope is included for your convenience. If you are a shareholder of record and plan to attend the special meeting, upon your written request, your proxy will be returned to you and you may vote your shares in person.

By Order of the Board of Directors,
REED E. DUBOW Secretary

[                             ], 2005
Parsippany, New Jersey

Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. You can revoke your proxy at any time before it is voted.

FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements include statements as to:

•	the benefits expected to result from the Acquisition;

•	the performance and financial condition of WTT, Willtek or the combined company following the Acquisition; and

•	the anticipated closing date of the Acquisition.

Any statements contained in this proxy statement, including statements to the effect that WTT or Willtek or their respective management "believes," "expects," "anticipates," "plans," "may," "will," "should," "projects," "continues," or "estimates" or statements concerning "potential" or "opportunity" or other variations thereof or comparable terminology or the negative thereof, that are not statements of historical fact are intended to identify forward-looking statements and should be considered forward-looking statements. Such statements, including statements under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations of WTT" and "Willtek Operating and Financial Review" are subject to risk and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Forward-looking statements represent our reasonable belief and are based on our current expectations and assumptions with respect to future events. While we believe our expectations and assumptions are reasonable, they involve risks and uncertainties beyond our control that could cause the actual results or outcome to differ materially from the expected results or outcome. We provide a cautionary discussion of risks and uncertainties under "Risk Factors," beginning on page 23 of this proxy statement.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All subsequent forward-looking statements attributable to WTT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this proxy statement may not occur.

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QUESTIONS AND ANSWERS ABOUT THE ACQUISITION
AND THE SPECIAL MEETING

Q:	When and where will the special meeting be held? (See page 35)

A:	The special meeting will be held at WTT's principal executive offices located at 25 Eastmans Road, Parsippany, New Jersey 07054, beginning at 10:00 a.m., local time, on [ ], 2005.

Q:	Who is making this proxy solicitation? (See page 35)

A:	This proxy statement is furnished to the holders of our common stock as of the close of business on [ ], 2005, the record date for the special meeting, as part of the solicitation of proxies by WTT's board of directors for use at the special meeting and any adjournments or postponements of the special meeting.

Q:	What am I being asked to vote on at the special meeting? (See page 35)

A:	At the special meeting, you will be asked to consider and vote on a proposal to approve the Acquisition and the Issuance, a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the Acquisition and the Issuance, and such other matters as may properly come before the special meeting.

Q:	Who has the right to vote at the special meeting? (See page 35)

A:	Only holders of record of our common stock as of the record date for the special meeting may vote at the special meeting.

Q:	What is the difference between a holder of record and a beneficial owner of WTT's common stock?

A:	Most of our shareholders hold their shares through a stock brokerage account, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between a holder of record and a beneficial owner of WTT's common stock.

Holders of Record

If your shares of WTT's common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the holder of record, and these proxy materials are being sent directly to you by WTT. As the holder of record, you have the right to grant your voting proxy directly to WTT or to vote in person at the special meeting. We have enclosed a proxy card with this proxy statement for you to use.

Beneficial Owners

If your shares of WTT's common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name", and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the holder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the special meeting. However, since you are not the holder of record, you may not vote these shares in person at the special meeting. Your broker or nominee has enclosed a voting instruction card with this proxy statement for you to use in directing the broker or nominee how to vote your shares.

Q.	What is the quorum requirement with respect to the special meeting? (See page 35)

A:	The presence, in person or by properly executed proxy, at the special meeting of the holders of shares entitled to cast a majority of the votes at the special meeting is necessary to constitute a quorum in order to transact business at the special meeting.

Q:    What is the Acquisition? (See pages 38 through 76)

A:	We entered into the Stock Purchase Agreement with Willtek and each of its shareholders on October 5, 2004. Under the terms of the Stock Purchase Agreement, the Willtek shareholders agreed to sell all of the outstanding share capital of Willtek to WTT, in exchange for the Issuance of 8,000,000 newly issued shares of WTT's common stock and a payment of $7,000,000 in cash. We have also agreed to assume certain liabilities and obligations of Willtek equal to approximately $4.8 million. If the Acquisition is completed, Willtek will become a wholly owned subsidiary of WTT. Based on the number of shares of our common stock outstanding on [ ], 2005, the record date for the special meeting, immediately following completion of the Acquisition, the Willtek shareholders will own in the aggregate approximately [31.7]% of our outstanding common stock on a primary basis.

Q:	Why is WTT soliciting shareholder approval of the Acquisition and the Issuance? (See pages 35 through 36)

A:	WTT is incorporated under New Jersey law. Under New Jersey law, approval of the Acquisition by WTT's shareholders is required before we can complete the Acquisition, because the Acquisition will result in an increase by more than 40% of the total number of shares of WTT's common stock outstanding immediately prior to the Acquisition.

In addition to and aside from shareholder voting rights provided for under New Jersey law, under the listing rules of the American Stock Exchange, where WTT's common stock is listed for trading, the approval by WTT's shareholders of the Issuance of 8,000,000 shares of WTT's common stock to Willtek's shareholders in the Acquisition is required, because the Issuance will result in an increase by more than 20% of the total number of shares of WTT's common stock outstanding immediately prior to the Issuance.

Approval of the Acquisition under New Jersey law and approval of the Issuance under the listing rules of the American Stock Exchange each requires the same threshold of affirmative shareholder votes — the affirmative vote of a majority of the votes cast at the special meeting. Therefore, WTT is seeking approval of the Acquisition and the Issuance by WTT's shareholders at the special meeting to satisfy applicable shareholder voting requirements under New Jersey law and the rules of the American Stock Exchange, respectively.

Q:	Does WTT's board of directors recommend that I vote in favor of the Acquisition and the Issuance? (See page 46)

A:	Yes. After careful consideration, WTT's board of directors unanimously has determined that the Acquisition and the Issuance are advisable and in the best interest of WTT and its shareholders and has unanimously approved the Acquisition and the Issuance. Accordingly, our board of directors unanimously recommends that you vote "FOR" approval of the Acquisition and the Issuance.

Q:	Are there risks I should consider in deciding whether to vote for approval of the Acquisition and the Issuance? (See pages 23 through 34)

A:	Yes. You should consider carefully the matters discussed in the section of this proxy statement titled "Risk Factors" beginning on page 23.

Q:	When will the Acquisition be completed? (See page 62)

A:	The Acquisition will be completed on the second business day after all of the conditions to completion of the Acquisition set forth in the Stock Purchase Agreement have been satisfied or, where legally permissible, waived, including approval of the Acquisition and the Issuance by WTT's shareholders and compliance with applicable German antitrust laws, or on such other date as the parties may agree upon. We expect to complete the Acquisition during the first calendar quarter of 2005. However, because the Acquisition is subject to certain approvals and other conditions, we cannot predict exactly when the Acquisition will be completed.

Q:	Where can I learn more about other important terms of the Acquisition?

A:	To learn more about the other important terms of the Acquisition, you should read carefully the sections of this proxy statement titled "The Acquisition" beginning on page 38, "The Stock Purchase Agreement" beginning on page 62 and "Other Agreements Related to the Acquisition" beginning on page 73, and each of the annexes to this proxy statement.

Q:	Under what circumstances will the special meeting be adjourned? (See page 37)

A:	Although it is not expected, the special meeting may be adjourned in the absence of a quorum or for the purpose of soliciting additional proxies in favor of the Acquisition and the Issuance. Any adjournment of the special meeting may be made without notice, other than by an announcement made at the special meeting, by the affirmative vote of a majority of the votes cast at the special meeting, whether or not a quorum exists.

Q:	How will votes be counted at the special meeting? (See pages 35 through 36)

A:	For purposes of determining the number of votes cast with respect to a matter, only those votes cast "FOR" or "AGAINST" a proposal are counted. "Broker non-votes," if any are submitted by brokers or nominees in connection with the special meeting, will not be counted as votes "FOR" or "AGAINST" for purposes of determining the number of votes cast, but will be treated as present for quorum purposes. "Broker non-votes" are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under the applicable American Stock Exchange rules. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum, but will not be counted "FOR" or "AGAINST" a proposal.

Q:	If my shares of WTT's common stock are held in street name by a broker or other nominee, will the broker or other nominee vote my shares? (See page 36)

A:	Under American Stock Exchange rules, brokers and nominees are precluded from exercising their voting discretion on the proposals to approve the Acquisition and the Issuance and to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the Acquisition and the Issuance. A broker or other nominee will vote your shares of WTT's common stock at the special meeting only if you give the broker or other nominee instructions on how to vote your shares. Without instructions, your shares will not be voted. If your shares are held by a broker or other nominee, you should follow the directions your broker or other nominee provides to you to instruct your broker or other nominee how to vote your shares.

Q:	What do I need to do now?

A:	After you have carefully read and considered the information contained in this proxy statement including each of the attachments, you should complete, sign and date the attached proxy card and return it in the enclosed postage-prepaid return envelope as soon as possible so that your shares of WTT's common stock may be represented at the special meeting.

If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote in favor of each of the proposals presented at the special meeting.

Q:	How Important is my vote?

A:	Because the Acquisition cannot be completed without the affirmative vote of a majority of the votes cast at the special meeting, and because the presence, in person or by properly executed proxy, at the special meeting of the holders of shares entitled to cast a majority of the votes at the special meeting is necessary to constitute a quorum in order to transact business at the special meeting, every shareholder's vote is important.

Q:	Can I change my vote after I have voted by proxy? (See pages 36 through 37)

A:	Yes. You can change your vote at any time before your proxy is voted at the special meeting.

If you are a holder of record of WTT's common stock, you can do this in three ways:

•	You may send in a later-dated, signed proxy card to the corporate secretary of WTT so that it arrives before the special meeting;

•	You can send a written notice to the corporate secretary of WTT stating that you would like to revoke your proxy; or

•	You may attend the special meeting and vote the shares subject to the proxy by written ballot at the special meeting. Your attendance at the special meeting alone will not revoke your proxy — you must also vote by written ballot at the special meeting.

You should send your revocation or new proxy card to WTT's Corporate Secretary at Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey 07054.

If you are a beneficial owner of WTT's common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker's directions for changing those instructions.

Q:	What does it mean if I receive more than one proxy card or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy and voting instruction card your receive.

Q:	Where can I find the voting results of the special meeting? (See page 37)

A:	We will announce preliminary voting results at the special meeting and issue a press release announcing the definitive voting results as soon as practicable after the special meeting. If the Acquisition and the Issuance are approved by the requisite shareholder vote and all of the other conditions to completion of the Acquisition are satisfied or, where legally permissible, waived, then upon completion of the Acquisition we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the completion of the Acquisition. If the Acquisition and the Issuance are not approved by the requisite shareholder vote, we will promptly issue a press release stating that WTT has abandoned its efforts to acquire Willtek.

Q:	Whom should I contact if I have additional questions?

A:	For more information, you should contact:

Wireless Telecom Group, Inc.	D.F. King & Co., Inc.
25 Eastmans Road	48 Wall Street, 22nd Floor
Parsippany, New Jersey 07054	New York, New York 10005
Attention: Paul Genova	Attention: Richard Grubaugh
Call: (201) 261-8797	Call toll free: (800) 769-7666

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SUMMARY TERM SHEET

This summary term sheet highlights the material information contained in this proxy statement, but may not contain all of the information that is important to you. You should read carefully this entire document, including the attachments and the other documents to which we refer you for a more complete understanding of the Acquisition that is the subject of this proxy statement.

Throughout this proxy statement, "$" indicates amounts denominated in United States dollars and "€" indicates amounts denominated in euros. For your convenience, in certain places throughout this proxy statement we have converted amounts denominated in euros to amounts denominated in United States dollars using (unless otherwise stated or the context otherwise requires) the noon buying rate of euros for United States dollars of [               ] on [                               ], 2005, the last trading day prior to the date of this proxy statement.

The Companies

    Wireless Telecom Group, Inc.

25 Eastmans Road
Parsippany, New Jersey 07054
(201) 261-8797
www.wtt.bz

WTT is a global provider of electronic noise generation equipment in the telecommunications field. It develops, manufactures and markets a wide variety of electronic noise sources, passive microwave components and electronic testing and measuring instruments including power motors, volt meters and modulation meters. WTT's products have historically been primarily used to test the performance and capability of cellular/PCS and satellite communications systems, and to measure the power of radio frequencies and microwave systems. Other applications include radio, radar, wireless local area network and digital television. WTT's current operations are conducted through WTT and its wholly owned subsidiaries Boonton Electronics Corporation and Microlab/FXR. Boonton Electronics Corporation is a leader in the manufacture of test equipment dedicated to measuring the power of radio frequencies and microwave systems used in multiple telecommunications markets. Microlab/FXR is a global provider of passive microwave components including power splitters, directional couplers and filters. These products are employed as system components in commercial applications such as wireless base stations for cellular, paging and private communications, in-building wireless signal distribution, television transmitters and aircraft navigation counter measures and missile guidance. WTT's website address is www.wtt.bz. Information contained on WTT's website does not constitute part of this proxy statement.

    Willtek Communications GmbH

Gutenbergstrasse 2-4
85737 Ismaning
Germany
Telephone: 011-49-89-996-410
www.willtek.com

Willtek, headquartered in Ismaning, Germany, is a leading provider of solutions that enable manufacturers and operators of wireless communications devices to test mobile phones, air interface, and base stations of cellular networks. Willtek serves a base of more than 5,000 customers worldwide with state-of-the-art products including testing equipment for GSM, GPRS, CDMA and WCDMA phones and wireless devices, as well as handheld spectrum analyzers. With a team of 148 people, Willtek has extensive research and development, sales and marketing departments, as well as established distribution channels. Willtek's website address is www.willtek.com. Information contained on Willtek's website does not constitute part of this proxy statement.

The Acquisition
(Pages 38 through 76)

Pursuant to the Stock Purchase Agreement, dated October 5, 2004, by and among WTT, Willtek, Investcorp Technology Ventures LP ("Investcorp") and Damany Holding GmbH ("Damany Holding,

and together with Investcorp, the "Willtek Shareholders"), WTT will acquire all of the outstanding share capital of Willtek from the Willtek Shareholders and, as a result, Willtek will become a wholly owned subsidiary of WTT.

Acquisition Consideration; Escrow
(Page 62)

In exchange for all of the outstanding share capital of Willtek, the Willtek Shareholders will receive an aggregate of 8,000,000 newly issued shares of WTT's common stock and $7,000,000 in cash (the "Acquisition Consideration"). The cash portion of the Acquisition Consideration will come from our working capital. We have also agreed to guaranty payment of certain outstanding liabilities and obligations of Willtek equal to approximately $4.8 million. Based on the number of shares of our common stock outstanding on [                         ], 2005, the record date for the special meeting, immediately following completion of the Acquisition, the Willtek Shareholders will own in the aggregate approximately [31.7]% of our outstanding common stock on a primary basis.

1,000,000, or 12.5%, of the shares of WTT's common stock to be issued as the stock portion of the Acquisition Consideration will be deposited into an escrow account at the closing of the Acquisition for a one-year period following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement.

Based on the $[            ] closing price of a share of WTT's common stock on the American Stock Exchange on [                                     ], 2005, the last trading day prior to the date of this proxy statement, the dollar value of the Acquisition Consideration is approximately $[                  ]. This amount does not represent the value of the Acquisition for financial accounting purposes. The Stock Purchase Agreement does not provide for an adjustment in the number of shares of WTT's common stock to be issued to the Willtek Shareholders in the Acquisition in the event of a fluctuation in the market price of WTT's common stock prior to completion of the Acquisition. Therefore, depending on the market price of WTT's common stock on the closing date of the Acquisition, the actual dollar value of the Acquisition Consideration may be less or more than the $[                     ] amount referenced above.

Material Conditions to the Completion of the Acquisition
(Page 68)

The respective obligations of each party to complete the Acquisition are subject to the satisfaction (or, where legally permissible, the waiver by the parties), at or prior to the closing of the Acquisition, of the following conditions:

•	approval of the Acquisition and the Issuance by WTT's shareholders in accordance with New Jersey law and the rules of the American Stock Exchange, respectively;

•	receipt of all governmental and non-governmental third-party consents and approvals required to complete the Acquisition, including those under applicable German merger control regulations; and

•	absence of any legal prohibition on completion of the Acquisition.

WTT's obligation to complete the Acquisition is subject to the satisfaction (or, where legally permissible, the waiver by WTT), at or prior to the closing of the Acquisition, of a number of additional conditions, including the following:

•	the accuracy of the representations and warranties made by the Willtek Shareholders and the performance by the Willtek Shareholders and Willtek of their respective obligations as required under the Stock Purchase Agreement;

•	the Willtek Shareholders' execution and delivery of a share transfer and assignment agreement in an agreed form effecting the transfer of all of the outstanding share capital of Willtek to WTT;

•	WTT's receipt of an opinion of counsel to the Willtek Shareholders in an agreed form;

•	since March 31, 2004, the absence of any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek; and

•	the fairness opinion of Capitalink, L.C. received by WTT's board of directors not having been withdrawn, revoked, modified or qualified in any respect.

The Willtek Shareholders' obligation to complete the Acquisition is subject to the satisfaction (or, where legally permissible, the waiver by the Willtek Shareholders), at or prior to the closing of the Acquisition, of a number of additional conditions, including the following:

•	the accuracy of the representations and warranties made by WTT and the performance by WTT of its obligations as required under the Stock Purchase Agreement;

•	the receipt by the Willtek Shareholders of the Acquisition Consideration (less 1,000,000 shares of WTT's common stock which will be deposited into an escrow account for a one-year period following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement);

•	the Willtek Shareholders' receipt of an opinion of counsel to WTT in an agreed form;

•	since June 30, 2004, the absence of any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on WTT; and

•	(1) the resignations of Karabet Simonyan, our Chairman of the Board and acting Chief Executive Officer, and Paul Genova, our President and Chief Financial Officer, as directors of WTT, (2) the appointment of three designees of the Willtek Shareholders as directors of WTT and (3) the appointment of Cyrille Damany, the Chief Executive Officer of Willtek, as the new Chief Executive Officer of WTT.

We do not expect that any of the conditions listed above will be waived by any of the parties.

Termination of the Stock Purchase Agreement
(Page 70)

The Stock Purchase Agreement may be terminated at any time prior to the completion of the Acquisition by:

•	mutual written consent of WTT and the Willtek Shareholders;

•	by either WTT or the Willtek Shareholders, if:

—	the Acquisition is not completed by March 31, 2005;

—	the Acquisition and the Issuance are not approved by WTT's shareholders by [ ], 2005 [60 days after the date of mailing of this Proxy Statement]; or

—	there exists any final non-appealable legal prohibition on completion of the Acquisition;

•	by WTT, if any of the closing conditions to its obligations under the Stock Purchase Agreement have become incapable of fulfillment and have not been waived by WTT (provided WTT is not then in material breach of any of its representations, warranties, covenants or agreements contained in the Stock Purchase Agreement);

•	by WTT if, notwithstanding any prior disclosure, any change, event or development or series of changes, events or developments arising from or relating to certain written allegations recently made by a Germany-based company that some of Willtek's products may be utilizing (without license) patented intellectual property owned by such company (the "IP Allegations"), individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek;

•	by the Willtek Shareholders, if any of the closing conditions to their obligations under the Stock Purchase Agreement have become incapable of fulfillment and have not been waived by the Willtek Shareholders (provided the Willtek Shareholders are not then in material breach of any of their representations, warranties, covenants or agreements contained in the Stock Purchase Agreement); or

•	by the Willtek Shareholders, if the Willtek Shareholders would be required under the Stock Purchase Agreement to indemnify WTT in an amount in excess of $5,000,000 for certain liabilities arising from or relating to the IP Allegations.

No termination fee is payable by any party to the Stock Purchase Agreement in the event of termination of the Stock Purchase Agreement by any party as set forth above.

Indemnification Provisions
(Page 71)

The Stock Purchase Agreement contains detailed provisions regarding indemnification obligations of the parties. Specifically, the Stock Purchase Agreement provides that the Willtek Shareholders will be required to indemnify WTT for any losses arising from any breach of a representation or warranty of the Willtek Shareholders or any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation of the Willtek Shareholders or Willtek contained in the Stock Purchase Agreement. WTT will be required to indemnify the Willtek Shareholders for any losses arising from any breach of a representation or warranty of WTT or any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation of WTT contained in the Stock Purchase Agreement. In addition, WTT and the Willtek Shareholders will be required to indemnify each other for certain tax obligations. Subject to certain exceptions, the parties' general and tax indemnification obligations are subject to the following limitations and qualifications:

•	claims for general and tax indemnification must be asserted by the first anniversary of the closing date of the Acquisition, except that indemnification claims for breaches of representations and warranties relating to certain pension matters, tax matters and environmental matters, and any tax indemnification claims must be asserted by the third anniversary of the closing date of the Acquisition;

•	claims for general and tax indemnification must exceed a deductible of €25,000 (approximately $[ ]) per individual claim and €150,000 (approximately $[ ]) in the aggregate for all claims (in which case the party seeking indemnification may recover all amounts above and below this threshold); and

•	the aggregate liability of the Willtek Shareholders for general and tax indemnification to WTT, and the aggregate liability of WTT for general and tax indemnification to the Willtek Shareholders, is each limited to an amount equal to $7.0 million.

In addition to the general and tax indemnification obligations described above, the Willtek Shareholders will be required to indemnify WTT for certain liabilities arising from or relating to the IP Allegations. Subject to certain exceptions, these IP Allegations-related indemnification obligations of the Willtek Shareholders are not subject to any limitations (including those applicable to the Willtek Shareholders' general and tax indemnification obligations), and claims for indemnification for certain liabilities arising from or related to the IP Allegations may be made by WTT at any time following completion of the Acquisition.

The general, tax and IP Allegations-related indemnification obligations of each of the Willtek Shareholders described above are joint and several, which means that WTT may seek indemnification for all or any part of its losses from any one or both of the Willtek Shareholders, subject to the limitations and qualifications contained in the Stock Purchase Agreement. If WTT is entitled to indemnification from the Willtek Shareholders, during the one-year period following the closing date of the Acquisition, WTT must first proceed against the 1,000,000 shares of WTT's common stock held in escrow before it can seek monetary damages directly from the Willtek Shareholders. Based on the

$[               ] closing price of a share of WTT's common stock on the American Stock Exchange on [                      ], 2005, the aggregate value of the shares of WTT's common stock to be held in escrow would be approximately $[            ].

Limitation on the Willtek Shareholders' and Willtek's Ability to Solicit Other Acquisition Proposals
(Page 67)

The Stock Purchase Agreement required the Willtek Shareholders, Willtek and each of its subsidiaries and their respective representatives to immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties with respect to an alternative acquisition proposal at the time the Stock Purchase Agreement was executed. The Stock Purchase Agreement prohibits the Willtek Shareholders and Willtek from directly or indirectly soliciting, initiating, encouraging or otherwise facilitating the receipt or submission of an alternative acquisition proposal or entering into any agreement, arrangement or understanding with respect to any alternative acquisition proposal. The Willtek Shareholders and Willtek have also agreed to promptly notify WTT orally and within 24 hours in writing of the receipt of any alternative acquisition proposal.

Non-Solicitation of Clients and Employees
(Page 68)

The Stock Purchase Agreement provides that through the closing of the Acquisition or, if the Stock Purchase Agreement is terminated prior to the closing, for a period of two years from the date of termination, WTT will not directly or indirectly solicit or entice away any employee of Willtek or its subsidiaries. This prohibition does not apply to the extent an employee of Willtek has responded solely to a public advertisement for employment.

The Stock Purchase Agreement further provides that for a period of two years from the closing of the Acquisition, the Willtek Shareholders will not directly or indirectly solicit or entice away from WTT or any of its subsidiaries, including Willtek, (1) any employee of WTT or its subsidiaries or (2) any person or entity that has been a client or customer of WTT or its subsidiaries within the past two years.

Reasons for the Acquisition
(Page 44)

WTT's board of directors determined that the Acquisition of Willtek and its combination with WTT would create a stronger, more competitive industry participant, based on potential benefits that include:

•	the immediate addition of substantial incremental revenue;

•	the complementary nature of the companies' markets, products, technologies and customers;

•	the more diversified product portfolio that will result from the combination of the companies' product lines;

•	the opportunity to accelerate revenue growth as a result of being able to offer a wider range of products to a greater number of key customers;

•	the potential ability of the combined entity to capitalize on complementary customer relationships and distribution channels and diversify the combined company's customers and end markets;

•	the potential ability of the combined company to effectively develop new products and improve existing products by sharing technologies and intellectual property;

•	the potential ability to realize global economies of scale and synergies;

•	the immediate expansion of WTT's presence in Europe and Asia;

•	the development of an international platform for future synergistic acquisitions as and when attractive opportunities arise (although WTT does not have any plans, proposals, commitments or agreements to make any acquisitions at this time);

•	the acquisition of important intellectual property; and

•	the strong management team at Willtek.

WTT's board also recognized a number of risks and uncertainties inherent in the Acquisition, but concluded that, on balance, the potential benefits outweighed the risks associated with the transaction. To review the background and reasons for the Acquisition in more detail, see pages 38 through 46.

Risks Related to the Acquisition and the Business of the Combined Company
(Page 23)

By voting to approve the Acquisition and the Issuance, you will be voting to approve the combination of the businesses of WTT and Willtek, which we refer to as the "combined company". In considering whether to vote your shares in favor of the Acquisition and the Issuance, you should carefully consider various risks, including the following:

•	the dollar value of the Acquisition Consideration we pay to acquire Willtek may increase, because the number of shares of our common stock to be issued in the Acquisition will not be adjusted for any fluctuations in the market value of our common stock that may occur prior to completion of the Acquisition;

•	the Issuance in connection with the Acquisition will result in substantial dilution to WTT's current shareholders;

•	the Acquisition may not be consummated;

•	some or all of the potential benefits of the Acquisition may not be realized;

•	WTT may not be successful in integrating the products, technologies and organizations of the two businesses;

•	the risks associated with diverting management resources from day-to-day operational matters, as well as other strategic opportunities;

•	the risk of management and employee disruption associated with the Acquisition, including the risk that, despite the efforts of management, key personnel might not remain employed with the combined company;

•	the risk that acquisition and related integration activities may require more capital and other resources than anticipated, resulting in a greater reduction of WTT's cash reserves and other resources than originally anticipated;

•	the risk that we could incur substantial liability and expenses, and our business, results of operations and financial condition could be materially adversely affected, if the Germany-based company that recently made the IP Allegations were to assert a claim of infringement against Willtek or the combined company after we have completed the Acquisition; and

•	the risk that other third parties could claim that the combined company is infringing on their intellectual property rights, which could result in substantial costs, diversion of significant managerial resources and significant harm to the combined company's reputation.

We urge you to read carefully the risks factors discussed in the section of this proxy statement entitled "Risk Factors" beginning on page 23.

Interests of WTT's Executive Officers and Directors in the Acquisition
(Page 59)

None of our directors or executive officers or any of their respective associates has any direct or indirect interest in the Acquisition.

Absence of Dissenter's or Appraisal Rights
(Page 57)

WTT's shareholders are not entitled to dissenter's or appraisal rights under New Jersey law in connection with the Acquisition because WTT's common stock is listed on the American Stock Exchange, a national securities exchange.

Recommendation of Our Board of Directors
(Page 46)

After careful consideration, our board of directors unanimously has determined that the Acquisition and the Issuance are advisable and in the best interest of WTT and its shareholders and has unanimously approved the Acquisition and the Issuance. Accordingly, our board of directors unanimously recommends that you vote "FOR" approval of the Acquisition and the Issuance.

None of our directors is affiliated with or has any interest in Willtek or any of the Willtek Shareholders.

Opinion of Capitalink, L.C.
(Page 46)

Capitalink, L.C. ("Capitalink") delivered a written opinion to WTT's board of directors to the effect that, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, as of September 27, 2004, the Acquisition Consideration to be paid by WTT in the Acquisition to the Willtek Shareholders is fair, from a financial point of view, to WTT's shareholders. We paid Capitalink a fee of $85,000 in connection with the fairness opinion. The full text of Capitalink's opinion is attached to this proxy statement as Annex B. We encourage you to read the text of the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. Capitalink's opinion is addressed to WTT's board of directors, and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act on any matter relating to the Acquisition and the Issuance.

Effect of a Negative Vote on the Approval of the Acquisition and the Issuance

If WTT's shareholders do not approve the Acquisition and the Issuance, WTT will abandon its efforts to acquire Willtek.

New Loan Agreement
(Page 76)

In connection with the execution of the Stock Purchase Agreement, for the purpose of refinancing all outstanding indebtedness of Willtek to Investcorp under an existing loan agreement dated March 12, 2003, Willtek has entered into a new loan agreement dated October 5, 2004 with Investcorp (the "New Loan Agreement"), pursuant to which Investcorp will make available to Willtek the principal amount of up to $4,798,481, together with the interest accrued under the existing loan agreement for the period between September 30, 2004 and the closing of the Acquisition. The New Loan Agreement will not become effective until the closing date of the Acquisition, at which time the full amount of the loan will be made available by Investcorp to Willtek (and the existing loan agreement dated March 12, 2003 will be terminated). The loan will bear interest at the rate of 8% per annum accruing at the end of each calendar quarter. The loan is repayable in installments of $1,000,000 to take place on March 31, 2006, December 31, 2006, June 30, 2007 and December 31, 2007, with the final payment of all outstanding amounts on June 30, 2008. Willtek may prepay all outstanding principal and interest under the New Loan Agreement without penalty. WTT has guaranteed payment of any amounts payable by Willtek to Investcorp under the New Loan Agreement. The New Loan Agreement will not be secured by any assets of Willtek or WTT. Investcorp may terminate the New Loan Agreement under certain circumstances set forth in the New Loan Agreement.

Shareholders' Agreement
(Page 73)

As a condition to the completion of the Acquisition, the Willtek Shareholders and WTT will enter into a shareholders' agreement, in the form attached to this proxy statement as Annex C, at the closing of the Acquisition to provide for certain rights and obligations of the parties with respect to the shares of WTT's common stock to be issued to the Willtek Shareholders in the Acquisition, and certain related corporate matters. The principal terms of the shareholders' agreement are summarized below.

•	Board Representation. The shareholders' agreement will provide that effective at the closing of the Acquisition, (1) WTT's board of directors will consist of seven members, (2) Karabet Simonyan, our Chairman of the Board and acting Chief Executive Officer, and Paul Genova, our President and Chief Financial Officer, will resign as directors of WTT and (3) the remaining four WTT board members will appoint three individuals designated by the Willtek Shareholders to serve as directors of WTT.

•	Chief Executive Officer Appointment. The shareholders' agreement will provide that effective at the closing of the Acquisition, our board of directors will appoint Cyrille Damany, Willtek's Chief Executive Officer, to serve as the new Chief Executive Officer of WTT.

•	Director Designation Rights. The shareholders' agreement will provide that for so long as Investcorp's beneficial ownership of WTT's common stock continuously equals or exceeds 12.5% of the issued and outstanding shares of WTT's common stock, at each annual or special meeting of WTT at which directors are to be elected, Investcorp will be entitled to designate up to two individuals for nomination by WTT's nominating committee for election to WTT's board of directors. For so long as Investcorp's beneficial ownership of WTT's common stock is less than 12.5% but continuously equals or exceeds 5% of the issued and outstanding shares of WTT's common stock, at each annual or special meeting of WTT at which directors are to be elected, Investcorp will be entitled to designate one individual for nomination by WTT's nominating committee for election to WTT's board of directors. For so long as Damany Holding's beneficial ownership of WTT's common stock continuously equals or exceeds 5% of the issued and outstanding shares of WTT's common stock, at each annual or special meeting of WTT at which directors are to be elected, Damany Holding shall be entitled to designate one individual for nomination by WTT's nominating committee for election to WTT's board of directors. Each Willtek Shareholder's rights to designate directors will expire at such time as such Willtek Shareholder owns less than 5% of the issued and outstanding shares of WTT's common stock, subject to a 20-day grace period.

•	Voting Obligations of the Willtek Shareholders. The shareholders' agreement will provide that until the earlier of the second anniversary of the closing date of the Acquisition or the date on which the Willtek Shareholders no longer have the right to designate individuals for nomination by WTT's nominating committee for election to WTT's board of directors under the terms of the shareholders' agreement, in any election of directors or meeting of WTT's shareholders at which directors are to be elected, the Willtek Shareholders will (1) cause their shares of WTT's common stock to be present (in person or by proxy) for purposes of establishing a quorum and (2) will vote their shares of WTT's common stock for the election of the nominees for director designated by the Willtek Shareholders and for the election of each of the other nominees for director designated by WTT's board of directors.

•	Restrictions on Transfer. In addition to restrictions on transfer imposed under U.S. federal and state securities or "blue sky" laws, the shareholders' agreement will provide for the following restrictions on the transfer of the shares of WTT's common stock received by the Willtek Shareholders in the Acquisition: (1) the Willtek Shareholders may not transfer any shares of WTT's common stock for a period of six months following the closing date of the Acquisition (the "Lock-Up Period"), except for transfers to certain permitted transferees; and (2) without the prior written approval of a majority of the members of WTT's board of directors (excluding any director designated for election by the Willtek Shareholders), the

Willtek Shareholders may not transfer any shares of WTT's common stock to certain specified direct competitors of WTT without first offering WTT the opportunity to purchase such shares on the same terms and conditions.

•	Registration Rights. The shareholders' agreement will provide that after the Lock-Up Period, the Willtek Shareholders will have the right to demand that WTT file up to two registration statements with the Securities and Exchange Commission (the "SEC") under the Securities Act covering the shares of WTT's common stock acquired by the Willtek Shareholders in the Acquisition, and will also have incidental or "piggyback" registration rights covering such shares effective after the Lock-Up Period, subject, in the latter case, to certain limitations related to underwriter "cut-backs". These demand and incidental registration rights will terminate on the first date on which: (1) following the first anniversary of the closing date of the Acquisition, the Willtek Shareholders own less than 1% of WTT's issued and outstanding common stock, or (2) all registrable securities held by the Willtek Shareholders may be sold to the public in a single transaction under Rule 144(k) under the Securities Act.

Accounting and Tax Treatment of the Acquisition
(Page 60)

•	We intend to account for the Acquisition using the "purchase" method of accounting.

•	The Acquisition is not a taxable event for WTT or its shareholders.

Regulatory Filings
(Page 61)

In connection with the Acquisition, we will:

•	make required filings with the German Federal Cartel Office under applicable German antitrust laws;

•	make required filings under the Exchange Act relating to the Acquisition and the Issuance, including the filing of this proxy statement with the SEC pursuant to Regulation 14A under the Exchange Act; and

•	file an additional listing application with the American Stock Exchange for the purpose of listing the shares of WTT's common stock to be issued to the Willtek Shareholders in the Acquisition.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF WTT

The following tables provide selected historical consolidated financial data of WTT as of and for each of its fiscal years ended December 31, 2003, 2002, 2001, 2000 and 1999, and as of September 30, 2004 and for the nine months ended September 30, 2004 and 2003. The consolidated balance sheet data and the consolidated statement of operations data presented below as of December 31, 2003, 2002, 2001, 2000 and 1999, and for each of the years in the five-year period ended December 31, 2003, have been derived from our consolidated financial statements after restatement for our merger with Boonton Electronics Corporation, which have been audited by Lazar, Levine & Felix LLP, independent auditors. Our consolidated statement of operations data for the years ended December 31, 2003 and 2002 includes the results of our Microlab/FXR subsidiary, and our consolidated balance sheet data as of December 31, 2003, 2002 and 2001 also includes the financial data of Microlab/FXR. The consolidated balance sheet data as of September 30, 2004 and the consolidated statement of operations data presented below for the nine-month periods ended September 30, 2004 and 2003, respectively, are unaudited. However, we believe that this information contains all adjustments, consisting only of normal recurring adjustments, which are necessary to present fairly our consolidated financial position and results of operations for those periods. The historical results presented are not necessarily indicative of future results. The consolidated balance sheet data as of September 30, 2004, and the consolidated statement of operations data presented for the nine-month period ended September 30, 2004, are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2004. All of the information presented below should be read in conjunction with our audited and unaudited consolidated financial statements and their accompanying notes appearing elsewhere in this proxy statement, and the discussions appearing in "Management's Discussion and Analysis of Financial Condition and Results of Operations of WTT."

	Year Ended December 31,					Nine Months Ended September 30,
	1999	2000	2001	2002	2003	2003	2004
						(unaudited)	(unaudited)
Statement of Operations Data:
Net sales	$13,188,000	$18,451,000	$19,042,000	$20,748,000	$19,724,000	$14,176,000	$17,015,000
Income from continuing operations before income taxes	2,993,000	3,363,000	3,279,000	2,591,000	2,576,000	1,732,000	2,209,000
Provision for income taxes	960,000	1,232,000	2,062,000	823,000	813,000	600,000	590,000
Net income from continuing operations	$2,033,000	$2,131,000	$1,217,000	$1,768,000	$1,763,000	$1,132,000	$1,619,000
Selected Per Share Data:
Net income from continuing operations per common share – diluted	$.11	$.11	$.07	$.10	$.10	$.07	$.09
Shares used in computation of earnings per share – diluted	19,327,264	19,724,188	18,046,498	17,340,264	17,113,472	17,018,909	17,537,133
Cash dividends per common share	$.00	$.00	$.04	$.08	$.09	$.06	$.09

	As of December 31,					As of September 30, 2004
	1999	2000	2001	2002	2003
						(unaudited)
Balance Sheet Data:
Working capital	$26,106,000	$27,553,000	$23,318,000	$23,511,000	$23,972,000	$24,463,000
Total assets	36,764,000	37,656,000	32,905,000	32,216,000	33,624,000	33,187,000
Total liabilities	6,647,000	5,273,000	4,798,000	4,329,000	5,404,000	4,396,000
Shareholders' equity	30,117,000	32,383,000	28,107,000	27,887,000	28,220,000	28,791,000

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF WILLTEK

The following tables provide selected historical consolidated financial data of Willtek as of and for each of its fiscal years ended March 31, 2004, 2003 and 2002, and as of September 30, 2004 and for the six months ended September 30, 2004 and 2003. The consolidated balance sheet data and the consolidated statement of operations data presented below as of March 31, 2004 and 2003, and for each of the years in the two-year period ended March 31, 2004, have been derived from the consolidated financial statements of Willtek prepared in accordance with U.S. GAAP, which have been audited by Ernst & Young AG Wirtschaftsprufungsgesellschaft, independent registered public accounting firm, except for the financial statements as of March 31, 2003 and for the eleven months then ended of Willtek Communications Incorporated, a consolidated subsidiary, which were audited by other independent auditors. The consolidated balance sheet data and the consolidated statement of operations data presented below as of and for the year ended March 31, 2002, and as of September 30, 2004 and for the six-month periods ended September 30, 2004 and 2003, respectively, have been derived from the unaudited consolidated financial statements of Willtek prepared in accordance with U.S. GAAP. However, Willtek believes that this information contains all adjustments, consisting only of normal recurring adjustments, which are necessary to present fairly its consolidated financial position and results of operations for those periods. Financial results prior to fiscal year 2002 are not available or comparable due to the significant difference in Willtek's organizational and ownership structure. The historical results presented are not necessarily indicative of future results. The consolidated balance sheet data as of September 30, 2004, and the consolidated statement of operations data presented for the six-month period ended September 30, 2004, are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2005. All of the information presented below should be read in conjunction with Willtek's audited and unaudited consolidated financial statements and their accompanying notes appearing elsewhere in this proxy statement, and the discussions appearing in "Willtek Operating and Financial Review."

	Year Ended March 31,			Six Months Ended September 30,
	2002	2003	2004	2003	2004
Statement of Operations Data:
Net revenue(1)	€19,416,000	€22,636,000	€21,834,000	€11,263,000	€10,317,000
Income (loss) from continuing operations before income taxes(2)	(9,476,000)	(777,000)	(3,076,000)	(411,000)	(1,191,000)
Provision (benefit) for income taxes	3,000	55,000	(134,000)	7,000	14,000
Net income (loss) from continuing operations(2)(3)	€(9,479,000)	€(832,000)	€(2,942,000)	€(418,000)	€(1,205,000)

	As of March 31,			As of September 30, 2004
	2002	2003	2004
Balance Sheet Data:
Working capital	€6,866,000	€4,566,000	€4,056,000	€2,670,000
Total assets	9,587,000	12,460,000	9,881,000	9,291,000
Total liabilities	10,566,000	9,282,000	9,831,000	10,433,000
Total long-term obligations	—	2,302,888	3,757,275	3,897,449
Shareholders' equity	(969,000)	3,178,000	50,000	(1,142,000)

(1)	Includes net revenue with related parties of €14,053,826 in 2002 and €9,715,474 in 2003.

(2)	Includes goodwill impairment in 2004 of 668,653 as a result of lower market valuations.

(3)	Fiscal year ended March 31, 2002 includes write-off of goodwill €3 million for investment in a UK subsidiary and holding company corporate charge of €2.4 million which was eventually waived in 2003 as part of the management buy-out from Acterna.

EXCHANGE RATE INFORMATION

On [                       ], 2005, the last trading day prior to the date of this proxy statement, the noon buying rate of euros for United States dollars was [                ].

The following table sets forth, for the periods and dates indicated, information concerning the noon buying rate for the euro announced by the Federal Reserve Bank of New York, expressed in one euro per U.S. dollar. WTT does not intend to imply that the euro or U.S. dollar amounts referred to in this proxy statement could have been or could be converted into U.S. dollars or euros, as the case may be, at any particular rate, or at all.

Year ended/ending December 31,	At end of period	Average (of month end rates)	High	Low
	(U.S. dollar per euro)
1999	1.0070	1.0588	1.1812	1.0016
2000	0.9388	0.9207	1.0335	0.8270
2001	0.8901	0.8834	0.9535	0.8370
2002	1.0485	0.9495	1.0485	0.8594
2003	1.2597	1.1411	1.2597	1.0361
2004 (through September 30, 2004)	1.2324	1.2250	1.2853	1.1801

Month ended	High	Low
	(U.S. dollar per euro)
January 31, 2004	1.2853	1.2389
February 28, 2004	1.2848	1.2426
March 31, 2004	1.2431	1.2088
April 30, 2004	1.2358	1.1802
May 31, 2004	1.2274	1.1801
June 30, 2004	1.2320	1.2006
July 31, 2004	1.2437	1.2032
August 31, 2004	1.2368	1.2025
September 30, 2004	1.2324	1.2052
October 31, 2004	1.2783	1.2271
November 30, 2004	1.3288	1.2703
December 31, 2004	1.3625	1.3224

WIRELESS TELECOM GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the proposed Acquisition of Willtek by WTT. The Acquisition will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141). Under the purchase method of accounting, the total estimated purchase price, calculated as described in Note 1 to these unaudited pro forma condensed consolidated financial statements, is allocated to the net tangible and intangible assets of the Willtek business acquired, based on their fair values as of the completion of the Acquisition. Independent valuation specialists are currently conducting an independent valuation in order to assist the management of WTT in determining the fair values of a significant portion of these assets. The preliminary work performed by the independent valuation specialists has been considered in management's estimates of the fair values reflected in these unaudited pro forma condensed consolidated financial statements. A final determination of these fair values, which cannot be made prior to the completion of the Acquisition, will include management's consideration of a final valuation prepared by the independent valuation specialists. This final valuation will be based on the actual net tangible and intangible assets of the Willtek business that exist as of the date of completion of the Acquisition.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 gives effect to the proposed Acquisition as if it occurred on September 30, 2004. WTT's consolidated balance sheet information was derived from its unaudited consolidated balance sheet as of September 30, 2004 included elsewhere in this proxy statement. Willtek's balance sheet information was derived from its unaudited consolidated balance sheet as of September 30, 2004 included elsewhere in this proxy statement. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 is presented as if the proposed Acquisition was consummated on January 1, 2003 and, due to the different fiscal period ends for WTT and Willtek, combines the historical results of WTT for the year ended December 31, 2003, which were derived from its consolidated financial statements for the year ended December 31, 2003 included elsewhere in this proxy statement, and the historical results of Willtek for the year ended March 31, 2004, which were derived from its audited consolidated statement of operations for the year ended March 31, 2004 included elsewhere in this proxy statement. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2004 is presented as if the transaction was consummated on January 1, 2003 and combines the historical results of WTT for the nine months ended September 30, 2004, which were derived from its unaudited statement of operations for the nine months ended September 30, 2004 included elsewhere in this proxy statement, and the historical results of Willtek for the nine months ended September 30, 2004, which were derived from its unaudited consolidated statement of operations for the three-month period ended March 31, 2004 and its unaudited condensed consolidated statements of operations for the six months ended September 30, 2004 included elsewhere in this proxy statement.

The unaudited pro forma condensed consolidated financial statements has been prepared by WTT management for illustrative purposes only and are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had WTT and Willtek been a combined company during the specified period. The pro forma adjustments are based on the information available at the time of the preparation of this proxy statement. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of WTT for its fiscal year ended December 31, 2003; the unaudited historical condensed consolidated financial statements of WTT for the nine months ended September 30, 2004; the historical consolidated financial statements of Willtek for its fiscal year ended March 31, 2004; and the unaudited condensed consolidated financial statements of Willtek as of September 30, 2004 and for the six months ended September 30, 2004 and 2003, all of which are included elsewhere in this proxy statement.

Further, the unaudited pro forma condensed consolidated financial statements do not include any adjustments for liabilities resulting from integration planning, as management of WTT is in the process of making these assessments and estimates of these costs are not currently known. However, liabilities ultimately may be recorded for severance or relocation costs related to employees of Willtek, costs of vacating certain leased facilities of Willtek and/or other costs associated with exiting activities of Willtek that would affect amounts in the pro forma condensed consolidated financial statements. In addition, WTT may incur significant restructuring charges upon completion of the acquisition or in subsequent quarters for severance or relocation costs related to WTT employees.

There are no intercompany balances or transactions between WTT and Willtek. Certain reclassifications have been made to conform the historical amounts of Willtek to WTT's presentation.

These unaudited pro forma condensed consolidated financial statements have been prepared based on preliminary estimates of fair values. They do not include liabilities resulting from integration planning which are not presently estimable as discussed above. Amounts preliminarily allocated to intangible assets with definite lives may increase significantly, which could result in a material increase in amortization of intangible assets. Therefore, the actual amounts recorded as of the completion of the acquisition may differ materially from the information presented in these unaudited pro forma condensed consolidated financial statements. In addition to the receipt of the final valuation, the impact of ongoing integration activities, the timing of completion of the acquisition and other changes in net tangible and intangible assets of Willtek that occur prior to completion of the acquisition could cause material differences in the information presented.

For purposes of the accompanying unaudited pro forma condensed combined financial statements, amounts denominated in euros in Willtek's financial statements have been converted into United States dollars using the September 30, 2004 exchange rate for purposes of the balance sheet and the average exchange rates applicable to the year ended March 31, 2004 and the nine months ended September 30, 2004. The table below shows the average U.S. dollar/ euro exchange rate for the periods shown, based on the interbank market exchange rate expressed in U.S. dollars per one euro.

	Exchange Rate	Average Exchange Rate
	September 30, 2004	9 Months Ended September 30, 2004	12 Months Ended March 31, 2004
Currency	U.S. dollar	U.S. dollar	U.S. dollar
One euro	1.2324	1.2250	1.1726

WIRELESS TELECOM GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2004
(In thousands)
(Unaudited)

	Historical		Pro forma Adjustments(1)		Pro forma Consolidated
	WTT	Willtek
Assets
Current assets:
Cash and cash equivalents	$14,577	$478	$(7,000	)(a)	$8,055
Accounts receivable	3,911	4,180			8,091
Inventories	6,370	3,401			9,771
Current portion of deferred tax assets	264	0			264
Prepaid and other current assets	543	318			861
Total current assets	25,665	8,377	(7,000)		27,042
Property, plant and equipment, net	5,957	1,243			7,200
Goodwill	1,351	—	21,090	(d)	22,441
Intangible assets, net	—	141	14,359	(d)	14,359
Other assets	212	1,688			2,041
Total assets	$33,185	$11,449	$28,449		$73,083
Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable and accrued expenses	1,157	4,919	2,000	(c)	8,076
Other current liabilities	43	168	247	(f)	458
Total current liabilities	1,200	5,087	2,247		8,534
Pension liability	—	3,140	(275	)(i)	2,865
Long term debt	3,057	4,630	803	(f)	8,490
Other long term liabilities	137	—	5,066	(j)	5,203
Total liabilities	4,394	12,857	7,841		25,092
Common stock	203	148	80	(a)	283
			(148	)(b)
Additional paid in capital	13,591	17,298	19,120	(a)	32,711
			(17,298	)(b)
Translation adjustment	—	(571)	571	(b)	—
Retained earnings/(deficit)	22,698	(18,283)	18,283	(b)	22,698
Treasury stock	(7,701)	—			(7,701)
Total shareholders' equity/(deficit)	28,791	(1,408)	20,608		47,991
Total liabilities and shareholders' equity	$33,185	$11,449	$28,449		$73,083

(1)	The letters refer to descriptions of the adjustments in Note 2.

See accompanying notes to Wireless Telecom Group Inc's. unaudited pro forma condensed consolidated financial statements.

WIRELESS TELECOM GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004
(In thousands, except per share data)
(Unaudited)

	Historical
	WTT	Willtek (1)	Pro forma Adjustments (2)		Pro forma Consolidated

Revenue	$17,015	$18,771			$35,786

Cost of goods sold	7,718	8,594	585	(e)	16,897
Gross margin	9,297	10,177	(585)		18,889

Operating expenses:
Sales & Marketing	2,523	6,462			8,985
Research & Development	1,471	4,110			5,581
General & Administrative	3,300	1,675	891	(e)	5,681
			(185	)(g)
Impairment of goodwill	—	787			787
Total operating expenses	7,294	13,034	706		21,034

Operating Income (Loss)	2,003	(2,070)	(1,291)		(2,145)

Interest income (expense)	207	(248)			(41)

Income (Loss) before provision for income taxes	2,210	(2,318)	(1,391)		(2,186)
			39	(m)
Provision for income taxes	(590)	(45)	482	(k)	(114)
Net Income (Loss)	$1,620	$(3,150)	$(870)		$(2,339)

Basic and diluted net income (loss) per share	$0.09	n/a (3)	n/a		$(0.09)

Weighted average common shares outstanding:
Basic	17,128,399	n/a (3)	8,000,000		25,128,399
Diluted	17,537,133	n/a (3)	8,000,000		25,537,133

(1)	Derived from Willtek's unaudited consolidated statement of operations for the three months ended March 31, 2004 and the unaudited condensed consolidated statements of operations for the six months ended September 30, 2004 included in this filing. Willtek's results of operations for the three months ended March 31, 2004 which are included in WTT's pro forma statements of operations for both the year ended December 31, 2003 and the nine months ended September 30, 2004 include revenue of $6,391, gross profit of $3,215, loss from operations of $(1,598) and net loss of $(1,706).

(2)	The letters refer to descriptions of the adjustments in Note 2.

(3)	Willtek is organized under German law as a Gesellschaft mit beschränkter Haftung ("GmbH")—or a private limited liability company. The outstanding share capital of Willtek consists of three shares in the aggregate nominal amount of €120,000—one share in the nominal amount of €35,890, one share in the nominal amount of €61,200, both of which are held by Investcorp (representing 80.9% of the outstanding share capital of Willtek), and one share in the nominal amount of €22,910, which is held by Damany Holding (representing 19.1% of the outstanding share capital of Willtek). Accordingly, no historical per share information is presented for Willtek.

See accompanying notes to Wireless Telecom Group Inc's. unaudited pro forma condensed consolidated financial statements.

WIRELESS TELECOM GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003
(In thousands, except per share data)
(Unaudited)

	Historical
	WTT	Willtek (1)	Pro forma Adjustments (2)		Pro forma Consolidated

Revenue	$19,724	$25,673			$45,397

Cost of goods sold	9,465	12,296	688	(e)	22,449
Gross margin	10,259	13,377	(688)		22,948

Operating expenses:
Sales & Marketing	2,833	7,406			10,239
Research & Development	2,046	5,709			7,755
General & Administrative	3,246	2,844	1,187	(e)	7,030
			(247	)(g)
Impairment of goodwill	0	787			787
Total operating expenses	8,125	16,746	940		25,811

Operating Income (Loss)	2,134	(3,369)	(1,628)		(2,863)

Interest/other income (expense)	441	(249)	(200	)(l)	(8)
Income (Loss) before provision for income taxes	2,575	(3,618)	(1,828)		(2,871)
			78	(m)
Provision for income taxes	(812)	158	685	(k)	109
Net Income (Loss)	$1,763	$(3,460)	$(1,065)		$(2,762)

Basic and diluted net income (loss) per share	$0.10	n/a (3)			$(0.12)

Weighted average common shares outstanding:
Basic	16,904,036	n/a (3)	8,000,000		24,904,036
Diluted	17,113,472	n/a (3)	8,000,000		25,113,472

(1)	Derived from Willtek's audited consolidated statement of operations for the year ended March 31, 2004 included in this filing. Willtek's results of operations for the three months ended March 31, 2004 which are included in WTT's pro forma statements of operations for both the year ended December 31, 2003 and the nine months ended September 30, 2004 include revenue of $6,391, gross profit of $3,215, loss from operations of $(1,598) and net loss of $(1,706).

(2)	The letters refer to descriptions of the adjustments in Note 2.

(3)	Willtek is organized under German law as a Gesellschaft mit beschränkter Haftung ("GmbH")—or a private limited liability company. The outstanding share capital of Willtek consists of three shares in the aggregate nominal amount of €120,000—one share in the nominal amount of €35,890, one share in the nominal amount of €61,200, both of which are held by Investcorp (representing 80.9% of the outstanding share capital of Willtek), and one share in the nominal amount of €22,910, which is held by Damany Holding (representing 19.1% of the outstanding share capital of Willtek). Accordingly, no historical per share information is presented for Willtek.

See accompanying notes to Wireless Telecom Group Inc's. unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

1.	Basis of Presentation

On October 5, 2004, WTT and Willtek entered into the Stock Purchase Agreement pursuant to which WTT agreed to acquire all of the outstanding share capital of Willtek. The transaction is expected to close in the quarter ending March 31, 2005. Willtek is based in Ismaning, Germany.

Pursuant to the Stock Purchase Agreement, WTT will pay $7.0 million in cash and issue up to 8,000,000 shares of its common stock in exchange for 100% of Willtek's share capital.

The estimated value of the aggregate purchase price to acquire Willtek is calculated to be $26.2 million, using a WTT common stock price of $2.40, which is the average of the closing market prices of WTT's common stock for a period beginning three days prior to and ending three days after October 5, 2004, the date the proposed transaction was publicly announced. Estimated direct transaction expenses of $2.0 million have been included as a part of the total purchase cost.

The cost to acquire Willtek will be allocated to the assets acquired and liabilities assumed according to their respective fair values, with the excess purchase price being allocated to goodwill. The fair value of the acquired assets and liabilities will be based upon an independent valuation.

The preliminary estimated total purchase cost of Willtek is as follows (in thousands):

Cash payment	$7,000
Value of securities issued	19,200
Estimated transaction costs and expenses	2,000
$28,200

Under the purchase method of accounting, the total estimated purchase price as shown in the table above is allocated to the net tangible and intangible assets of Willtek based on their estimated fair values as of the date of the completion of the Acquisition. Based on information currently available, and subject to potentially material changes upon receipt of a valuation after completion of the Acquisition and other factors as described in the introduction to these unaudited pro forma condensed consolidated financial statements, the preliminary estimated purchase price is allocated as follows (in thousands):

	Amount	Useful Life in Years	Annual Amortization
Historical shareholders' equity of Willtek	$(1,408)	—
Existing intangible assets	(141)	—
Reduction of pension obligation to Funded Status	275	—
Unfavorable lease liability	(1,050)	—
Intangible assets acquired:
Customer relationships	6,100	5	$1,220
Developed technology, including patents	5,800	7	829
Trade name and trademarks	2,600	—
Deferred taxes applicable to above purchase accounting adjustment	(5,066)	—
Goodwill	21,090	—
Total preliminary purchase price allocation	$28,200		$2,049

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(Continued)

Of the total estimated purchase price, a preliminary estimated amount of approximately $21.1 million has been allocated to goodwill. Goodwill represents the excess of the purchase price of an acquired business over the fair value of the underlying net tangible and intangible assets. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill resulting from business combinations completed subsequent to June 30, 2001 will not be amortized but instead will be tested for impairment at least annually (more frequently if certain indicators are present). In the event that the management of WTT determines that the value of goodwill has become impaired, WTT will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

2.	Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the estimated purchase price, to adjust amounts related to the net tangible and intangible assets of Willtek to a preliminary estimate of their fair values and to reflect the amortization expense related to the estimated amortizable intangible assets.

There are no intercompany balances or transactions between WTT and Willtek. Certain reclassifications have been made to conform the historical amounts of Willtek's to WTT's presentation.

The unaudited pro forma condensed consolidated financial statements do not include any adjustments for liabilities resulting from integration planning, as management of WTT are in the process of making these assessments, and estimates of these costs are not currently known. However, liabilities ultimately may be recorded for severance or relocation costs related to the employees of Willtek, costs of vacating certain leased facilities of Willtek, or other costs associated with exiting activities of Willtek that would affect amounts in the pro forma financial statements. In addition, WTT may incur significant restructuring charges upon completion of the merger or in subsequent quarters for severance or relocation costs related to WTT employees and other costs associated with exiting activities of WTT. When recorded, these WTT costs will be charged to operations.

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

(a)	Adjustment to record purchase price of $7.0 million in cash and issuance of 8,000,000 shares of common stock, par value $0.01 per share, at $2.40;

(b)	Adjustment to eliminate the historical shareholders' equity of Willtek;

(c)	Adjustment to record liability for the estimated transaction costs;

(d)	Adjustment to reflect preliminary estimated value of customer relationships, developed technology and trademarks and tradenames acquired less elimination of Willtek's historical intangibles, and to reflect the preliminary estimate of the fair value of goodwill;

(e)	Adjustment to reflect preliminary estimated amortization of acquired intangible assets with finite lives (excluding trade name, trademarks and goodwill) less Willtek's historical amortization expense of $174 for the year ended March 31, 2004 and $61 for the nine months ended September 30, 2004; net of deferred tax benefit of 37.3%;

(f)	Adjustment to record estimated fair value of unfavorable lease obligation applicable to Willtek's Ismaning, Germany facility. The lease terminates on December 31, 2008;

(g)	Adjustment to reflect preliminary estimated amortization of liability for unfavorable Willtek lease obligation included in preliminary purchase price allocation;

(h)	Pro forma basic and diluted net earnings per share are based on the weighted average number of shares of WTT common stock outstanding and the issuance of 8,000,000 shares of common stock for the acquisition of Willtek;

(i)	Adjustment to record the estimated funded status of Willtek's defined benefit plan;

(j)	Adjustment to record net deferred tax liability applicable to purchase accounting adjustments, including recognition of acquired intangible assets, at 37.3% (Willtek's estimated combined statutory tax rate);

(k)	Adjustment to record net deferred tax benefit applicable to amortization of acquired intangible assets and unfavorable lease obligation, at 37.3% (Willtek's estimated combined statutory tax rate);

(l)	Adjustment to reduce interest income resulting from use of cash for acquisition; and

(m)	Adjustment to record tax benefit due to reduction in interest income resulting from use of cash for acquisition.

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

The following table provides certain historical per share data and consolidated per share data on an unaudited pro forma basis after giving effect to the Acquisition using the purchase method of accounting. The pro forma consolidated per share data was derived from financial information of WTT and Willtek appearing elsewhere in this proxy statement. The information in the table below should be read in conjunction with the historical consolidated financial statements of WTT and Willtek and the related notes. The pro forma data is not necessarily indicative of amounts which would have been achieved had the Acquisition been consummated at the beginning of the periods presented and should not be construed as representative of future operations.

	WTT
	Year Ended December 31, 2003		Nine Months Ended September 30, 2004
	Historical	Pro Forma Consolidated	Historical	Pro Forma Consolidated
		(unaudited)	(unaudited)	(unaudited)
Cash dividends per share	$0.09	$0.06	$0.09	$0.06
Income (loss) per share from continuing operations(1)	$0.10	$(.12)	$0.09	$(.09)
Book value per share(2)	—	—	$1.64	$1.88

(1)	Historical income (loss) per share from continuing operations is calculated by dividing WTT's net income (loss) for the period by the weighted average shares of WTT's common stock outstanding for the period. Pro forma consolidated income (loss) per share from continuing operations is calculated by dividing pro forma consolidated net income (loss) for the period by the weighted average shares of WTT's common stock outstanding for the period, after giving effect to the Acquisition as if the Acquisition had been completed on January 1, 2003.

(2)	Historical book value per share is calculated by dividing WTT's total shareholders' equity as of September 30, 2004 by the shares of WTT's common stock outstanding at that date. Pro forma consolidated book value per share is calculated by dividing pro forma consolidated shareholders' equity as of September 30, 2004 by the sum of (i) shares of WTT's common stock outstanding at that date, and (ii) shares issued pursuant to the Acquisition.

MARKET PRICE INFORMATION

The table below sets forth the high and low sales prices of WTT's common stock as reported on the American Stock Exchange for the periods indicated.

	High	Low
2005:
1st Quarter ended March 31 (through January 7, 2005)	$2.98	$2.80

2004:
4th Quarter ended December 31	$3.15	$2.32
3rd Quarter ended September 30	$2.92	$2.30
2nd Quarter ended June 30	$2.33	$2.75
1st Quarter ended March 31	$3.85	$2.70

2003:
4th Quarter ended December 31	$3.25	$2.23
3rd Quarter ended September 30	$2.83	$2.12
2nd Quarter ended June 30	$2.51	$1.93
1st Quarter ended March 31	$2.07	$1.63

On October 4, 2004, the trading day immediately prior to the public announcement of the execution of the Stock Purchase Agreement, the reported high and low sales prices per share of our common stock on the American Stock Exchange were $2.47 and $2.39, respectively. On [                    ], 2005, the last trading day prior to the date of this proxy statement, the reported high and low sales prices per share of our common stock on the American Stock Exchange were $[          ] and $[          ], respectively.

As of [                         ], 2005, the record date for the special meeting, we had [          ] holders of record of our common stock.

DIVIDEND POLICY

In May 2001, WTT reinstated a quarterly cash dividend policy. The table below details quarterly cash dividends declared for the past two fiscal years.

	Quarterly Cash Dividends Per Share
Fiscal Year	1st	2nd	3rd	4th
2004	$.03	$.03	$.03	$.03
2003	$.02	$.02	$.02	$.03

Under the terms of the Stock Purchase Agreement, prior to completion of the Acquisition, WTT is restricted from paying any cash or non-cash dividends, other than regular quarterly cash dividends to its shareholders in the ordinary course of business consistent with past practice. While it is WTT's present intention to maintain its quarterly cash dividend policy, both prior to and after completion of the Acquisition, the declaration of dividends will be at the discretion of WTT's board of directors and will be determined by WTT's board after consideration of various factors, including, without limitation, WTT's liquidity and financial condition.

RISK FACTORS

By voting to approve the Acquisition and the Issuance, you will be voting to approve the combination of the businesses of WTT and Willtek, which we refer to below as the "combined company". Such a combination involves a high degree of risk and consequently, in addition to all of the other information contained in this proxy statement and its attachments, you should consider carefully the following risk factors before determining how to vote.

Risks Related to the Acquisition

The number of shares of our common stock to be issued in the Acquisition will not be adjusted for any fluctuations in the market value of our common stock that may occur prior to completion of the Acquisition, which could result in an effective increase in the dollar value of the Acquisition Consideration we pay to acquire Willtek.

The number of shares of common stock that we will issue to the Willtek Shareholders in the Acquisition will not be adjusted to take into account any fluctuations in the market value of our common stock that may occur prior to completion of the Acquisition. On October 5, 2004, the date we signed the Stock Purchase Agreement, the closing price of our common stock was $2.35 per share, as reported on the American Stock Exchange. Accordingly, the aggregate value of the 8,000,000 shares we will issue to the Willtek Shareholders, as measured by the closing price of our common stock on October 5, 2004, was approximately $18.8 million. On [                        ], 2005, the last trading day prior to the date of this proxy statement, the closing price of our common stock was $[      ] per share, as reported on the American Stock Exchange. Accordingly, the aggregate value of the 8,000,000 shares we will issue to the Willtek Shareholders, as measured by the closing price of our common stock on [                    ], 2005, was approximately $[      ] million. If the market price of our common stock on the closing date of the Acquisition is greater than $[          ] per share, the value of the shares we will issue in the Acquisition would correspondingly increase, which would have the effect of increasing the aggregate dollar value of the Acquisition Consideration we have agreed to pay to acquire Willtek, while the value of the outstanding share capital of Willtek purchased from the Willtek Shareholders will be unaffected by these factors. At the time of the special meeting, WTT's shareholders will not know the actual aggregate dollar value of the stock portion of the Acquisition Consideration to be paid by WTT in exchange for the outstanding share capital of Willtek.

The Issuance of 8,000,000 shares of our common stock to the Willtek Shareholders in the Acquisition will result in substantial dilution to current shareholders of WTT.

The Issuance of 8,000,000 shares of our common stock to the Willtek Shareholders in the Acquisition will significantly dilute the voting power and ownership percentage of our current shareholders. Based on the number of shares of our common stock outstanding as of [                    ], 2005, the record date for the special meeting, the 8,000,000 shares of our common stock to be issued to the Willtek Shareholders in the Acquisition would constitute approximately [31.7]% of the outstanding shares of our common stock immediately following completion of the Acquisition, on a primary basis. Based on the same number of outstanding shares of our common stock as of [                    ], 2005, our current shareholders in the aggregate would hold approximately [68.3]% of the outstanding shares of our common stock immediately following completion of the Acquisition, on a primary basis.

Integration of the businesses of WTT and Willtek may be difficult and will consume significant financial and managerial resources, which could have an adverse effect on the combined company's results of operations.

Following the Acquisition, the combined company will attempt to integrate WTT's and Willtek's respective test and measurement solutions for cellular communication systems and networks and will begin to share common systems, procedures and controls. We will need to overcome significant challenges in order to realize the expected benefits and synergies from the Acquisition. These challenges include the timely, efficient and successful execution of a number of post-transaction activities, including:

•	integrating the operations of Willtek with WTT's operations;

•	retaining and assimilating key personnel of Willtek;

•	integrating product offerings;

•	coordinating sales and marketing efforts to effectively communicate the capabilities of the combined company;

•	demonstrating to the customers of Willtek and WTT that the combination will not result in adverse changes in product quality or customer service;

•	coordinating and rationalizing research and development activities of the combined company to achieve the timely introduction of new products with reduced costs;

•	preserving important relationships of both Willtek and WTT and resolving potential conflicts that may arise; and

•	creating and implementing uniform standards, controls, procedures, policies and information systems.

The execution of these post-transaction activities will involve significant risks and may not be successful. Risks associated with these activities include:

•	the potential disruption of WTT's ongoing business operations and distraction of its management from the day-to-day operational matters, as well as other strategic opportunities;

•	a potential strain on WTT's financial and managerial controls and reporting systems and procedures;

•	unanticipated expenses and potential delays related to integration of the operations, technology and other resources of Willtek;

•	the inability of the combined company to increase product sales;

•	the failure of key markets for the combined company's products to develop to the extent or as rapidly as currently expected;

•	the impairment of relationships with customers or suppliers;

•	the impairment of relationships with employees or the inability to retain key employees;

•	greater than anticipated costs and expenses related to restructuring, including employee severance or relocation costs and costs relating to vacating facilities;

•	a significant reduction in our cash resources which, among other things, could potentially have an adverse effect on our ability to continue to pay our quarterly cash dividends and fund other strategic acquisitions (although WTT does not have any plans, proposals, commitments or agreements to make any other acquisitions at this time); and

•	potential unknown liabilities associated with the Acquisition and the combined operations that may not be fully covered by indemnification obligations of the Willtek Shareholders.

In addition, the differences between U.S. and German business cultures and the geographic distance between the principal offices of the two companies could present significant obstacles to the timely, cost-effective integration of the companies. WTT may not succeed in addressing these risks or other problems that may be encountered in connection with the Acquisition. The inability to successfully integrate the operations, technology and personnel of WTT and Willtek, or any significant delay in achieving integration, could have a material adverse effect on the business and results of operations of the combined company after the completion of the Acquisition and, as a result, on the market price of WTT's common stock.

The significant direct and indirect costs of the Acquisition and integration could adversely affect the financial performance of the combined company.

WTT expects to incur approximately $2.0 million of costs in connection with the Acquisition, including:

•	costs associated with integrating the businesses of the combined company;

•	the fees of Capitalink, L.C. in connection with its delivery of a fairness opinion to our board of directors;

•	costs and expenses for services provided by our lawyers, accountants and other professionals in connection with the Acquisition; and

•	if the Acquisition is completed, the reasonable transaction expenses incurred by the Willtek Shareholders and Willtek that are related to the Acquisition, up to a maximum amount of $1.0 million.

This amount is an estimate and could increase. Furthermore, the costs and expenses we incur in connection with the Acquisition, other than the transaction expenses incurred by the Willtek Shareholders and Willtek that are related to the Acquisition (which we are only required to pay if the Acquisition is completed and, in that case, only up to a maximum of $1.0 million), must be paid even if the Acquisition is not completed.

If the Acquisition is completed, the transaction costs and expenses attributable to financial advisory, legal and accounting services incurred by WTT and the transaction expenses incurred by the Willtek Shareholders and Willtek that will be paid by WTT under the terms of the Stock Purchase Agreement will be capitalized as a component of the purchase price. Goodwill associated with the Acquisition will be required to be tested at least annually for impairment, and we will be required to record a charge to earnings, in an amount that is not currently estimable, if there is an impairment in the value of such goodwill at a later date. Other intangible assets acquired in connection with the Acquisition will be amortized over their estimated useful lives.

We expect to charge the other transaction costs and expenses during the periods in which they are incurred, which will reduce our earnings or increase our losses during those periods. We might not be able to manage these Acquisition-related costs effectively, and they could be higher than we currently estimate. If we do not manage these costs effectively, our business operations, financial results and stock price could be adversely effected.

The Acquisition may be completed even though material adverse effects may result from the announcement of the Acquisition, or there exists any adverse change, event, development or effect relating to the United States or German economies or financial or securities markets in general.

In general, WTT can refuse to complete the Acquisition if, between March 31, 2004 and the closing date of the Acquisition, there is any change, event or development or series of changes, events or developments (including, without limitation, those arising from or relating to certain intellectual property matters referred to in the Stock Purchase Agreement) which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek. Similarly, the Willtek Shareholders can refuse to complete the Acquisition if, between June 30, 2004 and the closing date of the Acquisition, there is any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on WTT. However, certain types of adverse effects will not prevent the Acquisition from being completed, even if they would have a material adverse effect on Willtek or WTT, including:

•	any change, effect, event, circumstance, occurrence or state of facts directly relating to and arising out of the public announcement or performance of the Stock Purchase Agreement and the transactions contemplated thereby; or

•	any change, effect, event, circumstance, occurrence or state of facts relating to the United States or German economies or financial or securities markets in general (but only to the extent not constituting or arising from a banking moratorium or general suspension of trading for more than five consecutive trading days on any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association).

If there exists a material adverse effect on Willtek, but WTT must still complete the Acquisition under the terms of the Stock Purchase Agreement, WTT's stock price and the combined company's results of operations and prospects may suffer.

WTT and Willtek may be unable to obtain the required regulatory approvals for completing the Acquisition and the Acquisition may not close.

The Acquisition is subject to German antitrust laws and thereby subject to the approval of the German Federal Cartel Office. German antitrust laws will require Investcorp and WTT to make certain filings with the German Federal Cartel Office, which Investcorp and WTT expect to make prior to January 31, 2005. Under German antitrust laws, certain transactions, including the Acquisition, may not be completed unless certain waiting period requirements have been satisfied. German antitrust regulators may grant clearance of the Acquisition subject to conditions and obligations imposed on Investcorp or WTT, before or after receipt of approval of the Acquisition by WTT's shareholders. If any condition or obligation regarding operating restrictions is required under applicable German law or by German antitrust regulators, such restrictions may jeopardize or delay the completion of the Acquisition or lessen the potential benefits of the transaction. In addition, even if regulatory approvals are obtained, third-party private undertakings may, under certain circumstances, challenge the Acquisition at any time before or after its completion.

Risks Related to the Business of the Combined Company

Third parties could claim that the combined company is infringing on their intellectual property rights, such as one Germany-based company that has recently made the IP Allegations to Willtek, which could result in substantial costs, diversion of significant managerial resources and significant harm to the combined company's reputation.

The industries in which WTT and Willtek operate are characterized by the existence of a large number of patents and frequent litigation based on allegations of patent infringement. From time to time, third parties may assert patent, copyright, trademark and other intellectual property rights to technologies in various jurisdictions that are important to the combined company's business.

In late September 2004, Willtek received written notice from a large, Germany-based company alleging that certain products of Willtek utilize intellectual property for mobile phone measuring instruments that are the subject of certain European patents owned by such company (the "IP Letter"). These products represented approximately 10.2% of Willtek's revenues for the fiscal year ended March 31, 2004, and 6.2% of Willtek's revenues for the six months ended September 30, 2004. Willtek is currently in the process of investigating the IP Allegations contained in the IP Letter. After becoming aware of the IP Letter, we determined to proceed with the Acquisition on the condition that the definitive Stock Purchase Agreement include, among other things, (1) the right of WTT to terminate the Stock Purchase Agreement prior to completion of the Acquisition, if any change, event or development arising from or relating to the IP Allegations, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek, and (2) additional rights of WTT to seek indemnification from the Willtek Shareholders for certain liabilities arising from or related to the IP Allegations, if the Acquisition is completed. However, such provisions may not adequately protect us in all circumstances, and we could potentially incur substantial liability and expenses, and our business, results of operations and financial condition could be materially adversely affected, in the event the Germany-based company asserts a successful claim of infringement against Willtek or the combined company after we have completed the Acquisition.

For example, to exercise our right to terminate the Stock Purchase Agreement under the termination right described above, we will have to make a subjective determination prior to closing the Acquisition that there has occurred a change, event or development arising from or relating to the IP Allegations that has had or would reasonably be expected to have a material adverse effect on Willtek. The only exception to this is that the parties have agreed that any license or royalty agreement that arises from or relates to any of the IP Allegations that would require Willtek to pay an amount in excess of €75,000 (approximately $[___]) per year will be deemed to have had a material adverse effect on Willtek, in which case we may terminate the Stock Purchase Agreement. Conversely, our decision to complete the Acquisition would also necessarily involve our subjective determination that, in fact, there has not occurred a change, event or development arising from or relating to the IP Allegations that has had or would reasonably be expected to have a material adverse effect on Willtek. Because the investigation or remediation of the IP Allegations may not be resolved at the time the Acquisition is proposed to be consummated, we may have to decide whether we are entitled to exercise our right to terminate the Stock Purchase Agreement or whether we should proceed to consummate the Acquisition without knowledge of the full extent of any potential liability on the part of Willtek or the combined company with respect to the IP Allegations. If we decide to complete the Acquisition under those circumstances, we would be assuming a risk that the Germany-based company might assert a successful claim of infringement against the combined company after we have completed the Acquisition.

A successful infringement claim against WTT, Willtek or the combined company, either by such Germany-based company or any other third party, could subject the combined company to:

•	substantial liability for damages and litigation costs, including attorneys' fees;

•	lawsuits that prevent the combined company from further use of the intellectual property and require the combined company to permanently cease and desist from selling products that use such intellectual property;

•	having to license the intellectual property from a third party, which could include significant licensing and royalty fees not presently paid by WTT or Willtek and add materially to the combined company's costs of operations;

•	having to develop as a non-infringing alternative, new intellectual property which could delay projects and add materially to the combined company's costs of operations; and

•	having to indemnify customers of the combined company with respect to losses they incurred as a result of the infringement, which could include consequential and incidental damages that are material in amount.

Although we have included in the Stock Purchase Agreement additional rights of WTT to seek indemnification from the Willtek Shareholders for certain liabilities arising from or related to the IP Allegations if the Acquisition is completed, such indemnification provisions may not cover all potential liabilities, including some or all of those described above. If the Acquisition is completed and an infringement claim against the combined company were to prevail, and we could not obtain a license to the relevant intellectual property on acceptable terms or license a substitute technology or redesign our products to avoid infringement, our business would be significantly harmed.

Even if we are not found liable in a claim for intellectual property infringement, such a claim could result in substantial costs, diversion of significant resources and management attention, termination of customer contracts and the loss of customers and significant harm to the reputation of the combined company.

Misappropriation of its intellectual property could harm the combined company's reputation, affect its competitive position and cost it money.

We believe that the intellectual property of the combined company, including its methodologies, will be critical to its success and competitive position. Both WTT and Willtek rely on a combination of U.S. and foreign patent, copyright, trademark and trade secret laws, as well as confidentiality agreements to establish and protect their proprietary rights. If we are unable to protect our intellectual property against unauthorized use by third parties, the combined company's reputation among existing and potential customers could be damaged and its competitive position adversely affected.

Attempts may be made to copy aspects of our products or to obtain and use information that we regard as proprietary. Accordingly, we may not be able to prevent misappropriation of our technology or deter others from developing similar technology. The combined company's strategies to deter misappropriation could be undermined if:

•	the proprietary nature or protection of its methodologies is not recognized in the United States or foreign countries;

•	third parties misappropriate its proprietary methodologies and such misappropriation is not detected; and

•	competitors create applications similar to ours but which do not technically infringe on the combined company's legally protected rights.

If these risks materialize, the combined company could be required to spend significant amounts to defend its rights and divert critical managerial resources. In addition, the combined company's proprietary methodologies may decline in value or its rights to them may become unenforceable. If any of the foregoing were to occur, the business of the combined company could be materially adversely affected.

Willtek has a history of operating losses and the combined company may experience losses in the future.

Although WTT has realized net income in each of the past 13 years, Willtek has a history of operating losses and has incurred net losses in each fiscal year since its fiscal year ended March 31, 2002. At September 30, 2004, Willtek had an accumulated deficit of €14.8 million, or approximately $18.2 million, calculated in accordance with U.S. GAAP. In addition, the combined company will incur significant integration costs and operating expenses in the near future, and will continue to invest significant resources in the development of its electronic noise sources, passive microwave components and electronic testing and measuring instruments for emerging wireless services and cellular networks. Following the Acquisition, the costs and operating expenses of the combined company will be significantly greater than the costs and operating expenses of WTT before the Acquisition. As a result, the combination of WTT and Willtek will substantially increase the rate at which WTT will utilize its available cash resources. Accordingly, we cannot predict whether the combined company will be profitable in the future. A failure of the combined company to significantly increase its revenue as a result of the Acquisition and generate cost savings through the integration of the two businesses could significantly adversely affect the business and operating results of the combined company.

Limitations on our ability to use Willtek's corporate income tax loss carryforwards, trade tax loss carryforwards and other tax benefits may result in future net operating income being taxable income.

Willtek had corporate income tax loss carryforwards of approximately €6.1 million, or approximately $7.6 million, as of March 31, 2004, and trade tax loss carryforwards of approximately €6.2 million, or approximately $7.7 million, as of March 31, 2004. Under German tax law, the corporate income tax loss carryforwards and the trade tax loss carryforwards (collectively, the "NOLs") of a company may no longer be utilized as a result of the contribution of significant business assets to the company during a five-year period following a change-in-control of the company. A change-in-control is deemed to occur when more than 50% of the share capital of a company is transferred, and significant business assets are deemed to have been contributed when the total market value of the assets contributed during a five-year period following a change-in-control exceeds the market value of the assets of the company at the date of the change-in-control. Willtek has undergone successive changes-in-control in recent years, and new business assets have been contributed to Willtek from time to time during this period, the precise value of which is difficult for us to determine. If the aggregate market value of the business assets recently contributed to Willtek exceeds certain threshold amounts, some or all of Willtek's NOLs may not be available to the combined company to offset future income, which could increase our liability for income taxes and reduce any net profit of the combined company.

As a result of the Acquisition, WTT will be a substantially larger and geographically dispersed organization, and if WTT's management is unable to effectively manage the combined company after the Acquisition, its operating results will suffer.

As a result of the Acquisition, WTT will acquire 148 new employees, most of whom are located in Germany. Currently, most of WTT's employees are based at WTT's headquarters in Parsippany, New Jersey. As a result, the combined company will face challenges inherent in efficiently managing an increased number of employees over large geographic distances, including the need to implement appropriate systems, policies, benefits and compliance programs. The inability to successfully manage the substantially larger and geographically dispersed organization, or any significant delay in achieving successful management, could have a material adverse effect on the combined company and, as a result, on the market price of WTT's common stock.

If WTT is unable to successfully integrate Willtek's employees into the WTT corporate and employee culture after the Acquisition, potential synergies could be lost or diminished.

The combined company will face challenges inherent in merging distinct employee and corporate cultures into an integrated whole. The inability to successfully integrate employee and corporate cultures, or any significant delay in achieving a successful integration, could adversely affect the combined company's ability to retain and attract personnel, could result in the loss or decrease of efficiency and/or the synergies expected to be achieved as a result of the Acquisition, and could have a material adverse effect on the combined company and the market price of WTT's common stock after completion of the Acquisition. Furthermore, our ability to rationalize the work force of the combined company as we integrate the operations of the two companies will require us to work with Willtek's works council in Germany. It is possible that various issues regarding terms of employment pursuant to existing agreements with Willtek's works council will not be successfully resolved, or that such resolutions will be delayed. The failure of the combined company to resolve any issues that may arise regarding terms of employment with Willtek's works council could result in a deterioration of relations with Willtek's employees after the Acquisition, which could have a material adverse effect on the combined company.

The success of the combined company's strategic plan to grow sales and develop relationships in
Europe and Asia may be limited by risks related to conducting business in European and Asian markets.

Although Willtek has experience in marketing and distributing its products and developing strategic relationships in Europe and Asia, part of the combined company's strategy will be to increase sales and build additional relationships in European and Asian markets as a result of the Acquisition. Risks inherent in marketing, selling and developing relationships in European and Asian markets include those associated with:

•	economic conditions in European and Asian markets, including the impact of recessions in European and Asian economies and fluctuations in the relative values of the U.S. dollar, the euro and Asian currencies;

•	taxes and fees imposed by European and Asian governments that may increase the cost of products and services;

•	greater difficulty in accounts receivable collection and longer collection periods;

•	seasonal reductions in business activities in some parts of the world;

•	laws and regulations imposed by individual countries and by the European Union, particularly with respect to intellectual property, license requirements and environmental requirements; and

•	political and economic instability, terrorism and war.

In addition, European and Asian intellectual property laws are different than and may not protect our proprietary rights to the same extent as do U.S. intellectual property laws, and we will have to ensure that our intellectual property is adequately protected in foreign jurisdictions and that Willtek's intellectual property is adequately protected in the United States. If we do not adequately protect our intellectual property rights, competitors could use our proprietary technologies in non-protected jurisdictions and put us at a competitive disadvantage.

The combined company will face intense competition, which could result in lower revenues, higher research and development expenditures and adversely affect the combined company's results of operations.

Both WTT and Willtek operate in industries characterized by aggressive competition, rapid technological change, evolving technology standards and short product life cycles. Many competitors of the combined company utilize similar technologies to that of the combined company and have substantially greater resources and expertise in financial, technical and marketing areas than the combined company will have. Competitors of the combined company may introduce products that are competitively priced, have increased performance or functionality or incorporate technological advances that the combined company has not yet developed or implemented.

To remain competitive, the combined company must continue to develop, market and sell new and enhanced products at competitive prices, which will require significant research and development expenditures. If the combined company does not develop new and enhanced products or if it is not able to invest adequately in its research and development activities, its business, financial condition and results of operations could be negatively impacted.

Unless it keeps pace with changing technologies, the combined company could lose customers and fail to win new customers.

The future success of the combined company will depend upon its ability to develop and introduce a variety of new products and services and enhancements to these new products and services in order to address the changing needs of the marketplace. The combined company may not be able to accurately predict which technologies customers will support. If the combined company does not introduce new products, services and enhancements in a timely manner, if it fails to choose correctly among technical alternatives or if it fails to offer innovative products and services at competitive prices, customers may forego purchases of the combined company's products and services and purchase those of its competitors.

Moreover, Willtek has no binding long-term contractual relationships with its customers, and orders are made by Willtek's customers as and when their needs arise. Consequently, such customers may terminate their relationship with Willtek at any time and without any notice. The failure of one or more of Willtek's customers to continue purchasing products and services from the combined company after the Acquisition is completed could have a material adverse effect on the combined company's results of operations, financial condition and prospects.

If the combined company's products do not perform as promised, the combined company could experience increased costs, lower margins and harm to its reputation.

The failure of the combined company's products to perform as promised could result in increased costs, lower margins and harm to the reputation of the combined company. This could result in contract terminations and have a material adverse effect on the business and financial results of the combined company.

The testing of electronic communications equipment and the accurate transmission of information entail a risk of product liability by customers and third parties.

Claims may be asserted against the combined company by end-users of any of the combined company's products for liability due to a defective or malfunctioning device made by it, and the combined company may be subject to corresponding litigation should one or more of its products fail to perform or meet certain minimum requirements. Such a claim and corresponding litigation could result in substantial costs, diversion of resources and management attention, termination of customer contracts and harm to the reputation of the combined company.

If the combined company fails to adequately manage its resources, it could have a severe negative impact on its financial results or stock price.

The combined company could be subject to fluctuations in technology spending by existing and potential customers. Accordingly, the combined company will have to actively manage expenses in a rapidly changing economic environment. This could require reducing costs during economic downturns and selectively growing in periods of economic expansion. If the combined company does not properly manage its resources in response to these conditions, the results of operations of the combined company could be negatively impacted.

Our customers and we are subject to various governmental regulations, compliance with which may cause the combined company to incur significant expenses, and if the combined company fails to maintain satisfactory compliance with certain regulations, it may be forced to recall products and cease their distribution, and it could be subject to civil or criminal penalties.

WTT's and Willtek's businesses are subject to various significant international, federal, state and local regulations, including but not limited to health and safety, packaging, product content, labor and import/export regulations. These regulations are complex, change frequently and have tended to become more stringent over time. The combined company may be required to incur significant expenses to comply with these regulations or to remedy violations of these regulations. Any failure by the combined company to comply with applicable government regulations could also result in cessation of its operations or portions of its operations, product recalls or impositions of fines and restrictions on its ability to carry on or expand its operations.

We are subject to laws and regulations governing government contracts, and failure to address these laws and regulations or comply with government contracts could harm the combined company's business by leading to a reduction in revenue associated with these customers.

WTT has agreements relating to the sale of its products to government entities and, as a result, we are subject to various statutes and regulations that apply to companies doing business with the U.S. government. The laws governing government contracts differ from the laws governing private contracts. For example, many government contracts contain pricing terms and conditions that are not applicable to private contracts. We are also subject to investigation for compliance with the regulations governing government contracts. A failure to comply with these regulations might result in suspension of these contracts, or administrative penalties on the combined company.

In addition, WTT's appointment of Cyrille Damany, a non-U.S. citizen, as its new Chief Executive Officer at the closing of the Acquisition, as well as the significant beneficial ownership of WTT's outstanding capital stock by Investcorp, a Cayman Islands limited partnership, and Damany Holding, a German private limited corporation, could result in suspension or revocation of WTT's facility clearance with the Defense Security Service of the U.S. government, which would preclude the combined company from bidding on certain contracts with the U.S. government in the future. These contracts have generated no more than $1.0 million in revenues per year over the past five years. While WTT is presently negotiating with the Defense Security Service to create a special security agreement permitting the combined company to bid on certain contracts with the Defense Security Service of the U.S. government, we cannot be certain that WTT will obtain such an agreement from the Defense Security Service prior to the completion of the Acquisition. If we cannot obtain such an agreement before completion of the Acquisition, the Defense Security Service may suspend or revoke our security clearance, which would preclude the combined company from bidding on these contracts in the future.

Shortages or delay of supplies of component parts may adversely affect operating results of the combined company until alternate sources can be developed.

The combined company's operations are dependent on the ability of suppliers to deliver quality components, devices and subassemblies in time to meet critical manufacturing and distribution schedules. If the combined company experiences any constrained supply of any such component parts, such constraints, if persistent, may adversely affect operating results until alternate sourcing can be developed. There may be an increased risk of supplier constraints in periods where the combined company is increasing production volume to meet customer demands. Volatility in the prices of these component parts, an inability to secure enough components at reasonable prices to build new products in a timely manner in the quantities and configurations demanded or, conversely, a temporary oversupply of these parts, could adversely affect the combined company's future operating results.

Environmental contamination from past operations could subject the combined company to significant costs and environmental contamination caused by ongoing operations could subject the combined company to substantial liabilities in the future.

The New Jersey Department of Environmental Protection (the "NJDEP") had conducted an investigation in 1982 concerning disposal at a facility in New Jersey previously leased by WTT's Boonton operations. Involved were certain materials formerly used by Boonton's manufacturing operations at that site and the possible effect of such disposal on the aquifer underlying the property. The disposal practices and the use of the materials in question were discontinued in 1978, prior to WTT's acquisition of Boonton Electronics Corporation in 2000. WTT and the NJDEP have agreed on a plan to correct ground water contamination at the site, pursuant to which wells have been installed by WTT. The plan contemplates that the wells will be operated and that soil and water samples will be taken and analyzed until such time, which WTT is unable to predict, that contamination levels are satisfactory to the NJDEP. While WTT anticipates that the expenditures in connection with the site will not be substantial in future years, if the combined company fails to continue to comply with the NJDEP plan, the combined company could be subject to significant future liabilities and may incur significant future expenditures in connection with the former Boonton site. Furthermore, the determination of the existence and cost of any additional contamination caused by the combined company at any of its U.S. or foreign sites could involve costly and time-consuming negotiations and litigation. While WTT and Willtek are not aware of any material liabilities associated with any potential contamination at any of their respective properties, subsurface contamination may exist, and the combined company may be exposed to material liability as a result of the existence of that contamination under various international, federal, state and local laws governing the environment.

The loss of key personnel could adversely affect the combined company's ability to remain competitive.

We believe that the continued service of our executive officers will be important to the future growth and competitiveness of the combined company. However, we currently do not have any employment agreements with any of our executive officers and, while we have agreed to appoint Cyrille Damany, the Chief Executive Officer of Willtek, as the new Chief Executive Officer of WTT at the closing of the Acquisition, Mr. Damany initially will not have an employment agreement with WTT. As a result, although Mr. Damany's employment agreement with Willtek will remain in effect after completion of the Acquisition, we cannot assure you that Mr. Damany or any of our other executive officers will remain employed by us. Moreover, the design and manufacture of the combined company's products require substantial technical capabilities in many disparate disciplines, from engineering, mechanics and computer science to electronics and mathematics. We believe that the continued employment of key members of our technical and sales staffs will be important to the combined company but, as with our executive officers, we cannot assure you that they will remain employed by us.

Most of the employees of the combined company will be entitled to voluntarily terminate their relationship with the combined company, typically without any, or with only minimal, advance notice. Moreover, WTT recently terminated the employment of several of its officers, including its Executive Vice President of Marketing. The process of finding additional trained personnel to carry out the combined company's strategy and business could be lengthy, costly and disruptive. The combined company might not be able to retain the services of all of its key employees or a sufficient number of them to execute its business plan and strategy. In addition, the combined company might not be able to continue to attract new and qualified employees as required.

The combined company will be subject to significant influence by the Willtek Shareholders, and the concentration of ownership of shares of WTT's common stock and certain provisions of the shareholders' agreement we will enter into with the Willtek Shareholders could delay or prevent a change-in-control of WTT.

Immediately after completion of the Acquisition, based on the number of shares of our common stock outstanding on [                    ], 2005, the record date for the special meeting, the Willtek Shareholders together will own shares of WTT's common stock representing approximately [31.7]% of the outstanding shares of WTT's common stock on a primary basis, with Investcorp owning approximately [23.8]% and Damany Holding owning approximately [7.9]%. As a result, the Willtek Shareholders (if they act in concert) or Investcorp (individually) will be able to substantially influence the outcome of matters requiring approval by our shareholders, including the election or removal of directors and most corporate actions, including mergers or other business combination transactions.

In addition, under the terms of the New Loan Agreement that Willtek entered into with Investcorp concurrently with the execution of the Stock Purchase Agreement, pursuant to which the parties have agreed to refinance all outstanding indebtedness owed by Willtek to Investcorp and WTT has agreed to guaranty payment of such indebtedness, the combined company will have a significant business relationship with Investcorp following the Acquisition. Moreover, pursuant to the shareholders' agreement to be entered into by WTT and the Willtek Shareholders at the closing of the Acquisition, at each annual or special meeting of WTT's shareholders at which directors are to be elected, Investcorp will be entitled to designate up to two individuals and Damany Holding will be entitled to designate one individual for nomination by WTT's nominating committee for election to WTT's seven-member board of directors, so long as Investcorp's and Damany Holding's respective beneficial ownership levels exceed certain predefined percentage thresholds of WTT's issued and outstanding common stock, and the Willtek Shareholders will be obligated to vote all of their shares of WTT's common stock for the election of each of their director designees and for the election of each of the other nominees for director designated by WTT's board of directors. The concentration of ownership of our outstanding common stock with the Willtek Shareholders, combined with the Willtek Shareholders' designation rights and voting requirements for the election of directors contained in the shareholders' agreement, could have the effect of delaying or preventing a change-in-control of the combined company or otherwise discourage a potential acquirer from attempting to obtain control of the combined company, which in turn could have an adverse effect on the market price of our common stock or prevent our shareholders from realizing a premium over the market price for their shares of common stock.

Future sales of our common stock by the Willtek Shareholders could depress the market price of our common stock.

As of [                    ], 2005, the record date for the special meeting described in this proxy statement, there were [17,223,801] shares of our common stock issued and outstanding. In connection with the Acquisition, we will issue 8,000,000 additional shares of common stock to the Willtek Shareholders, which will, subject to completion of the Acquisition, result in an approximately [46]% increase in the number of shares of our common stock outstanding immediately prior to the Acquisition. Immediately following the Acquisition, based on the number of shares of our common stock outstanding on [                    ], 2005, the Willtek Shareholders will own approximately [31.7]% of our outstanding common stock on a primary basis. Subject to certain restrictions on transfer imposed by U.S. federal and state securities or "blue sky" laws and the shareholders' agreement to be executed at the closing of the Acquisition, including a six-month general prohibition on any transfer of shares of WTT's common stock owned by the Willtek Shareholders (except for certain transfers to permitted transferees), the Willtek Shareholders may sell substantial amounts of WTT's common stock in the public market or in private sales which could cause the market price of WTT's common stock to fall, and could make it more difficult for us to raise capital through public offerings or other sales of our capital stock. Additionally, the Willtek Shareholders will have certain demand and incidental (or "piggyback") registration rights with respect to the shares of WTT's common stock issued to them in the Acquisition, which rights become effective after six months following the closing date of the Acquisition, which will increase the number of shares of WTT's common stock available for resale in the public market.

The new requirements of Section 404 of the Sarbanes-Oxley Act of 2002 will increase our operating expenses, and our pending Acquisition of Willtek will increase the cost of compliance and increase the risk of achieving timely compliance.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual review and evaluation of our internal control systems, and attestation of these systems by our independent auditors. We are currently undergoing a review of our internal control systems and procedures and considering improvements that will be necessary in order for us to comply with the requirements of Section 404 by the end of our fiscal year ending December 31, 2005. This evaluation process will require us to hire additional personnel and outside advisory services and will result in additional accounting and legal expenses, all of which will cause our operating expenses to increase. In addition, the evaluation and attestation processes required by Section 404 are new and untested, and we may encounter problems or delays in completing the implementation of improvements and receiving a favorable review and attestation by our independent auditors. Our pending Acquisition of Willtek will increase the cost and complexity of our compliance under Section 404 and increase the risk of achieving timely compliance.

Future acquisitions of companies or technologies may result in disruptions to the combined company's business.

The growth strategy of the combined company could include additional acquisitions of companies or technologies that complement those of the combined company. Future acquisitions by the combined company could involve risks inherent in acquisitions, such as:

•	challenges associated with integrating acquired technologies and business of operations acquired companies;

•	exposure to unknown liabilities;

•	diversion of managerial resources from day-to-day operations;

•	possible loss of key employees, customers and suppliers;

•	higher than expected transaction costs; and

•	additional dilution to our existing shareholders if we use our common stock as consideration.

If we fail to manage these challenges adequately, our results of operations and stock price could be adversely affected.

THE SPECIAL MEETING

Time and Place of the Special Meeting

This proxy statement is furnished to the holders of our common stock as part of the solicitation of proxies by WTT's board of directors for use at a special meeting of WTT's shareholders to be held on [                        ], 2005, at 10:00 a.m., local time, at WTT's principal executive offices located at 25 Eastmans Road, Parsippany, New Jersey 07054, and any adjournments or postponements of the special meeting. This proxy statement and the accompanying proxy card, are first being mailed to WTT's shareholders on or about [                        ], 2005.

Purpose of the Special Meeting

At the special meeting, you will be asked to consider and vote on a proposal to approve the Acquisition and the Issuance, a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the Acquisition and the Issuance, and such other matters as may properly come before the special meeting.

Record Date; Voting Power; Quorum

WTT's board of directors has fixed the close of business (5:00 p.m., Eastern time) on [                        ], 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the special meeting. Only holders of record of WTT's common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting.

As of the record date, approximately [17,223,801] shares of WTT's common stock were issued and outstanding and entitled to vote at the special meeting. A complete list of the shareholders entitled to vote at the special meeting will be available at the special meeting for inspection by any shareholder at any time during the meeting. Holders of WTT's common stock are entitled to one vote per share on any matter which may properly come before the special meeting. Votes may be cast at the special meeting in person or by proxy.

The presence, in person or by properly executed proxy, at the special meeting of the holders of shares entitled to cast a majority of the votes at the special meeting is necessary to constitute a quorum in order to transact business at the special meeting. However, if a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed in order to solicit additional proxies, assuming the requisite approval to adjourn is obtained.

WTT intends to conduct the special meeting in accordance with the rules and procedures it has used in the past with respect to shareholder meetings. Inspectors of election appointed for the meeting will tabulate the votes cast by proxy or in person at the meeting. The inspectors of election will determine whether or not a quorum is present.

Share Ownership of Management and Certain Shareholders

As of the record date, WTT's directors and executive officers and their affiliates may be deemed to be the beneficial owners of approximately [356,000] outstanding shares of WTT's common stock (collectively representing approximately [2.0]% of the voting power of the common stock). It is currently expected that all directors and executive officers will vote in favor of the Acquisition and the Issuance.

Vote Required to Approve the Acquisition and the Issuance

WTT is incorporated under New Jersey law. Under New Jersey law, approval of the Acquisition by WTT's shareholders is required before we can complete the Acquisition, because the Acquisition will result in an increase by more than 40% of the total number of shares of WTT's common stock outstanding immediately prior to the Acquisition. In addition to and aside from shareholder voting rights provided for under New Jersey law, under the listing rules of the American Stock Exchange, where WTT's common stock is listed for trading, the approval by WTT's shareholders of the Issuance of 8,000,000 shares of WTT's common stock to Willtek's shareholders in the Acquisition is required, because the Issuance will result in an increase by more than 20% of the total number of shares of WTT's common stock outstanding immediately prior to the Issuance. Approval of the Acquisition under New Jersey law and approval of the Issuance under the listing rules of the American Stock Exchange each requires the same threshold of affirmative shareholder votes — the affirmative vote of a majority of the votes cast at the special meeting. Therefore, WTT is seeking approval of the Acquisition and the Issuance by WTT's shareholders at the special meeting to satisfy applicable shareholder voting requirements under New Jersey law and the rules of the American Stock Exchange, respectively.

For purposes of determining the number of votes cast with respect to a matter, only those votes cast "FOR" or "AGAINST" a proposal are counted. "Broker non-votes," if any are submitted by brokers or nominees in connection with the special meeting, will not be counted as votes "FOR" or "AGAINST" for purposes of determining the number of votes cast, but will be treated as present for quorum purposes. "Broker non-votes" are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under the applicable American Stock Exchange rules. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum, but will not be counted "FOR" or "AGAINST" a proposal.

Voting of Proxies

You are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope. If you receive more than one proxy card or voting instruction card, it means your shares are registered differently or are in more than one account. Shares of WTT's common stock represented by properly executed proxies (through the return of the enclosed proxy card) received in time for the special meeting will be voted at the special meeting in the manner specified by such proxies. If your proxy is properly executed but does not contain voting instructions, your proxy will be voted "FOR" approval of the Acquisition and the Issuance. If other matters are properly presented before the special meeting, the persons named in such proxy will have authority to vote in accordance with their judgment on any other such matters. It is not expected that any matter other than as described in this proxy statement will be brought before the special meeting.

Under American Stock Exchange rules, brokers and nominees are precluded from exercising their voting discretion on the proposals to approve the Acquisition and the Issuance and to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the Acquisition and the Issuance. If your shares are held in an account at a brokerage firm or bank, that brokerage firm or bank will not be permitted to vote your shares with respect to any of the proposals unless you provide instructions how to vote your shares by following the information provided to you by your broker. You will need to provide voting instructions for all proxy and voting instruction cards your receive.

If WTT's shareholders do not approve the Acquisition and the Issuance, WTT will abandon its efforts to acquire Willtek.

Revocability of Proxies

The grant of a proxy on the enclosed proxy card does not preclude a holder of record of WTT's common stock from voting in person at the special meeting. If you are a holder of record of WTT's common stock, you may revoke a proxy at any time prior to your proxy being voted at the special meeting by:

•	sending a written notice of revocation to the attention of Corporate Secretary, Wireless Telecom Group, Inc., at 25 Eastmans Road, Parsippany, NJ 07054;

•	sending a later signed proxy card to the attention of Corporate Secretary, Wireless Telecom Group, Inc., at 25 Eastmans Road, Parsippany, NJ 07054; or

•	attending the special meeting and voting the shares subject to the proxy by written ballot at the meeting. Attending the special meeting will not, by itself, revoke a proxy. You must also vote at the meeting.

If you revoke your proxy in writing you must indicate the certificate number and the number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s). The written notification revoking your proxy or a later-dated signed proxy card changing your vote must arrive before the special meeting takes place in order to be acknowledged and reflected in the vote.

If you are a beneficial owner of WTT's common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker's directions for changing those instructions.

If an adjournment occurs, it will have no effect on the ability of shareholders as of the record date to exercise their voting rights or to revoke any previously delivered proxies. WTT does not expect to adjourn the special meeting for a period of time long enough to require the setting of a new record date for such meeting.

Adjournments

Although it is not expected, the special meeting may be adjourned in the absence of a quorum or for the purpose of soliciting additional proxies in favor of the Acquisition and the Issuance. Any adjournment of the special meeting may be made without notice, other than by an announcement made at the special meeting, by the affirmative vote of a majority of the votes cast at the special meeting, whether or not a quorum exists. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow WTT's shareholders who have already sent in their proxies to revoke them at any time prior to their use.

Solicitation of Proxies and Expenses of Solicitation

WTT generally will bear the cost of the solicitation of proxies in the enclosed form from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokerage houses and other custodians, nominees and fiduciaries forward copies of the proxy and other soliciting materials to the beneficial owners of stock held of record by such persons and request authority for the exercise of proxies. In those cases, we will reimburse such company's custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with doing so.

In addition, WTT has retained D.F. King & Co., Inc. to assist WTT in the solicitation of proxies from shareholders in connection with the special meeting. D.F. King will receive a fee which WTT expects will not exceed $10,000 as compensation for its services and reimbursement of its out-of-pocket expenses. WTT has agreed to indemnify D.F. King against certain liabilities arising out of or in connection with its engagement.

Voting Results of the Special Meeting

We will announce preliminary voting results at the special meeting and issue a press release announcing the definitive voting results as soon as practicable after the special meeting. If the Acquisition and the Issuance are approved by the requisite shareholder vote and all of the other conditions to completion of the Acquisition are satisfied or, where legally permissible, waived, then upon completion of the Acquisition we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the completion of the Acquisition. If the Acquisition and the Issuance are not approved by the requisite shareholder vote, we will promptly issue a press release stating that WTT has abandoned its efforts to acquire Willtek.

THE ACQUISITION

The following description of the material events and transactions leading to WTT's decision to undertake the Acquisition and the approval by WTT's board of directors of the Acquisition and the Issuance does not purport to be complete and is qualified by reference to the complete text of the Stock Purchase Agreement and the opinion of Capitalink, L.C., which are attached to this proxy statement as Annex A and Annex B, respectively, and are incorporated herein by reference.

Background of the Acquisition

As part of our ongoing efforts to provide our customers with specialized, user-friendly electronic noise sources, passive microwave components and electronic testing and measuring instruments with unique specifications to suit their particular needs, we continue to use our strengths as a diversified technology company to enter new markets through internal development, strategic partnerships and acquisitions. Since July 2000, we completed two acquisitions: Microlab/FXR, a private entity, in December 2001, and Boonton Electronics Corporation, a public entity, in July 2000. We review attractive opportunities as and when they are presented to acquire other businesses, products and technologies that would complement our current products or technologies, expand the breadth of our markets or enhance our technical capabilities.

In early 2004, Willtek engaged SVB Alliant to assist Willtek in identifying potential strategic financial alternatives and to provide investment banking services in connection with possible business combination opportunities, including identification of potential business combination partners and assisting in negotiations with such candidates. In late March 2004, David Gray, a Managing Director of SVB Alliant, contacted Karabet "Gary" Simonyan, WTT's Chairman of the Board and acting Chief Executive Officer, by telephone to determine whether WTT would be interested in commencing discussions regarding whether a business combination or other form of strategic partnering arrangement between WTT and Willtek would be in their mutual best interests. After preliminary discussions with Mr. Gray concerning Willtek and its business and potential synergies between the two companies, and given our desire to expand our product portfolio, technological capabilities and distribution lines through strategic acquisitions, Mr. Simonyan informed Mr. Gray that WTT's senior management would be interested in learning more about Willtek's products and technologies and beginning preliminary discussions with respect to whether a business combination or other form of strategic partnering arrangement would be viable and in the best interest of WTT and its shareholders.

On April 20, 2004, Messrs. Simonyan, Gray, Hazem Ben-Gacem, a partner of Investcorp (Willtek's majority shareholder), and Cyrille Damany, Willtek's Chief Executive Officer and the owner of all of the outstanding share capital of Damany Holding (Willtek's minority shareholder), discussed telephonically the possibility of a strategic combination of WTT and Willtek, the rationale for such transaction and other matters. Following the conference, Mr. Simonyan informed Messrs. Gray, Ben-Gacem and Damany that he would report the substance of these initial discussions to WTT's senior management team, and the parties tentatively agreed that further discussions to explore a possible business combination in more depth would be appropriate.

On April 22, 2004, Mr. Simonyan reported to our board of directors on his preliminary discussions with Messrs. Gray, Ben-Gacem and Damany regarding a potential acquisition of Willtek by WTT and discussed the rationale for such a transaction. Mr. Simonyan informed our board that based on a very preliminary understanding of Willtek's products and technologies, and subject to an extensive financial, operational and legal due diligence investigation, WTT's senior management believed that an acquisition of Willtek could enable WTT to expand its product portfolio into market segments with attractive growth prospects, strengthen WTT's presence in Europe and Asia, and increase WTT's revenue base. On the basis of Mr. Simonyan's report, our board of directors supported further discussions regarding a potential acquisition of Willtek and determined that a preliminary due diligence request list should be submitted to Willtek's management to facilitate further discussions and considerations regarding a potential acquisition of Willtek by WTT.

On April 30, 2004, Willtek delivered to WTT a proposed form of mutual confidentiality and non-disclosure agreement with respect to each party's review of confidential information of the other party. On May 3, 2004, WTT and Willtek executed the confidentiality and non-disclosure agreement whereby, among other things, each party agreed to keep confidential all non-public materials supplied to it in connection with its review of a proposed transaction between WTT and Willtek.

On or about June 10, 2004, WTT's senior management received certain financial, operating and business-related information from Willtek and, during the course of the next several weeks, representatives of WTT began to review such information concerning Willtek and its subsidiaries. On July 20, 2004, Messrs. Simonyan and Paul Genova, our President and Chief Financial Officer, visited Willtek's offices in Ismaning, Germany to conduct preliminary financial due diligence on Willtek and its subsidiaries and met with Messrs. Damany and Eckehard Mielke, Willtek's Chief Financial Officer, regarding financial, technical and operational matters related to Willtek's business. Between July 20 and July 25, 2004, WTT's management continued its due diligence analyses of Willtek, and Messrs. Simonyan, Genova, Ben-Gacem, Damany and Gray continued to discuss various aspects of a potential business combination, including the results of operations, cash position and prospects of WTT and Willtek.

On July 26, 2004, our board of directors held its regular quarterly meeting. At the meeting, Messrs. Simonyan and Genova reported to our board on the results of their preliminary business and financial due diligence review of Willtek and its subsidiaries and their further discussions with Messrs. Ben-Gacem, Damany and Mielke regarding a potential acquisition of Willtek. Mr. Simonyan advised our board that based on senior management's preliminary business and financial due diligence review of Willtek, our senior management continued to believe that acquiring Willtek potentially could enable WTT to expand further into overseas markets, to gain global economies of scale with the potential of significant synergistic gains through greater distribution for both WTT's and Willtek's products, and to combine the intellectual property of both companies to develop new products and improve existing products of both companies. Mr. Simonyan then submitted to our board of directors a draft term sheet setting forth generally certain principal terms of a proposed acquisition of Willtek, including a proposed purchase price consisting of $7,000,000 in cash and 8,000,000 newly issued shares of WTT's common stock. Mr. Simonyan advised the board that the purchase price set forth in the draft term sheet was based on WTT's senior management's analysis of Willtek's revenues for its fiscal years ended March 31, 2004 and March 31, 2003 and, based on financial and other information that had been provided to WTT's management by representatives of Willtek and Investcorp, WTT's senior management's best assessment of Willtek's financial and business prospects, as well as certain information obtained by WTT's senior management concerning recent comparable transactions. In setting the number of shares of WTT's common stock to be issued, Mr. Simonyan advised the board that management took into consideration the average trading price of WTT's common stock over the past two years. After discussion and deliberation, our board of directors approved the principal terms contained in the draft term sheet and authorized management to deliver a non-binding letter of intent containing such terms to Investcorp and Damany Holding.

In early August 2004, we delivered to the Willtek Shareholders for discussion purposes a non-binding letter of intent containing an indication of our interest in acquiring Willtek, subject to the results of full legal, financial and business due diligence investigations of Willtek and its subsidiaries, and attaching the term sheet which our board of directors had reviewed and approved. In addition to the proposed purchase price, the letter of intent set forth certain other principal terms of a proposed acquisition of Willtek by WTT, including provisions relating to restrictions on the resale of WTT's common stock to be received by Willtek's shareholders in the transaction, the ability of the Willtek Shareholders to designate three individuals for nomination by WTT's board for election as directors of WTT following the transaction, certain conditions precedent to consummation of the transaction to be included in a definitive purchase agreement, and provisions regarding exclusivity, confidentiality and certain due diligence arrangements among the parties.

During the first two weeks of August 2004, our senior management, together with our outside general counsel, Greenberg Traurig, LLP, negotiated with the Willtek Shareholders and their outside legal counsel, Linklaters Oppenhoff & Rädler, the proposed transaction structure, the approximate time frame of signing and closing the proposed transaction, and provisions relating to exclusivity, confidentiality and payment of expenses. For various domestic and foreign legal, regulatory and commercial reasons, the parties agreed that the transaction should be structured as an acquisition by WTT of all of the outstanding share capital of Willtek directly from the Willtek Shareholders, with Willtek becoming a direct, wholly owned subsidiary of WTT. As a substantial portion of the Acquisition Consideration was to consist of 8,000,000 newly issued shares of WTT's common stock, the parties discussed the necessity of the Willtek Shareholders conducting full financial, business and legal due diligence of WTT. The parties also negotiated certain additional terms of a proposed acquisition transaction, including the escrow of a certain portion of the shares of WTT's common stock to be issued to the Willtek Shareholders in the transaction to secure the indemnity obligations of such shareholders under the definitive purchase agreement, the grant of certain registration rights covering all of the shares of WTT's common stock to be issued to the Willtek Shareholders in the transaction, and certain additional conditions precedent to consummation of the transaction to be included in a definitive purchase agreement. The parties agreed to target late September 2004 as the signing and public announcement date of a definitive purchase agreement. On August 20, 2004, WTT, Investcorp and Willtek executed the non-binding letter of intent.

On August 20, 2004, we engaged Nörr Stiefenhofer Lutz, a German law firm, to assist us in conducting comprehensive legal due diligence on Willtek and to advise us with respect to German corporate, tax, labor, employment, real estate, intellectual property, antitrust and other legal issues in connection with the proposed acquisition of Willtek. On that date, representatives of Greenberg Traurig and Nörr Stiefenhofer conferred telephonically to review the executed letter of intent and term sheet and to more specifically discuss the proposed deal structure, business and legal issues, the proposed timing of the transaction and the required documentation therefor. During such conference, it was suggested that Greenberg Traurig and Nörr Stiefenhofer proceed expeditiously with full legal due diligence of Willtek and preparation of a draft purchase agreement and ancillary transaction documents, including a draft escrow agreement covering the escrow of a certain portion of the shares of WTT's common stock to be issued to the Willtek Shareholders in the acquisition to secure the indemnity obligations of such shareholders under the purchase agreement, and a draft shareholders' agreement containing certain corporate governance provisions, restrictions on the disposition of the shares of WTT's common stock to be issued to the Willtek Shareholders in the transaction and registration rights provisions relating to such securities.

During the week of August 23, 2004, Nörr Stiefenhofer provided Linklaters and Willtek with a comprehensive legal due diligence request list on behalf of WTT, and Linklaters provided WTT and Greenberg Traurig with a comprehensive legal due diligence request list on behalf of Investcorp and Damany Holding. Between August 26 and August 31, 2004, representatives of Nörr Stiefenhofer met with representatives of Willtek at Willtek's offices in Ismaning, Germany and discussed a variety of corporate, tax, labor, employment, pension, intellectual property and other matters.

On August 31, 2004, Greenberg Traurig delivered to Investcorp and the Willtek Shareholders, and WTT's management delivered to the members of WTT's board of directors, a first draft of the Stock Purchase Agreement, subject to additional modifications based on continuing due diligence by WTT and its legal and financial advisors over the next several weeks. On September 1, 2004, Investcorp executed the mutual confidentiality and non-disclosure agreement previously executed by WTT and Willtek. Between September 1 and September 2, 2004, representatives of Investcorp met with representatives of WTT at WTT's principal executive offices in Parsippany, New Jersey and discussed a variety of financial, business and legal issues relating to the proposed acquisition.

On September 3, 2004, WTT engaged Capitalink, L.C. to provide WTT's board of directors an opinion as to the fairness, from a financial point of view, to WTT's shareholders of the Acquisition Consideration proposed to be paid by WTT to the Willtek Shareholders in the proposed acquisition. Capitalink provided WTT with a comprehensive due diligence request list with respect to both WTT and Willtek in connection with Capitalink's financial analysis of the parties and the proposed acquisition.

On September 6, 2004, Linklaters delivered a consolidated mark-up of the first draft of the Stock Purchase Agreement to WTT, Greenberg Traurig and Nörr Stiefenhofer, reflecting the Willtek Shareholders' and Linklaters' initial comments thereon. Between September 7 and September 10,

2004, Mr. Genova and representatives of Nörr Stiefenhofer met with representatives of Willtek at Willtek's offices in Ismaning, Germany to discuss further various financial, commercial, tax, legal and other matters in connection with WTT's due diligence investigation of Willtek and its subsidiaries. WTT requested at this time certain back-up information regarding Willtek's net operating loss carryforwards and certain other information concerning tax matters, various intercompany agreements and shareholder loans, payroll and other information concerning Willtek's employees, and various intellectual property, labor, pension and insurance matters. Also during this time, Greenberg Traurig delivered to the Willtek Shareholders and Linklaters, and WTT's management delivered to WTT's board of directors, first drafts of an escrow agreement and a shareholders' agreement relating to the proposed acquisition, representatives of Greenberg Traurig and Nörr Stiefenhofer continued to assist WTT in its due diligence review of Willtek and provide periodic updates of the status of their legal due diligence efforts, representatives of Investcorp and Linklaters continued their due diligence review of WTT, and members of WTT's board of directors were kept informed of all material developments by WTT's management.

On September 13, 2004, representatives of WTT's management and Greenberg Traurig spoke telephonically to address numerous aspects of WTT's financial and business due diligence review of Willtek and the consolidated mark-up of the initial draft of the Stock Purchase Agreement submitted by Linklaters. On September 14, 2004, representatives of WTT's management and the Willtek Shareholders spoke telephonically to discuss various business issues relating to the initial draft of the Stock Purchase Agreement and related transaction agreements, including the substance and scope of the representations and warranties, certain operational and tax covenants and the indemnification obligations of the parties, as well as provisions relating to the payment of fees and expenses of the parties, and representatives of WTT and Investcorp communicated the substance of such discussion to representatives of Greenberg Traurig and Linklaters, respectively. Between September 15 and September 17, 2004, Greenberg Traurig prepared a revised draft of the Stock Purchase Agreement, Nörr Stiefenhofer and Deloitte & Touche continued to assist WTT in its due diligence review of Willtek, Capitalink continued their due diligence review and financial analyses with respect to both WTT and Willtek, representatives of Investcorp continued their due diligence review of WTT, and WTT's senior management periodically informed members of WTT's board of directors of all material developments.

On September 17, 2004, Greenberg Traurig delivered to the Willtek Shareholders and Linklaters, and WTT's management delivered to WTT's board of directors, a revised draft of the Stock Purchase Agreement and a detailed explanatory memorandum discussing various issues relating to Linklaters' initial consolidated mark-up thereof, and on September 20, 2004, Greenberg Traurig delivered to the Willtek Shareholders and Linklaters, and WTT's management delivered to WTT's board of directors, a revised draft of the shareholders' agreement relating to the proposed transaction. On September 21, 2004, representatives of Greenberg Traurig and Linklaters spoke telephonically to discuss the terms of the revised draft Stock Purchase Agreement and related ancillary transaction agreements. Extensive discussions ensued relating to the substance and scope of the representations and warranties of the parties; the scope and tenor of certain operational, tax and other covenants and agreements of the parties, including the Willtek Shareholders' covenant not to solicit or facilitate the making of competing acquisition proposals and each party's agreement not to solicit or entice away the employees of the other parties to the agreement; the conditions precedent to each party's obligation to close the transaction; the scope and limitations of the indemnification obligations of the parties, including appropriate "basket" provisions and caps on each party's indemnification obligations; the definition of "material adverse effect"; and the Stock Purchase Agreement termination provisions. During this conference, it was also discussed that for the purpose of refinancing all outstanding indebtedness of Willtek to Investcorp under an existing loan agreement between Willtek and Investcorp, Willtek and Investcorp would enter into the New Loan Agreement upon execution of the Stock Purchase Agreement (to become effective at the closing of the transaction) for an amount equal to all outstanding principal and accrued but unpaid interest under the existing loan agreement between Investcorp and Willtek (repayment of which would be guaranteed by WTT), and the existing loan agreement would be terminated at the closing of the transaction. Representatives of Greenberg

Traurig and Linklaters agreed to report the substance of their discussions and negotiations to the senior management of WTT and to representatives of the Willtek Shareholders, respectively.

On September 22, 2004, Linklaters delivered to Greenberg Traurig a consolidated mark-up of the revised Stock Purchase Agreement reflecting its and the Willtek Shareholders' comments, as well as an initial draft of the proposed New Loan Agreement. Between September 22 and September 26, 2004, negotiations continued between WTT, the Willtek Shareholders, Greenberg Traurig and Linklaters regarding the terms and conditions of the drafts of the Stock Purchase Agreement, the shareholders' agreement and the New Loan Agreement. During this time, additional mark-ups and comments regarding the most recent version of the Stock Purchase Agreement and related transactional documents were exchanged by Greenberg Traurig and Linklaters. Also during this time, drafts of sellers' schedules to the Stock Purchase Agreement were delivered by the Willtek Shareholders to WTT, drafts of purchaser's schedules to the Stock Purchase Agreement were delivered by WTT to the Willtek Shareholders, members of WTT's board of directors received periodic updates with respect to the status of the negotiations, representatives of WTT and its financial, legal and other advisors finalized their due diligence review of Willtek, and representatives of the Willtek Shareholders and their professional advisors finalized their due diligence review of WTT.

On September 27, 2004, at a meeting of WTT's board of directors, at which senior members of WTT's management team and representatives of Greenberg Traurig and Capitalink were present, the board considered the transactions contemplated by the Stock Purchase Agreement and related ancillary agreements. At the meeting, representatives of Greenberg Traurig discussed the board's fiduciary duties under applicable law and the history of the negotiations leading to the most current draft of the Stock Purchase Agreement and related transaction agreements which had been furnished to the members of the board prior to the meeting, as well as a discussion of the material terms and conditions of each of such agreements. Representatives of Greenberg Traurig then discussed with our board of directors various open matters relating to the transaction agreements that had not yet been resolved or agreed upon by the parties, highlighted certain due diligence information contained in preliminary legal and tax due diligence memoranda prepared by Nörr Stiefenhofer, and addressed the SEC filing and review process relative to this proxy statement, as well as certain matters relating to the public announcement of the Acquisition and disclosure requirements. Messrs. Simonyan and Genova next presented management's financial assessment of the benefits and risks of the Acquisition, the anticipated financial and operational impacts of the Acquisition, the proposed operational and technical integration strategies and anticipated cost synergies, Willtek's financial condition, and a general assessment of Willtek's fiscal strengths and weaknesses.

Capitalink next provided a detailed presentation to our board of directors as to certain financial elements of the proposed transaction and an overview of WTT's and Willtek's financial condition. As described more fully in "Opinion of Capitalink, L.C.", Capitalink then presented, with respect to Willtek, its selected comparable company analysis, selected comparable transaction analysis and discounted cash flows analysis and other observations. Following a lengthy question and answer period and in response to board inquiries regarding the proposed transaction consideration and further financial due diligence clarifications, Capitalink presented to the board its written opinion, a copy of which is attached to this document as Annex B, to the effect that, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, as of September 27, 2004, the Acquisition Consideration to be paid by WTT in the Acquisition to the Willtek Shareholders is fair, from a financial point of view, to WTT's shareholders.

After further deliberation as to the advisability of entering into the Stock Purchase Agreement on the terms and conditions reviewed by and outlined to our board of directors by WTT's senior management, our board's understanding and review of all transaction documentation and the transaction structure, tax and accounting consequences, reasons and timing of the proposed Acquisition, and with the assistance and advice of its outside financial and legal advisors, our board of directors unanimously determined that the Acquisition and the Issuance are advisable and in the best interests of WTT and its shareholders, approved the Acquisition and the Issuance, approved the Stock Purchase Agreement, the New Loan Agreement, and the other related ancillary agreements in substantially the forms of the most recent drafts presented to and reviewed by our board with WTT's senior management and Greenberg Traurig (but with such final non-material changes thereto as WTT's senior management and Greenberg Traurig may further negotiate within the parameters agreed upon by our board during the meeting), and resolved to recommend that WTT's shareholders vote affirmatively to approve the Acquisition and the Issuance at a special meeting to be duly convened as promptly as practicable for such purpose.

Promptly after the special meeting of WTT's board of directors on September 27, 2004, Mr. Simonyan notified Messrs. Ben-Gacem and Damany that WTT's board had resolved to approve the transactions contemplated by the most recent draft of the Stock Purchase Agreement on the terms and subject to the conditions contained therein and with such modifications and additional terms and conditions as WTT's board had discussed during the special meeting, and that WTT's senior management had been authorized to resolve all open issues on the terms outlined by WTT's board of directors at the special meeting, deliver final purchaser's schedules to the Stock Purchase Agreement and finalize all sellers' schedules thereto, and conclude all negotiations and finalize all transaction-related documents.

On September 29, 2004, Messrs. Simonyan and Genova were informed by Mr. Damany that Willtek had received a letter dated September 21, 2004 from a large, Germany-based company alleging that certain products of Willtek utilize intellectual property for mobile phone measuring instruments that are the subject of certain European patents owned by such company, and copies of the IP Letter were then forwarded to representatives of WTT, Greenberg Traurig and Nörr Stiefenhofer. Promptly thereafter, representatives of WTT, Greenberg Traurig and Nörr Stiefenhofer conferred telephonically concerning the IP Allegations made in the IP Letter, the potential impact of the IP Allegations on Willtek, the Acquisition and the combined company assuming the Acquisition were to be completed, and suggested revisions to the most recent draft of the Stock Purchase Agreement addressing the IP Allegations. Mr. Simonyan then contacted telephonically the other members of our board of directors and relayed to them the substance of such discussion and circulated to each board member a copy of the IP Letter, and representatives of Greenberg Traurig contacted representatives of Capitalink, L.C. to relay the substance of such discussion and forwarded to Capitalink, L.C. a copy of the IP Letter. Thereafter, representatives of Greenberg Traurig contacted representatives of Linklaters and advised that WTT would be forwarding certain revisions to the most recent draft of the Stock Purchase Agreement which, in addition to such modifications and additional terms and conditions as WTT's board had discussed during its special meeting, would include certain provisions addressing the IP Allegations, including the right of WTT to terminate the Stock Purchase Agreement prior to completion of the Acquisition, if any change, event or development arising from or relating to the IP Allegations, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek, and additional rights of WTT to seek indemnification from the Willtek Shareholders for certain liabilities arising from or related to the IP Allegations, if the Acquisition is completed. On September 30, 2004, Greenberg Traurig forwarded to Messrs. Simonyan and Genova and representatives of Nörr Stiefenhofer a revised draft of the Stock Purchase Agreement containing, among other things, the above-referenced provisions addressing the IP Allegations, and the parties discussed telephonically such revisions. Later that day, representatives of Greenberg Traurig forwarded the revised draft to representatives of Investcorp, Damany Holding and Linklaters, WTT's management forwarded copies thereof to the members of WTT's board of directors, and Mr. Simonyan discussed telephonically such revisions with each of the other members of our board.

Between October 1 and October 4, 2004, representatives of WTT, the Willtek Shareholders, Greenberg Traurig and Linklaters continued discussions with a view toward finalizing all transaction-related documentation within the parameters established by WTT's board of directors during its September 27, 2004 special meeting and taking into account the IP Allegations made in the IP Letter. During this time, the parties resolved all remaining open items with respect to the Stock Purchase Agreement and related ancillary agreements, including, the right of WTT to terminate the Stock Purchase Agreement prior to completion of the Acquisition, if any change, event or development arising from or relating to the IP Allegations, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek; WTT's right to seek indemnification from the Willtek Shareholders for certain liabilities arising from or relating to the IP Allegations, if the Acquisition is completed; the cap for the parties' indemnification obligations relating to breaches of representations, warranties and covenants and certain tax indemnification obligations contained in the Stock Purchase Agreement; the cap on WTT's obligation to pay the fees and expenses of the Willtek Shareholders and Willtek in connection with the proposed Acquisition; the terms of the Willtek Shareholders' obligation to vote in favor of certain board nominees as set forth in the draft shareholders' agreement; and certain restrictions and conditions applicable in the event the Willtek Shareholders receive certain unsolicited proposals to acquire Willtek. Also during this time, additional mark-ups and comments relating to the Stock Purchase Agreement and related ancillary agreements were exchanged by Greenberg Traurig and Linklaters, final copies of sellers' schedules to the Stock Purchase Agreement were delivered by the Willtek Shareholders to WTT, final copies of purchaser's schedules to the Stock Purchase Agreement were delivered by WTT to the Willtek Shareholders, and members of WTT's board of directors received periodic updates with respect to the status of all final negotiations and revisions to the transaction agreements.

On October 5, 2004, the parties executed and delivered to each other counterpart signature pages to the Stock Purchase Agreement and the New Loan Agreement, and WTT issued a press release announcing such event and filed such press release with the SEC. On October 6, 2004, WTT filed with the SEC a Current Report on Form 8-K reporting the transaction and making publicly available the definitive Stock Purchase Agreement and New Loan Agreement.

Reasons for the Acquisition

In reaching its decision to approve the Stock Purchase Agreement and related ancillary agreements and to approve the Acquisition and the Issuance, our board of directors met on several occasions, consulted with WTT's senior management and its financial and legal advisors, reviewed various materials and considered a number of factors, including the following:

•	information regarding Willtek and its subsidiaries, their historical financial performance, operating performance and management experience;

•	the views of WTT's senior management regarding Willtek and its subsidiaries and their integration with WTT;

•	the results of the due diligence investigation conducted by WTT's senior management and legal and financial advisors;

•	the structure and terms of the Acquisition and its potential effect on WTT shareholder value, including the following:

—	the number of shares of WTT's common stock to be issued to the Willtek Shareholders in the Acquisition and the dilutive effect of the Issuance on WTT's current shareholders;

—	the amount of cash to be paid to the Willtek Shareholders in the Acquisition from WTT's existing working capital and the effect of such issuance on WTT's liquidity;

—	estimates of the capital and resources that will be required to complete the Acquisition and the integration of Willtek and its subsidiaries, resulting in a substantial reduction of WTT's cash reserves; and

—	the opinion of Capitalink, L.C. to WTT's board of directors (the full text of which is attached hereto as Annex B and which describes the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion) stating that, as of September 27, 2004, the Acquisition Consideration to be paid by WTT in the Acquisition to the Willtek Shareholders is fair, from a financial point of view, to WTT's shareholders, and the financial presentation made to WTT's board of directors in connection with the delivery of the opinion;

•	the prospects of WTT on a stand-alone basis, as an alternative to pursuing the Acquisition; and

•	possible alternative means of achieving the anticipated benefits of the Acquisition, including the possibility of one or more strategic combinations with other companies.

As a result of its review of this information and consideration of these and other factors, WTT's board of directors determined that the Acquisition of Willtek and its combination with WTT would create a stronger, more competitive industry participant, based on potential benefits that include:

•	the immediate addition of substantial incremental revenue and (following a period of integration) the potential for realizing additional operating income;

•	the complementary nature of the markets, products, technologies and customers of WTT and Willtek;

•	the more diversified product portfolio that will result from the combination of the companies' product lines;

•	the opportunity to accelerate revenue growth as a result of being able to offer a wider range of products to a greater number of key customers;

•	the potential ability of the combined entity to capitalize on complementary customer relationships and distribution channels and diversify the combined company's customers and end markets;

•	the potential ability of the combined company to effectively develop new products and improve existing products by sharing technologies and intellectual property;

•	the potential ability to realize global economies of scale and synergies related to:

—	the rationalization of the combined company's product development efforts by applying the same development activities to a broader range of products, potentially reducing research and development expenses as a percent of revenues;

—	the rationalization of operations at the combined company's facilities, potentially reducing operating expenses; and

—	the sale of more products to the same customers, potentially reducing sales and marketing expenses as a percent of revenues;

•	the immediate expansion of WTT's presence in Europe and Asia;

•	the development of an international platform for future synergistic acquisitions as and when attractive opportunities arise (although WTT does not have any plans, proposals, commitments or agreements to make any other acquisitions at this time);

•	the acquisition of important intellectual property, including certain patents and patent applications, which WTT believes has the potential to form the basis for the development of new testing solutions for emerging wireless services and cellular networks; and

•	the strong management team in place at Willtek, with particular capabilities in the areas of marketing, engineering and operations.

WTT's board of directors also recognized a number of risks and uncertainties inherent in the Acquisition, including:

•	the risk that the dollar value of the Acquisition Consideration we pay to acquire Willtek may increase, because the number of shares of our common stock to be issued in the Acquisition will not be adjusted for fluctuations in the market value of our common stock prior to completion of the Acquisition;

•	the risk that the Issuance in connection with the Acquisition will result in substantial dilution to WTT's current shareholders;

•	the risk that the Acquisition may not be consummated;

•	the risk that some or all of the potential benefits of the Acquisition may not be realized;

•	the risk that WTT would not be successful in integrating the products, technologies and organizations of the two businesses;

•	the risks associated with diverting management resources from day-to-day operational matters, as well as other strategic opportunities;

•	the risk of management and employee disruption associated with the Acquisition, including the risk that, despite the efforts of management, key personnel might not remain employed with the combined company;

•	the risk that acquisition and related integration activities may require more capital and other resources than anticipated, resulting in a greater reduction of WTT's cash reserves and other resources than originally anticipated, which could, among other things, significantly impair the combined company's ability to maintain its quarterly cash dividend policy and fund other strategic acquisitions (although WTT does not have any plans, proposals, commitments or agreements to make any other acquisitions at this time);

•	the risk that we could incur substantial liability and expenses, and our business, results of operations and financial condition could be materially adversely affected, if the Germany-based company that recently made the IP Allegations were to assert a claim of infringement against Willtek or the combined company after we have completed the Acquisition;

•	the risk that other third parties could claim that the combined company is infringing on their intellectual property rights, which could result in substantial costs, diversion of significant managerial resources and significant harm to the combined company's reputation; and

•	the other factors described in this proxy statement under the section titled "Risk Factors."

The foregoing discussion of the factors that WTT's board of directors considered is not intended to be exhaustive, but is intended to include the material factors considered by our board. WTT's board of directors did not find it practical to, and did not, quantify or otherwise assign relative weight to the specific factors considered, and individual directors may have given different weight to different factors. After considering the various factors, WTT's board of directors concluded that, on balance, the potential benefits of the Acquisition to WTT and its shareholders outweighed the risks associated with the Acquisition and voted unanimously to approve the Acquisition and the Issuance, the Stock Purchase Agreement and related ancillary agreements and to recommend that WTT's shareholders vote "FOR" approval of the Acquisition and the Issuance.

Recommendation of WTT's Board of Directors

After careful consideration, our board of directors unanimously has determined that the Acquisition and the Issuance are advisable and in the best interest of WTT and its shareholders and has unanimously approved the Acquisition and the Issuance. Accordingly, our board of directors unanimously recommends that you vote "FOR" approval of the Acquisition and the Issuance.

The affirmative vote of a majority of the votes cast at the special meeting is required to approve the Acquisition and the Issuance. If our shareholders do not approve the Acquisition and the Issuance, WTT will not be able to complete the Acquisition.

Opinion of Capitalink, L.C.

WTT's board of directors engaged Capitalink to render an opinion as to whether, on the date of such opinion, the consideration to be received by Willtek's shareholders in connection with the Acquisition is fair, from a financial point of view, to WTT's shareholders. WTT selected Capitalink because Capitalink is an investment-banking firm with substantial experience in rendering fairness opinions in connection with transactions similar to the Acquisition.

On September 27, 2004, Capitalink made a presentation to WTT's board of directors setting forth its financial analyses regarding the Acquisition and rendered its oral opinion that, as of such date, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the Acquisition Consideration to be paid by WTT in the Acquisition to the Willtek Shareholders is fair, from a financial point of view, to WTT's shareholders. Subsequently, Capitalink delivered its written opinion to WTT's board of directors. The form and amount of the Acquisition Consideration was determined through negotiations between WTT, Willtek and the Willtek Shareholders with SVB Alliant advising Willtek and the Willtek Shareholders in such negotiations.

The full text of the written opinion of Capitalink, dated as of September 27, 2004, is attached as Annex B and is incorporated by reference into this proxy statement. WTT and Capitalink urge you to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

No limitations were imposed by WTT on the scope of Capitalink's investigation or the procedures to be followed by Capitalink in rendering its opinion. The Capitalink opinion was for the use and benefit of the board of directors of WTT in connection with its consideration of the Acquisition and was not intended to be and does not constitute a recommendation to any shareholder of WTT as to how that shareholder should vote with respect to the Acquisition and the Issuance. Capitalink was not requested to opine as to, and its opinion does not address, WTT's underlying business decision to proceed with or effect the Acquisition. Further, Capitalink was not asked to consider, and its opinion does not address, the relative merits of the Acquisition as compared to any alternative business strategy that might exist for WTT. Capitalink was not engaged to seek alternatives to the Acquisition that might exist for WTT.

In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations generally and, among other things:

•	reviewed the draft dated September 22, 2004 of the Stock Purchase Agreement by and among WTT, Investcorp, Damany Holding, and Willtek (the "Draft Agreement");

•	reviewed publicly available financial information and other data with respect to WTT, including WTT's Annual Report on Form 10-K for the year ended December 31, 2003, WTT's Quarterly Report on Form 10-Q for the six months ended June 30, 2004, and WTT's Proxy Statement on Schedule 14A, dated April 22, 2004;

•	reviewed financial information and other data with respect to Willtek, including the audited financial report for the year ended March 31, 2004, and internal management financial statements for the three months ended June 30, 2004;

•	reviewed and analyzed the relative historical and projected financial performance and historical book value of assets of both WTT and Willtek and the combined company with expected synergy gains;

•	reviewed and analyzed the Acquisition's financial impact on WTT's common stock ownership;

•	considered the historical financial results and present financial condition of each of WTT and Willtek;

•	reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of WTT;

•	reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to those of each of WTT and Willtek;

•	reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of WTT and Willtek;

•	reviewed and analyzed the free cash flows of each of WTT and Willtek and prepared a discounted cash flow analysis for each company;

•	reviewed and discussed with representatives of WTT and Willtek management certain financial and operating information furnished by them, including financial analyses with respect to their respective business and operations;

•	inquired about and discussed the Acquisition and other matters related thereto with WTT and Willtek senior management and WTT's legal advisors; and

•	performed such other analyses and examinations as were deemed appropriate by Capitalink.

In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of WTT and Willtek senior management that it is not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make its analysis and form an opinion. Capitalink did not make a physical inspection of the properties and facilities of WTT or Willtek and did not make or obtain any evaluations or appraisals of the assets and liabilities (contingent or otherwise). Capitalink did not attempt to confirm whether WTT and Willtek have good title to their respective assets. Capitalink assumed that the Acquisition will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act, the Exchange Act, and all other applicable federal and state statues, rules and regulations. It is further assumed that the Acquisition will comply with all applicable German and other international laws, statutes, rules and regulations that are deemed applicable.

Capitalink's opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, September 27, 2004. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty.

Certain non-public business and financial information relating to WTT and Willtek reviewed by Capitalink in connection with furnishing its opinion included projections and forecasts of the anticipated potential operating performance of both WTT and Willtek. These projections were prepared by WTT's and Willtek's senior management, respectively, for internal use only and were not prepared with a view to public disclosure or compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections and financial forecasts. WTT and Willtek ordinarily do not provide confidentially to third parties or make available to the public internal management projections of the type provided to Capitalink in connection with its review of the Acquisition. In the view of WTT's and Willtek's respective management, the financial projections were prepared on a reasonable basis, reflect the best currently available estimates and judgments, and present, to the best of each management's knowledge and belief, the expected course of action and the expected future financial performance of each of WTT and Willtek at the time such projections were furnished to Capitalink. The projections are not guarantees of, or necessarily indicative of, any future performance of the combined company. The projections do not purport to present operations in accordance with U.S. GAAP, and neither the independent auditors of WTT nor the independent auditors of Willtek nor any other independent accountants have audited, reviewed, examined, compiled or performed any procedures with respect to the financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the financial projections.

The financial projections necessarily involve risks and inherent uncertainties and are based upon a variety of assumptions relating to WTT's and Willtek's business, results of operations, industry performance, general business and economic conditions and other matters and are subject to significant contingencies, many of which are beyond WTT's and Willtek's control. Projections of this nature are inherently imprecise, and there can be no assurance that they are subjective in many respects and thus susceptible to interpretations and periodic revision based on actual experience and business developments. The assumptions made in preparing the projections may not prove to be accurate. It is, in fact, expected that there will be differences between actual and forecasted results, and actual results may be materially greater or less than those contained in the projections. For additional information about factors that could cause actual results to differ materially from those contained in the projections, please see the section of this proxy statement titled "Risk Factors," beginning on page 23.

None of WTT, Willtek or any of their respective affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of WTT, Willtek or the combined company compared to the information contained in the projections, and none of them has updated or otherwise revised (or intends to update or otherwise revise) the projections contained in this document to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. Neither WTT nor Willtek is under any obligation, and each expressly disclaims any obligation, to update or alter any of the projections contained herein.

Each of the analyses conducted by Capitalink was carried out in order to provide a different perspective on the Acquisition, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to whether, on the date of such opinion, the consideration to be received by Willtek's shareholders in the Acquisition is fair, from a financial point of view, to WTT's shareholders. Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

The financial reviews and analyses include information presented in tabular format. In order to fully understand Capitalink's financial review and analyses, the tables must be read together with the text presented. The tables alone are not a complete description of the financial review and analyses and considering the tables alone could create a misleading or incomplete view of Capitalink's financial review and analyses.

Further, the summary of Capitalink's analyses described below is not a complete description of the analyses underlying Capitalink's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factors that it considered.

Valuation Overview.    Based upon a review of the historical and projected financial data and certain other qualitative data for WTT and Willtek, Capitalink utilized several valuation methodologies and analyses to determine a range of values for WTT and Willtek. Each of the analyses was then weighted to determine an overall indicated equity value range for WTT and Willtek. Capitalink placed less reliance on the comparable transactions analysis, as the method does not explicitly take into account future projected earnings.

The range of indicated equity values per share for WTT was used to determine the value of the Acquisition consideration, which, in turn, was compared with the range of equity values for Willtek.

Indicated Value Summary ($000)
Acquisition Consideration	$28,017 – $31,359
Equity Value of Willtek	$29,151 – $35,683

Pro Forma Securities Ownership Review.    Capitalink reviewed the pro forma securities ownership of WTT after completion of the Acquisition, including the Issuance of 8,000,000 shares of WTT's common stock. Capitalink noted that as a result of the Acquisition, based on the number of shares of WTT's common stock outstanding as of September 27, 2004, the shareholders of Willtek, in the aggregate, will become the largest shareholders of WTT, with approximately 31.7% ownership in the aggregate on a primary, post-transaction basis, and approximately 30.1% in the aggregate on a fully diluted, post-transaction basis.

WTT Financial Performance Analysis.    Capitalink undertook analyses of the historical financial data of WTT in order to understand and interpret its operating and financial performance and strength.

Capitalink reviewed WTT's historical financial data for the five fiscal years ended December 31, 2003 and the six months ended June 30, 2004. Revenue and earnings were adjusted to remove any unusual or extraordinary sources of revenue and expenses. The adjustments provide a more accurate portrayal of WTT's underlying earnings and financial performance. Capitalink noted the following:

•	WTT's revenue increased over the reviewed period – from approximately $13.2 million in FY1999 to $21.8 million for the latest twelve month ("LTM") period ended June 30, 2004. The increase was partly due to the acquisition of Microlab in December 2001 and the continued growth in WTT's sales from its Boonton and NoiseCom divisions.

•	WTT's normalized earnings before interest, tax, depreciation and amortization ("EBITDA") ranged from approximately $2.3 million for FY1999 to approximately $5.0 million for FY2001. Normalized EBITDA for the LTM period ended June 30, 2004 was approximately $3.2 million. Earnings for WTT have softened since FY2001 as a result of the general downturn in the economy and the overall weakness in the telecommunications market.

•	As of June 30, 2004, WTT had approximately $15.0 million in cash and equivalents. The majority of the cash arose from the sale of WTT's wireless and satellite communications test equipment business in 1999 for approximately $19.0 million. As of June 30, 2004, WTT's only debt outstanding was approximately $3.1 million related to a mortgage.

•	Since FY2001, WTT has continued to make dividend payments to its stockholders, which have increased in size from $0.04 per share in FY2001 to $0.09 per share for FY2003. WTT has continued to make quarterly dividend payments of $0.03 per share over the past year.

Market Performance Analysis.    Capitalink utilized a historical stock price analysis to review and compare WTT's stock performance to the general market indices and a selected comparable companies group. In addition, Capitalink reviewed the liquidity of WTT's common stock in the public trading markets.

Capitalink reviewed the daily closing market price and trading volume of WTT's common stock for the LTM period ended September 23, 2004. Capitalink also compared the daily closing market price performance of WTT's common stock for the LTM period to both the comparable companies (as noted below) and the Russell 3000 Index. Capitalink calculated total trading volumes at various closing price ranges of WTT's common stock. In addition, the number of trading days, and the respective percentages, at certain trading volumes, was set forth.

Capitalink noted that during the LTM Period ended September 22, 2004, WTT's common stock:

•	WTT's common stock experienced limited liquidity with the average and median daily number of shares traded at 35,687 and 21,250, respectively;

•	The average share price of WTT's common stock was $2.93 and ranged from a high of $3.76 to a low of $2.26 over the period. WTT's common stock closed at $2.51 on September 24, 2004;

•	WTT's common stock rose 12.2%, while the comparable companies index fell 3.3% and the Russell 3000 index rose 9.0%.

Willtek Financial Performance Analysis.    Capitalink undertook analyses of the historical financial data of Willtek in order to understand and interpret its operating and financial performance and strength.

Capitalink reviewed Willtek's historical financial data for the two fiscal years ended March 31, 2004 and the three months ended June 30, 2004. Capitalink noted that financial results prior to FY2002 were not available, or on a comparable basis due to the significant difference in Willtek's organizational and ownership structure. The numbers in Willtek's financial statements were also expressed in euros and were converted into U.S. dollars using period daily average exchange rates for the profit and loss and cash flow data, and period-end exchange rates for balance sheet data. Revenue and earnings were adjusted to remove any unusual or extraordinary sources of revenue and expenses. The adjustments provide a more accurate portrayal of Willtek's underlying earnings and financial performance. Capitalink also recast Willtek's earnings numbers to remove any capitalization of research and development costs, in accordance with U.S. GAAP. Capitalink noted the following:

•	Revenue increased from approximately $22.5 million in FY2003, to approximately $25.7 million for FY2004, representing a 14% growth over the one-year period.

•	Revenue for Willtek is net of distribution margins. Willtek employs third-party distributors that claim a significant share of its potential margin. For FY2004, distributor margin represented approximately 13.8% of gross revenues.

•	Despite significant and robust revenue and growth, Willtek's normalized EBITDA remained negative throughout the review period and was approximately $(1.2) million in FY2004. EBITDA for the latest twelve months ended June 30, 2004 was approximately $(2.3) million. The losses partly arise from continued research and development expenditures, which totaled approximately $5.7 million in FY2004 (approximately 22.2% of total revenue). EBITDA is expected to improve significantly as new products enter the market.

•	As of June 30, 2004, Willtek had approximately $1.7 million in cash and equivalents and an approximately $4.3 million stockholder loan owed to Investcorp, which is due in FY2008.

Relative Contribution Analysis.    Capitalink reviewed and compared the relative historical and projected revenue and EBITDA performance for WTT and Willtek from FY2002 to projected FY2006. Capitalink also compared the historical total assets and common equity of the two companies, and the initial synergy gains from the Acquisition expected for FY2005 and FY2006. Because WTT and Willtek have different financial year-end dates, the financial results for the years ended December 31 for WTT were compared with the financial results for the years ended March 31 in the following year for Willtek. Capitalink noted the following:

•	Although Willtek has over the last two years generated more revenue than WTT and is expected to continue to do so again in the future, unlike WTT, it did not generate positive earnings over this period. However, by FY2006 Willtek's earnings are expected to exceed those of WTT.

•	The total assets and common equity of WTT are significantly larger than Willtek due to the historical profitability of WTT and the cash on its balance sheet of approximately $15.0 million as of June 30, 2004.

•	Both WTT and Willtek expect immediate synergy gains to arise from additional sales of WTT's products through Willtek's distribution lines (estimated to be at least $2.0 million in FY2005), and approximately $1.0 million in cost savings. Although not quantified, additional synergies are anticipated through the continued sharing of product and distribution lines for both companies, and the joint development of new products.

Discounted Cash Flow Analysis.    A discounted cash flow analysis estimates value based upon a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors. Utilizing projections provided by the respective management of WTT and Willtek, Capitalink determined the net present value of the unlevered free cash flows to determine the enterprise value for both WTT and Willtek. Capitalink then deducted net interest bearing debt to derive an indicated equity value for each company.

WTT

The projections provided by WTT's senior management show a strong continual increase in revenue between FY2004 and FY2007 from approximately $23.7 million to approximately $37.9 million. For the forecast period, WTT projects an increase in EBITDA from approximately $3.2 million for FY2004, to approximately $7.2 million for FY2007. Over the period, the EBITDA margin is expected to rise from 13.5% in FY2004, to 19.0% in FY2007. Capitalink noted that the average EBITDA margin for WTT between FY2000 and FY2002 was approximately 21.5%.

In order to arrive at a present value, Capitalink utilized discount rates ranging from 19.0% to 21.0%. This was based on an estimated weighted average cost of capital ("WACC") of 20.1% (based on WTT's weighted average cost of debt of 7.5% and 21.2% estimated cost of equity).

Capitalink presented a range of terminal values at the end of the forecast period utilizing three alternative methods including a range of terminal revenue multiples, terminal EBITDA multiples, and by applying a range of long term perpetual growth rates. Capitalink then determined enterprise values for WTT based on the three terminal value methodologies:

•	Utilizing revenue multiples of between 1.5 times and 1.7 times, Capitalink calculated a range of indicated enterprise values from approximately $37.7 million to approximately $43.9 million.

•	Utilizing EBITDA multiples of between 7.0 times and 9.0 times, Capitalink calculated a range of indicated enterprise values from approximately $34.3 million to approximately $44.2 million.

•	Utilizing perpetual growth rates of between 10.0% and 12.0%, Capitalink calculated a range of indicated enterprise values from approximately $32.3 million to approximately $50.0 million.

The total enterprise values above were then reduced by WTT's net debt of $(15.2) million (which includes $3.2 million in mortgage debt and approximately $18.4 million in cash on hand and from the assumed exercise of in the money ("ITM") options) to arrive at an indicated equity value range.

The equity value range was then divided by the total common stock equivalents of 18.5 million, which includes ITM options assumed exercised, to obtain a range of indicated equity value per share of between $2.68 and $3.29.

Willtek

The projections provided by Willtek's senior management show a strong continual increase in revenue between FY2005 and FY2008 from approximately $31.0 million to approximately $51.8 million. For the forecast period, Willtek's management projects an increase in EBITDA from approximately $1.9 million for FY2005, to approximately $11.9 million for FY2008. Over the period, the EBITDA margin is expected to rise from 6.3% in FY2005 to 23.2% in FY2008.

In order to arrive at a present value, Capitalink utilized discount rates ranging from 30.0% to 32.0%. This was based on an estimated WACC of 30.5% (based on Willtek's weighted average cost of debt of 8.0% and 32.2% estimated cost of equity).

Capitalink determined enterprise values for Willtek based on the three terminal value methodologies summarized above:

•	Utilizing terminal revenue multiples of between 1.1 times and 1.3 times, Capitalink calculated a range of indicated enterprise values from approximately $29.9 million to approximately $35.7 million.

•	Utilizing terminal EBITDA multiples of between 7.0 times and 8.0 times, Capitalink calculated a range of indicated enterprise values from approximately $40.5 million to approximately $47.5 million.

•	Utilizing perpetual growth rates of between 18.0% and 19.0%, Capitalink calculated a range of indicated enterprise values from approximately $28.6 million to approximately $36.3 million.

The total enterprise values above were then adjusted for Willtek's net debt of $2.5 million (which includes $4.3 million in stockholder debt and approximately $1.7 million in cash on hand) to arrive at an indicated equity value range of between approximately $30.5 million and approximately $37.3 million.

Selected Comparable Company Analysis.    Capitalink utilized the selected comparable company analysis, a market valuation approach, for the purposes of compiling guideline or comparable company statistics and developing valuation metrics based on prices at which stocks of similar companies are trading in a public market.

The selected comparable company analysis compares the trading multiples of WTT and Willtek with those of other publicly traded companies that are similar with respect to business model, operating sector, size and target customer base. The operations of WTT and Willtek are similar in many respects, including the industry (test measurement equipment), type of products they provide, distribution channels and target market. Capitalink utilized the same set of comparable companies for WTT and Willtek. Although some of the comparable companies selected may be more comparable to either WTT or Willtek, as opposed to the other, Capitalink felt the differences in the operations and valuation statistics were not significant enough to justify two separate sets of comparable companies.

Capitalink located nine companies that it deemed comparable to WTT and Willtek with respect to their industry sector and operating model. All of the comparable companies are classified under the standard industrial classification ("SIC") code 3825 (Instruments for Measuring and Testing of Electricity and Electrical).

The comparable companies utilized were: Agilent Technologies, Inc., Advantest Corporation, Aeroflex, Inc., Anritsu Corporation, Applied Signal Technology, Inc., Keithley Instruments, Inc., LeCroy Corporation, Tollgrade Communications, Inc., and Micronetics, Inc.

Capitalink reviewed certain financial information relating to WTT in the context of the corresponding financial information, ratios and public market multiples for the comparable companies. As of September 23, 2004, the enterprise value for the comparable companies ranged from approximately $34.1 million to approximately $10.2 billion and LTM revenue ranged from approximately $14.2 million to approximately $7.0 billion. In comparison, WTT had an enterprise value and LTM revenue of approximately $31.9 million and $21.8 million, respectively.

Market values were used to calculate multiples of LTM, current financial year ("CFY"), and next financial year ("NFY") earnings per share ("EPS"), common equity, and net tangible common equity, while enterprise values were used to calculate multiples of LTM, CFY and NFY revenue and EBITDA, LTM earnings before interest and tax ("EBIT"), and total assets. For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses or income.

Capitalink noted that the EBITDA margin for WTT of 14.5% for the LTM period ended June 30, 2004 was just below the average of the comparable companies, the mean and median of which was 15.5% and 15.0%, respectively. A summary of the key multiples generated were as follows:

Comparable Company Multiples
	Low	-	High	Mean	WTT
Market Value Multiple
LTM EPS	21.3x	-	44.8x	29.3x	21.3x
CFY EPS	17.2x	-	29.4x	24.0x	18.2x
NFY EPS	11.8x	-	24.6x	16.6x	11.1x
Common equity	0.8x	-	4.0x	2.5x	1.5x
Enterprise Value Multiple
LTM revenue	0.98x	-	2.64x	1.79x	1.47x
CFY revenue	1.02x	-	2.14x	1.46x	1.34x
NFY revenue	0.93x	-	1.75x	1.27x	1.07x
LTM EBIT	10.9x	-	21.5x	16.1x	11.9x
LTM EBITDA	7.6x	-	20.4x	12.3x	10.1x
CFY EBITDA	7.4x	-	14.0x	10.6x	9.3x
NFY EBITDA	5.7x	-	10.7x	8.3x	5.5x
Total assets	0.4x	-	2.9x	1.6x	1.0x

WTT

Capitalink selected an appropriate multiple range for WTT by examining the range indicated by the comparable companies and then applied this multiple range to WTT's LTM, CFY and NFY revenue and EBITDA. Capitalink expects WTT's valuation multiples to be below the average of the comparable companies due its smaller size (which limits its ability to gain economies of scale advantages with respect to research and development, corporate costs and distribution costs), its slow historical revenue and earnings growth, and management turnover. Capitalink selected the following multiple ranges for WTT:

•	Between 1.50 and 1.75 times LTM revenue.

•	Between 1.35 and 1.46 times CFY revenue.

•	Between 1.10 and 1.27 times NFY revenue.

•	Between 10.0 and 11.9 times LTM EBITDA.

•	Between 9.5 and 10.6 times CFY EBITDA.

•	Between 7.0 and 8.0 times NFY EBITDA.

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for WTT. After deducting net interest bearing debt of approximately $(15.2) million, and dividing by approximately 18.622 million shares outstanding (including ITM options), Capitalink calculated a range of indicated equity values per share of between $2.63 and $2.89.

Willtek

Capitalink selected an appropriate multiple range for Willtek by examining the range indicated by the comparable companies and then applied this multiple range to Willtek's LTM, CFY and NFY revenue and CFY and NFY EBITDA. Capitalink expects Willtek's valuation multiples to be below the average of the comparable companies due its smaller size (which limits its ability to gain economies of scale advantages with respect to research and development, corporate costs and distribution costs), and lack of positive earnings history. However, the future anticipated growth of Willtek's revenue and earnings suggest a slightly higher range of EBITDA multiples as compared with WTT. The revenue multiples for Willtek are expected to be lower than for WTT due to its negative earnings history. Capitalink selected the following multiple ranges for Willtek:

•	Between 1.30 and 1.60 times LTM revenue.

•	Between 1.20 and 1.30 times CFY revenue.

•	Between 1.00 and 1.27 times NFY revenue.

•	Between 10.0 and 12.0 times CFY EBITDA.

•	Between 7.5 and 8.3 times NFY EBITDA.

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for Willtek. After deducting net interest bearing debt of approximately $2.5 million, Capitalink calculated a range of indicated equity values of between approximately $30.1 million and approximately $35.8 million.

An analysis of publicly traded comparable companies is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies.

Selected Comparable Transaction Analysis. Capitalink utilized the selected comparable transaction analysis, a market valuation approach, for the purposes of compiling precedent or comparable transaction statistics and developing valuation metrics based on the pricing in such transactions.

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be "material" for the acquiror. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

As in the comparable companies analysis, Capitalink utilized the same set of comparable transactions for WTT and Willtek. Capitalink located fourteen transactions announced since January 2001 involving target companies in related industries to WTT and Willtek (the "Comparable Transactions") and for which detailed financial information was available. Target companies were classified under the SIC code 3825 (Instruments for Measuring and Testing of Electricity and Electrical).

Acquiror	Acquiree
Danaher Corp.	Harris Corp: Tools Division
Credence Systems Corp.	NPTest Holding Corp.
Aeroflex, Inc.	Selerity Systems Incorporated
Radstone Technology PLC	Interactive Circuits & Systems, Ltd.
Aeroflex, Inc.	Racal Wireless Solutions Group
Catapult Communications	Tekelec: Network Diagnostics Division
Credence Systems Corp.	SZ Testsysteme AG
Spirent PLC	Anritsu Corp(US Line Monitoring Business)
Aeroflex, Inc.	IFR Systems, Inc.
Micronetics, Inc.	Enon Microwave, Inc.
Smiths Group PLC	Summitek Instruments, Inc.
Wireless Telecom Group	Microlab/FXR
Wireless Telecom Group	Boonton Electronics

Capitalink divided the Comparable Transactions into two groups: (i) transactions announced after January 2003 and (ii) all transactions. Capitalink noted that the mean revenue multiple was higher for transactions announced after January 2003, possibly because many of the transactions that took place prior to that date were completed when the industry was facing a significant downturn.

Comparable Transaction Multiples (Post Jan 2003)
	Low	-	High	Mean
Enterprise Value Multiple
LTM Revenue	0.23x	-	4.32x	1.87x
Total Assets	0.2x	-	2.0x	1.4x

Comparable Transaction Multiples (All Transactions)
	Low	-	High	Mean
Enterprise Value Multiple
LTM Revenue	0.23x	-	4.32x	1.40x
LTM EBITDA	1.4x	-	10.3x	4.9x
Total Assets	0.2x	-	2.0x	1.3x

WTT

Capitalink determined a range of indicated enterprise values for WTT by selecting a range of valuation multiples based on the comparable transactions, and then applied them to WTT's LTM revenue, LTM EBITDA and average EBITDA (FY2000 to CFY2004). As with the comparable company analysis, WTT's unique characteristics, smaller size, lower growth and management issues would suggest that WTT be valued below the average of the comparable transaction multiples. Taking into account those factors, Capitalink selected an appropriate multiple range for WTT as follows:

•	Between 1.50 and 1.80 times LTM revenue.

•	Between 9.0 and 11.0 times LTM EBITDA.

•	Between 9.0 and 11.0 times average EBITDA (FY2000 - CFY2004).

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values. After deducting net interest bearing debt of approximately $(15.2) million and dividing by approximately 18.622 million shares outstanding (including ITM options), Capitalink calculated a range of indicated equity values per share of between $2.50 and $2.86.

Willtek

Capitalink determined a range of indicated enterprise values for Willtek by selecting a range of valuation multiples based on the comparable transactions, and then applied them to Willtek's LTM revenue and CFY EBITDA. As with the comparable company analysis, Willtek's unique characteristics, smaller size and negative earnings history would suggest that Willtek be valued slightly below the average of the comparable transaction multiples. It is also expected that Willtek would have a higher EBITDA multiple than WTT due to their higher anticipated revenue and earnings growth. However, Willtek's revenue multiple would be lower due their negative earnings history. Capitalink selected an appropriate multiple range for Willtek as follows:

•	Between 1.40 and 1.70 times LTM revenue.

•	Between 10.0 and 14.0 times CFY EBITDA.

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values. After deducting net interest bearing debt of approximately $2.5 million, Capitalink calculated a range of indicated equity values of between approximately $24.6 million and approximately $32.2 million.

None of the comparable transactions are identical to the Acquisition. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the comparable transactions and other factors that could affect the respective acquisition values.

Capitalink performed a variety of financial and comparative analyses for the purpose of rendering its opinion. While the foregoing summary describes all material analyses and factors reviewed by Capitalink with WTT's board of directors, it does not purport to be a complete description of the presentations by Capitalink or the analyses performed by Capitalink in arriving at its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the actual value of WTT and Willtek. In performing its analyses, Capitalink made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of WTT and Willtek. The analyses performed were prepared solely as part of Capitalink's analysis of the fairness of the consideration to be received by Willtek's shareholders in the Acquisition, from a financial point of view, to WTT's shareholders, and were provided to WTT's board of directors in connection with the delivery of Capitalink's opinion.

Capitalink received a fee of $85,000 in cash in connection with the preparation and issuance of its opinion. In addition, WTT has agreed to reimburse Capitalink for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify Capitalink and certain related parties against certain liabilities that may arise out of the rendering of the opinion. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. Capitalink does not beneficially own any interest in WTT or Willtek. During the past two years, other than Capitalink's engagement by WTT in connection with the Acquisition as described herein, there has not been any material relationship between Capitalink, its affiliates or any unaffiliated representative of Capitalink, on the one hand, and WTT or its affiliates, on the other hand.

Absence of Dissenter's or Appraisal Rights

WTT is incorporated under New Jersey law and is subject to the New Jersey Business Corporation Act. Dissenter's or appraisal rights are statutory rights that enable shareholders who object to extraordinary transactions (those not done in the ordinary course of business) to demand that a corporation pay the value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Dissenter's or appraisal rights are not available in all circumstances, and exceptions to such rights are set forth in the New Jersey Business Corporation Act. These exceptions are applicable with respect to the rights of WTT's shareholders with regard to the Acquisition. WTT's shareholders are not entitled to dissenter's or appraisal rights under the New Jersey Business Corporation Act in connection with the Acquisition because WTT's common stock is listed on the American Stock Exchange, a national securities exchange. Accordingly, we will not make special provisions for shareholders to enforce such rights.

Directors and Executive Officers of WTT Following Completion of the Acquisition

Following the completion of the Acquisition, WTT's board of directors will consist of seven members. Karabet Simonyan, our Chairman of the Board and acting Chief Executive Officer, and Paul Genova, our President and Chief Financial Officer, will each resign from WTT's board of directors effective at the closing of the Acquisition. Under the terms of the Stock Purchase Agreement and the related shareholders' agreement, at the closing of the Acquisition, the remaining four members of WTT's board of directors will appoint three individuals designated by the Willtek Shareholders (two of which will be designated by Investcorp and one of which will be designated by Damany Holding) to fill three vacancies on WTT's board of directors (one of which has existed since the mutual termination of Terence McCoy's employment as Chief Executive Officer of WTT and his departure from WTT's board in July 2004), each to serve as a director of WTT until the next annual meeting of WTT's shareholders or until his successor is duly elected and qualified. Investcorp has designated Savio W. Tung and Hazem Ben-Gacem, each of whom is a partner of Investcorp, and Damany Holding has designated Cyrille Damany, the Chief Executive Officer of Willtek and the owner of all of the outstanding share capital of Damany Holding, to be appointed to serve as directors on WTT's board commencing at the closing of the Acquisition. Mr. Tung will be designated as Chairman of the Board at the closing of the Acquisition.

Accordingly, upon the completion of the Acquisition, it is expected that WTT's board of directors will consist of the following seven members: Henry L. Bachman, John Wilchek, Michael Manza and Andrew Scelba, each of whom is currently a member of WTT's board of directors, and Savio Tung, Hazem Ben-Gacem, and Cyrille Damany, each of whom will be appointed by WTT's board to serve as directors of WTT commencing at the closing of the Acquisition. Pursuant to the terms of the shareholders' agreement to be entered into by WTT and the Willtek Shareholders at the closing of the Acquisition, at each annual or special meeting of WTT's shareholders at which directors are to be elected, Investcorp will be entitled to designate up to two individuals and Damany Holding will be entitled to designate one individual for nomination by WTT's nominating committee for election to WTT's board of directors, so long as Investcorp's and Damany Holding's respective beneficial ownership levels exceed certain predefined percentage thresholds of WTT's issued and outstanding common stock, and the Willtek Shareholders will be obligated to vote all of their shares of WTT's common stock for the election of each of their director designees and for the election of each of the other nominees for director designated by WTT's board of directors. For additional information concerning the designation rights and voting obligations of the Willtek Shareholders, please see "Other Agreements Related to the Acquisition—Shareholders' Agreement" beginning on page 73.

The management of WTT after completion of the Acquisition will remain unchanged, except that at the closing of the Acquisition, Cyrille Damany also will be appointed by WTT's board of directors to serve as the new Chief Executive Officer of WTT, replacing Mr. Simonyan, who has served as acting Chief Executive Officer since the mutual termination of Mr. McCoy's employment as Chief Executive Officer of WTT in July 2004.

Set forth below is certain information concerning the three Willtek Shareholder designees who will be appointed to serve on WTT's board of directors at the closing of the Acquisition.

Savio W. Tung, age 54, will be appointed to serve as Chairman of the Board at the closing of the Acquisition. Mr. Tung is the global head of Investcorp's venture capital activities. Mr. Tung is a member of Investcorp's Investment Commitment Committee and he is also a member of Investcorp's Financial Risk Management Committee. Before joining Investcorp in 1984, Mr. Tung was a senior banker with Chase Manhattan Bank and worked at their offices in New York, Bahrain, Abu Dhabi and London. Prior to forming Investcorp's venture capital activities, Mr. Tung was the head of Investcorp's U.S. private equity team. Mr. Tung is currently chairman of Vaultus, Inc., and a board member of ObjectStar Inc. and Viewlocity Inc. Mr. Tung holds a BSc in Chemical Engineering from Columbia University. Mr. Tung is a trustee of Columbia University and is on the board of the Columbia Investment Management Company.

Hazem Ben-Gacem, age 34, will be appointed to serve as a director of WTT at the closing of the Acquisition. Mr. Ben-Gacem has been a partner of Investcorp's venture team in Europe since its inception in early 2001. Mr. Ben-Gacem currently sits on the boards of Utimaco Safeware AG and Objectstar plc. Prior to that, Mr. Ben-Gacem was a member of Investcorp's European private equity team since 1994. Prior to joining Investcorp, Mr. Ben-Gacem was a member of Credit Suisse First Boston's Mergers & Acquisitions team in New York. Mr. Ben-Gacem is a graduate of Harvard University where he received a B.A. in Economics with honors.

Cyrille Damany, age 45, will be appointed to serve as a director and the Chief Executive Officer of WTT at the closing of the Acquisition. Mr. Damany is a French citizen and lives in Munich, Germany. He has been the Chief Executive Officer and General Manager of Willtek for the past seven years since August 1997. He has more than 10 years of experience in the telecom industry. He has held management position responsibilities at Hewlett Packard France and Motorola. He was previously director of operations for Motorola European Paging Division, based in Frankfurt (Germany). Cyrille holds a Master of Science degree in Electronic and Automation, an advanced degree in the design of information systems (DEA) from Orsay, Paris Science University and an MBA from Carnegie Mellon University (Pittsburgh Pennsylvania, USA).

WTT has no reason to believe that any of the above individuals will be unable to serve as a director or, in the case of Mr. Damany, as a director and an executive officer of WTT. There is no family relationship between any of the current directors or executive officers of WTT and the individuals designated to become such following the completion of the Acquisition. Our board of directors has determined that each of the four current directors who will continue to serve as directors after the completion of the Acquisition is "independent" in accordance with the applicable listing standards of the American Stock Exchange as currently in effect. Due to Messrs. Tung's and Ben-Gacem's affiliation with Investcorp and Investcorp's substantial ownership of WTT's common stock and significant business relationship with the combined company by virtue of the New Loan Agreement following completion of the Acquisition, and due to Mr. Damany's employment as Chief Executive Officer of WTT and his substantial beneficial ownership of WTT's common stock through Damany Holding following completion of the Acquisition, none of Messrs. Tung, Ben-Gacem or Damany will be independent under such standards.

Directors and Executive Officers of Willtek Following Completion of the Acquisition

Following completion of the Acquisition, all of the current members of Willtek's and its subsidiaries' advisory boards or boards of directors, as applicable, except Cyrille Damany, will cease serving in such capacities, and WTT will elect Paul Genova, our President and Chief Financial Officer, to serve as a member of such advisory boards or boards of directors, to serve until his successor is duly elected and qualified.

Following completion of the Acquisition, it is expected that all of the current executive officers of Willtek and its subsidiaries will continue to serve in such capacities.

Interests of WTT's Executive Officers and Directors in the Acquisition

None of our directors or executive officers or any of their respective associates has any direct or indirect interest in the Acquisition.

Past Contacts, Transactions or Negotiations

Other than as described under "—Background of the Acquisition" or elsewhere in this proxy statement:

•	there have been no past contacts, transactions or negotiations between WTT or, to the best of WTT's knowledge, any of its directors, executive officers, control persons or other affiliates on the one hand, and Willtek, Investcorp, Damany Holding or any of their respective directors, executive officers, control persons or other affiliates, on the other hand, concerning a merger, consolidation or acquisition, a tender offer or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets; and

•	neither WTT nor, to the best of WTT's knowledge, any of its directors, executive officers, control persons or other affiliates is a party to any present or proposed material agreement, arrangement or transaction, or otherwise has any understanding or relationship with Willtek, Investcorp, Damany Holding or any of their respective officers, directors, control persons or other affiliates that would require disclosure herein under the rules and regulations of the SEC.

Acquisition Consideration to be Received By Executive Officers and Advisory Board Members of Willtek

Cyrille Damany, the Chief Executive Officer of Willtek and a member of Willtek's advisory board, owns all of the outstanding share capital of Damany Holding. Damany Holding holds one share of Willtek in the nominal amount of €22,910, or 19.1% of the outstanding share capital of Willtek. In the

Acquisition, Damany Holding will receive up to 2,000,000 shares of our common stock as its pro-rata portion of the stock portion of the Acquisition Consideration. At the closing of the Acquisition, 1,809,083 of such shares will be issued directly to Damany Holding, and 190,917 of such shares will be deposited into an escrow account for a one-year period following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement. At the end of such one-year period, any of such escrowed shares that have not been used to satisfy valid claims for indemnification by WTT will be delivered to Damany Holding. In addition, at the closing of the Acquisition, Damany Holding will receive $500,000 in cash as its pro-rata portion of the cash portion of the Acquisition Consideration.

Savio Tung and Hazem Ben-Gacem, both members of Willtek's advisory board, are partners of Investcorp. Investcorp holds one share of Willtek in the nominal amount of €35,890 and one share of Willtek in the nominal amount of €61,200, or 80.9% of the outstanding share capital of Willtek. In the Acquisition, Investcorp will receive up to 6,000,000 shares of our common stock as its pro-rata portion of the stock portion of the Acquisition Consideration. At the closing of the Acquisition, 5,190,917 of such shares will be issued directly to Investcorp, and 809,083 of such shares will be deposited into an escrow account for a one-year period following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement. At the end of such one-year period, any of such escrowed shares that have not been used to satisfy valid claims for indemnification by WTT will be delivered to Investcorp. In addition, at the closing of the Acquisition, Investcorp will receive $6,500,000 in cash as its pro-rata portion of the cash portion of the Acquisition Consideration.

Retention Payment

If the Acquisition is completed by March 31, 2005, Eckehard Mielke, Willtek's Chief Financial Officer, will receive a retention payment of €60,000 (approximately $[______]), which will be paid in four equal installments in March, June, September and December 2005, provided that Mr. Mielke remains employed by Willtek at the date of payment of each installment. This retention payment is payable in addition to all other payments and benefits that Mr. Mielke is entitled to as Chief Financial Officer of Willtek. No other executive officers or members of the advisory board of Willtek, and no executive officer or director of WTT, will receive any retention or other payment or bonus in connection with the Acquisition.

Accounting Treatment and U.S. Federal Income Tax Consequences

For financial reporting purposes, our Acquisition of Willtek will be treated as an acquisition pursuant to which WTT is treated as the acquirer of Willtek. The Acquisition will be accounted for using the purchase method of accounting, and accordingly, the Acquisition Consideration will be allocated to tangible and intangible assets of Willtek acquired and the liabilities of Willtek assumed, on the basis of their fair values as of the Acquisition date in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, and the results of Willtek's operations will be included in WTT's consolidated financial statements from the date of the Acquisition. Allocation of the Acquisition Consideration has been made on a preliminary basis and is subject to adjustments. The excess of the Acquisition Consideration over the fair value of identifiable net assets acquired (goodwill) will be subject to a review for impairment on an annual basis and whenever events or circumstances occur which indicate that goodwill might be impaired, in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

The Acquisition is not a taxable event for WTT or its shareholders.

Securities Act Exemptions; Resales of WTT's Common Stock by the Willtek Shareholders

The 8,000,000 shares of our common stock to be issued to the Willtek Shareholders in the Acquisition as the stock portion of the Acquisition Consideration will be issued by WTT pursuant to exemptions from the registration requirements of the Securities Act. Accordingly, such shares may not be resold, unless such resales are accomplished:

•	in transactions that are exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws; or

•	pursuant to an effective registration statement under the Securities Act.

In addition to the above restrictions under U.S. federal and state securities or "blue sky" laws, the shareholders' agreement to be executed by the parties at the closing of the Acquisition (in the form of Annex C attached hereto) will provide for additional restrictions on the transfer of the shares of WTT's common stock received by the Willtek Shareholders in the Acquisition, including the following:

•	the Willtek Shareholders may not transfer any shares of WTT's common stock during the Lock-Up Period, except for certain transfers to permitted transferees; and

•	without the prior written approval of a majority of the members of WTT's board of directors (excluding any director designated for election by the Willtek Shareholders), the Willtek Shareholders may not transfer any shares of WTT's common stock to certain specified direct competitors of WTT without first offering WTT the opportunity to purchase such shares on the same terms and conditions. For additional information on the restrictions to be imposed by the shareholders' agreement, please see "Other Agreements Related to the Acquisition—Shareholders' Agreement."

All certificates representing such 8,000,000 shares of WTT's common stock will bear an appropriate restrictive legend indicating that such shares are subject to restrictions pursuant to the shareholders' agreement and that such shares were not issued in a transaction registered under the Securities Act. We have agreed to grant the Willtek Shareholders two demand and certain incidental or "piggyback" registration rights covering such shares, which rights are set forth in the shareholders' agreement to be executed at the closing of the Acquisition and will become exercisable after the Lock-Up Period. For additional information on the registration rights we will grant to the Willtek Shareholders, please see "Other Agreements Related to the Acquisition—Shareholders' Agreement."

Regulatory Filings Required in Connection with the Acquisition

The Acquisition is subject to German antitrust laws and thereby subject to the approval of the German Federal Cartel Office. German antitrust laws will require Investcorp and WTT to make certain filings with the German Federal Cartel Office, which Investcorp and WTT expect to make prior to January 31, 2005. Under German antitrust laws, certain transactions, including the Acquisition, may not be completed unless certain waiting period requirements have been satisfied. If the German Federal Cartel Office does not grant early clearance and if it does not open a second phase procedure, the waiting period will expire one month after the date the complete filings are made by Investcorp and WTT with the German Federal Cartel Office. If the German Federal Cartel Office opens a second phase procedure, the waiting period will expire four months after the date the complete filings are made by Investcorp and WTT with the German Federal Cartel Office.

German antitrust regulators may grant clearance of the Acquisition subject to conditions and obligations imposed on Investcorp or WTT, before or after receipt of approval of the Acquisition by WTT's shareholders. If any condition or obligation regarding operating restrictions is required under applicable German law or by German antitrust regulators, such restrictions may jeopardize or delay the completion of the Acquisition or lessen the potential benefits of the transaction. In addition, even if regulatory approvals are obtained, third-party private undertakings may, under certain circumstances, challenge the Acquisition at any time before or after its completion.

Other than required filings with German regulatory authorities under German antitrust laws, and required filings by WTT under the Exchange Act relating to the Acquisition and the Issuance, including the filing of this proxy statement with the SEC pursuant to Regulation 14A under the Exchange Act and clearance of this proxy statement by the SEC, we are not aware of any other U.S. federal or state or foreign regulatory requirements or approvals that must be complied with or obtained in connection with the Acquisition.

Prior to the closing of the Acquisition, we intend to file an application for the listing on the American Stock Exchange of the 8,000,000 shares of our common stock to be issued in connection with the Acquisition. Such listing will become effective upon official notice of issuance of such shares.

THE STOCK PURCHASE AGREEMENT

This section of the proxy statement provides a summary of the Stock Purchase Agreement, but it may not contain all of the information that is important to you. We urge you to carefully read the Stock Purchase Agreement, which is incorporated by reference into this proxy statement and attached hereto as Annex A.

The Acquisition

Pursuant to the Stock Purchase Agreement, WTT will acquire all of the outstanding share capital of Willtek from the Willtek Shareholders. As a result of the Acquisition, Willtek will become a wholly owned subsidiary of WTT and will serve as the base of our European operations.

Timing of Completion of the Acquisition

The Acquisition will be completed on the second business day after all of the conditions to completion of the Acquisition set forth in the Stock Purchase Agreement have been satisfied or, where legally permissible, waived, including approval of the Acquisition and the Issuance by WTT's shareholders and compliance with applicable German antitrust laws, or on such other date as the parties may agree upon. We expect to complete the Acquisition during the first calendar quarter of 2005. However, because the Acquisition is subject to certain approvals and other conditions, we cannot predict exactly when the closing will occur.

Acquisition Consideration

In exchange for all of the outstanding share capital of Willtek, the Willtek Shareholders will receive an aggregate of 8,000,000 newly issued shares of WTT's common stock and $7,000,000 in cash. The cash portion of the Acquisition Consideration will come from our working capital. We have also agreed to guaranty payment of certain outstanding liabilities and obligations of Willtek equal to approximately $4.8 million. Based on the number of shares of our common stock outstanding on [                               ], 2005, the record date for the special meeting, immediately following completion of the Acquisition, the Willtek Shareholders will own in the aggregate approximately [31.7]% of our outstanding common stock on a primary basis.

Based on the $[         ] closing price of a share of WTT's common stock on the American Stock Exchange on [                                     ], 2005, the last trading day prior to the date of this proxy statement, the dollar value of the Acquisition Consideration is approximately $[                              ]. This amount does not represent the value of the Acquisition for financial accounting purposes. The Stock Purchase Agreement does not provide for an adjustment in the number of shares of WTT's common stock to be issued to the Willtek Shareholders in the Acquisition in the event of a fluctuation in the market price of WTT's common stock prior to completion of the Acquisition. Therefore, depending on the market price of WTT's common stock on the closing date of the Acquisition, the actual dollar value of the Acquisition Consideration may be less or more than the $[                  ] amount referenced above.

Escrow

1,000,000, or 12.5%, of the shares of WTT's common stock to be issued as the stock portion of the Acquisition Consideration will be deposited into an escrow account with American Stock Transfer & Trust Company, our transfer agent, in accordance with the terms of an escrow agreement that we will enter into with the Willtek Shareholders and American Stock Transfer & Trust Company at the closing of the Acquisition. Such shares will be held in escrow for one year following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement. If WTT is entitled to indemnification from the Willtek Shareholders under the terms of the Stock Purchase Agreement, during the one-year period following the closing date of the Acquisition, WTT must first proceed against the 1,000,000 shares held in escrow before it can seek monetary damages directly from the Willtek Shareholders. For purposes of calculating the number of escrowed shares deliverable to WTT with respect to a valid claim for indemnification, the value of each escrowed share shall be equal to the numerical average of the closing price of WTT's common stock on the American Stock Exchange for the ten trading days ending on the date immediately preceding the date that notification of a claim for indemnification is made under the Stock Purchase Agreement. At the end of such one-year period, any of such escrowed shares that have not been used to satisfy valid claims for indemnification by WTT will be delivered to the Willtek Shareholders in accordance with the terms of the escrow agreement.

Representations and Warranties

The Stock Purchase Agreement contains customary representations and warranties made by the Willtek Shareholders, subject to qualifications set forth in the Stock Purchase Agreement, relating to the following matters:

•	the proper organization, qualification, good standing and other corporate organizational matters relating to each Willtek Shareholder, Willtek and each of its subsidiaries;

•	Willtek's capital structure, and the number of authorized and outstanding share capital of Willtek;

•	the authority of each of the Willtek Shareholders and Willtek to enter into the Stock Purchase Agreement and the related ancillary agreements and to consummate the transactions contemplated by such agreements;

•	the absence of any conflicts with any of the Willtek Shareholders' or Willtek's organizational documents, any governmental order or any material contract as a result of the Acquisition;

•	the valid title to the share capital of Willtek to be sold by the Willtek Shareholders to WTT in the Acquisition, free and clear of all liens;

•	Willtek's compliance with all applicable regulations relating to ERISA and other U.S and foreign employee matters;

•	the preparation of Willtek's audited and unaudited consolidated financial statements in accordance with International Financial Reporting Standards, and the preparation of Willtek's audited stand-alone financial statements in accordance with German GAAP;

•	the valid ownership interest of all assets, other than real estate properties owned by Willtek and its subsidiaries, free and clear of all liens;

•	the valid ownership or leasehold interest in all real estate properties owned by Willtek and its subsidiaries, free and clear of all liens;

•	Willtek's valid right to use all patents, trademarks, service marks, trade names and other intellectual property used in its business; that such intellectual property is free and clear of all liens; and that Willtek's business does not infringe upon the intellectual property of any third party;

•	the validity and enforceability of Willtek's material contracts;

•	Willtek and its subsidiaries' ownership and/or possession of all material permits, licenses and all governmental authorizations necessary for Willtek and each of its subsidiaries to conduct its business as currently conducted, and that each of them is in compliance with all such permits;

•	Willtek and each of its subsidiaries' compliance with all applicable laws and regulations relating to taxes;

•	the absence of any pending or threatened suit, action or proceeding or material litigation to which Willtek or any of its subsidiaries is a party, and the absence of any basis for any person to assert any claim against Willtek with respect to any ownership or rights to ownership of any of Willtek's share capital;

•	the absence of any recent event or condition that has had a material adverse effect on Willtek, that Willtek and its subsidiaries have conducted their respective businesses in the ordinary course of business, and that no material change or event has occurred, including those relating to the business, properties, operations or prospects of Willtek;

•	Willtek's compliance with all applicable laws, and the absence of any judgment or order issued by any court or governmental entity applicable to Willtek;

•	Willtek's compliance with all applicable environmental laws;

•	the possession of all material insurance necessary for the conduct of Willtek's business;

•	the absence of any loans to or other transactions with affiliates of Willtek;

•	the absence of any labor strike, material slowdown or material work stoppage or other labor matters relating to Willtek's employees;

•	the absence of certain products liability matters;

•	the absence of notice from any of Willtek's suppliers or customers to alter, suspend, terminate or materially limit its relationship with Willtek or its subsidiaries;

•	all accounts receivable of Willtek and its subsidiaries arose in the ordinary course of business and are collectible, subject to reserves;

•	all inventories of Willtek are of good and merchantable quality, subject to reserves;

•	the investment intent of the Willtek Shareholders and acknowledgement that they will receive restricted securities in the Acquisition;

•	the location of all bank accounts of Willtek and its subsidiaries;

•	the absence of any brokers or finders, except for SVB Alliant; and

•	the absence of any untrue statement of a material fact or any omission of a material fact necessary to make the statements contained in the Stock Purchase Agreement (and in the exhibits and schedules thereto and in any other document to be delivered by the Willtek Shareholders or Willtek under the Stock Purchase Agreement), not misleading.

The Stock Purchase Agreement contains customary representations and warranties made by WTT, subject to qualifications set forth in the Stock Purchase Agreement, relating to the following matters:

•	WTT's proper organization, qualification, good standing and other corporate organizational matters;

•	WTT's authority to enter into the Stock Purchase Agreement and the related ancillary agreements and to consummate the transactions contemplated by such agreements, subject to the approval of the Acquisition and the Issuance by WTT's shareholders;

•	the due authorization of the shares of WTT's common stock to be issued to the Willtek Shareholders in the Acquisition;

•	WTT's capital structure, the number of issued and outstanding shares of WTT's common stock and the number of shares of WTT's common stock reserved for issuance under WTT's stock option plans, warrants and other convertible securities;

•	the absence of any conflicts with WTT's organizational documents, any governmental order or any material contract as a result of the Acquisition;

•	WTT's investment intent relating to the share capital of Willtek to be acquired by WTT in the Acquisition;

•	WTT's compliance with applicable SEC disclosure obligations;

•	the preparation of WTT's audited and unaudited consolidated financial statements in accordance with U.S. GAAP;

•	the absence of any judgment, pending or threatened lawsuit or proceeding to which WTT or any of its subsidiaries is a party with respect to which a party seeks injunctive relief prohibiting completion of the Acquisition;

•	WTT's compliance with all applicable regulations relating to ERISA and other employee matters;

•	the valid ownership interest of all assets, other than real estate properties owned by WTT and its subsidiaries, free and clear of all liens;

•	the valid ownership or leasehold interest in all real estate properties owned by WTT and its subsidiaries, free and clear of all liens;

•	WTT's valid right to use all patents, trademarks, service marks, trade names and other intellectual property used in its business; that such intellectual property is free and clear of all liens; and that WTT's business does not infringe upon the intellectual property of any third party;

•	the validity and enforceability of WTT's material contracts;

•	WTT's ownership and/or possession of all material permits, licenses and all governmental authorizations necessary for WTT and each of its subsidiaries to conduct its business as currently conducted;

•	WTT's compliance with all applicable laws and regulations relating to taxes;

•	the absence of any pending or threatened suit, action or proceeding or material litigation to which WTT or any of its subsidiaries is a party;

•	the absence of any recent event or condition that has had a material adverse effect on WTT, that WTT and its subsidiaries have conducted their respective businesses in the ordinary course of business, and that no material change or event has occurred, including those relating to the business, properties, operations or prospects of WTT;

•	WTT's compliance with all applicable laws, and the absence of any judgment or order issued by any court or governmental entity applicable to WTT;

•	WTT's compliance with all applicable environmental laws;

•	the possession of all material insurance necessary for the conduct of WTT's business;

•	the absence of any loans to or other transactions with affiliates of WTT;

•	the absence of any labor strike, material slowdown or material work stoppage or other labor matters relating to WTT's employees;

•	the absence of any brokers or finders, except for Capitalink, L.C.;

•	the availability to WTT of adequate funds to pay the cash portion of the Acquisition Consideration and all other transaction fees and expenses; and

•	the absence of any untrue statement of a material fact or any omission of a material fact necessary to make the statements contained in the Stock Purchase Agreement (and in the exhibits and schedules thereto and in any other document to be delivered by WTT under the Stock Purchase Agreement), not misleading.

Conduct of Business Prior to the Completion of the Acquisition

The Stock Purchase Agreement provides that through the closing date of the Acquisition, and subject to certain exceptions, including matters (1) consented to by the other parties or (2) which WTT's board of directors deems, in its sole discretion, to be necessary or advisable to effect or pursue in accordance with its fiduciary duties to WTT's shareholders and other constituencies, Willtek and its subsidiaries and WTT and its subsidiaries will continue to operate their respective businesses in the ordinary course of business and in compliance with applicable laws and regulations. Furthermore, pending completion of the Acquisition, and subject to certain exceptions, including matters (1) consented to by the other parties or (2) which WTT's board of directors deems, in its sole discretion, to be necessary or advisable to effect or pursue in accordance with its fiduciary duties to WTT's shareholders and other constituencies or in accordance with applicable law, neither Willtek nor WTT may take certain actions without the prior approval of the other, including the following:

•	amend any of their organizational or other governing documents;

•	declare, set aside or pay any dividends, except that WTT may continue to pay regular quarterly cash dividends to its shareholders in the ordinary course of business consistent with past practice and WTT's and Willtek's subsidiaries may continue to pay dividends and distributions to WTT and Willtek, respectively;

•	make certain redemptions, acquisitions or issuances of any shares of its capital stock, except that WTT may make such issuances that are contemplated by any existing employment or other agreement to which WTT is a party and that would not result in the issuance of more than 200,000 shares of WTT's common stock to any individual person or entity or more than 500,000 shares in the aggregate;

•	adopt or materially amend any employee benefit plan, except as required by applicable law;

•	grant any increase in benefits or compensation to any executive officer, except in the ordinary course of business consistent with past practice or as may be required under existing contracts;

•	incur or assume any liabilities, obligations or indebtedness for borrowed money, other than in the ordinary course of business consistent with past practice;

•	subject any of its assets to liens;

•	waive any claims or rights of material value;

•	make any changes in their respective methods of accounting, other than those required or permitted by U.S. GAAP or International Financial Reporting Standards, as applicable;

•	acquire any assets of any business that are material to WTT or Willtek, as applicable;

•	make or incur any capital expenditure (a) other than in the ordinary course of business consistent with past practice or other than as required under existing contracts, in the case of WTT, and (b) that is, individually, in excess of €65,000 (approximately $[ ]) or that is, in the aggregate, in excess of €130,000 (approximately $[ ]), in the case of Willtek;

•	sell, lease, license or otherwise dispose of any material assets, except inventory and obsolete or excess equipment sold or disposed of in the ordinary course of business;

•	settle, compromise or discharge any pending or threatened action, suit or proceeding; and

•	in the case of Willtek or any of its subsidiaries, enter into any agreement, arrangement or understanding with certain parties relating to any of the IP Allegations contained in the IP Letter that would result in any obligation of Willtek or its subsidiaries following the completion of the Acquisition (or that would result in any grant by Willtek or any of its subsidiaries of any right or interest that would continue after the completion of the Acquisition).

Additional Covenants

The Stock Purchase Agreement also contains certain additional covenants of the parties, including the following:

•	prior to the completion of the Acquisition, each party will grant the other parties reasonable access to personnel, properties and financial records;

•	after the completion of the Acquisition, WTT will grant the Willtek Shareholders reasonable access to personnel, properties and financial records relating to the Willtek Shareholders' operation of Willtek prior to the completion of the Acquisition;

•	each party will adhere to the provisions of the mutual confidentiality agreement entered into prior to the execution of the Stock Purchase Agreement;

•	each party will use reasonable best efforts to obtain all permits and consents necessary to consummate the Acquisition;

•	the parties will file all applicable pre-closing tax period tax returns, all straddle period tax returns and all transfer tax returns;

•	the parties will cooperate with respect to public releases or announcements concerning the Acquisition;

•	with respect to the preparation and filing with the SEC of this proxy statement and the special meeting of WTT's shareholders, the parties agreed that:

—	WTT would prepare and file with the SEC this proxy statement, the Willtek Shareholders would provide information concerning the Willtek Shareholders and Willtek that WTT reasonably requests for inclusion in the proxy statement, and WTT would use its reasonable best efforts to cause this proxy statement to be mailed to WTT's shareholders after it is cleared by the SEC;

—	WTT will duly call, give notice of, convene and hold the special meeting after the proxy statement is cleared by the SEC;

—	the proxy statement will include the recommendation of WTT's board of directors that WTT's shareholders vote in favor of the Acquisition and the Issuance, except to the extent the board determines in good faith, after consultation with outside counsel, that contrary action is required by the board's fiduciary duties under applicable law; and

—	the Willtek Shareholders will cause Willtek and its accountants to conform Willtek's audited and unaudited consolidated financial statements to the requirements of SEC proxy rules and other applicable SEC regulations.

•	the Willtek Shareholders will deliver to WTT duly signed resignations of all members of the supervisory boards of Willtek and its subsidiaries, and WTT will deliver to the Willtek Shareholders the duly signed resignations of Messrs. Simonyan and Genova as directors of WTT, effective at the closing of the Acquisition, and the resolutions of WTT's board of directors appointing three designees of the Willtek Shareholders to serve as directors of WTT and appointing Cyrille Damany as the new Chief Executive Officer of WTT; and

•	the parties will enter into the related escrow agreement, the shareholders' agreement and the New Loan Agreement.

Limitation on the Willtek Shareholders' and Willtek's Ability to Solicit Other Acquisition Proposals

The Stock Purchase Agreement provides that the Willtek Shareholders will not, nor will they permit Willtek or any of its subsidiaries or any of their respective representatives to, directly or indirectly:

•	solicit, initiate, encourage or otherwise facilitate, any inquiries or the making of any proposals or offers from any person relating to any transaction involving the sale of Willtek or any of its subsidiaries or their respective assets or securities, or any merger or similar business combination involving Willtek or any of its subsidiaries, the consummation of which could reasonably be expected to impede or interfere with the benefits to WTT of the Stock Purchase Agreement and the transactions contemplated thereby (an "Acquisition Proposal"); or

•	enter into any letter of intent, term sheet, agreement, contract, commitment, plan or arrangement with respect to an Acquisition Proposal.

The Stock Purchase Agreement also required the Willtek Shareholders, Willtek and each of its subsidiaries and their respective representatives to immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties with respect to an Acquisition Proposal at the time the Stock Purchase Agreement was executed. Each of the Willtek Shareholders and Willtek agreed that through the completion of the Acquisition, they each will:

•	maintain records of all communications and attempted communications, to the extent known, with any person regarding any Acquisition Proposal (including the identity of the person making or proposing any Acquisition Proposal and the material terms of the Acquisition Proposal); and

•	promptly notify WTT orally and within 24 hours in writing of the receipt of any Acquisition Proposal (but need not provide the identity of the person making the Acquisition Proposal or copies of actual materials received from such person).

The Stock Purchase Agreement provides that if it is terminated before the completion of the Acquisition by the Willtek Shareholders other than as permitted in the Stock Purchase Agreement, upon the written request of WTT, each Willtek Shareholder and Willtek will promptly (but in no event later than five business days) deliver to WTT all records relating to any Acquisition Proposal it is required to maintain, including the identity of the person making or proposing the Acquisition Proposal.

Non-Solicitation of Clients and Employees

The Stock Purchase Agreement provides that through the completion of the Acquisition or, if the Stock Purchase Agreement is terminated prior to the completion of the Acquisition, for a period of two years from the date of termination, WTT will not directly or indirectly solicit or entice away any employee of Willtek or its subsidiaries. This prohibition does not apply to the extent an employee of Willtek has responded solely to a public advertisement for employment.

The Stock Purchase Agreement further provides that for a period of two years from the completion of the Acquisition, the Willtek Shareholders will not directly or indirectly solicit or entice away from WTT or any of its subsidiaries (1) any employee of WTT or its subsidiaries or (2) any person or entity that has been a client or customer of WTT or its subsidiaries within the past two years.

Conditions to the Completion of the Acquisition

The respective obligations of each party to complete the Acquisition are subject to the satisfaction (or, where legally permissible, the waiver by the parties), at or prior to the closing of the Acquisition, of the following conditions:

•	approval of the Acquisition and the Issuance by WTT's shareholders in accordance with New Jersey law and the rules of the American Stock Exchange, respectively;

•	receipt of all governmental and non-governmental third-party consents and approvals required to complete the Acquisition, including those under applicable German merger control regulations; and

•	absence of any legal prohibition on completion of the Acquisition.

WTT's obligation to complete the Acquisition is subject to the satisfaction (or, where legally permissible, the waiver by WTT), at or prior to the closing of the Acquisition, of the following additional conditions:

•	the accuracy of the representations and warranties made by the Willtek Shareholders as of the date of the Stock Purchase Agreement and as of the closing date of the Acquisition, and WTT's receipt of a certificate dated as of the closing date of the Acquisition by an authorized officer of each of the Willtek Shareholders to such effect;

•	the performance by the Willtek Shareholders and Willtek of their respective obligations as required under the Stock Purchase Agreement, and WTT's receipt of a certificate dated as of the closing date of the Acquisition by an authorized officer of each of the Willtek Shareholders and of Willtek to such effect;

•	WTT's receipt of copies of resolutions of the board of directors (or similar governing body) of each Willtek Shareholder and Willtek authorizing the execution, delivery and performance of the Stock Purchase Agreement and the related ancillary agreements to which they are a party;

•	the non-contravention, directly or indirectly, of any applicable law or order of any governmental entity by virtue of the performance of the transactions contemplated by the Stock Purchase Agreement;

•	the Willtek Shareholders' execution and delivery of a share transfer and assignment agreement in an agreed form effecting the transfer of all of the outstanding share capital of Willtek to WTT, and the absence of any claim by any person asserting that such person is the holder or beneficial owner of any capital stock of Willtek or is entitled to all or any portion of the Acquisition Consideration;

•	WTT's receipt of an opinion of counsel to the Willtek Shareholders in an agreed form;

•	since March 31, 2004, the absence of any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek;

•	the fairness opinion of Capitalink, L.C. received by WTT's board of directors not having been withdrawn, revoked, modified or qualified in any respect;

•	each of the Willtek Shareholders having duly executed and delivered to WTT a counterpart of the shareholders' agreement, the escrow agreement and the New Loan Agreement;

•	WTT's receipt of duly executed resignations of each of the members of the supervisory boards or boards of directors, as applicable, of Willtek effective at the closing of the Acquisition;

•	WTT's receipt of all audited and unaudited consolidated financial statements of Willtek as of and for all periods as may be required under SEC rules and regulations and applicable forms, and all other financial and other information concerning Willtek and its subsidiaries and the Willtek Shareholders required to be included in or otherwise reasonably necessary to prepare all filings concerning the Acquisition under the Securities Act, the Exchange Act, the rules and regulations of the American Stock Exchange and applicable state securities laws; and

•	WTT's receipt of a schedule setting forth a breakdown of the fees and expenses of the Willtek Shareholders' counsel and financial advisors and Willtek's auditors and any other persons retained by the Willtek Shareholders or Willtek to provide services in connection with the Acquisition, in each case to the extent WTT is obligated to pay such fees and expenses under the terms of the Stock Purchase Agreement.

The Willtek Shareholders' obligation to complete the Acquisition is subject to the satisfaction (or, where legally permissible, the waiver by the Willtek Shareholders), at or prior to the closing of the Acquisition, of the following additional conditions:

•	the accuracy of the representations and warranties made by WTT as of the date of the Stock Purchase Agreement and as of the closing date of the Acquisition, and the Willtek Shareholders' receipt of a certificate dated as of the closing date of the Acquisition by an authorized officer of WTT to such effect;

•	the performance by WTT of its obligations as required under the Stock Purchase Agreement, and the Willtek Shareholders' receipt of a certificate dated as of the closing date of the Acquisition by an authorized officer of WTT to such effect;

•	the Willtek Shareholders' receipt of copies of resolutions of WTT's board of directors authorizing the execution, delivery and performance of the Stock Purchase Agreement and the related ancillary agreements to which it is a party;

•	the non-contravention, directly or indirectly, of any applicable law or order of any governmental entity by virtue of the performance of the transactions contemplated by the Stock Purchase Agreement;

•	the receipt by the Willtek Shareholders of the Acquisition Consideration (less 1,000,000 shares of WTT's common stock which will be deposited into an escrow account for a one-year period following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement);

•	the Willtek Shareholders' receipt of an opinion of counsel to WTT in an agreed form;

•	since June 30, 2004, the absence of any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on WTT;

•	WTT having duly executed and delivered to the Willtek Shareholders a counterpart of the shareholders' agreement and the escrow agreement; and

•	the Willtek Shareholders' receipt of duly executed resignations of Messrs. Simonyan and Genova as directors of WTT, the appointment of three director designees of the Willtek Shareholders to WTT's board of directors, and the appointment of Cyrille Damany, the Chief Executive Officer of Willtek, as the new Chief Executive Officer of WTT.

We do not expect that any of the conditions listed above will be waived by any of the parties.

Termination of the Stock Purchase Agreement

The Stock Purchase Agreement may be terminated at any time prior to the completion of the Acquisition by:

•	mutual written consent of WTT and the Willtek Shareholders;

•	by either WTT or the Willtek Shareholders, if:

—	the Acquisition is not completed by March 31, 2005;

—	the Acquisition and the Issuance are not approved by WTT's shareholders by [ ], 2005 [60 days after the date of mailing of this proxy statement]; or

—	there exists any final non-appealable legal prohibition on completion of the Acquisition;

•	by WTT, if any of the closing conditions to its obligations under the Stock Purchase Agreement have become incapable of fulfillment and have not been waived by WTT (provided WTT is not then in material breach of any of its representations, warranties, covenants or agreements contained in the Stock Purchase Agreement);

•	by WTT if, notwithstanding any prior disclosure, any change, event or development or series of changes, events or developments arising from or relating to any of the IP Allegations contained in the IP Letter, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Willtek (it being acknowledged and agreed that any license or royalty agreement that arises from or relates to any of the IP Allegations that would require Willtek to pay an amount in excess of €75,000 (approximately $[ ]) per year will be deemed to have had a material adverse effect on Willtek);

•	by the Willtek Shareholders, if any of the closing conditions to their obligations under the Stock Purchase Agreement have become incapable of fulfillment and have not been waived by the Willtek Shareholders (provided the Willtek Shareholders are not then in material breach of any of their representations, warranties, covenants or agreements contained in the Stock Purchase Agreement); or

•	by the Willtek Shareholders, if the Willtek Shareholders would be required under the Stock Purchase Agreement to indemnify WTT in an amount in excess of $5,000,000 for certain liabilities arising from or related to the IP Allegations.

No termination fee is payable by any party to the Stock Purchase Agreement in the event of termination of the Stock Purchase Agreement by any party as set forth above. Nothing contained in the Stock Purchase Agreement will be deemed to release any party from liability for any breach by such party of the terms and provisions of the Stock Purchase Agreement or to impair the rights of any party to compel specific performance by any other party of its obligations under the Stock Purchase Agreement.

Indemnification Provisions

General Indemnification Obligations. In general, the Willtek Shareholders, jointly and severally, will be required to indemnify WTT for any losses arising from any breach of a representation or warranty of the Willtek Shareholders or any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation of the Willtek Shareholders or Willtek contained in the Stock Purchase Agreement. Likewise, WTT will be required to indemnify the Willtek Shareholders for any losses arising from any breach of a representation or warranty of WTT or any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation of WTT contained in the Stock Purchase Agreement.

Tax Indemnification Obligations.   In addition, the Willtek Shareholders, jointly and severally, are required to indemnify WTT for any liability for the payment of taxes relating to Willtek for accounting periods ending before the completion of the Acquisition, for straddle periods or periods ending after completion of the Acquisition, to the extent the relevant action that causes the tax occurred during a period prior to the completion of the Acquisition (excluding a pre-closing period injection of capital that results in a reduction of Willtek's tax loss carryforwards), for all income tax liability of the Willtek Shareholders or their affiliates (other than Willtek and its subsidiaries), and for all liabilities for reasonable legal fees and expenses attributable to the foregoing. The Willtek Shareholders are not, however, required to indemnify WTT for any liability for the payment of taxes attributable to any action taken on or after the closing date of the Acquisition by WTT or attributable to a breach by WTT of its obligations under the Stock Purchase Agreement. WTT is required to indemnify the Willtek Shareholders for liability for the payment of taxes relating to Willtek for periods other than those periods for which the Willtek Shareholders are required to indemnify WTT for tax liability, and for all liabilities for reasonable legal fees and expenses attributable to the foregoing.

Limitations Relating to General and Tax Indemnification Obligations.    The parties' general and tax indemnification obligations are subject to the following limitations and qualifications:

•	general and tax indemnification claims must be asserted by the first anniversary of the closing date of the Acquisition, except that:

—	indemnification claims for breaches of representations and warranties relating to certain pension matters, tax matters and environmental matters, and any tax indemnification claims must be asserted by the third anniversary of the closing date of the Acquisition; and

—	the following indemnification claims (the "No Limit Claims") may be made at any time following the completion of the Acquisition:

o	claims by WTT for breaches of the Willtek Shareholders' representations and warranties relating to (1) the proper organization, qualification, good standing and other corporate organizational matters relating to each Willtek Shareholder, Willtek and each of its subsidiaries, (2) Willtek's capital structure, and the number of authorized and outstanding share capital of Willtek, (3) the authority of each Willtek Shareholder and Willtek to enter into the Stock Purchase Agreement and the related ancillary agreements and to consummate the transactions contemplated by such agreements, (4) the valid title to the share capital of Willtek to be sold by the Willtek Shareholders to WTT in the Acquisition, free and clear of all liens, and (5) the investment intent of the Willtek Shareholders and acknowledgement that they will receive restricted securities in the Acquisition; and

o	claims by the Willtek Shareholders for breaches of WTT's representations and warranties relating to (1) the proper organization, qualification, good standing and other corporate organizational matters relating to WTT and each of its subsidiaries, (2) WTT's capital structure, and the number of authorized and outstanding shares of capital stock of WTT, and (3) the authority of WTT to enter into the Stock Purchase Agreement and the related ancillary agreements and to consummate the transactions contemplated by such agreements;

•	except for the No Limit Claims (which are not subject to the following limitations), no individual general or tax indemnification claim may be made for less than €25,000 (approximately $[ ]) ("De Minimus Claims"), or until the aggregate amount of all claims (including De Minimus Claims) exceeds €150,000 (approximately $[ ]) (the "Aggregate Threshold"), in which case the party seeking indemnification may recover all amounts above and below the Aggregate Threshold; and

•	except for the No Limit Claims (which are not subject to the following limitation), the aggregate liability of the Willtek Shareholders for general and tax indemnification to WTT, and the aggregate liability of WTT for general and tax indemnification to the Willtek Shareholders, is each limited to an amount equal to $7.0 million (the "Indemnification Cap").

IP Letter Exposure Indemnification Obligations of the Willtek Shareholders.    In addition to the general and tax indemnification obligations described above, the Willtek Shareholders, jointly and severally, are required to indemnify WTT for any liability (including any license, royalty, settlement or other obligation of Willtek), to the extent arising or resulting from or relating to the IP Allegations contained in the IP Letter, to the extent that any such liability relates to any actual or alleged infringement, dilution or misappropriation of any intellectual property with respect to any period prior to the completion of the Acquisition (the "IP Letter Exposure"). The indemnification obligations of the Willtek Shareholders for IP Letter Exposure are not subject to any limitations (including, without limitation, those applicable to the Willtek Shareholders' general and tax indemnification obligations described above), and claims for indemnification for IP Letter Exposure may be made by WTT at any time following the completion of the Acquisition, except that:

•	the $7.0 million Indemnification Cap applicable to the Willtek Shareholders' general and tax indemnification obligations will be reduced, on a dollar-for-dollar basis, by an amount equal to the aggregate indemnification obligations of the Willtek Shareholders for IP Letter Exposure, up to a maximum reduction of $1.0 million (assuming such maximum reduction, the Indemnification Cap applicable to the Willtek Shareholders' general and tax indemnification obligations would be $6.0 million); and

•	no indemnification claim may be made by WTT for IP Letter Exposure until the aggregate amount of all claims exceeds €25,000 (approximately $[ ]), in which case WTT may recover all amounts above and below this threshold amount.

Escrowed Shares.    If WTT is entitled to indemnification from the Willtek Shareholders pursuant to any of the Willtek Shareholders' general, tax or IP Letter Exposure indemnification obligations set forth in the Stock Purchase Agreement, during the one-year period following the closing date of the Acquisition, WTT must first proceed against the 1,000,000 shares held in escrow before it can seek monetary damages directly from the Willtek Shareholders. For purposes of calculating the number of escrowed shares deliverable to WTT with respect to a valid claim for indemnification, the value of each escrowed share shall be equal to the numerical average of the closing price of WTT's common stock on the American Stock Exchange for the ten trading days ending on the date immediately preceding the date that notification of a claim for indemnification is made under the Stock Purchase Agreement. Based on the $[               ] closing price of a share of WTT's common stock on the American Stock Exchange on [                      ], 2005, the aggregate value of the shares of WTT's common stock to be held in escrow would be approximately $[            ].

Sole Post-Closing Remedies.    The indemnification provisions are the parties' exclusive, post-closing remedies for claims arising under the Stock Purchase Agreement, except for claims based on fraudulent conduct, fraudulent misrepresentation or other willful misconduct and except for equitable remedies (including the right to seek specific performance or other injunctive relief) and for remedies which cannot be waived as a matter of law.

Fees and Expenses

Each of the parties to the Stock Purchase Agreement has agreed to be responsible for the payment of its own costs and expenses incurred in connection with the Acquisition, except that WTT has agreed that if the Acquisition is completed, it will at the closing of the Acquisition pay the reasonable transaction expenses incurred by the Willtek Shareholders, Willtek and its subsidiaries that are related to the Acquisition, up to a maximum amount of $1.0 million.

Amendments and Waivers

The Stock Purchase Agreement may be amended, modified, superceded or cancelled, and any of the terms, covenants, representations, warranties or conditions contained therein may be waived (to the extent legally permissible) only by an instrument in writing signed by each of the parties to the Stock Purchase Agreement or, in the case of a waiver, by or on behalf of the party waiving compliance.

OTHER AGREEMENTS RELATED TO THE ACQUISITION

This section of the proxy statement provides a summary of the shareholders' agreement and the New Loan Agreement, but it may not contain all of the information that is important to you. We urge you to carefully read the form of shareholders' agreement, which is incorporated by reference into this proxy statement and attached hereto as Annex C, and the New Loan Agreement, which is also incorporated by reference into this proxy statement and attached hereto as Annex D.

Shareholders' Agreement

As a condition to the completion of the Acquisition, the Willtek Shareholders and WTT will enter into a shareholders' agreement at the closing of the Acquisition in the form attached to this proxy statement as Annex C. The shareholders' agreement will provide for certain rights and obligations of the parties with respect to the shares of WTT's common stock to be issued to the Willtek Shareholders in the Acquisition, and certain related corporate matters. The principal terms of the shareholders' agreement are summarized below.

Board Representation.    The shareholders' agreement will provide that effective at the closing of the Acquisition, WTT's board of directors will consist of seven members, Messrs. Simonyan and Genova will each resign as directors of WTT, and the remaining four members of WTT's board of directors will appoint three individuals designated by the Willtek Shareholders (two of which will be designated by Investcorp and one of which will be designated by Damany Holding) to serve as directors of WTT until the next annual meeting of WTT's shareholders or until his successor is duly elected and qualified. Investcorp has designated Savio W. Tung and Hazem Ben-Gacem, each of whom is a partner of Investcorp, and Damany Holding has designated Cyrille Damany, the Chief Executive Officer of Willtek and the owner of all of the outstanding share capital of Damany Holding, to be appointed to serve as directors on WTT's board commencing at the closing of the Acquisition. The shareholders' agreement will provide that Mr. Tung will be designated as Chairman of the Board at the closing of the Acquisition, and Mr. Tung will continue in such capacity for as long as he desires, subject to his continuing as a director of WTT and provided that his appointment is not subsequently prohibited by applicable law or the rules of the American Stock Exchange. For certain biographical and other information relating to the Willtek Shareholders' three director designees, please see "The Acquisition—Directors and Executive Officers of WTT Following Completion of the Acquisition" beginning on page 57.

Chief Executive Officer Appointment.    The shareholders' agreement will provide that effective at the closing of the Acquisition, our board of directors will appoint Cyrille Damany, Willtek's Chief Executive Officer, to serve as the new Chief Executive Officer of WTT.

Director Designation Rights.    The shareholders' agreement will provide that for so long as Investcorp's beneficial ownership of WTT's common stock continuously equals or exceeds 12.5% of the issued and outstanding shares of WTT's common stock, at each annual or special meeting of WTT at which directors are to be elected, Investcorp will be entitled to designate up to two individuals for nomination by WTT's nominating committee for election to WTT's board of directors. For so long as Investcorp's beneficial ownership of WTT's common stock is less than 12.5% but continuously equals or exceeds 5% of the issued and outstanding shares of WTT's common stock, at each annual or special meeting of WTT at which directors are to be elected, Investcorp will be entitled to designate one individual for nomination by WTT's nominating committee for election to WTT's board of directors. For so long as Damany Holding's beneficial ownership of WTT's common stock continuously equals or exceeds 5% of the issued and outstanding shares of WTT's common stock, at each annual or special meeting of WTT at which directors are to be elected, Damany Holding shall be entitled to designate one individual for nomination by WTT's nominating committee for election to WTT's board of directors. In each case, such nomination must not contravene WTT's charter and bylaws, the charter of WTT's nominating committee, the New Jersey Business Corporation Act, the rules and regulations of the American Stock Exchange, the fiduciary duties of WTT's board of directors to WTT's shareholders and other constituents, and any other applicable law. If at any time Investcorp's beneficial ownership of WTT's common stock falls below 12.5% or 5% (as applicable) of the issued and outstanding shares of WTT's common stock and Investcorp does not increase its beneficial ownership above such thresholds (as applicable) prior to the end of a 20-day grace period, or if at any time Damany Holding's beneficial ownership of WTT's common stock falls below 5% of the issued and outstanding shares of WTT's common stock and Damany Holding does not increase its beneficial ownership above such threshold prior to the end of a 20-day grace period, such Willtek Shareholder's designation rights corresponding to such beneficial ownership threshold will expire at the end of the 20-day grace period.

If any of the Willtek Shareholders' director designees dies, resigns from WTT's board or is removed from WTT's board or is disqualified from serving on WTT's board under applicable law, a new individual may be designated by the Willtek Shareholder who designated such former WTT director to fill the vacancy created by the death, resignation, removal or disqualification of such former WTT director, provided such Willtek Shareholder's beneficial ownership of WTT's common stock then entitles such Willtek Shareholder to make such designation.

Voting Obligations of the Willtek Shareholders.    The shareholders' agreement will provide that until the earlier of the second anniversary of the closing date of the Acquisition or the date on which the Willtek Shareholders no longer have the right to designate individuals for nomination by WTT's nominating committee for election to WTT's board of directors under the terms of the shareholders' agreement, in any election of directors or meeting of WTT's shareholders at which directors are to be elected, the Willtek Shareholders will (1) cause their shares of WTT's common stock to be present (in person or by proxy) for purposes of establishing a quorum and (2) will vote their shares of WTT's common stock for the election of the nominees for director designated by the Willtek Shareholders and for the election of each of the other nominees for director designated by WTT's board of directors, except that the Willtek Shareholders will not be required to vote for the election of any nominee for director designated by WTT's board of directors in the event such nominee is not supported by at least a majority of the non-Willtek Shareholder director designees. Except with respect to the foregoing, each Willtek Shareholder will be entitled to vote in its sole discretion all shares of WTT's common stock beneficially owned by it, except that each must vote against any amendment to WTT's charter or bylaws that would adversely affect the indemnification rights of WTT's directors and officers thereunder.

Restrictions on Transfer.    In addition to restrictions on transfer imposed under U.S. federal and state securities or "blue sky" laws, the shareholders' agreement will provide for the following restrictions on the transfer of the shares of WTT's common stock received by the Willtek Shareholders in the Acquisition: (1) the Willtek Shareholders may not transfer any shares of WTT's common stock during the Lock-Up Period, except for transfers to certain permitted transferees; and (2) without the prior written approval of a majority of the members of WTT's board of directors (excluding any director designated for election by the Willtek Shareholders), the Willtek Shareholders may not transfer any shares of WTT's common stock to certain specified direct competitors of WTT without first offering WTT the opportunity to purchase such shares on the same terms and conditions. The shareholders' agreement will further provide that if, without the prior written approval of a majority of the members of WTT's board of directors (excluding any director designated for election by the Willtek Shareholders), any Willtek Shareholder transfers any shares of WTT's common stock to certain specified direct competitors of WTT without first offering WTT the opportunity to purchase such shares on the same terms and conditions, (1) each of the designees of such Willtek Shareholder then serving on WTT's board of directors must immediately resign from WTT's board and (2) any and all rights of such Willtek Shareholder to designate individuals to be nominated for election as directors of WTT immediately will terminate, notwithstanding such Willtek Shareholder's beneficial ownership of WTT's common stock. We expect that cash for any repurchase by WTT of any shares of WTT's common stock held by the Willtek Shareholders would come from our working capital.

Registration Rights.    The shareholders' agreement will provide that after the Lock-Up Period, the Willtek Shareholders will have the right to demand that WTT file up to two registration statements with the SEC under the Securities Act covering the securities acquired by the Willtek Shareholders in the Acquisition, and will also have incidental or "piggyback" registration rights covering such securities effective after the Lock-Up Period, subject, in the latter case, to certain limitations related to underwriter "cut-backs". With respect to a demand registration, WTT will agree to keep each demand registration statement continuously effective for a period of time necessary for the selling stockholders to sell all of their registrable securities covered by such registration statement, not to exceed 150 days. If WTT is eligible to register a primary offering of securities on Form S-3 (or its successor Form) under the General Instructions to such Form, the holders of registrable securities will be entitled to require that either or both of the demand registrations be effected as a shelf registration in accordance with Rule 415 under the Securities Act, in which case WTT will be required to keep such registration continuously effective until the earlier of: (1) the second anniversary of the effective date of such demand registration statement, (2) following the first anniversary of the closing date of the Acquisition, the first date on which the Willtek Shareholders own less than 1% of WTT's issued and outstanding common stock, or (3) the first date on which all registrable securities held by the Willtek Shareholders may be sold to the public in a single transaction under Rule 144(k) under the Securities Act.

WTT will pay all registration expenses in connection with each demand or incidental registration under the terms of the shareholders' agreement, including the reasonable fees and disbursements of one law firm representing the holders of registrable securities (which, in the case of a demand registration, will not exceed $50,000 per registration, and in the case of an incidental registration, will not exceed $15,000 per registration). The holders of registrable securities will pay all discounts and commissions payable to underwriters, selling brokers, managers or similar persons relating to the disposition of their registrable securities and all fees and expenses of legal counsel not payable by WTT in connection with any such demand or incidental registration.

In connection with any public offering of securities of WTT and upon the request of the underwriters managing any underwritten offering, the Willtek Shareholders will not dispose of shares of WTT's common stock during the 30-day period prior to, and the 90-day period following, the date of the sale of securities in connection with such offering.

WTT will also be entitled, for reasonable periods of time not to exceed 45 consecutive days and in no event to exceed more than an aggregate of 90 days during any 360-day period, to postpone and delay the filing or effectiveness of any demand registration statement, or suspend the effectiveness of any registration statement, if a majority of the non-Willtek Shareholder designated directors determine in their good faith judgment that any such filing or the offering of any registrable securities would: (1) impede, delay or otherwise interfere with any material pending or contemplated acquisition or divestiture, or (2) require disclosure of material non-public information that would be detrimental to the best interests of WTT and its shareholders.

These demand and incidental registration rights will terminate on the first date on which: (1) following the first anniversary of the closing date of the Acquisition, the Willtek Shareholders own less than 1% of WTT's issued and outstanding common stock, or (2) all registrable securities held by the Willtek Shareholders may be sold to the public in a single transaction under Rule 144(k) under the Securities Act.

New Loan Agreement

In connection with the execution of the Stock Purchase Agreement, for the purpose of refinancing all outstanding indebtedness of Willtek to Investcorp under an existing loan agreement dated March 12, 2003, Willtek has entered into the New Loan Agreement dated October 5, 2004 with Investcorp, pursuant to which Investcorp will make available to Willtek the principal amount of up to $4,798,481, together with the interest accrued under the existing loan agreement for the period between September 30, 2004 and the closing of the Acquisition. The New Loan Agreement will not become effective until the closing date of the Acquisition, at which time the full amount of the loan will be made available by Investcorp to Willtek (and the existing loan agreement dated March 12, 2003 will be terminated). The loan will bear interest at the rate of 8% per annum accruing at the end of each calendar quarter. The loan is repayable in installments of $1,000,000 to take place on March 31, 2006, December 31, 2006, June 30, 2007 and December 31, 2007, with the final payment of all outstanding amounts on June 30, 2008. Willtek may prepay all outstanding principal and interest under the New Loan Agreement without penalty. WTT has guaranteed payment of any amounts payable by Willtek to Investcorp under the New Loan Agreement. The New Loan Agreement will not be secured by any assets of Willtek or WTT.

Investcorp is entitled to terminate the New Loan Agreement in writing upon four weeks notice:

•	at any time after July 1, 2007;

•	in the event of a merger, acquisition, sale of voting control or sale of substantially all of the assets of WTT, which results in the Willtek Shareholders in the aggregate owning less than 15% of the outstanding shares of the surviving entity in such transaction;

•	in the event of a sale or exclusive license of all or substantially all of Willtek's or WTT's intellectual property rights without Investcorp's prior consent;

•	in the event WTT undertakes a primary issuance of capital stock resulting in net proceeds to WTT in excess of $15.0 million;

•	in the event WTT or any of its subsidiaries sells any of its assets resulting in total cash proceeds to WTT or any of its subsidiaries in excess of $4.0 million;

•	in the event WTT and its consolidated subsidiaries incur or guarantee additional indebtedness not outstanding as of October 5, 2004 in excess of $4.0 million; or

•	in the event WTT and its subsidiaries record a month-end cash and cash equivalent balance in excess of $15.0 million.

In addition, Investcorp may terminate the New Loan Agreement in writing at any time upon the occurrence of any one or more of the following events of default:

•	failure by Willtek to make timely payments of principal and interest as set forth in the New Loan Agreement;

•	in the event of a merger, acquisition, sale of voting control or sale of substantially all of the assets of WTT, with respect to which the Willtek Shareholders have voted against the transaction;

•	in the event Willtek or WTT is insolvent or files for bankruptcy or similar protection, or an application for bankruptcy against Willtek is rejected due to lack of assets; or

•	in the event Willtek or WTT is in default under existing bank arrangements and the lenders thereunder either have commenced legal proceedings to enforce claims thereunder or have taken steps to enforce security interests thereunder.

Upon termination, the entire outstanding balance under the New Loan Agreement will be immediately due and payable to Investcorp.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT OF WTT

The following table sets forth, as of [                       ], 2005 (the record date for the special meeting), both before and after giving effect to the Acquisition, the beneficial ownership of our common stock by:

•	each person who is known by us to beneficially own 5% or more of our outstanding common stock;

•	each of our current directors and each designee who will be appointed to WTT's board of directors at the closing of the Acquisition;

•	each of our current executive officers and each designee who will be appointed as an executive officer of WTT at the closing of the Acquisition; and

•	all of our executive officers and directors as a group.

Except as otherwise set forth below, the address of each such person is c/o Wireless Telecom Group, Inc., 25 Eastmans Road, Parsippany, New Jersey, 07054. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after the record date for the special meeting, are deemed to be outstanding; however, such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person.

	Prior to the Acquisition			After the Acquisition
Name (and Address of Beneficial Owner of More than 5%) (1)	Shares Beneficially Owned (2)		Percent of Class (3)	Shares Beneficially Owned (2)		Percent of Class (3)(4)
Beneficial Owners of 5% or More
FMR Corp. (5) 82 Devonshire Street Boston, MA 02109	[1,398,400	]	[8.1]%	[1,398,400	]	[5.5]%
Investcorp Technology Ventures LP c/o Investcorp International Ltd. Investcorp House 48 Grosvenor Street London W1K 3HW United Kingdom	—		—	[6,000,000	]	[23.8]%
Damany Holding GmbH Gutenbergstrasse 2-4 85737 Ismaning Germany	—		—	[2,000,000	]	[7.9]%
Directors and Executive Officers
John Wilchek (8)	[112,000	]	*	[112,000	]	*
Henry Bachman (9)	[81,000	]	*	[81,000	]	*
Karabet "Gary" Simonyan (10)	[83,000	]	*	[83,000	]	*
Michael Manza (11)	[40,000	]	*	[40,000	]	*
Andrew Scelba (12)	[20,000	]	*	[20,000	]	*
Paul Genova (13)	[20,000	]	*	[20,000	]	*
Savio Tung†(14)	—		—	[6,000,000	]	[23.8]%
Hazem Ben-Gacem†(14)	—		—	[6,000,000	]	[23.8]%
Cyrille Damany††(15)	—		—	[2,000,000	]	[7.9]%
All executive officers and directors as a group	[356,000	]	[2.0]%	[8,273,000	]	[32.6]%
(6 persons prior to the Acquisition, 8 persons after completion of the Acquisition)

*	Less than 1%.

†	Director designee.

††	Director and executive officer designee.

(1)	Except as otherwise set forth in the footnotes below, each named holder has, to the best of our knowledge, sole voting and investment power with respect to the shares indicated.

(2)	Includes shares that may be acquired from us within 60 days from the record date of the special meeting by any of the named persons upon exercise of any right.

(3)	Based upon [17,223,801] shares of common stock outstanding as of the record date of the special meeting.

(4)	Gives effect to the Issuance of 8,000,000 shares of our common stock to the Willtek Shareholders in the Acquisition.

(5)	Based on information set forth in Schedule 13-G/A, dated December 31, 2003, filed with the SEC on February 17, 2004.

(6)	Includes 809,083 shares of WTT's common stock which will be deposited into an escrow account at the closing of the Acquisition for a one-year period following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement.

(7)	Includes 190,917 shares of WTT's common stock which will be deposited into an escrow account at the closing of the Acquisition for a one-year period following the closing date of the Acquisition to secure the indemnification obligations of the Willtek Shareholders under the Stock Purchase Agreement.

(8)	Ownership consists of [76,000] shares of common stock and [36,000] shares of common stock issuable upon the exercise of options exercisable within 60 days of the record date of the special meeting.

(9)	Ownership includes [1,000] shares of common stock and [80,000] shares of common stock subject to options currently exercisable or exercisable within 60 days of the record date of the special meeting.

(10)	Ownership includes [83,000] shares of common stock. Excludes [40,000] shares of common stock issuable upon the exercise of options not exercisable within 60 days of the record date of the special meeting.

(11)	Ownership includes [40,000] shares of common stock subject to options currently exercisable or exercisable within 60 days of the record date of the special meeting. Excludes [40,000] shares of common stock issuable upon the exercise of options not exercisable within 60 days of the record date of the special meeting.

(12)	Ownership includes [20,000] shares of common stock subject to options currently exercisable or exercisable within 60 days of the record date of the special meeting. Excludes [60,000] shares of common stock issuable upon the exercise of options not exercisable within 60 days of the record date of the special meeting.

(13)	Ownership includes [20,000] shares of common stock subject to options currently exercisable or exercisable within 60 days of the record date of the special meeting. Excludes [110,000] shares of common stock issuable upon the exercise of options not exercisable within 60 days of the record date of the special meeting.

(14)	Savio Tung and Hazem Ben-Gacem, both members of Willtek's advisory board, are partners of Investcorp. Investcorp holds one share of Willtek in the nominal amount of €35,890 and one share of Willtek in the nominal amount of €61,200, or 80.9% of the outstanding share capital of Willtek. In the Acquisition, Investcorp will receive up to 6,000,000 shares of our common stock as its pro rata portion of the stock portion of the Acquisition Consideration. Messrs. Tung and Ben-Gacem, as partners of Investcorp, would be deemed to beneficially own all of the shares of WTT's common stock to be received by Investcorp in the Acquisition.

(15)	Cyrille Damany, the Chief Executive Officer of Willtek and a member of Willtek's advisory board, is the owner of all of the outstanding share capital of Damany Holding. Damany Holding holds one share of Willtek in the nominal amount of €22,910, or 19.1% of the outstanding share capital of Willtek. In the Acquisition, Damany Holding will receive up to 2,000,000 shares of our common stock as its pro rata portion of the stock portion of the Acquisition Consideration. Mr. Damany, as the owner of all of the outstanding share capital of Damany Holding, would be deemed to beneficially own all of the shares of WTT's common stock to be received by Damany Holding in the Acquisition.

WTT FINANCIAL INFORMATION

Included in this proxy statement are WTT's audited consolidated balance sheets as of December 31, 2003 and 2002 and audited consolidated statements of income and cash flows for each of the years ended December 31, 2003, 2002 and 2001, and its unaudited consolidated financial statements for the nine-month periods ended September 30, 2004 and 2003.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF WTT

Introduction

WTT, and its operating subsidiaries, Boonton Electronics Corporation and Microlab/FXR, develop, manufacture and market a wide variety of electronic noise sources, electronic testing and measuring instruments including power meters, voltmeters and modulation meters and high-power passive microwave components. WTT's products have historically been primarily used to test the performance and capability of cellular/PCS and satellite communication systems and to measure the power of radio frequencies and microwave systems. Other applications include radio, radar, wireless local area network ("WLAN") and digital television.

The following discussion and analysis provides information which WTT's management believes is relevant to an assessment and understanding of WTT's results of operations and financial condition. This information is presented after restatement for the merger with Boonton and the acquisition of Microlab/FXR on December 21, 2001. Microlab/FXR's Balance Sheets are included in the Condensed Consolidated Balance Sheets as of September 30, 2004 and as of December 31, 2003 and 2002. Microlab/FXR's results of operations and cash flows for the nine months ended September 30, 2004 and for the years ended December 31, 2003 and 2002 are included in the Condensed Consolidated Statements of Operations and Cash Flows, and Management's Discussion and Analysis of Operations, but their results of operations and cash flows for the year ended December 31, 2001 are not included. This discussion should be read in conjunction with the financial statements and notes thereto included elsewhere herein.

Critical Accounting Policies

Management's discussion and analysis of the financial condition and results of operations are based upon the consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires WTT to make estimates and judgments that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses for each period. The following represents a summary of WTT's critical accounting policies, defined as those policies that WTT believes are: (a) the most important to the portrayal of our financial condition and results of operations, and (b) that require management's most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain.

Allowances for doubtful accounts

WTT maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments.

Income taxes

As part of the process of preparing the consolidated financial statements, WTT is required to estimate its income taxes in each of the jurisdictions in which it operates. The process incorporates an assessment of the current tax exposure together with temporary differences resulting from different treatment of transactions for tax and financial statement purposes. Such differences result in deferred tax assets and liabilities, which are included within the consolidated balance sheet. The recovery of deferred tax assets from future taxable income must be assessed and, to the extent that recovery is not likely, WTT establishes a valuation allowance. Increases in valuation allowances result in the recording of additional tax expense. Further, if the ultimate tax liability differs from the periodic tax provision reflected in the consolidated statements of operations, additional tax expense may be recorded.

Valuation of long-lived assets

WTT assesses the potential impairment of long-lived tangible and intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Changes in the operating strategy can significantly reduce the estimated useful life of such assets.

Results of Operations

For the Nine Months Ended September 30, 2004 Compared to September 30, 2003

For the nine months ended September 30, 2004 as compared to the corresponding period of the previous year, net sales increased to $17,015,000 from $14,176,000, an increase of $2,839,000 or 20.0%. The increase in the nine months ended September 30, 2004 is primarily the result of increased sales activity of the Boonton peak power meter instruments over the last year, as well as a general economic improvement in the test and measurement industry for all of WTT's product lines.

Gross profit on net sales for the nine months ended September 30, 2004 was $9,295,000 or 54.6% as compared to $7,283,000 or 51.4% of net sales for the nine months ended September 30, 2003. Gross profit is higher for the nine months ended September 30, 2004 than in the same period for 2003 primarily due to higher sales volume and lower manufacturing labor and direct overhead costs. Additionally, WTT completed its consolidation into one facility in the third quarter of 2004, thus lowering duplicate overhead costs. WTT can experience variations in gross profit based upon the mix of products sold as well as variations due to revenue volume and economies of scale. WTT continues to carefully monitor costs associated with material acquisition, manufacturing and production.

Operating expenses for the nine months ended September 30, 2004 were $7,293,000 or 42.9% of net sales as compared to $5,840,000 or 41.2% of net sales for the nine months ended September 30, 2003.

For the nine months ended September 30, 2004 as compared to the same period in the prior year, operating expenses increased in dollars by $1,453,000. This increase is primarily due to a one-time payout to WTT's former Chief Executive Officer of $685,000, an increase in commissions expense of $414,000, an increase in amortization expense of $173,000 relating to a licensing agreement entered into by WTT, an increase in administrative wages of $90,000, an increase in travel and entertainment expenses of $69,000, an increase in advertising expense of $63,000, partially offset by a decrease in research and development expense of $67,000.

Interest and other income decreased by $85,000 for the nine months ended September 30, 2004. This decrease was primarily due to realized losses in a working capital management account, classified as cash equivalents, due to the fact that they were highly liquid and readily convertible to cash, and were intended to be liquidated by WTT on a short-term basis.

Net income increased to $1,619,000, or $.09 per share (diluted), for the nine months ended September 30, 2004 as compared to $1,132,000, or $.07 per share (diluted) for the nine months ended September 30, 2003. The explanation of this change can be derived from the analysis given above of operations for the nine month period ending September 30, 2004 and 2003, respectively.

For the Year Ended December 31, 2003 Compared to December 31, 2002

Net sales for the year ended December 31, 2003 were $19,724,240 as compared to $20,747,707 for the year ended 2002, a decrease of $1,023,467 or 4.9%.

WTT's gross profit on net sales for the year ended December 31, 2003 was $10,259,362 or 52.0% as compared to $10,466,842 or 50.4% as reported in the previous year. Gross profit margins are higher in 2003 than in 2002 primarily due to higher gross margins at Noise Com and Boonton. WTT can experience variations in gross profit based upon the mix of product sales as well as variations due to revenue volume and economies of scale. WTT continues to rigidly monitor costs associated with material acquisition, manufacturing and production.

Operating expenses for the year ended December 31, 2003 were $8,125,284 or 41.2% of net sales as compared to $7,678,996 or 37.0% of net sales for the year ended December 31, 2002. For the year ended December 31, 2003 as compared to the prior year, operating expenses increased in dollars by $446,288. The increases in amount and percentage are primarily due to increased efforts in sales and marketing in 2003 including the addition of sales personnel and an increased marketing campaign. The increase was also due to focused spending on the research and development of new products.

In 2003 and 2002 there was no impairment of goodwill, but in December 2001, WTT identified certain conditions, including an overall weakness in the telecommunications market relating to the noise generation product line, as indicators of asset impairment. These conditions led to forecasted future results that were substantially less than had originally been anticipated at the time of acquisition. In accordance with WTT's policy, management assessed the recoverability of goodwill, and as a result, WTT recognized full impairment of this goodwill and recorded a non-cash expense of $2,032,051 for the 2001 year. This impairment impacted WTT's income before taxes for financial reporting purposes, but not for income tax purposes. Therefore, WTT's effective tax rate in 2001 was substantially higher than usual.

Interest, dividend and other income increased by $638,577 for the year ended December 31, 2003. The increase was primarily due to an increase in interest income, partially offset by a one-time write down in 2002 of an investment in a non-affiliated company.

Net income was $1,762,995 or $.10 per share on a diluted basis, for the year ended December 31, 2003 as compared to $1,767,618 or $.10 per share on a diluted basis, for the year ended December 31, 2002.

For the Year Ended December 31, 2002 Compared to December 31, 2001

Net sales for the year ended December 31, 2002 were $20,747,707 as compared to $19,041,838 for 2001, an increase of $1,705,869 or 9.0%.

WTT's gross profit on net sales for the year ended December 31, 2002 was $10,466,842 or 50.4% as compared to $10,366,581 or 54.4% as reported in the previous year.

Operating expenses for the year ended December 31, 2002 were $7,678,996 or 37.0% of net sales as compared to $5,856,839 or 30.8% of net sales for the year ended December 31, 2001. For the year ended December 31, 2002 as compared to the prior year, operating expenses increased in dollars by $1,822,157. The increases in amount and percentage are primarily due to the acquisition of Microlab/FXR and the inclusion of their results.

In 2002 there was no impairment of goodwill, but in December 2001, WTT identified certain conditions, including an overall weakness in the telecommunications market relating to the noise generation product line, as indicators of asset impairment. These conditions led to forecasted future results that were substantially less than had originally been anticipated at the time of acquisition. In accordance with WTT's policy, management assessed the recoverability of goodwill using a cash flow projection based on the remaining amortization period of twelve years. Based on this projection, the cumulative cash flow over the remaining amortization period was insufficient to recover the remaining unamortized goodwill. As a result, WTT recognized full impairment of this goodwill and recorded a non-cash expense of $2,032,051 for the 2001 year. This impairment impacted WTT's income before taxes for financial reporting purposes, but not for income tax purposes. Therefore, WTT's effective tax rate in 2001 was substantially higher than usual.

Interest, dividend and other income decreased by $998,658 for the year ended December 31, 2002. The decrease was primarily due to a write down of an investment in a non-affiliated company and a decrease in interest rates during 2002.

Net income increased to $1,767,618 or $.10 per share on a diluted basis, for the year ended December 31, 2002 as compared to $1,217,271 or $.07 per share on a diluted basis, for the year ended

December 31, 2001. The explanation of this increase can be derived from the operational analysis provided above and the income tax impact of the goodwill impairment in 2001.

Liquidity and Capital Resources

WTT's working capital has increased by $491,000 to $24,463,000 at September 30, 2004, from $23,972,000 at December 31, 2003. WTT's working capital increased by $461,055 to $23,971,858 at December 31, 2003, from $23,510,803 at December 31, 2002. At September 30, 2004, WTT had a current ratio of 21.3 to 1, and a ratio of debt to net worth of 0.15 to 1. At December 31, 2003, WTT had a current ratio of 11.9 to 1, and a ratio of debt to net worth of 0.19 to 1.

Net cash provided from operations has allowed WTT to meet its liquidity requirements, research and development activities and capital expenditures. WTT realized cash provided by operations of $207,000 for the nine month period ending September 30, 2004. The primary source of these funds was provided by net income of $1,619,000, a non-cash adjustment for deferred income taxes of $385,000, and a non-cash adjustment for depreciation and amortization of $349,000, partially offset by an increase in accounts receivable of $784,000, a decrease in income taxes payable of $539,000, an increase in inventories of $467,000, and a decrease in accounts payable and accrued expenses of $439,000. Operating activities provided $1,895,000 in cash flows for the comparable period in 2003. The source of these funds was primarily due to cash provided by net income of $1,132,000, a non-cash adjustment for depreciation and amortization of $346,000, an increase in income taxes payable of $218,000, a decrease in accounts receivable of $169,000 and a decrease in prepaid expenses and other current assets of $121,000, partially offset by an increase in inventories of $103,000. Operating activities provided $2,661,582 in cash for the year ending December 31, 2003 compared to $3,093,762 and $2,706,679 in cash flows for the years ending December 31, 2002 and 2001, respectively. For 2003, cash provided by operations was primarily due to net income, an increase in income taxes payable, an increase in accounts payable and accrued expenses, and a non-cash adjustment for depreciation and amortization, partially offset by an increase in inventory. For 2002, cash provided by operations was primarily due to net income, a decrease in inventory, a non-cash adjustment for depreciation and amortization and a non-cash adjustment for the write-down on an investment. For 2001, cash provided by operations was primarily due to net income, a non-cash impairment of goodwill, a decrease in accounts receivable and a non-cash adjustment for depreciation and amortization, partially offset by a decrease in accounts payable and accrued expenses and an increase in inventory.

WTT has historically been able to collect its account receivables approximately every two months. This average collection period has been sufficient to provide the working capital and liquidity necessary to operate WTT. WTT continues to monitor production requirements and delivery times while maintaining manageable levels of goods on hand.

Net cash used for investing activities for the nine months ended September 30, 2004 was $817,000. The primary use of these funds was capital expenditures of $775,000. For the nine months ended September 30, 2003, net cash used for investing activities was $224,000. The primary use of these funds was capital expenditures of $217,000. Net cash used for investing activities for 2003 amounted to $451,695 compared to $686,775 and $3,493,918 for the years ending December 31, 2002 and 2001, respectively. For the years ending December 31, 2003 and 2002, the primary use of cash was for capital expenditures. For the year ending December 31, 2001, the primary use of this cash was for the investment in Microlab/FXR.

Net cash used for financing activities for the nine months ended September 30, 2004 was $1,078,000. The primary use of these funds was for dividends paid in the amount of $1,542,000, partially offset by proceeds from the exercise of stock options in the amount of $493,000. Net cash used for financing activities in the same period of 2003 was $958,000. The primary use of these funds in 2003 was for dividends paid in the amount of $1,013,000 and the acquisition of treasury stock in the amount of $106,000, partially offset by proceeds from the exercise of stock options in the amount of $189,000. Net cash used for financing activities was $1,467,302, $2,022,447 and $5,525,377 for the years ending December 31, 2003, 2002 and 2001, respectively. In 2003, 2002 and 2001, the primary uses of this cash were for the payment of dividends and for the acquisition of treasury stock. Cash outlays were partially offset by proceeds from the exercise of stock options in 2003, 2002 and 2001.

For details of dividends paid in 2004, 2003 and 2002, refer to section of this proxy statement entitled "Dividend Policy". Under the terms of the Stock Purchase Agreement, prior to completion of the Acquisition, WTT is restricted from paying any cash or non-cash dividends, other than regular quarterly cash dividends to its shareholders in the ordinary course of business consistent with past practice. While it is WTT's present intention to maintain its quarterly cash dividend policy, both prior to and after completion of the Acquisition, the declaration of dividends will be at the discretion of WTT's board of directors and will be determined by WTT's board after consideration of various factors, including, without limitation, WTT's liquidity and financial condition.

Table of Contractual Obligations

Payments Due by Period

	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Long-Term Debt	$3,129,209	$40,329	$90,374	$105,076	$2,893,430
Operating Lease	3,546,135	484,235	853,067	898,767	1,310,066
Equipment Lease	275,263	60,713	101,268	97,844	15,438
	$6,950,607	$585,277	$1,044,709	$1,101,687	$4,218,934

WTT anticipates that its resources provided by its cash flow from operations will be sufficient to meet its financing requirements for at least the next twelve-month period. WTT does not believe it will need to borrow funds during the next twelve-month period.

Inflation and Seasonality

WTT does not anticipate that inflation will significantly impact its business nor does it believe that its business is seasonal.

Impact of Recently Issued Accounting Standards

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivatives and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard is effective for contracts entered into or modified after June 30, 2003. This standard had no impact on WTT's financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity." This standard requires that certain financial instruments embodying an obligation to transfer assets or to issue equity securities be classified as liabilities. It is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is generally effective July 1, 2003. This standard had no impact on WTT's financial statements.

Quantitative and Qualitative Disclosures about Market Risk

We have no material exposure to market risk that could affect our future results of operations and financial condition.

BUSINESS OF WILLTEK

General Overview and Background

Willtek designs, develops, manufactures and markets test equipment for the wireless communications industry. Willtek's test equipment, including primarily terminal test products and air interface test products are sold to component suppliers, network equipment manufacturers and wireless communications service providers, who use communications test equipment to design, manufacture, deploy, monitor and maintain wireless communications networks and technologies.

The business operated by Willtek traces its history back to 1958, when Munich-based Solatron Elektronik GmbH produced the world's first synthesized signal generator. The business was then sold to Schlumberger Industries S.A. in 1964 and became part of Schlumberger's instruments division until October 1994. In October 1994, the business was then acquired by Wavetek Corporation and merged into its German subsidiary Wavetek Electronics GmbH to become Wavetek's wireless division, after integrating with Wavetek's Indianapolis radio frequency testing division. In 1998, Wavetek merged with Wandel & Goltermann, which then sold the business in 2000 to Acterna Corporation (formerly Dynatech Corporation). Acterna operated the business as its wireless instruments division through its subsidiary, Acterna München GmbH, until April 2002, when Acterna München GmbH was acquired by Willtek Communications Holding GmbH ("Willtek Holding") and renamed Willtek Communications GmbH. Willtek Holding was a newly-formed acquisition vehicle which, at that time, was 61% owned by Willteck Corporation, a publicly-traded Korean corporation ("Willteck Corporation"), and 39% owned by Damany Holding, a German private limited liability company wholly owned by Cyrille Damany.

Under the terms of Willtek Holding's acquisition of Acterna München GmbH, Willtek Holding guaranteed a three-year loan that was due from Willtek to Acterna and, as security for the loan, Acterna held in escrow 51% of Willtek's outstanding share capital. After a default under the loan by Willtek, in March 2003, Acterna sold all of the outstanding share capital of Willtek it held in escrow to Investcorp, a Cayman Islands limited partnership. In April 2003, Investcorp executed a loan agreement with Willteck Corporation which was secured by Willteck Corporation's 61% equity interest in Willtek Holding. In September 2003, Willteck Corporation defaulted under its loan agreement with Investcorp and, as a result, Investcorp foreclosed on Willteck Corporation's 61% equity interest in Willtek Holding. In December 2003, to simplify Willtek's corporate ownership structure, a downstream merger of Willtek Holding into Willtek was effected. As a result, Investcorp presently owns 80.9% of Willtek's outstanding share capital, and Damany Holding presently owns 19.1% of Willtek's outstanding share capital.

Industry

The test and measurement industry is a specialized segment in the larger wireless data and communications network industry. Component suppliers, network and terminal equipment manufacturers and wireless communications service providers, Willtek's primary customers, use communications test equipment to design, manufacture, deploy, monitor and maintain wireless communications networks and technologies. Test and measurement equipment is used by these industry participants to design, manufacture, deploy, monitor and maintain wireless communications networks and technologies

Network equipment manufacturers provide products to facilitate the transmission of voice and data traffic, including wireless networks and subscriber equipment. The customers of such network equipment manufacturers include the distributors of end-user subscriber devices, such as mobile handsets, and communications service providers that operate and maintain the wireless networks. To develop mobile handset equipment, mobile phone manufacturers require test instruments and systems for the development of wireless devices, high-frequency communications circuits and systems. Furthermore, the rapid expansion of the mobile handset market, coupled with subscriber turnover created by the introduction of new technologies, has fueled growth for automated test equipment to test wireless data networks. Investments continue for advanced R&D verification solutions for 2.5G and 3G appliance development and network deployment as the demand for complex wireless data networks increases.

Communications service providers require network equipment that allows their networks to operate reliably at increasingly faster speeds while providing expanded capacity. These service providers require test instruments and systems for the monitoring and evaluation of wireless networks on a continuous basis and to identify sources of communications error.

Component suppliers and manufacturers require test and measurement instruments and systems designed to achieve faster production and that maintain flexibility for use in different applications. These test products may be required to be specialized to address particular needs of such component supplier and manufacturer.

Technology and Products

Willtek specializes in the design, development, manufacture, installation, and operation of instruments that test wireless communications networks and mobile terminals at their radio frequency interface for quality of transmission and reception. Willtek's test and measurement products serve two primary market applications, terminal testing ("Terminal Test") and air interface testing ("Air Interface Test").

Terminal Test.    Willtek's Terminal Test products include testing equipment, test applications and services for wireless network operators, service providers and manufacturers of mobile communications equipment. These products test mobile handsets during manufacturing, at service centers and at point-of-sale to verify the quality of the radio frequency of the mobile handset.

Willtek currently provides the following Terminal Test products:

•	4100 Mobile Fault Finder — The 4100 Mobile Fault Finder allows technicians and sales staff at a sales center of a wireless network service provider to perform tests to determine whether problems with a mobile handset are due to equipment failure or user error.

•	4200 Mobile Service Tester — The 4200 Mobile Service Tester allows technicians at mobile phone service centers to test board swaps, module exchanges and supplementary radio frequency alignment in mobile handsets, allowing some service centers to make necessary repairs on-site.

•	4300 Mobile Service Tester — The 4300 Mobile Service Tester is a device used for testing both analog and digital mobile handsets and supports the following U.S. technology standards: AMPS (Advanced Mobile Phone Service), TDMA (Time-Division Multiple Access) and CDMA 2000 (Code Division Multiple Access) including 1xRTT (Radio Transmission Technology).

•	4400 Mobile Phone Tester — The 4400 Mobile Phone Tester is used in development and production centers to test mobile handsets. This device supports radio frequency measurements and signaling of 2G and 3G (second and third generation) mobile terminals. The tester supports the following standards: AMPS, GSM/GPRS, CDMA 2000, 1xRTT, WCDMA (Wideband CDMA)/UMTS (Universal Mobile Telephone System) and more recently TD-SCDMA (Time-Division Synchronous CDMA).

•	4916 Antenna Coupler — The 4916 Antenna Coupler is an extension to mobile handset testers for service applications which replaces a cable to connect the radio frequency stages of the mobile handset with those of the tester, and supports extended frequency ranges for 3G mobile handset testing in addition to WLAN technologies.

•	4920 RF Shield Box — The 4920 RF Shield Box provides the ability to test mobile handsets without interference from nearby base stations or adjacent mobile handsets. Special radio frequency absorbers inside the Shield Box reduce signal reflection and standing waves, minimizing impact to the final measurements.

Air Interface Test.    Willtek's Air Interface Test products are field instruments used to test base station radio frequency, cell coverage and network radio frequency performance. Willtek only addresses the cell coverage testing market, which is a narrow portion of this broader market. The cell coverage testing market covers radio frequency performance, measurement and mapping.

Willtek currently provides the following Air Interface Test products:

•	BAT 2700 — The BAT 2700 is a base station and antenna tester used by field technicians to check base station transmitter quality, detect interference and verify antenna performance.

•	General Purpose Receiver — The GPR is a universal handheld receiver for in-field RF measurements, with a wide radio frequency range and demodulation capability.

•	8300 Griffin Fast Measurement Receiver — The 8300 Griffin Fast Measurement Receiver measures radio wave propagation and network coverage in radio frequency networks. The measurement receiver allows network operators to identify and monitor interference, so network operators can design more efficient networks and reduce the number of base stations.

•	8010 Hindsite Software and the 8501 Air Interface Test Module — Willtek also produces test equipment and software for the determination and cartographication of a mobile communications network's coverage. The 8010 Hindsite software is a measuring and optimization tool used by technicians in conjunction with the 8501 Air Interface Test Module for network design and monitoring network coverage. The 8501 Air Interface Test Module can also be used with base stations in the GSM network to measure their performance.

General Purpose.    Willtek also manufactures a general purpose spectrum analyzer for radio frequency applications, which produces a graphical representation of a radio signal and displays a range of wavelengths in a frequency domain.

•	9100 Series Handheld Spectrum Analyzer — The 9100 Series Handheld Spectrum Analyzer measures spectrums for radio frequency applications up to 4 GHz. This product identifies defective components in mobile handsets at a component level. Beyond typical spectrum analyzer functions, the 9100 Series also provides the user with a special measuring mode for frequently required measuring tasks, applicable to measuring and repairing 3G mobile handsets, base stations, Wireless LAN and cable television. The 9100 Series can also be used with remote control software that lets it serve as a remote testing station.

Competition

Willtek's largest competitors in the test and measurement market are estimated to control more than 70% of the market. Agilent Technologies, Inc. is Willtek's largest competitor, followed by Rohde & Schwarz, Tektronix, Inc. and Anritsu Corporation. IFR Systems Marconi and Racal Instruments, integrated into a business unit of Aeroflex Incorporated (a leader in the microelectronic test market), also compete in this market.

In the Terminal Test market, Willtek holds approximately 18% of the global service market, and approximately 50% of the service market in Western Europe. Agilent, Rohde & Schwarz and Anritsu, in the aggregate, are estimated to control approximately 45% of the global service market and 30% of the service market in Western Europe.

In the Air Interface Test market, the market is fragmented into several small competitors, with no dominant player. Agilent, Rohde & Schwarz, Anritsu and Tektronix are Willtek's largest competitors in this segment. These competitors primarily are focused on the equipment manufacturers in this segment, whereas Willtek focuses on wireless network operators.

Manufacturing and Suppliers

Willtek manufactures and services all its products at its facility in Ismaning, Germany. As of November 1, 2004, Willtek employed 23 manufacturing employees at its Ismaning facility.

Willtek purchases its parts generally from single-source suppliers. Willtek does not rely on any one particular supplier for a majority of the parts used in the production of its Terminal Test and Air Interface Test products, although some of the parts that require design work may not be readily available from alternate suppliers due to their unique design. Because Willtek has no direct control over its third-party suppliers, interruptions or delays in the products and services provided by these third parties may be difficult to remedy in a timely fashion. In addition, if such suppliers are unable or unwilling to deliver the necessary parts or products, Willtek may be unable to redesign or adapt its technology to work without such parts or find alternative suppliers or manufacturers.

Distribution Channels and Customers

Willtek distributes its products and services through a direct sales force addressing its key customers, complemented by a network of agents, representatives and distributors. Willtek has direct sales representatives in the United States, Germany, the United Kingdom, France, Finland, Italy,

Hungary, Singapore and China. It has developed a network of more than 60 distributors and sales partners supported by an extensive network of accredited repair and calibration centers.

Willtek targets sales of its products to wireless device manufacturers and service centers globally. No single customer of Willtek represented more than 20% of Willtek's revenues in its fiscal year ended March 31, 2004. Sales in Europe, the Americas and Asia each accounted for approximately 60%, 20% and 20%, respectively, of Willtek's total net revenues for its fiscal year ended March 31, 2004.

Patents

Willtek has filed over 70 patent applications (covering 15 products/technologies) in the United States and abroad and holds 12 patents and utility models (covering eight products/technologies), four of which are in the United States. Such patent applications and patents cover a wide range of products and technologies and have various expiration dates. Willtek's patents cover three general areas:

•	Techniques of reaching high levels of precision in measurement equipment;

•	Dedicated measurement/application software; and

•	Radio frequency design.

Employees

As of December 31, 2004, Willtek had 148 employees, 40 of whom are engaged in research and development, 43 of whom are in manufacturing and service, 44 of whom are in sales and marketing and 21 of whom are in administration and finance.

Location and Facilities

Willtek maintains its headquarters in Ismaning, Germany, where marketing, research and development, and all manufacturing and servicing of Willtek's products are conducted. Willtek also maintains sales and service offices in Chessington, United Kingdom and Paris, France, a research and development, sales and service office in Indianapolis, Indiana, and representatives' offices in Raffles Place, Singapore and Shanghai, China. Willtek leases a total of approximately 90,000 square feet of space worldwide. Willtek's facilities in Ismaning, Germany occupy approximately 73,000 square feet, and Willtek's largest foreign sales facility in Indianapolis, Indiana occupies approximately 13,000 square feet. Willtek believes that its properties are adequate for its current business needs and that adequate space can be obtained for its foreseeable business needs.

Legal Proceedings

Willtek is subject to claims, actions and proceedings against it in the ordinary course of business, including claims of intellectual property infringement. Willtek's senior management has advised WTT that they do not believe that the resolution of any pending claims, actions or proceedings will have a material adverse effect on its business, financial condition, results of operations or prospects. However, we cannot be certain that any such claim, action or proceeding will not have such a result.

Management of Willtek

The following individuals are the executive officers of Willtek. It is presently expected that each of the following individuals will continue to serve in their respective capacities with Willtek and its subsidiaries after the completion of the Acquisition.

Cyrille Damany.    Cyrille Damany has served as Willtek's Chief Executive Officer since August 1997. For additional information relating to Mr. Damany's background and prior work experience, please see "The Acquisition—Directors and Executive Officers of WTT Following Completion of the Acquisition," on page 57.

Eckehard Mielke.    Eckehard Mielke has served as Willtek's Chief Financial Officer since July 2003. From 1990 to September 1998, Mr. Mielke served as Project Manager at Roland Berger &

Partner International Management Consultants. From October 1998 to October 2000, Mr. Mielke served as Head of Finance at Schneider Technologies. From November 2000 to June 2003, Mr. Mielke served as Chief Financial Officer of INETV AG. Mr. Mielke holds a Masters degree in Economics from University of Goettingen.

Winnfried Lenne.    Winnfried Lenne has served as the Vice President of Operations of Willtek since 1991, and has served in various management positions in sales, service and manufacturing with the company since 1974. Mr. Lenne holds a Masters degree in Electronics from Eng. Akademie Berlin.

Matthias Weber.    Matthias Weber has served as Willtek's Director of Product Marketing since July 2004, and has served in various positions with the company in engineering and product marketing over the past five years. Mr. Weber holds a Masters degree in Electronics from Technical University Munich.

Hans Schwarzhuber.    Hans Schwarzhuber has served as Willtek's Manager of Research and Development since October 2002, and has served in various engineering capacities with the company since he joined the company in 1988. Mr. Schwarzhuber holds a Masters degree in Electronics from Technical University Munich.

WILLTEK FINANCIAL INFORMATION

Included in this proxy statement are Willtek's audited consolidated financial statements prepared in accordance with U.S. GAAP as of March 31, 2004 and 2003 and for the two years then ended. Also included are Willtek's unaudited condensed consolidated financial statements as of September 30, 2004 and for the six-month periods ended September 30, 2003 and 2004.

WILLTEK OPERATING AND FINANCIAL REVIEW

Overview

Willtek's business originated in the company Solatron Elektronik GmbH, founded in Munich, Germany, in 1958. After a series of acquisitions, first by Schlumberger Industries S.A., then by Wavetek Corporation and then by Acterna Corporation, Willtek's current organizational structure was created in April 2002 through a management buy-out of the business from Acterna Corporation by Willtek Holding, which operated the business through its wholly-owned subsidiary, Willtek. In December 2003, to simplify Willtek's corporate ownership structure, a downstream merger of Willtek Holding into Willtek was effected.

Willtek designs, manufactures and markets test equipment for the wireless industry. Willtek specializes in instruments that test wireless systems at the Radio Frequency ("RF") interface for quality of the transmission and reception for two main target applications: testing of mobile phones and other wireless devices, and testing of network RF coverage. Willtek's products are used in the manufacturing process of wireless devices (primarily quality control), in mobile equipment after-sales service centers or service kiosks of mobile operators, and in the deployment and maintenance of wireless networks.

Willtek's organizational structure is based on functions (marketing, research and development, operations (production and service) and sales, general and administration), rather than products. Willtek sells its products directly (including subsidiaries in the United Kingdom, France, the USA, and representative offices in Singapore and Shanghai), as well as through distributors and agents.

There were significant changes in the financial statements due to the insourcing of the production of certain product lines from the former parent company into the Willtek location in Ismaning, Germany, in fiscal year 2002/2003, which led to an increase in gross margins in fiscal year 2003/2004.

Critical Accounting Policies

Management's discussion and analysis of the financial condition and results of operations are based upon the consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires Willtek to make estimates and judgments that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses for each period. The following represents a summary of Willtek's critical accounting policies, defined as those policies that Willtek believes are: (a) the most important to the portrayal of its financial condition and results of operations, and (b) that require management's most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain.

Revenue Recognition and Accounts Receivable

Willtek recognizes revenue from product sales, net of trade discounts and allowances, once delivery has occurred provided that persuasive evidence of an arrangement exists, the price is fixed or determinable, and collectibilty is reasonably assured. Delivery is considered to have occurred when title and risk of loss have transferred to the customer.

Willtek also generates revenue from services. Revenue from service is recognized after the service is performed, and all other criteria for revenue recognition have been met, or is recognized ratably over the life of the corresponding service periods.

Receivables are stated at the nominal value. Willtek accounts for uncollectible accounts under the allowance method. Potentially uncollectible accounts are provided for throughout the year and actual bad debts are written off to the allowance in a timely fashion.

Inventories

Inventories are stated at the lower of cost (on a first-in, first-out basis) or market. Willtek evaluates ending inventories for estimated excess quantities and obsolescence. This evaluation includes analyses of sales levels by product and projections of future demand within specific time horizons, generally twelve and 24 months. Inventories in excess of future demand are written down. In addition, Willtek assesses the impact of changing technology on its inventory-on-hand and writes-off inventories that are considered obsolete.

Property, plant and equipment and intangible assets (other than goodwill)

Property, plant and equipment is stated at cost and is depreciated on a straight-line basis over its estimated useful live. The estimated useful life is three years for computer hardware, five to 10 years for machinery, office equipment and other machinery, and up to 25 years for buildings. Leasehold improvements are amortized over the estimated useful lives of the assets or the related lease term, whichever is shorter.

The historical cost of assets that are either sold or scrapped is eliminated after deduction of accumulated depreciation. Gains and losses on the sale of fixed assets are shown as "Other income" or "other expenses" respectively. Maintenance and repairs are expensed when incurred.

Intangible assets consist of proprietary technology which is amortized over a two-year period which approximates the marketable life of the technology and customer related intangible assets, which are amortized on an accelerated basis over a twenty-year period.

Impairment of long-lived assets

Willtek reviews its long-lived assets (other than goodwill) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Willtek assesses the recoverability of the long-lived assets (other than goodwill) by comparing the estimated undiscounted cash flow associated with the related asset or group of assets against their respective carrying amounts. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value, which is typically calculated using discounted expected future cash flows. As of March 31, 2004 and 2003, Willtek believes that no such impairment exists.

Goodwill

Goodwill represents the excess of acquisition costs over the estimated fair value of net assets acquired in a business combination.

Willtek performs goodwill impairment tests annually during the fourth quarter of the fiscal year, and more frequently if an event or circumstance indicates that an impairment loss has occurred. Circumstances that could trigger an impairment test include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; an adverse action or assessment by a regulator; unanticipated competition; loss of key personnel; the likelihood that a reporting unit or significant portion of a reporting unit will be sold or otherwise disposed of; results of testing for recoverability of a significant asset group within a reporting unit; and recognition of a goodwill impairment loss in the financial statements of a subsidiary that is a component of a reporting unit.

Willtek performs the impairment tests at the reporting unit level. The tests are performed by determining the fair values of the reporting units using a discounted future cash flow model and comparing those fair values to the carrying values of the reporting units, including goodwill. If the fair value of a reporting unit is less than its carrying value, Willtek then allocates the fair value of the unit to all the assets and liabilities of that unit as if the reporting unit's fair value was the purchase price to acquire the reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of the goodwill. If the carrying amount of the reporting unit's goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

Significant judgments and assumptions are required in the forecast of future operating results used in the preparation of the estimated future cash flows, including profit margins, long-term forecasts of the amounts and timing of overall market growth and Willtek's percentage of that market, grouping of assets, discount rates and terminal growth rates.

Provision for Bad Debt

Willtek performs ongoing credit evaluations of its customers' financial condition. Willtek maintains allowances for doubtful accounts for estimated losses resulting from the inability or unwillingness of its customers to make required payments. Willtek evaluates the collectability of its accounts receivable based on a combination of factors. In cases where Willtek is aware of circumstances that may impair a specific customer's ability to meet its financial obligations to Willtek, Willtek records a specific allowance against the amounts due to Willtek, and thereby reduces the net recognized receivable to the amount Willtek reasonably believes will be collected. For all other customers, Willtek recognizes allowances for doubtful accounts based on the length of time the receivables are past due, industry and geographic concentrations, the current business environment and Willtek's historical experience. Willtek records its bad debt expenses as selling and administrative expenses.

Total bad debt provisions amounted to €150,648 for the year ended March 31, 2004 and €157,173 for the six months ended September 30, 2004.

Warranty Claims

Willtek's operating result includes a provision for warranty claims. Warranty claims are estimated at 0.5% of sales revenues, based on historical experience. Warranty provisions amounted to €120,016 as of March 31, 2004 and €121,124 as of September 30, 2004. Warranty cost were €124,811 for the year ended March 31, 2004 (of which €9,826 net increase of provisions) and €42,780 for the six months ended September 30, 2004 (of which €1,108 net increase of provisions).

Trend Information

While the market for mobile phone handsets is growing at an estimated rate of 10 – 20% per year, demand for Willtek's products is rather driven by the introduction of new mobile phone technologies. Currently, operators in many countries have started to establish and operate 3G (3rd generation) networks. While a strong growth in the number of 3G subscribers is expected to drive demand for Willtek's products, there is still uncertainly about the eventual market penetration of 3G networks.

Results of Operations

For the Six-Month Periods Ended September 30, 2003 and 2004

Net Revenue

Willtek's net revenue for the six months ended September 30, 2003 was €11.3 million, of which €10.2 million was attributed to product sales and €1.0 million to service revenues. Willtek's net revenue for the six months ended September 30, 2004 was €10.3 million, of which €9.3 million was attributed to product sales and €1.0 million to service revenues. The higher net revenue in the six months ended September 30, 2003 was primarily attributable to a decrease of order backlog by about €3.2 million, while in the six months ended September 30, 2004, order backlog remained almost constant. From April 2003 to date, prices on average remained constant.

Willtek's gross profit on net revenue for the six months ended September 30, 2004 was €5.8 million or 56.2% as compared to €6.2 million or 55.0% as reported in the six months ended September 30, 2003. Gross profit margins were slightly higher in the six months ended September 30, 2004 primarily due to an improved product mix. Willtek continues to rigidly monitor costs associated with material acquisition, manufacturing and production.

Operating expenses for the six months ended September 30, 2004 were €6.8 million or 66.2% of net sales as compared to €6.4 million or 56.9% of net sales for the six months ended September 30, 2003.

Net interest Expenses

In both six months periods ended September 30, 2003 and 2004, net interest expenses amounted to €0.1 million.

For the Years Ended March 31, 2003 and 2004

Net Revenue

Willtek's net revenue in 2002/03 was €22.6 million, of which €20.6 million was attributed to product sales and €2.0 million to service revenues. Willtek's net revenue in 2003/04 was €21.8 million, of which €19.6 million was attributed to product sales and €2.2 million to service revenues. The slight decrease in net revenue on a year-over-year basis was attributable to exchange rate changes (depreciation of U.S. dollar vs. euro). From April 2002 to date, prices on average remained constant.

Willtek's gross profit on net revenue for the year ended March 31, 2004 was €11.4 million or 52.1% as compared to €11.0 million or 48.8% as reported in the previous year. Gross profit margins were higher in fiscal year 2004 than in fiscal year 2003 primarily due to the insourcing of the production of certain products, improved distribution channels and improved product mix. Willtek can experience variations in gross profit based upon the mix of product sales as well as variations due to revenue volume and economies of scale. Willtek continues to rigidly monitor costs associated with material acquisition, manufacturing and production.

Operating expenses

Operating expenses for the year ended March 31, 2004 were €14.2 million (including the write-off of goodwill of €0.7 million) or 65.2% of net sales as compared to €13.9 million or 61.3% of net sales for the year ended March 31, 2003.

Other Income

In 2002/03, other income amounted to €3.2 million, of which €2.9 million were accounted for by foregiveness of payable to Acterna LLC, a Delaware limited liability company, which had been agreed upon the management buy-out, and €0.1 by exchange rate gains. In 2003/04, other income amounted to €0.6 million, of which €0.4 million were accounted for by exchange rate gains.

Other Expenses

In 2002/03, total other expenses amounted to €0.9 million, of which €0.6 million were accounted for by exchange rate losses. In 2003/04, total other expenses amounted to €0.6 million, of which €0.5 million were accounted for by exchange rate losses.

Net interest Expenses

In both years ended March 31, 2003 and 2004, net interest expenses amounted to €0.2 million.

In the year ended March 31, 2003, there was no impairment of goodwill, but in the year ended March 31, 2004 the goodwill related to Willtek's U.S. subsidiary was written off in full in on the basis of an impairment test. In March 2004, a review of the fiscal year 2003 and fiscal year 2004 operating results for the U.S. operation and the projected results for the upcoming fiscal year resulted in the write off of goodwill that was booked in purchase accounting at the time of the management buyout from Acterna. Revenue in the Americas was below plan in fiscal year 2003 and fiscal year 2004 and the budget for fiscal year 2005 was adjusted to reflect current market conditions in the region. As a result, goodwill impairment in the amount of €0.7 million was disclosed in the operating expenses.

Net income was –€2.9 million for the year ended March 31, 2004 as compared to –€0.8 million for the previous year.

Annual Loss

Willtek has incurred losses in each year since its current structures were established through the management buy-out in April 2002. The losses in 2002/03 and 2003/04 and the six months ended September 30, 2004 were attributable to the start-up nature (including the establishing of systems, brand, internal sales organisation and distribution channels) of Willtek's business.

Liquidity and Financial Resources

In the fiscal years ended March 31, 2003 and 2004, Willtek has been funded by a loan from its principal shareholder, Investcorp Technology Ventures L.P., of €3.5 million (€1.3 million of which have been netted with payable taken over by Investcorp). Except for this loan, net cash provided from operations has allowed Willtek to meet its liquidity requirements, research and development activities and capital expenditures.

In the fiscal year ended March 31, 2003, Willtek's operational activities provided €0.5 million of cash through its net loss of €0.8 million, depreciation and other non-cash effects of €2.3 million, offset by a reduction of operating assets and liabilities of €3.6 million. Willtek used €0.4 million for investing activities for the purchase of plant and equipment. Willtek received from financing activities €1.0 million through borrowings from a shareholder. As a result, cash and cash equivalents increased from €0.1 million to €1.1 million.

In the fiscal year ended March 31, 2004, Willtek's operational activities used €0.5 million of cash through its net loss of €2.9 million, offset by a reduction of operating assets and liabilities of €1.4 million and depreciation and other non-cash effects of €1.1 million. Willtek used €0.5 million for investing activities for the purchase of plant and equipment. Willtek received from financing activities €1.2 million through increased borrowings from a shareholder. As a result, cash and cash equivalents increased from €1.1 million to €1.4 million. The cash was deposited in interest-bearing bank accounts with major German banks.

The claims under the employer's pension liability insurance policies taken out at Victoria Versicherungs AG, Düsseldorf, Germany, were assigned for a credit line of €600,000 granted by Commerzbank to Willtek Communications GmbH, Ismaning, Germany, by loan commitment dated July 23/August 12, 2003. As at March 31, 2004, and September 30, 2004, €400,000 of the credit line was used for a bank guarantee to the lessor.

LfA Foerderbank Bayern, a public bank of the State of Bavaria, has offered on November 18, 2004 a subsidized loan facility to Willtek (to be paid out until May 2005 through Commerzbank AG) from a program designed to support R&D activities of selected local high-tech companies. Conditions are: interest free until June 2008; 4% interest thereafter; repayment from December 2008 through June 2014. As of January 5, 2005, the company has not yet drawn on this facility.

Commitments and Contingencies

As of March 31, 2004, Willtek had financial obligations from rent and lease agreements, all of which will be terminated until December 31, 2008, amounting to €5.9 million, mostly from office rentals. Willtek rents offices at its locations in Ismaning, Germany (term until December 31, 2008), Chessington, U.K. (term until June 2, 2008), Paris, France (less than one-year term), Indianapolis, Indiana (term until December 31, 2008), Singapore (less than one-year term), and Shanghai, People's Republic of China (less than one-year term).

Table of Contractual Obligations
(in k Euro)	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Payments Due by Period
Long-Term Debt	3.757	0	0	3.757	0
Operating Lease	5.925	1.300	2.584	2.041	0
Equipment Lease	0	0	0	0	0
	9.682	1.300	2.584	5.798	0

Quantitative and Qualitative Disclosures about Market Risk

All of Willtek's sales to foreign-based customers are invoiced and paid in euros, U.S. dollars or British pounds sterling. Other than the exposure to the U.S. dollar and the British pound sterling, Willtek is not aware of any material interest rate, foreign currency exchange rate, commodity price, equity price or similar market risks that could affect its future results of operations and financial condition.

Market Price

Willtek's stock is not publicly traded; therefore, market price and information regarding price history are not available. All shares of Willtek capital stock are privately held. There is no liquidity of Willtek capital stock.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
FOR THE 2005 ANNUAL MEETING OF WTT'S SHAREHOLDERS

WTT's shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of shareholders consistent with Rule 14a-8 promulgated under the Exchange Act. WTT must receive proposals that shareholders seek to include in the proxy statement for WTT's next annual meeting by no later than December 31, 2004. If next year's annual meeting is held on a date more than 30 calendar days from May 21, 2005, a shareholder proposal must be received by a reasonable time before WTT begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

OTHER MATTERS

Our board of directors does not intend to bring any matters before the special meeting other than those specifically set forth in the notice of the special meeting and, as of the date of this proxy statement, does not know of any matters to be brought before the special meeting by others. If any other matters properly come before the special meeting, or any adjournment or postponement of the special meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

INDEPENDENT ACCOUNTANTS

WTT's consolidated audited balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2003, 2002 and 2001, have been audited by Lazar Levine & Felix, LLP, independent certified public accountants and have been included herein in reliance upon said firm as experts in auditing and accounting. Lazar Levine & Felix, LLP has been our independent auditors since 1991, and our board of directors, upon the recommendation of the Audit Committee, has reappointed Lazar Levine & Felix LLP to audit the Company and its subsidiaries financial statements for fiscal year 2004 and to report on these financial statements

The consolidated financial statements of Willtek as of March 31, 2004 and 2003 and for the years then ended included herein have been audited by Ernst & Young AG Wirtschaftsprufungsgesesellschaft, independent registered public accounting firm, as stated in their report appearing herein.

WHERE YOU CAN FIND MORE INFORMATION

WTT is subject to the informational requirements of the Securities Exchange Act and files reports and other information with the SEC. Such reports and other information filed by WTT may be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, as well as in the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC's public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Wireless Telecom Group, Inc.
Parsippany, New Jersey

We have audited the accompanying consolidated financial statements of Wireless Telecom Group, Inc. as listed in the index under item 15 in this Form 10-K as well as the financial statement schedule listed in Part IV, Item 15(a). These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wireless Telecom Group, Inc. as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ LAZAR LEVINE & FELIX LLP LAZAR LEVINE & FELIX LLP

New York, New York
March 3, 2004
Except for Note 11 which
is dated March 19, 2004

CONSOLIDATED BALANCE SHEETS

Wireless Telecom Group, Inc.

-ASSETS-

	December 31,
	2003	2002
CURRENT ASSETS:
Cash and cash equivalents	$16,265,765	$15,523,180
Accounts receivable—net of allowance for doubtful accounts of $175,399 and $175,838 for 2003 and 2002, respectively	3,076,080	3,087,983
Inventories	5,903,191	5,484,622
Current portion of deferred tax benefit	264,880	106,000
Prepaid expenses and other current assets	665,366	508,447
TOTAL CURRENT ASSETS	26,175,282	24,710,232
PROPERTY, PLANT AND EQUIPMENT—NET	5,528,931	5,573,316
OTHER ASSETS:
Goodwill	1,351,392	1,351,392
Deferred tax benefit	383,861	386,956
Other assets	184,745	193,700
TOTAL OTHER ASSETS	1,919,998	1,932,048
TOTAL ASSETS	$33,624,211	$32,215,596
-LIABILITIES AND SHAREHOLDERS' EQUITY-
CURRENT LIABILITIES:
Accounts payable	$1,256,672	$692,383
Accrued expenses and other current liabilities	367,437	469,645
Current portion of mortgage payable	40,329	37,401
Income taxes payable	538,986	—
TOTAL CURRENT LIABILITIES	2,203,424	1,199,429
LONG TERM LIABILITIES:
Mortgage payable	3,088,880	3,129,209
Deferred rent payable	43,377	—
Deferred revenue	68,478	—
TOTAL LONG TERM LIABILITIES	3,200,735	3,129,209
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 19,992,378 and 19,875,378 shares issued for 2003 and 2002, respectively	199,924	198,754
Additional paid-in capital	13,100,857	12,904,589
Retained earnings	22,620,700	22,379,333
Treasury stock, at cost—3,049,700 and 2,994,500 shares for 2003 and 2002, respectively	(7,701,429)	(7,595,718)
	28,220,052	27,886,958
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$33,624,211	$32,215,596

The accompanying notes are an integral part of these financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

Wireless Telecom Group, Inc.

	For the Year Ended December 31,
	2003	2002	2001
NET SALES	$19,724,240	$20,747,707	$19,041,838
COSTS AND EXPENSES:
Cost of sales	9,464,878	10,280,865	8,675,257
Selling, general and administrative expenses	8,125,284	7,678,996	5,856,839
Impairment of goodwill	—	—	2,032,051
Interest, dividends and other (income) expense	(441,499)	197,078	(801,580)
TOTAL COSTS AND EXPENSES	17,148,663	18,156,939	15,762,567
INCOME BEFORE PROVISION FOR INCOME TAXES	2,575,577	2,590,768	3,279,271
Provision for income taxes	812,582	823,150	2,062,000
NET INCOME	$1,762,995	$1,767,618	$1,217,271
NET INCOME PER COMMON SHARE:
Basic	$0.10	$0.10	$0.07
Diluted	$0.10	$0.10	$0.07
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	16,904,036	17,080,648	17,746,979
Diluted	17,113,472	17,340,264	18,046,498

The accompanying notes are an integral part of these financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

Wireless Telecom Group, Inc.

	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock at Cost	Total
Balance at December 31, 2000	$197,817	$12,748,855	$21,466,402	$(2,030,036)	$32,383,038
Dividends—$.04 per share	—	—	(704,257)	—	(704,257)
Stock options exercised	260	43,802	—	—	44,062
Purchase of treasury stock	—	—	—	(4,833,014)	(4,833,014)
Net income	—	—	1,217,271	—	1,217,271
Balance at December 31, 2001	198,077	12,792,657	21,979,416	(6,863,050)	28,107,100
Dividends—$.08 per share	—	—	(1,367,701)	—	(1,367,701)
Stock options exercised	677	111,932	—	—	112,609
Purchase of treasury stock	—	—	—	(732,668)	(732,668)
Net income	—	—	1,767,618	—	1,767,618
Balance at December 31, 2002	198,754	12,904,589	22,379,333	(7,595,718)	27,886,958
Dividends—$.09 per share	—	—	(1,521,628)	—	(1,521,628)
Stock options exercised	1,170	196,268	—	—	197,438
Purchase of treasury stock	—	—	—	(105,711)	(105,711)
Net income	—	—	1,762,995	—	1,762,995
BALANCE AT DECEMBER 31, 2003	$199,924	$13,100,857	$22,620,700	$(7,701,429)	$28,220,052

The accompanying notes are an integral part of these financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOW

Wireless Telecom Group, Inc.

	For the Year Ended December 31,
	2003	2002	2001
CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$1,762,995	$1,767,618	$1,217,271
Adjustments to reconcile net income to net cash provided by operating activities:
Impairment of goodwill	—	—	2,032,051
Depreciation and amortization	497,599	592,611	539,743
Deferred revenue	68,478	—	—
Deferred income (benefit) taxes	(155,785)	11,971	(294,492)
Provision for losses on accounts receivable	(439)	11,889	43,192
Write down of investment - other assets	—	499,000	—
Other income	—	(11,096)	(66,672)
Changes in assets and liabilities:
Decrease (increase) in accounts receivable	12,343	(232,334)	868,953
(Increase) decrease in inventory	(418,568)	831,463	(745,317)
(Increase) decrease in prepaid expenses and other current assets	(149,485)	46,378	(259,019)
Increase (decrease) in accounts payable and accrued expenses	505,458	(259,088)	(779,681)
Increase (decrease) in income taxes payable	538,986	(164,650)	150,650
Net cash provided by operating activities	2,661,582	3,093,762	2,706,679
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in Microlab/FXR net of cash received of $2,965,125	—	—	(3,170,206)
Purchase of investment—other assets	—	(16,000)	—
Capital expenditures	(450,816)	(666,072)	(315,159)
Officers' life insurance	(879)	(4,703)	(8,553)
Net cash (used for) investing activities	(451,695)	(686,775)	(3,493,918)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of mortgage note	(37,401)	(34,687)	(32,168)
Dividends paid	(1,521,627)	(1,367,701)	(704,257)
Proceeds from exercise of stock options	197,437	112,609	44,062
Acquisition of treasury stock	(105,711)	(732,668)	(4,833,014)
Net cash (used for) financing activities	(1,467,302)	(2,022,447)	(5,525,377)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	742,585	384,540	(6,312,616)
Cash and cash equivalents, at beginning of year	15,523,180	15,138,640	21,451,256
CASH AND CASH EQUIVALENTS, AT END OF YEAR	$16,265,765	$15,523,180	$15,138,640
SUPPLEMENTAL INFORMATION:
Cash paid during the year for:
Taxes	$195,039	$869,580	$2,397,853
Interest	$238,133	$240,849	$243,367

The accompanying notes are an integral part of these financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

NOTE 1 -	DESCRIPTION OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization and Basis of Presentation:

Wireless Telecom Group, Inc. and Subsidiaries (the Company), develops and manufactures a wide variety of electronic noise sources and testing and measurement instruments, which it sells to customers throughout the United States and worldwide through its foreign sales corporation and foreign distributors to commercial and government customers in the electronics industry. The consolidated financial statements include the accounts of Wireless Telecom Group, Inc. and its wholly-owned subsidiaries, Boonton Electronics Corporation, Microlab/FXR, WTG Foreign Sales Corporation and NC Mahwah, Inc.

As a result of foreign trade agreements entered into by the U.S. government, a company's ability to avail themselves of a FSC has been removed as of December 31, 2002, and as such, the tax benefits generated by such an entity have been eliminated. The U.S. government has established new tax rules applicable to foreign sales, therefore these tax benefits will no longer be available to the Company in 2003. The Company, nevertheless, will continue to service its overseas customers.

On December 21, 2001, the Company acquired Microlab/FXR, a private entity, for the net purchase price of $3,800,000 in cash. The acquisition of Microlab/FXR was recorded under the purchase method of accounting for financial statement purposes. The purchase price was allocated to assets acquired and liabilities assumed based on estimated fair market value at the date of acquisition while the balance of $1,351,000 was recorded as goodwill at December 31, 2001.

Microlab/FXR designs and manufactures high-power, passive microwave components for the wireless infrastructure market and for other commercial, aerospace and military markets. The Company's products are used in microwave systems, Universal Mobile Telecommunications Systems (UMTS), Personal Communications Service (PCS) and cellular communications base stations, television transmitters, avionic systems and medical electronics. Microlab/FXR is one of the leaders in serving the needs of the in-building distributed antenna systems market, which facilitates seamless wireless coverage throughout the insides of buildings and building complexes.

The following pro forma results were developed assuming the acquisition had occurred at the beginning of the earliest period presented.

Unaudited Pro Forma Information For The Year Ended December 31,
2001
Net sales	$26,179,930
Net income	1,552,890
Earnings per share:
Basic	$0.09
Diluted	$0.09

This unaudited pro forma information is not necessarily indicative of the combined results that would have occurred had the acquisition taken place on January 1, 2001, nor are they necessarily indicative of results that may occur in the future.

Use of Estimates:

In preparing financial statements in accordance with accounting principles generally accepted in the United States of America, management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

Concentrations of Credit Risk and Fair Value:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash investments and accounts receivable.

The Company maintains significant cash investments primarily with three financial institutions. The Company performs periodic evaluations of the relative credit rating of these institutions as part of its investment strategy.

Concentrations of credit risk with respect to accounts receivable are limited due to the Company's large customer base. However, at December 31, 2003, primarily all of the Company's receivables do pertain to the telecommunications industry.

The carrying amounts of cash and cash equivalents, trade receivables, other current assets, accounts payable and long term debt approximate fair value.

Cash and Cash Equivalents:

The Company considers all highly liquid investments purchased with a remaining maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of bank and money market accounts and commercial paper, all stated at cost, which approximates market value. As of December 31, 2003 and 2002, the Company had approximately $14,200,000 and $12,500,000 invested in commercial paper and government backed securities, respectively.

Accounts Receivable:

The Company accounts for uncollectible accounts under the allowance method. Potentially uncollectible accounts are provided for throughout the year and actual bad debts are written off to the allowance in a timely fashion.

Inventories:

Raw material inventories are stated at the lower of cost (first-in, first-out method) or market. Finished goods and work-in-process are valued at average cost of production, which includes material, labor and manufacturing expenses.

Inventories consist of:

	December 31,
	2003	2002
Raw materials	$4,084,932	$4,204,838
Work-in-process	757,436	332,506
Finished goods	1,060,823	947,278
	$5,903,191	$5,484,622

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

Fixed Assets and Depreciation:

Fixed assets are reflected at cost, less accumulated depreciation. Depreciation and amortization are provided on a straight-line basis over the following useful lives:

Building and improvements	39 years
Machinery and equipment	5-10 years
Furniture and fixtures	5-10 years
Transportation equipment	3-5 years

Leasehold improvements are amortized over the term of the lease. Repairs and maintenance are charged to operations as incurred; renewals and betterments are capitalized.

Intangible Assets:

Goodwill related to the purchase of the noise generation product line in 1999, aggregating $2,500,000, was to be amortized on a straight line basis over 15 years.

In June 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires goodwill to be tested for impairment under certain circumstances, and written off when impaired, rather than being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001.

In December 2001, the Company identified certain conditions, including an overall weakness in the telecommunications market relating to the noise generation product line, as indicators of asset impairment. These conditions led to forecasted future results that were substantially less than had originally been anticipated at the time of acquisition. In accordance with the Company's policy, management assessed the recoverability of goodwill using a cash flow projection based on the remaining amortization period of twelve years. Based on this projection, the cumulative cash flow over the remaining amortization period was insufficient to recover the remaining unamortized goodwill. As a result, the Company recognized full impairment of this goodwill and recorded a non-cash expense of $2,032,051 for the 2001 year.

On December 21, 2001, the Company acquired Microlab/FXR, which was recorded under the purchase method of accounting for financial statement purposes. The purchase price was allocated to assets acquired and liabilities assumed based on estimated fair market value at the date of acquisition while the balance of $1,351,392 was recorded as goodwill on the accompanying Consolidated Balance Sheet at December 31, 2001. In accordance with Statement of Financial Accounting Standards No. 142, this goodwill will not be amortized, but will be tested for impairment periodically. This goodwill was tested for impairment by an independent valuation consulting firm for the year ended December 31, 2003. The conclusion of this valuation was that this goodwill was not impaired under the Statement of Financial Accounting Standards No. 142 requirements for goodwill impairment testing and consequently no adjustment to goodwill was necessary.

Revenue Recognition:

Revenue from product sales, net of trade discounts and allowances, is recognized once delivery has occurred provided that persuasive evidence of an arrangement exists, the price is fixed or determinable, and collectibility is reasonably assured. Delivery is considered to have occurred when title and risk of loss have transferred to the customer.

Research and Development Costs:

Research and development costs are charged to operations when incurred and are included in operating expenses. The amounts charged for the years ended December 31, 2003, 2002 and 2001 were $2,045,747, $1,918,593 and $1,152,985, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

Advertising Costs:

Advertising expenses are charged to operations during the year in which they are incurred and aggregated $488,038, $492,070 and $534,168 for the years ended December 31, 2003, 2002 and 2001, respectively.

Stock Based Compensation:

The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation" requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized (see Recent Accounting Pronouncements - SFAS No. 148, below).

Income Taxes:

The Company utilizes SFAS 109, "Accounting for Income Taxes" which requires use of the asset and liability approach of providing for income taxes. This statement requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognized the benefit of Boonton's net operating loss carryforward applying a valuation allowance which requires that the tax benefit be limited based on the weight of available evidence and the probability that some portion of the deferred tax asset will not be realized.

Income Per Common Share:

The Company utilizes SFAS 128 "Earnings Per Share" ("SFAS 128"), which changed the method for calculating earnings per share. SFAS 128 requires the presentation of "basic" and "diluted" earnings per share on the face of the income statement. Income per common share is computed by dividing net income by the weighted average number of common shares and common equivalent shares outstanding during each period.

Recent Accounting Pronouncements:

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure - an Amendment to FASB Statement No. 123." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods for transition to SFAS No. 123's fair value method of accounting for stock-based compensation. As amended by SFAS No. 148, SFAS No. 123 also requires additional disclosure regarding stock-based compensation in annual and condensed interim financial statements. The new disclosure requirements are effective immediately and are reflected in Note 5.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivatives and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard is effective for contracts entered into or modified after June 30, 2003. This standard had no impact on the Company's financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity." This standard requires that certain financial instruments embodying an obligation to transfer assets or to issue equity securities be classified as liabilities. It is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is generally effective July 1, 2003. This standard had no impact on the Company's financial statements.

Reclassifications:

Certain prior years information has been reclassified to conform to the current year's reporting presentation.

NOTE 2 -	PROPERTY, PLANT AND EQUIPMENT:

Property, plant and equipment, consists of the following:

	December 31,
	2003	2002
Building and improvements	$3,557,186	$3,557,186
Machinery and equipment	3,018,939	2,881,906
Furniture and fixtures	600,926	551,745
Transportation equipment	91,841	115,318
Leasehold improvements	797,282	576,518
	8,066,174	7,682,673
Less: accumulated depreciation and amortization	3,237,243	2,809,357
	4,828,931	4,873,316
Add: land	700,000	700,000
	$5,528,931	$5,573,316

NOTE 3 -	OTHER ASSETS:

Other assets consist primarily of an investment in equity securities of a non-affiliated company and security deposits relating to the Company's leased properties. In early 2000, the Company invested $500,000 in an investment bank focused on technology start-ups. In December 2002, the investment was determined to be substantially overvalued and a write down of $499,000 was recorded as an other expense. The Company does not have any other investments in equity securities.

NOTE 4 -	MORTGAGE PAYABLE:

In December 1999, the Company exercised its option to purchase a facility, which was previously being leased, for a purchase price of $4,225,000 (including land). At the time of closing, the Company assumed the mortgage note, on this property, in the amount of $3,263,510. This note bears interest at an annual rate of 7.45%, requires monthly payments of principal and interest of $23,750 and matures in August 2013.

Maturities of mortgage principal payments for the next five years are $40,329, $43,485, $46,889, $50,559, and $54,517, respectively and $2,893,430 thereafter.

NOTE 5 -	SHAREHOLDERS' EQUITY:

The Company paid quarterly cash dividends aggregating $1,521,627, $1,367,701 and $704,257 for the years ending December 31, 2003, 2002 and 2001, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

In June 1998, the Company retained J.W. Genesis as its financial adviser. In connection with this appointment, the Company issued to J.W. Genesis, warrants to acquire 250,000 shares of the Company's common stock at a price of $3.0625 per share, the fair market value at the date of issuance. These warrants expired in June 2003.

The Company's 1995 Incentive Stock Option Plan ("the Plan") has authorized the grant of options, to purchase up to a maximum of 1,750,000 shares of common stock, to officers and other key employees. Prior to 1995, the Company had established an Incentive Stock Option Plan under which options to purchase up to 1,500,000 shares of common stock were available to be granted to officers and other key employees. All options granted have 10 year terms and vest and become fully exercisable after a maximum of five years from the date of grant.

During 2000, the stockholders approved the Company's 2000 Stock Option Plan. The 2000 Plan provides for the grant of ISOs and NQSOs in compliance with the Code to employees, officers, directors, consultants and advisors of the Company who are expected to contribute to the Company's future growth and success. 1,500,000 shares of Common Stock are reserved for issuance upon the exercise of options under the 2000 Plan. All options granted have 10 year terms and vest and become fully exercisable after a maximum of five years from the date of grant.

A summary of stock activity, and related information for the years ended December 31, follows:

	Options	Weighted Average Exercise Price
Outstanding, December 31, 2000	2,203,580	$2.49
Weighted average fair value of options granted during the year	2.41
Granted	147,000	2.69
Exercised	(26,000)	1.69
Canceled	(27,000)	2.63
Outstanding, December 31, 2001	2,297,580	2.51

Weighted average fair value of options granted during the year	2.51
Granted	465,000	2.31
Exercised	(59,867)	1.88
Canceled	(56,000)	2.50
Outstanding, December 31, 2002	2,646,713	2.49

Weighted average fair value of options granted during the year	0.86
Granted	265,000	2.14
Exercised	(117,000)	1.69
Canceled	(321,633)	2.70
Outstanding, December 31, 2003	2,473,080	2.47

Options exercisable:
December 31, 2001	821,031	2.78
December 31, 2002	1,234,955	2.63
December 31, 2003	1,524,699	2.52

Exercise prices for options outstanding as of December 31, 2003 ranged from $1.69 to $6.75. The weighted average remaining contractual life of these options is seven years.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

Equity Compensation Plans:

The following table summarizes information, as of December 31, 2003, relating to equity compensation plans of the Company pursuant to which grants of options or other rights to acquire shares may be granted from time to time:

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	2,473,080	$2.47	743,633
Equity compensation plans not approved by security holders	0	0	0
Total	2,473,080	$2.47	743,633

(1)	These plans include the Company's 1995 and 2000 Stock Option Plans.

Pro forma information regarding net income and earnings per share is required by FASB Statement 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair values for these options were estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2003, 2002 and 2001, respectively; risk-free interest rates of 2.4%, 3.5% and 4.5%, dividend yields of 8%, 2% and 2%; volatility factors of the expected market price of the Company's common stock of 86%, 76% and 63%; and a weighted average expected life of the options of seven years.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility.

Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options vesting period. The Company's pro forma information follows:

	2003	2002	2001
Net income:
As reported	$1,762,995	$1,767,618	$1,217,271
Pro forma	1,636,256	1,562,986	1,051,239
Basic earnings per share:
As reported	$.10	$.10	$.07
Pro forma	.10	.09	.06
Diluted earnings per share:
As reported	$.10	$.10	$.07
Pro forma	.10	.09	.06

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

NOTE 6 -	OPERATIONAL INFORMATION AND EXPORT SALES:

Sales:

The Company's operations are in a single industry segment and involve the manufacture of various types of electronic test equipment. All of the Company's assets are domestic.

For the years ended December 31, 2003, one customer accounted for 11% of total sales. This customer had an accounts receivable balance of approximately $475,000 at December 31, 2003. For the years ended 2002 and 2001, no customer accounted for more than 10% of total sales.

In addition to its in-house sales staff, the Company uses various manufacturers representatives to sell its products. For the years ended December 31, 2003 and 2002, no representative accounted for more than 10% of total sales. For the year ended 2001, one representative accounted for 10% of total sales.

Export sales which are all transacted in US dollars, were approximately 33%, 34% and 37% of total sales for the years ended December 31, 2003, 2002 and 2001, respectively. Export sales by geographic location are as follows:

	2003	2002	2001
Asia	$2,959,000	$3,391,000	$2,162,000
Europe	2,921,000	3,047,000	3,074,000
Other	655,000	655,000	1,750,000
	$6,535,000	$7,093,000	$6,986,000

Purchases:

No third party supplier accounted for more than 10% of the Company's total inventory purchases for 2003 or 2002. One third party supplier accounted for approximately 15% of the Company's total inventory purchases for 2001.

NOTE 7 -	401(k) PROFIT SHARING PLAN:

During the year ended December 31, 1990, the Company adopted a resolution to institute a 401(k) profit sharing plan effective January 1, 1991, to cover all eligible employees. Contributions to the plan for the years ended December 31, 2003, 2002 and 2001 aggregated $106,214, $99,947 and $70,548, respectively.

NOTE 8 -	INCOME TAXES:

The components of income tax expense related to income are as follows:

	December 31,
	2003	2002	2001
Current:
Federal	$619,226	$553,887	$2,156,780
State	355,434	193,263	496,890
Deferred:
Federal	(155,785)	57,000	(556,400)
State	(6,293)	19,000	(35,270)
	$812,582	$823,150	$2,062,000

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

The following is a reconciliation of the maximum statutory federal tax rate to the Company's effective tax rate:

	December 31,
	2003	2002	2001
	% of Pre Tax Earnings	% of Pre Tax Earnings	% of Pre Tax Earnings
Statutory federal income tax rate	34.0%	34.0%	34.0%
State income tax net of federal tax benefit	8.3	5.4	5.6
Benefits from Foreign Sales Corporation	0.0	(6.5)	(0.6)
Benefit from deferred tax adjustment	(6.1)	0.0	0.0
Other, including research and development credit	(4.7)	(1.1)	(1.2)
Non deductible impairment charge	0.0	0.0	25.1
	31.5%	31.8%	62.9%

The components of deferred income taxes are as follows:

	December 31,
	2003	2002
Deferred tax assets:
Uniform capitalization of inventory costs for tax purposes	$185,950	$37,927
Allowances for doubtful accounts	78,930	100,338
Deferred costs	—	98,425
Tax effect of goodwill impairment	845,914	298,798
Net operating loss carryforward	1,087,602	541,034
	2,198,396	1,076,522
Valuation allowance for deferred tax assets	(1,160,109)	(466,413)
	1,038,287	610,109
Deferred tax liabilities:
Tax over book depreciation	(389,546)	(75,829)
Other	—	(41,324)
Net deferred tax asset	$648,741	$492,956

NOTE 9 -	COMMITMENTS AND CONTINGENCIES:

Warranties:

The Company provides one year warranties on of all its products covering both parts and labor. The Company, at its option, repairs or replaces products that are defective during the warranty period if the proper preventive maintenance procedures have been followed by its customers. The costs related to these warranties are not certain and cannot be reasonably estimated. In addition, based upon past experience, these costs have been minimal and therefore, no provision for these costs has been made.

Leases:

The Company leases a 45,700 square foot facility located in Hanover Township, Parsippany, New Jersey, which is currently being used as its principal corporate headquarters and manufacturing plant. The term of the lease agreement is for ten years beginning on October 1, 2001 and ending September 30, 2011. The lease also contains an option to terminate the lease effective September 30, 2006.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

The Company also leases a 23,100 square foot facility located in Livingston, New Jersey, which is occupied by Microlab/FXR. The original term of the lease was for ten years commencing on March 4, 1996. During the year 2003, the Company exercised an option to cancel the original lease as of the last day of February 2004. Additionally, the Company agreed to a separate three month lease extension through May 31, 2004. As of June 1, 2004, Microlab/FXR will relocate its operations to the Hanover Township, Parsippany facility.

The Company is also responsible for its proportionate share of the cost of utilities, repairs, taxes and insurance. The future minimum lease payments are shown below:

2004	$484,235
2005	418,917
2006	434,150
2007	441,767
2008	457,000
Thereafter	1,310,066
$3,546,135

Rent expense for the years ended December 31, 2003, 2002 and 2001 was $663,658, $561,361 and $567,439, respectively.

On July 14, 1998 the Company entered into a 15 year lease for a 44,000 square foot facility located in Mahwah, New Jersey. This new facility was leased to serve as the headquarters and manufacturing plant for one of the Company's divisions which was sold in 1999. In December 1999, the Company exercised its option to purchase this building. In November 2000, the Company entered into an agreement to lease this property to an unrelated third party. Rental income for 2003 was $379,219. This lease, which terminates in 2013, provides for annual rental income of $379,219 throughout the lease term.

The Company leases certain equipment under operating lease arrangements. These operating leases expire in various years through 2009. One of these leases may be renewed at the end of three years. Future payments consist of the following at December 31, 2003:

2004	$60,713
2005	51,042
2006	50,226
2007	50,226
2008	47,618
Thereafter	15,438
$275,263

Environmental Contingencies:

Following an investigation by the New Jersey Department of Environmental Protection (NJDEP) in 1982, of the waste disposal practices at a certain site formerly leased by Boonton, the Company put a ground water management plan into effect as approved by the NJDEP. Costs associated with this site are charged directly to income as incurred. The owner of this site has notified the Company that if the NJDEP investigation proves to have interfered with a sale of the property, the owner may seek to hold the Company liable for any loss it suffers as a result. However, corporate counsel has informed management that, in their opinion, the lessor would not prevail in any lawsuit filed due to the imposition by law of the statute of limitations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Wireless Telecom Group, Inc.

Costs charged to operations in connection with the water management plan amounted to approximately $10,000 and $18,000 for the years ended December 31, 2003 and 2002, respectively. The Company estimates the expenditures in this regard for the fiscal year ending December 31, 2004 will amount to approximately $12,000. The Company will continue to be liable under the plan in all future years until such time as the NJDEP releases it from all obligations applicable thereto.

NOTE 10 -	RELATED PARTY TRANSACTIONS:

In 2003, the Company utilized the advertising service of SGW Integrated Marketing Communications. One of the Directors of the Company, Mr. Andrew Scelba, served as President and Chairman of the Board of SGW. He retired from this position in 2000 and currently performs consulting services on a limited basis. Total fees paid to SGW in 2003 were approximately $59,000.

In January 2002, the Company paid $140,000 to GALEG, LLC for its services in connection with the identification and acquisition of Microlab/FXR. Mr. Karabet "Gary" Simonyan and members of his immediate family are among the members of GALEG, LLC. Mr. Simonyan is the Company's founder, Non-Executive Chairman of the Board and past Chief Executive Officer and President. These services and compensation all occurred before Mr. Simonyan rejoined the Board as a Director in March 2002.

NOTE 11 -	SUBSEQUENT EVENT:

On March 19, 2004, the Company announced the resignation of Mr. Edward Garcia as Chairman of the Board, Chief Executive Officer and President of the Company. As per the terms of his separation agreement, Mr. Garcia was paid $685,000. This event has been disclosed in a form 8-K filed by the Company and will be recorded as an expense in the first quarter results of 2004.

NOTE 12 -	SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED):

The following is a summary of selected quarterly financial data (in thousands, except per share amounts).

2003	Quarter
	1st	2nd	3rd	4th
Net sales	$4,153	$4,836	$5,187	$5,549
Gross profit	2,084	2,383	2,815	2,977
Operating income	83	447	912	692
Net income	118	367	647	631
Diluted net income per share	$.01	$.02	$.04	$.04

2002	Quarter
	1st	2nd	3rd	4th
Net sales	$5,082	$5,541	$5,106	$5,019
Gross profit (1)	2,357	2,788	2,534	2,788
Operating income (2)	530	807	648	803
Net income	369	536	432	431
Diluted net income per share	$.02	$.03	$.03	$.02

(1)	Restated for the reclassification of research and development expense.

(2)	Restated for the reclassification of building depreciation expense.

WIRELESS TELECOM GROUP, INC.
SCHEDULE II
VALUATION AND QUALIFYING ACCOUNTS
FOR EACH OF THE THREE YEARS ENDED DECEMBER 31,

Allowance for doubtful accounts:

	Balance at beginning of year	Provisions	Deductions	Balance at end of year
2003	$175,838	$—	$(439)	$175,399
2002	113,950	61,888	—	175,838
2001	70,758	43,192	—	113,950

Allowance for deferred tax valuation:

	Balance at beginning of year	Provisions	Deductions	Balance at end of year
2003	$466,413	$693,696	$—	$1,160,109
2002	1,362,891	—	(896,478)	466,413
2001	271,742	1,091,149	—	1,362,891

WIRELESS TELECOM GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	SEPTEMBER, 30 2004	DECEMBER 31, 2003
	(unaudited)
– ASSETS –
CURRENT ASSETS:
Cash and cash equivalents	$14,577,414	$16,265,765
Accounts receivable—net of allowance for doubtful accounts of $124,705 and $175,399 for 2004 and 2003, respectively	3,911,091	3,076,080
Inventories	6,370,332	5,903,191
Current portion of deferred tax asset	264,227	264,880
Prepaid expenses, taxes and other current assets	543,339	665,366
TOTAL CURRENT ASSETS	25,666,403	26,175,282
PROPERTY, PLANT AND EQUIPMENT—NET	5,957,252	5,528,931
OTHER ASSETS:
Goodwill	1,351,392	1,351,392
Deferred tax asset	—	383,861
Other assets	212,063	184,745
TOTAL OTHER ASSETS	1,563,455	1,919,998
TOTAL ASSETS	$33,187,110	$33,624,211
– LIABILITIES AND SHAREHOLDERS' EQUITY –
CURRENT LIABILITIES:
Accounts payable	$692,063	$1,256,672
Accrued expenses and other current liabilities	468,352	367,437
Current portion of mortgage payable	42,674	40,329
Income taxes payable	—	538,986
TOTAL CURRENT LIABILITIES	1,203,089	2,203,424
LONG TERM LIABILITIES:
Mortgage payable	3,056,575	3,088,880
Deferred rent payable	136,523	111,855
TOTAL LONG TERM LIABILITIES	3,193,098	3,200,735
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 20,273,501 and 19,992,378 issued for 2004 and 2003, respectively	202,735	199,924
Additional paid-in-capital	13,591,415	13,100,857
Retained earnings	22,698,202	22,620,700
Treasury stock at cost, −3,049,700 shares	(7,701,429)	(7,701,429)
TOTAL SHAREHOLDERS' EQUITY	28,790,923	28,220,052
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$33,187,110	$33,624,211

See accompanying notes

WIRELESS TELECOM GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
NET SALES	$5,943,863	$5,187,062	$17,014,713	$14,175,678
COSTS AND EXPENSES:
Cost of sales	2,768,510	2,371,621	7,719,629	6,893,014
Operating expenses	2,246,820	1,903,261	7,293,188	5,840,457
Interest and other income	(144,863)	(126,502)	(384,403)	(469,282)
Interest expense	58,708	59,447	176,691	178,866
TOTAL COSTS AND EXPENSES	4,929,175	4,207,827	14,805,105	12,443,055
INCOME BEFORE INCOME TAXES	1,014,688	979,235	2,209,608	1,732,623
PROVISION FOR INCOME TAXES	230,125	332,458	590,261	600,377
NET INCOME	$784,563	$646,777	$1,619,347	$1,132,246
NET INCOME PER COMMON SHARE:
BASIC	$0.05	$0.04	$0.09	$0.07
DILUTED	$0.05	$0.04	$0.09	$0.07

See accompanying notes

WIRELESS TELECOM GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	For the Nine Months Ended September 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,619,347	$1,132,246
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	349,271	345,651
Deferred rent	24,668	—
Deferred income taxes	384,514	—
Provision for losses on accounts receivable	(50,694)	10,848
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(784,317)	169,078
(Increase) in inventories	(467,141)	(103,001)
Decrease in prepaid expenses and other current assets	122,028	120,719
Decrease in other assets	12,031	—
(Decrease) increase in accounts payable and accrued expenses	(463,694)	1,324
(Decrease) increase in income taxes payable	(538,986)	218,023
Net cash provided by operating activities	207,027	1,894,888
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(775,192)	(216,880)
Costs associated with potential acquisition	(68,587)	—
Cash surrender value—officer's life insurance	33,940	—
Increase in real estate escrow	(7,104)	(7,104)
Net cash (used for) investing activities	(816,943)	(223,984)
CASH FLOWS FROM FINANCING ACTIVITIES
Payments of mortgage note	(29,960)	(27,785)
Acquisition of treasury stock	—	(105,711)
Cash dividends paid	(1,541,845)	(1,013,478)
Proceeds from exercise of stock options/warrants	493,370	189,000
Net cash (used for) financing activities	(1,078,435)	(957,974)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,688,351)	712,930
Cash and cash equivalents, at beginning of year	16,265,765	15,523,180
CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$14,577,414	$16,236,110
SUPPLEMENTAL INFORMATION:
Cash paid during the period for:
Taxes	$743,336	$154,259
Interest	$176,691	$178,866

See accompanying notes

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Wireless Telecom Group, Inc.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES AND POLICIES

The condensed, consolidated balance sheet as of September 30, 2004 and the condensed, consolidated statements of operations for the three and nine month periods ended September 30, 2004 and 2003 and the condensed, consolidated statements of cash flows for the nine month periods ended September 30, 2004 and 2003 have been prepared by the Company without audit. The consolidated financial statements include the accounts of Wireless Telecom Group, Inc. and its wholly-owned subsidiaries Boonton Electronics Corporation, Microlab/FXR, WTG Foreign Sales Corporation and NC Mahwah, Inc.

In the opinion of management, the accompanying condensed consolidated financial statements referred to above contain all necessary adjustments, consisting of normal accruals and recurring entries, which are necessary to present fairly the Company's results for the interim periods being presented.

The accounting policies followed by the Company are set forth in Note 1 to the Company's financial statements included in its annual report on Form 10-K for the year ended December 31, 2003, which note is incorporated herein by reference. Specific reference is made to that report for a description of the Company's securities and the notes to financial statements included therein, since certain information and footnote disclosures normally included in financial statements in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted from this report.

The results of operations for the three and nine month periods ended September 30, 2004 and 2003 are not necessarily indicative of the results to be expected for the full year.

Certain prior years' information has been reclassified to conform to the current year's reporting presentation.

NOTE 2 - INCOME PER COMMON SHARE

Income per common share is computed by dividing the net income by the weighted average number of common shares and common equivalent shares outstanding during each period. As promulgated in SFAS 128 "Earnings Per Share" ("SFAS 128"), SFAS 128 requires the presentation of "basic" and "diluted" earnings per share on the face of the income statement.

NOTE 3 - SHAREHOLDERS' EQUITY

During the nine months ended September 30, 2004, no shares were repurchased by the Company, under the stock repurchase program authorized by the Board of Directors on November 27, 2000 and as amended on October 5, 2001.

NOTE 4 - GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets". In accordance with SFAS No. 142, intangible assets, including purchased goodwill, must be evaluated for impairment. Those intangible assets that will continue to be classified as goodwill or as other intangibles with indefinite lives are no longer amortized, but will be tested for impairment periodically. During 2003, the goodwill relating to the acquisition of Microlab/FXR was tested for impairment by an independent valuation consulting firm for the year ended December 31, 2003. The conclusion of the valuation was that this goodwill was not impaired under Statement of Financial Accounting Standards No. 142 requirements for goodwill impairment testing. Additional testing will be done at the end of this year and each year going forward to continue to test for impairment of goodwill.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Wireless Telecom Group, Inc.

NOTE 5 - ACCOUNTING FOR STOCK OPTIONS

The Company accounts for its stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and has adopted the disclosure-only alternative of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," as amended by SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure."

The following table illustrates the effect on net income and earnings per share had compensation expense for the employee stock-based plans been recorded based on the fair value method under SFAS No. 123:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
Net income:
As reported	$784,563	$646,777	$1,619,347	$1,132,246
Pro forma	754,358	636,944	1,532,110	1,015,341
Basic earnings per share:
As reported	$.05	$.04	$.09	$.07
Pro forma	.04	.04	.09	.06
Diluted earnings per share:
As reported	$.05	$.04	$.09	$.07
Pro forma	.04	.04	.09	.06

NOTE 6 - COMMITMENTS AND CONTINGENCIES

The Company's former CEO, who resigned in March 2004, is now employed by the Company as an outside engineering consultant on a week-to-week basis. The Company has agreed to pay this former CEO at a weekly rate of $1,600 for a minimum of 20 hours per week. This verbal agreement can be terminated at any time.

NOTE 7 - SUBSEQUENT EVENT

On October 5, 2004, Wireless Telecom Group, Inc., a New Jersey corporation ("WTT"), entered into a stock purchase agreement (the "Purchase Agreement") with Willtek Communications GmbH, a limited liability corporation organized under the laws of Germany ("Willtek"), Damany Holding GmbH, a limited liability corporation organized under the laws of Germany and the owner of approximately 20% of Willtek's outstanding capital stock ("Damany"), and Investcorp Technology Ventures LP, a limited partnership organized under the laws of the Cayman Islands and the owner of approximately 80% of Willtek's outstanding capital stock ("Investcorp", together with Damany, the "Willtek Shareholders"), pursuant to which WTT has agreed to acquire all of the outstanding capital stock of Willtek from the Willtek Shareholders. As a result of the proposed acquisition, Willtek will become a wholly-owned subsidiary of WTT. Willtek, based in Ismaning, Germany, is a leading provider of solutions that enable manufacturers and operators of wireless communications devices to test mobile phones, air interface, and base stations of cellular networks. Willtek's product range includes high-speed, state-of-the-art test and measurement solutions for handsets and wireless devices, as well as for radio frequencies and network testing tasks.

Under the terms of the Purchase Agreement, WTT will purchase all of the outstanding capital stock of Willtek in exchange for an aggregate purchase price of $7,000,000 in cash and 8,000,000 shares of WTT common stock, par value $0.01 per share (the "Purchase Price"), 1,000,000 of which shares will be deposited into an escrow account at the closing of the acquisition for a period of one year to secure the indemnification obligations of the Willtek Shareholders under the Purchase Agreement, and

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Wireless Telecom Group, Inc.

the assumption of certain existing liabilities and obligations valued at $4.8 million. Based on the $2.40 closing price per share of WTT common stock on October 4, 2004 on the American Stock Exchange, the value of the Purchase Price for the proposed acquisition is approximately $26.2 million. The Purchase Agreement does not provide for an adjustment in the number of shares of WTT common stock to be issued to the Willtek Shareholders in the acquisition in the event of a fluctuation in the market value of WTT common stock. Giving effect to the proposed acquisition, the Willtek Shareholders would own approximately 32% of the outstanding shares of WTT common stock.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Willtek Communications GmbH

We have audited the accompanying consolidated balance sheets of Willtek Communications GmbH as of March 31, 2004 and 2003, and the related consolidated statements of operations, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Willtek Communications Incorporated, a wholly-owned subsidiary, which statements reflect total assets of EUR 4,604,232 as of March 31, 2003, and total revenues of EUR 5,902,319 for the eleven months then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Willtek Communications Incorporated, is based solely on the report of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Willtek Communications GmbH at March 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young AG

Ernst & Young AG Wirtschaftsprufungsgesesellschaft

Munich, Germany

December 13, 2004

CONSOLIDATED BALANCE SHEETS
Willtek Communications GmbH
All Amounts in EURO

	March 31, 2004	March 31, 2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	1.394.331	1.134.526
Accounts receivable (net of allowance for doubtful accounts of EUR 150,648 in FY 2004, EUR 155,638 in FY 2003)	2.952.418	2.101.279
Accounts receivable with related parties	0	1.501.374
Inventories	2.513.084	3.803.822
Prepaid expenses and other current assets	664.444	731.639
TOTAL CURRENT ASSETS	7.524.277	9.272.640
Property, plant and equipment—net	1.013.578	1.062.946
NON CURRENT ASSETS:
Goodwill	0	749.797
Intangible assets	127.513	303.042
Cash surrender value of pension insurance	995.872	935.346
Loan to shareholder	90.674	100.000
Other assets	129.138	36.536
TOTAL NON CURRENT ASSETS	1.343.197	2.124.721
TOTAL ASSETS	9.881.052	12.460.307
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	1.357.507	2.068.825
Accrued expenses and other current liabilities	849.998	1.150.725
Accrued expenses employees	616.932	862.052
Payables to shareholders	425.193	309.485
Deferred tax liabilities	8.359	6.763
Income taxes payable	12.990	132.981
Deferred revenue	197.041	175.633
TOTAL CURRENT LIABILITIES	3.468.020	4.706.464
LONG TERM LIABILITIES:
Provisions for pensions and similar obligations	2.605.718	2.273.122
Liabilities to shareholders	3.757.275	2.302.888
SHAREHOLDERS' EQUITY:
Subscribed capital	120.000	120.000
Additional paid-in capital	14.036.078	14.054.404
Accumulated deficit	-10.688.162	-9.856.679
Accumulated other comprehensive loss	-475.721	-308.409
Net loss for the period	-2.942.156	-831.483
	50.039	3.177.833
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	9.881.052	12.460.307

See accompanying notes

CONSOLIDATED STATEMENTS OF OPERATIONS
Willtek Communications GmbH
All Amounts in EURO

	For the year ended
	March 31, 2004	March 31, 2003
Net revenue	21.833.830	12.920.091
Net revenue with related parties	0	9.715.474
Cost of sales	10.457.318	11.593.277
Gross Profit	11.376.512	11.042.288
Operating Expenses
Selling expenses	6.299.363	6.050.412
General and administrative expenses	2.418.623	2.799.517
Research and development	4.854.539	5.034.739
Impairment of goodwill	668.653	0
Total Operating Expenses	14.241.178	13.884.668
Other income	615.934	3.181.903
Other expenses	577.884	935.861
Interest income	5.080	9.003
Interest expenses	254.731	189.312
LOSS BEFORE INCOME TAXES	-3.076.267	-776.647
Provision (benefit) for income taxes	-134.111	54.836
NET LOSS	-2.942.156	-831.483

See accompanying notes

CONSOLIDATED STATEMENTS OF CHANGES IN SHARE HOLDERS' EQUITY
Willtek Communications GmbH
All Amounts in EURO

	Subscribed Capital	Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total	Comprehensive Loss
As at March 31, 2002	120.000	8.789.899	-22.254	-9.856.679	-969.034
Transfer to the capital reserve pursuant to the resolution of May 22, 2002	0	2.689.500	0	0
Transfer to the capital reserve pursuant to the resolution of March 27, 2003	0	2.575.005	0	0
Foreign currency translation adjustment	0	0	-286.155	0		-286.155
Net loss	0	0	0	-831.483		-831.483
Total comprehensive loss						-1.117.638
As at March 31, 2003	120.000	14.054.404	-308.409	-10.688.162	3.177.833
Merger with Willtek Communications Holding GmbH	0	-18.326	0	0
Foreign currency translation adjustment	0	0	-167.312	0		-167.312
Net loss	0	0	0	-2.942.156		-2.942.156
Total compehensive loss						-3.109.468
As at March 31, 2004	120.000	14.036.078	-475.721	-13.630.318	50.039

See accompanying notes

CONSOLIDATED STATEMENTS OF CASH FLOWS
Willtek Communications GmbH
All Amounts in EURO

	For the year ended
	March 31, 2004	March 31, 2003
CASH FLOW FROM OPERATING ACTIVITIES :
Net loss	-2.942.156	-831.483
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	480.219	501.999
Amortization of purchased intangibles	148.096	183.631
Impairment of goodwill	668.653	0
Accrued interest	235.103	22.172
Deferred Taxes	1.596	-53.278
Forgiveness of payables	0	-2.865.000
Provision for doubtful accounts	28.706	16.401
Provision for Inventory reserve	-688.166	758.400
Provision for pension and similar obligations	332.596	-870.956
Provision for warranty reserves	-117.102	-8.446
Changes in operating assets and liabilities, net of effect from acquisitions:
Accounts receivable	621.529	1.181.682
Inventories	1.978.904	-94.586
Prepaids expenses and other current assets	392.823	-505.665
Accounts payable, accrued expenses and other liabilities	-1.042.681	2.651.286
Cash surrender value	-60.526	-177.762
Other Assets	-418.230	378.281
Deferred revenue	21.408	175.633
Income taxes payable	-119.991	0
Net cash used in operating activities	-479.219	462.309
Cash flows from investing activities:
Purchase of property and equipment	-532.093	-361.255
Proceeds from disposals of property, plant and equipment	79.490	54.811
Officer loan	0	-100.000
Net cash used in investing activities	-452.603	-406.444
Cash flows provided by financing activities:
Proceeds from repayment of notes receivables from officer loan	9.326	0
Increase in liabilities to shareholders	1.219.284	1.000.000
Net cash provided by financing activities	1.228.610	1.000.000
Effect of exchange rates on cash	-36.983	-68.543
Net increase in cash	259.805	987.322
Cash and cash equivalents, beginning of period	1.134.526	147.204
Cash and cash equivalents, end of period	1.394.331	1.134.526
Supplemental disclosures of cash flow information:
Non-cash financing activities:
Acquisition of Willtek Inc.		-2.689.500
Increase in Additional paid-in capital persuant to
shareholders dated March 22, 2002 (non cash) resolution		2.689.500
Increase in Additional paid-in capital persuant to
shareholders dated March 27, 2003 (non cash) resolution		2.575.005

See accompanying notes

Schedule of long-lived Assets for Financial Year 2003/2004

						Accumulated amortization/depreciation					Net carrying amounts
	Apr. 1, 2003	Currency change	Cost Additions	Disposals	Mar. 31, 2004	Apr. 1, 2003	Currency change	Additions	Disposals	Mar. 31, 2004	Mar. 31, 2004	Mar. 31, 2003
	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR

1. Intangible assets
Finite lived intangible assets	486.673	-52.667	0	0	434.006	183.631	-25.234	148.096	0	306.493	127.513	303.042
	486.673	-52.667	0	0	434.006	183.631	-25.234	148.096	0	306.493	127.513	303.042
2. Property, plant and equipment
a. Land and buildings	213.116	0	0	0	213.116	150.331	0	21.740	0	172.071	41.045	62.785
b. Plant and equipment	1.785.408	-21.339	176.860	98.226	1.842.703	1.136.176	-6.359	258.520	31.986	1.356.351	486.352	649.232
c. Other plant and equipment	1.570.919	-7.027	355.233	10.503	1.908.622	1.229.242	-861	199.959	5.899	1.422.441	486.181	341.677
d. Assets under construction	9.252	-606	0	8.646	0	0	0	0	0	0	0	9.252
	3.578.695	-28.972	532.093	117.375	3.964.441	2.515.749	-7.220	480.219	37.885	2.950.863	1.013.578	1.062.946
	4.065.368	-81.639	532.093	117.375	4.398.447	2.699.380	-32.454	628.315	37.885	3.257.356	1.141.091	1.365.988

See accompanying notes

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The Company:

Willtek and subsidiaries (the Company), develops and markets a wide variety of equipment that measures the quality of radio frequencies (RF), applied in two markets: The product group Terminal Test includes instruments used to test wireless devices ("terminals") in development, production or repair. The product group Air Interface includes field instruments used to test wireless network performance, cell site coverage and base stations, as well as all other applications ("general purpose") requiring RF spectrum analysis. These products are sold worldwide to hand set manufacturers, technical service companies and other customers through the Company's own sales force and distributors.

The consolidated financial statements as of March 31, 2004 include the accounts of Willtek Communications GmbH (parent company) and its wholly-owned subsidiaries, Willtek Communications Ltd. (United Kingdom), Willtek Communications SARL (France), and Willtek Communications Inc. (USA).

On April 30, 2002, Willtek Communications Holding GmbH (WillCo Holding) signed a Master Purchase Agreement (MPA) with Dynatech Holdings GmbH (Dynatech, an Acterna group company) and Acterna LLC (Acterna) to purchase all the shares of Acterna Munchen GmbH (later renamed to Willtek Communications GmbH - Willtek). The purchase price consisted of a loan in the amount of 2,5 Million USD and cash to be paid in installments.

Acterna Munchen GmbH held a 100% investment in a UK subsidiary and (as part of the MPA) formed a US Subsidiary in Indianapolis in which Acterna LLC sold / transferred net assets for a 2,5 Million USD consideration.

On May 22, 2002, the shares of Willtek were transferred from Dynatech to WillCo Holding. Immediately after this a Security Assignment Agreement (SAA) dated May 22, 2002 was signed, in which to secure repayment of loan and purchase price, a 51% share in Willtek was assigned to Dynatech.

As WillCo Holding did not pay the entire remaining purchase price as stipulated in the MPA by October 1, 2002, Dynatech sold the 51% stake of Willtek to Investcorp Technology Ventures L.P. (Investcorp) in accordance with a Share Purchase and Transfer Agreement (SPTA) dated March 3, 2003.

Summary of Significant Accounting Principles:

Basis of Consolidation

The accompanying consolidated statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S.-GAAP"). The assets, liabilities and results of operations of the above mentioned companies in which the Company has controlling interest have been consolidated. All significant intercompany balances have been eliminated.

Foreign Currency Translation

The Company's financial statements are prepared in euros. The functional currency of each of the Company's subsidiaries is the local currency in which each subsidiary is located. Assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the balance sheet date. Revenues and expenses are translated at average rates of exchange in effect during the year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

Differences arising from translation are recorded to "Accumulated other comprehensive income (loss)". Transactions in foreign currencies are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated for inclusion in the consolidated balance sheet are recognized in the statement of income and are included in "Other income (expenses), net" for that period. The foreign currency exchange gain (loss) recognized in the Statement of operations was KEUR (130) and KEUR (482) for the years ended March 31, 2004 and 2003, respectively.

The exchange rates used to translate the assets and liabilities were as of the last business day of the year for the years ended March 31, 2004 and 2003 for the U.S. dollar and Great Britain pound. The rates used to translate the assets and liabilities in the balance sheets, and the average rates used to translate the statements of operations were as follows:

Currency rate, Balance Sheet

	Mar. 31, 2004	Mar. 31, 2003
USD / EUR	1.2258	1.0931
GBP / EUR	0.6684	0.6483

Currency rate, Statement of Operations
	2003/2004	2002/2003
USD / EUR	1.1813	0.9912
GBP / EUR	0.6947	0.6425

Use of Estimates

In preparing financial statements in accordance with accounting principles generally accepted in the United States of America, management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

Cash and cash equivalents

All short-term liquid financial assets with an original term of three months or less at the date of purchase, are classified as cash and cash equivalents. Cash and cash equivalents consist of bank balances and cash on hand.

Fair value of financial instruments

The carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued compensation and other accrued liabilities, approximate fair value because of their short maturities. Fair value of long-term debt is based on discounted cash flow analyses using interest rates at which similar loans would be made to borrowers with similar credit ratings.

Inventories

Inventories are stated at the lower of cost (on a first-in, first-out basis) or market. The Company evaluates ending inventories for estimated excess quantities and obsolescence. This evaluation includes analyses of sales levels by product and projections of future demand within specific time horizons,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

generally twelve and 24 months. Inventories in excess of future demand are written down. In addition, the Company assesses the impact of changing technology on its inventory-on-hand and writes-off inventories that are considered obsolete.

Property, plant and equipment and intangible assets (other than goodwill)

Property, plant and equipment is stated at cost and is depreciated on a straight-line basis over its estimated useful life. The estimated useful life is 3 years for computer hardware, 5 to 10 years for machinery, office equipment and other machinery, and up to 25 years for buildings. Leasehold improvements are amortized over the estimated useful lives of the assets or the related lease term, whichever is shorter.

The historical cost of assets that are either sold or scrapped is eliminated after deduction of accumulated depreciation. Gains and losses on the sale of fixed assets are shown as "Other income" or "Other expenses" respectively. Maintenance and repairs are expensed when incurred.

Intangible assets consist of proprietary technology which is amortized over a two year period which approximates the marketable life of the technology and customer related intangible assets, which are amortized on an accelerated basis over a twenty year period.

Impairment of long-lived assets

The Company reviews its long-lived assets (other than goodwill) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The company assesses the recoverability of the long-lived assets (other than goodwill) by comparing the estimated undiscounted cash flow associated with the related asset or group of assets against their respective carrying amounts. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value, which is typically calculated using discounted expected future cash flows. As of March 31, 2004 and 2003, the Company believes that no such impairment exists.

Goodwill

Goodwill represents the excess of acquisition costs over the estimated fair value of net assets acquired in a business combination.

The Company performs goodwill impairment tests annually during the fourth quarter of the fiscal year, and more frequently if an event or circumstance indicates that an impairment loss has occurred. Circumstances that could trigger an impairment test include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; an adverse action or assessment by a regulator; unanticipated competition; loss of key personnel; the likelihood that a reporting unit or significant portion of a reporting unit will be sold or otherwise disposed of; results of testing for recoverability of a significant asset group within a reporting unit; and recognition of a goodwill impairment loss in the financial statements of a subsidiary that is a component of a reporting unit.

The Company performs the impairment tests at the reporting unit level. The tests are performed by determining the fair values of the reporting units using a discounted future cash flow model and comparing those fair values to the carrying values of the reporting units, including goodwill. If the fair value of a reporting unit is less than its carrying value, the Company then allocates the fair value of the unit to all the assets and liabilities of that unit as if the reporting unit's fair value was the purchase price to acquire the reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of the goodwill. If the carrying amount of the reporting unit's goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

Significant judgments and assumptions are required in the forecast of future operating results used in the preparation of the estimated future cash flows, including profit margins, long-term forecasts of the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

amounts and timing of overall market growth and the Company's percentage of that market, grouping of assets, discount rates and terminal growth rates.

Concentrations of credit and other risks

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and cash equivalents with high credit-quality financial institutions. The Company has not experienced any losses on its deposits of cash and cash equivalents.

The Company performs ongoing credit evaluations of its customers' financial condition and maintains an allowance for doubtful accounts based upon the expected collectibilty of all accounts receivables. The Company does not require any collateral from its customers.

The Company is not able to predict changes in the financial stability of customers. Any material change in the financial status of any one or a group of customers could have a material effect on the Company's results of operations and financial condition. Although such losses have been within management's expectations to date, there can be no assurance that such allowances will continue to be adequate. At March 31, 2004 and 2003, one customer accounted for 24.1% and 41.7% of the Company's gross accounts receivable, respectively.

For the year ended March 31, 2004, one customer (Acterna Group) accounted for 30% of total sales. For the year ended March 31, 2003, one customer accounted for 43% of total sales.

Research and development

Research and development costs are expensed in the period in which they are incurred and are included in operating expenses.

Shipping and handling costs

Shipping and handling costs are recorded as cost of sales. Amounts that the Company can bill to customers are recorded as revenues.

Income taxes

The Company utilizes SFAS 109, "Accounting for Income Taxes", which requires use of the asset and liability approach of providing for income taxes. This statement requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue recognition

Revenue from product sales, net of trade discounts and allowances, is recognized once delivery has occurred provided that persuasive evidence of an arrangement exists, the price is fixed or determinable, and collectibilty is reasonably assured. Delivery is considered to have occurred when title and risk of loss have transferred to the customer.

The Company also generates revenue from services. Revenue from service is recognized after the service is performed, and all other criteria for revenue recognition have been met, or is recognized ratably over the life of the corresponding service periods.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

Warranty

Customers typically receive a warranty of twelve months for delivered products. Warranty costs are accounted for in accordance with SFAS No. 5, "Accounting for Contingencies". A provision for estimated warranty costs is recorded based on product shipments.

Allowances for doubtful accounts

The Company performs ongoing credit evaluations of its customers' financial condition. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability or unwillingness of its customers to make required payments. The Company evaluates the collectability of its accounts receivable based on a combination of factors. In cases where the Company is aware of circumstances that may impair a specific customer's ability to meet its financial obligations to the Company, the Company records a specific allowance against the amounts due to the Company, and thereby reduces the net recognized receivable to the amount the Company reasonably believes will be collected. For all other customers, the Company recognizes allowances for doubtful accounts based on the length of time the receivables are past due, industry and geographic concentrations, the current business environment and the Company's historical experience. The Company records its bad debt expenses as selling and administrative expenses.

Advertising costs

Advertising costs are expensed as incurred. Advertising expenses amounted to KEUR 513 and KEUR 570 for the years ended March 31, 2004 and 2003, respectively.

Comprehensive income

The Company's accumulated other comprehensive income consists of changes in foreign currency translation adjustments.

2.    RECENT ACCOUNTING PRONOUNCEMENTS

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity". This standard requires that certain financial instruments embodying an obligation to transfer assets or to issue equity securities be classified as liabilities. It is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is generally effective July 1, 2003. This standard had no impact on the Company's financial statements.

3.    CERTAIN BALANCE SHEET COMPONENTS

Inventories consist of:

	March 31, 2004 EUR	March 31, 2003 EUR
Raw materials	1,215,068	1,845,176
Work in process	980,349	1,475,392
Finished goods and merchandise	317,667	483,254
	2,513,084	3,803,822

Prepaid expenses and other assets:

Other assets consist primarily of an employer's pension liability insurance policy of EUR 995,872 in FY 2004 and EUR 935,346 in FY 2003 to fund the liabilities of the pension plan and demo inventory which is recorded at cost and depreciated over a two year period.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

Fixed assets:

Refer to the Schedule of long lived assets.

Goodwill and purchased intangibles assets:

In connection with the sale of the Company by Acterna in May 2002, a US Subsidiary, Willtek Communications Inc. was founded in which certain assets and liabilities from the Acterna Indianapolis Business Unit were purchased for a consideration of USD 2,500,000. The allocation of the purchase price to the assets and liabilities resulted in the recognition of intangible assets and goodwill. All intangible assets and goodwill result from the acquisition of Willtek Communications Inc. by the Company.

At March 31, 2003, goodwill amounted to EUR 749,797. As of March 31, 2004, goodwill, prior to the impairment discussed below, amounted to EUR 668,653. The difference to prior year results from foreign currency translation only.

The Company's impairment test for the year ended March 31, 2003, resulted in no impairment. The impairment test as of March, 31, 2004, resulted in the impairment of the full value of the goodwill (EUR 668,653) as a result from lower market valuations and reduced estimates of investments in mobile phone testing equipment in the future.

The intangible assets were as follows:

	March 31, 2004 EUR	March 31, 2003 EUR
Customer relationship	220,266	246,996
Proprietary technology	213,740	239,677
	434,006	486,673
Accumulated amortization	-306,493	-183,631
	127,513	303,042

Proprietary technology is amortized on a straight-line basis over a two year period, which approximates the marketable life of the technology (carrying value at March, 31, 2004: 8,907 EUR).

Customer related intangible assets are amortized on an accelerated basis over a twenty year period. As of March, 31, 2004, the carrying value of customer related intangibles was 118,606 EUR.

The amortization expense for the succeeding five years is estimated as follows:

March 31, 2005	EUR 26,386
March 31, 2006	EUR 20,583
March, 31 2007	EUR 16,056
March 31, 2008	EUR 12,525
March 31, 2009	EUR 9,771

Product Warranties:

In general, the Company offers a one-year warranty for its products. The Company provides reserves for the estimated costs of product warranties at the time revenue is recognized. The Company estimates the costs of its warranty obligations based on its historical experience of known products failure rates, use of materials to repair or replace defective products and service delivery costs incurred in correcting product failures. In addition, from time to time, specific warranty accruals may be made if unforeseen technical problems arise with specific products. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

The following table presents the changes in the Company's warranty reserve during FY 2004 and FY 2003:

	March 31, 2003	Utilization	Provision	March 31, 2004
	EUR	EUR	EUR	EUR
Warranty provisions	110,190	107,276	117,102	120,016

	March 31, 2002	Utilization	Provision	March 31, 2003
	EUR	EUR	EUR	EUR
Warranty provisions	187,033	85,289	8,446	110,190

Accrued pension liabilities:

The Company maintains a non-contributory, defined benefit pension plan covering former employees. Provisions to the pension accruals were made in accordance with SFAS No. 87 "Employers' Accounting for Pensions" as supplemented by SFAS No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits, an amendment of FASB Statement No. 87, 88 and 106". The Company purchased life insurance to cover the actual net present value of the pension obligations. The cash surrender value of these insurance policies amounted to KEUR 996 and KEUR 935 as of March 31, 2004 and 2003. The amounts are independent of the defined benefit plan and do not constitute assets of the plan. The accrued pension liability as of March 31, 2004 and 2003 was calculated in March 2004 and 2003, respectively.

The funded status of the defined benefit plans were as follows:

Change in projected benefit obligation (PBO):	2003 / 2004	2002 / 2003
	KEUR	KEUR
PBO at beginning of financial year	1,303	1,194
Service cost	52	49
Interest cost	75	71
Actuarial (gain) and loss	20	1
Pension payments	14	12
PBO at end of financial year	1,436	1,303
Change in plan asset:	2003 / 2004	2002 / 2003
	KEUR	KEUR
Plan asset at beginning of financial year	344	323
Expected return	21	21
Expected value at end of period	365	344
Market value at end of period	340	344
Actuarial loss / (gain)	25	0
Reconciliation of funded status as of :	March 31, 2004	March 31, 2003
	KEUR	KEUR
PBO end of period	1,436	1,303
Plan asset end of period	340	344
Funded Status	1,096	959
Unrecognized actuarial (gain) / loss	(275)	(340)
Accrued Pension Cost	1,371	1,299

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

Balance-sheet reconciliation:	March 31, 2004	March 31, 2003
	KEUR	KEUR
Accrued pensions cost beginning of period	1,299	1,229
Net periodic pension cost	85	81
Expected benefit payments	(13)	(11)
Accrued pension cost end of period	1,371	1,299

Components of net periodic pension costs for:

	2003 / 2004	2002 / 2003
	KEUR	KEUR
Service cost	52	49
Interest cost	75	71
Expected return on plan asset	21	21
Amortization of (gains) / losses	(21)	(18)
Net periodic pension cost	85	81
The following averages were used to calculate pension commitments:
Weighted average assumptions:	2003 / 2004	2002 / 2003
Discount rate	5.75%	6.0%
Rate of compensation increase	1.5%	1.5%

Estimated future payments:

2004/2005:	2005/2006:	2006/2007:	2007/2008:	2008/2009:	2009/2013:
KEUR 36	KEUR 44	KEUR 44	KEUR 44	KEUR 47	KEUR 277

Shareholders' equity:

The parent company is a limited company. The subscribed capital of EUR 120,000 has been paid in and has not changed in the period March 31, 2002 to March 31, 2004.

Shareholders' resolutions are passed with a simple majority of votes cast, unless statutory law or the Articles of Association specify any other majority. Each EUR 50 of a share grants one vote.

The additional paid - in capital increased in the financial year 2002/2003 from EUR 8,789,899 in 2001/2002 to EUR 14,054,404 based on two shareholders' resolutions dated May 22, 2002 and March 27, 2003.

With the resolution dated May 22, 2002, the sole shareholder, Willtek Communications Holding GmbH resolved to contribute to the additional paid-in capital an amount of EUR 2,689,500. The shareholder made such contribution in the form of repayment of a loan between Acterna LLC and Willtek Communications Inc. according to the Master Purchase Agreement dated April 30, 2002.

A voluntary contribution in the amount of EUR 2,575,005 to the additional paid - in capital was made by Investcorp Technology Ventures L.P. (Investcorp). In order to fulfill this commitment Investcorp waived its claim for repayment of the loan which was originally granted by Acterna LLC to Willtek Communications GmbH and transferred to Investcorp in connection with the change of ownership.

The additional paid - in capital decreased in the financial year 2003/2004 from EUR 14,054,404 to EUR 14,036,078 in connection with a down stream merger. The shareholder Willtek Communications Holding GmbH was merged into the Parent Company. In exchange for the extinction of their shares in Willtek Communications Holding GmbH, its shareholders received the shares Willtek Communications Holding GmbH held in the Company.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

The Company has not paid dividends in the years ended March 31, 2004 and 2003.

As of March 31, 2003, the shareholders of the parent company were Investcorp Technology Ventures, L.P., Grand Cayman, Cayman Islands (51%) and Willtek Communications Holding GmbH, Ismaning, Germany (49%).

As of March 31, 2004, the shareholders of the parent company were Investcorp Technology Ventures, L.P., Grand Cayman, Cayman Islands (80,908%) and Damany Holding GmbH, Ismaning, Germany (19,092%).

Income taxes:

Components of the provision for income taxes are as follows:

	March 31, 2004	March 31, 2003
	EUR	EUR
Current taxes
Germany	-71,846	0
Foreign	-63,861	99,132
Deferred taxes
Foreign	1,596	-44,296
Provision (benefit) for income taxes	-134,111	54,836

The following table shows the reconciliation from expected income tax based on the domestic federal statutory income tax rate of 37.34% for 2003 and 2004 to the actual tax expense / benefit recorded in the consolidated financial statements.

	March 31, 2004	March 31, 2003
	EUR	EUR
Loss before income taxes	3,076,267	776,647
Expected benefit at statutory rate	-1,148,678	-290,000
Non deductible expenses	70,899	153,991
Change in allowance on deferred tax asset	1,133,395	196,216
Tax effect related to prior years	-136,460	0
Local tax rate differences	-53,267	-5,371
Provision (benefit) for income taxes	-134,111	54,836

Deferred tax assets and liabilities are summarized as follows:

	March 31, 2004	March 31, 2003
	EUR	EUR
Short term deferred tax assets
Demo equipment	100,362	62,510
Other equipment	25,039	12,559
Accrued vacation pay	59,431	27,608
Intangibles and goodwill	132,622	41,956
Bad debt reserve	14,844	0
Inventory	19,170	0
Accrued warranty	20,373	0
Other	0	3,261
Total short term tax assets	371,841	147,894

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

	March 31, 2004	March 31, 2003
	EUR	EUR
Long term deferred tax assets
Long services accrual	18,999	17,205
Pension accrual	193,582	188,402
Early retirement accrual	282,816	167,448
Goodwill	107,166	126,371
Tax loss carry forwards	2,315,671	1,857,243
Deferred revenue	160,959	133,774
Tax loss carry forwards	314,834	13,859
Total long term deferred tax assets	3,394,027	2,504,302

Allowance	-3,765,868	-2,632,473

Total deferred tax asset	0	19,723
Short term deferred tax liabilities
Inventory	0	19,723
Fixed assets	8,359	6,763
Total short term deferred tax liabilities	8,359	26,486
Total deferred tax liability	8,359	26,486
Deferred tax liability net	8,359	6,763

A valuation allowance for all deferred tax assets has been recorded, as the realization of deferred tax assets is considered uncertain.

In evaluating the ability to recover deferred tax assets, the Company considers all available positive and negative evidence including but not limited to past operating results, the existence of cumulative losses in the most recent fiscal years, forecasts of future taxable income and existing deferred tax liabilities. The tax loss carry forwards, the expiration and origin of the tax loss carry forwards as of March 31, 2004, are presented below:

Country of Origin	Amount in KEUR	Year of expiration of loss carry forwards
Germany (Trade tax on income)	6,091	none
Germany (Corporate tax)	6,247	none
United States	802	2023/2024

4.    OPERATIONAL INFORMATION AND EXPORT SALES:

Sales:

The Company's operations are in a single industry segment and involve the manufacture and servicing of various types of electronic test equipment. The Company's assets are located in Germany and in the countries where its subsidiaries are located, specifically the United Kingdom, France and the USA.

In addition to its in-house sales staff, the Company uses various distributors and manufacturers representatives to sell its products. For the years ended March 31, 2004 and 2003, one distributor (Acterna Group) accounted for 30% and 43% of total sales respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

The geographical distribution of sales was as follows:

	EMEA	Americas	Asia/Pacific	Consolidated
	EUR	EUR	EUR	EUR
Revenues from third parties	13,484,998	4,268,910	4,079,922	21,833,830
(Prior year)	(8,917,457)	(7,378,378)	(6,339,730)	(22,635,565)

Purchases:

One third party supplier (Zollner Elektronik GmbH) accounted for more than 30% of the Company's total inventory purchases for FY 2004 and 25% for FY 2003.

Contingent liabilities and litigation:

The Company may be subject to litigation from time to time in the ordinary course of business. As of March 31, 2004, the Company's management and its legal advisors are not aware of any claims which could have a material adverse effect on the business, net assets, financial position or results of the Company.

Leases and other financial commitments:

The Company has entered into lease and rental agreements for the offices located in Ismaning (Germany), Chessington (United Kingdom), Roissy (France), Indianapolis (USA), Singapore and Shanghai (People's Republic of China). Based on the actual agreements, the financial obligations for the years following the balance sheet date are (prior year was KEUR 5,902):

Year ending March 31,	KEUR
2005	1,300
2006	1,313
2007	1,271
2008	1,178
2009	863
and thereafter	0
5,925

5.    RELATED PARTY TRANSACTIONS:

The Company extended a loan to its CEO, Cyrille Damany, in the year ended March 31, 2003, amounting to EUR 100,000 as of March 31, 2003. In the year ended March 31, 2004, an amount of EUR 9,326 has been paid back; ending value as of March 31, 2004 was EUR 90,674. Conditions: interest rate 8% p.a., term until March 31, 2006.

In 2002/2003 Damany Holding GmbH, shareholder of the Company, charged EUR 61,000 for management fees; Investcorp charged EUR 248,485. Both amounts are shown as payables to shareholders.

The liabilities to shareholders as of March 31, 2003 include interest due to Acterna amounting to EUR 18,884. Further included is a loan granted by the shareholder Investcorp Technology Ventures L.P. amounting to EUR 1,000,000, plus EUR 3,288 accrued interest. In addition to that, the balance includes payable due to Investcorp amounting to EUR 1,280,716, which had been taken over by Investcorp from Acterna.

In 2003/2004, an additional shareholder loan amounting to EUR 2,500,000 was granted by Investcorp. This loan was netted against the EUR 1,280,716 payable taken over by Investcorp from Acterna, so

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 2003/2004

Willtek Communications GmbH, Ismaning/ Germany

that the total loan granted by Investcorp amounts to EUR 3,500,000 as of March 31, 2004, plus EUR 257,275 accrued interest. Conditions are: interest rate of 8% p.a.; interest costs are accrued by the Company; repayment of principal and accrued interest upon termination, term until March 01, 2008. Management fees charged by Investcorp in financial year 2004 were EUR 127,356.

During the year 2002/2003, Acterna was also a related party as it held a voting interest in the Company. Acterna charged interest in the amount of EUR 242,986. Sales and receivables against Acterna are shown as net revenue from related parties and as accounts receivable with related parties.

As part of the MPA, Acterna forgave trade payable in the amount of EUR 2,865,000, which is recorded as other income in 2003.

6.    SUBSEQUENT EVENTS:

On October 5, 2004, Wireless Telecom Group, Inc., announced that it entered into a definitive agreement to acquire all of Willtek's outstanding subscribed capital.

Closing of this share purchase will require approval of Wireless Telecom Group's shareholders. Wireless Telecom Group expects to close the transaction by no later than March 31, 2005.

At the closing of the acquisition, Wireless Telecom Group will enter into a shareholders' agreement with Willtek's two shareholders, Investcorp Technology Ventures L.P. and Damany Holding GmbH.

The shareholders' agreement will provide that, upon the closing of the acquisition, Wireless Telecom Group's board of directors will consist of seven directors, four of which will be existing directors of Wireless Telecom Group and three of which will be designated by Investcorp and Damany.

WILLTEK COMMUNICATIONS GmbH
CONSOLIDATED BALANCE SHEETS
(unaudited)
All amounts in kEuro

	September 30, 2004	March 31, 2004
ASSETS
Current Assets:
Cash and cash equivalents	388,245	1,394,331
Accounts receivable (net of allowance for doubtful accounts of EUR 157.173 in Sept., EUR 150.648 in March)	3,392,259	2,952,418
Accounts receivable with related parties	—	—
Inventories	2,305,314	2,513,084
Prepaid expenses and other current assets	711,573	664,444
Total Current Assets	6,797,391	7,524,277
Property, plant and equipment—net	1,008,735	1,013,578
Non Current Assets:
Goodwill	—	—
Intangible assets	117,000	127,513
Cash surrender value of pension insurance	995,872	995,872
Loan to shareholder	86,768	90,674
Other assets	284,660	129,138
Total Non Current Assets	1,484,300	1,343,197
TOTAL ASSETS	9,290,426	9,881,052
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable	1,645,487	1,357,507
Accrued expenses and other current liabilities	1,165,130	849,998
Accrued expenses employees	562,866	616,932
Payables to shareholders	453,563	425,193
Deferred tax liabilities	8,359	8,359
Income taxes payable	23,869	12,990
Deferred revenue	128,295	197,041
Total Current Liabilities	3,987,569	3,468,020
Long Term Liabilities:
Provisions for pensions and similar obligations	2,547,766	2,605,718
Liabilities to shareholders	3,897,449	3,757,275
Total Long Term Liabilities	6,445,215	6,362,993
Shareholders' Equity:
Subscribed capital	120,000	120,000
Additional paid-in capital	14,036,078	14,036,078
Accumulated deficit	(13,630,320)	(10,688,162)
Accumulated other comprehensive loss	(463,379)	(475,721)
Net loss for the period	(1,204,737)	(2,942,156)
	(1,142,358)	50,039
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	9,290,426	9,881,052

WILLTEK COMMUNICATIONS GmbH
CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
All amounts in kEuro

	For the Six Months Ended September 30,
	2004	2003
Net revenue	10,316,564	11,263,413
Net revenue with related parties	—	—
Cost of sales	4,515,277	5,067,604
Gross Profit	5,801,287	6,195,809
Operating Expenses
Selling expenses	3,544,431	2,715,669
General and administrative expenses	937,247	1,461,792
Research and development	2,370,440	2,310,392
Impairment of goodwill	—	—
Total Operating Expenses	6,852,118	6,487,853
Other income	—	(5,520)
Other expenes	—	—
Interest income	—	—
Interest expenses	139,906	113,775
Loss Before Income Taxes	(1,190,737)	(411,339)
Provision (benefit) for income taxes	14,000	6,316
Net Loss	(1,204,737)	(417,655)

WILLTEK COMMUNICATIONS GmbH
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
All amounts in kEuro

	For the Six Months Ended September 30,
Cash Flow from Operating Activities:	2004	2003
Net (loss)	(1,204,737)	(417,655)
Adjustments to reconcile net (loss) to net cash (used for) operating activities
Depreciation	219,736	272,000
Amortization of intangibles	20,196	77,911
Accrued interest	140,174	113,813
Provision for doubtful accounts	6,525	14,353
Provision for Inventory reserve	(12,897)	(257,060)
Provision for pensions and similar obligations	(57,952)	22,236
Provision for warrenty reserve	1,108	1,930
(Increase) in accounts receivables	(446,366)	(127,092)
(Increase) in prepaid expenses and other current assets	(47,129)	230,584
Decrease (increase) in inventories	220,667	224,714
Increase (decrease) in accounts payables	456,524	(229,577)
(Decrease) in accrued employee compensation	(54,066)	(388,355)
(Decrease) in accrued expenses	173,850	(27,600)
Income taxes	10,879	(132,981)
Deferred revenue	(68,746)	80,105
Other non current assets	(155,522)	(37,214)
Net cash (used for) operating activities	(797,756)	(579,888)
Cash Flows from Investing Activities
Total capital expenditures	(214,893)	(245,387)
Net cash (used for) Investing Activities	(214,893)	(245,387)
Cash Flows from Financing Activities
Proceeds from repayment of notes receivable from officer loan	3,906	—
Issuance of loans—shareholders	—	1,197,112
Other change in shareholders equity	—	—
Net cash provided by Financing Activities	3,906	1,197,112
Foreign exchange rate adjustment	2,659	(24,036)
Net (Decrease) Increase in Cash and Cash Equivalents	(1,006,086)	347,800
Cash and Cash Equivalents at Beginning of Period	1,394,331	1,134,526
Cash and Cash Equivalents at End of Period	388,245	1,482,326

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Willtek Communications GmbH, Ismaning/ Germany

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES AND POLICIES

The condensed, consolidated balance sheet as of September 30, 2004 and the condensed, consolidated statements of operations for the six-month periods ended September 30, 2004 and 2003 and the condensed, consolidated statements of cash flows for the six-month periods ended September 30, 2004 and 2003 have been prepared by the Company without audit. The consolidated financial statements include the accounts of Willtek Communications GmbH (parent company) and its wholly-owned subsidiaries, Willtek Communications Ltd. (United Kingdom), Willtek Communications SARL (France), and Willtek Communications Inc. (USA).

In the opinion of management, the accompanying condensed consolidated financial statements referred to above contain all necessary adjustments, consisting of normal accruals and recurring entries, which are necessary to present fairly the Company's results for the interim periods being presented.

The accounting policies followed by the Company are set forth in Note 1 to the Company's financial statements for the year ended March 31, 2004, which note is incorporated herein by reference. Specific reference is made to the notes to financial statements included therein, since certain information and footnote disclosures normally included in financial statements in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted from this report.

The results of operations for the six-month periods ended September 30, 2004 and 2003 are not necessarily indicative of the results to be expected for the full year.

Foreign currency translation

The Company's financial statements are prepared in euros. The functional currency of each of the Company's subsidiaries is the local currency in which each subsidiary is located. Assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the balance sheet date. Revenues and expenses are translated at average rates of exchange in effect during the year. Differences arising from translation are recorded to "Accumulated other comprehensive income (loss)". Transactions in foreign currencies are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated for inclusion in the consolidated balance sheet are recognized in the statement of income and are included in "other income (expenses), net" for that period.

The exchange rates used to translate the assets and liabilities were as of the last business day of the year ended March 31, 2004, and of the six months period ended 30.09.2004 for the U.S. dollar and Great Britain pound. The rates used to translate the assets and liabilities in the balance sheets, and the average rates used to translate the statements of operations were as follows:

Currency rate, Balance Sheet
	Sep. 30, 2004	Mar. 31, 2004
USD / EUR	1.2369	1.2258
GBP / EUR	0.6879	0.6684

Currency rate, Statement of Operations
April 1 – Sept 30, 2004
USD / EUR	1.2168
GBP / EUR	0.6747

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Willtek Communications GmbH, Ismaning/ Germany

NOTE 2 – SHAREHOLDERS' EQUITY

During the six months ended September 30, 2004 and 2003, shareholder's equity remained unchanged.

NOTE 3 – CERTAIN BALANCE SHEET COMPONENTS

Inventories

Inventories consist of:

	Sept. 30, 2004	March 31, 2004
	EUR	EUR
Raw materials	831.853	1,215,068
Work in process	941.543	980,349
Finished goods and merchandise	531.919	317,667
	2.305.315	2,513,084

Accrued pension liabilities:

No significant changes in the contributions paid or expected to be paid when compared to the amounts disclosed in the March, 31, 2004 financial statements have occurred.

Income taxes:

Due to the continuing loss situation a full valuation allowance has been set up against tax loss carry forwards generated for the six month periods ended September 30, 2004 and 2003.

NOTE 4 – COMPREHENSIVE LOSS

The Company's accumulated other comprehensive loss of € (463,379) as of September 30, 2004 and € (401,028) as of September 30, 2003, consists of changes in foreign currency translation adjustments.

NOTE 5 – CONTINGENT LIABILITIES AND LITIGATION

The Company may be subject to litigation from time to time in the in the ordinary course of business. As September 30, 2004, the Company's management and its legal advisors are not aware of any claims which could have a material adverse effect on the business, net assets, financial position or results of the Company.

NOTE 6 – SUBSEQUENT EVENTS

On October 5, 2004, Wireless Telecom Group, Inc., announced that it entered into a definitive agreement to acquire all of Willtek's outstanding subscribed capital.

Closing of this share purchase will require approval of Wireless Telecom Group's shareholders. Wireless Telecom Group expects to close the transaction by no later than March 31, 2005.

At the closing of the acquisition, Wireless Telecom Group will enter into a shareholders' agreement with Willtek's two shareholders, Investcorp Technology Ventures L.P. and Damany Holding GmbH.

The shareholders' agreement will provide that, upon the closing of the acquisition, Wireless Telecom Group's board of directors will consist of seven directors, four of which will be existing directors of Wireless Telecom Group and three of which will be designated by Investcorp and Damany.

LfA Foerderbank Bayern, a public bank of the State of Bavaria, has offered on November 18 a subsidized loan facility to the company (to be paid out until May 2005 through Commerzbank AG) from a program designed to support R&D activities of selected local high-tech companies. Conditions are: interest free until June 2008; 4% interest thereafter; repayment from December 2008 through June 2014. As of January 5, 2005, the company has not yet drawn on this facility.

Annex A

STOCK PURCHASE AGREEMENT

Dated October 5, 2004

among

INVESTCORP TECHNOLOGY VENTURES LP,

DAMANY HOLDING GMBH,

WILLTEK COMMUNICATIONS GMBH

and

WIRELESS TELECOM GROUP, INC.

i

ii

iii

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT dated October 5, 2004 (this "AGREEMENT"), among Investcorp Technology Ventures LP, a limited partnership organized under the laws of the Cayman Islands ("INVESTCORP"), Damany Holding GmbH, a limited liability corporation organized under the laws of Germany and registered with the commercial register of the local court (Amtsgericht) of Munich under No. HRB 142 984 ("DAMANY" and together with Investcorp, the "SELLERS"), Willtek Communications GmbH, a limited liability corporation organized under the laws of Germany and registered with the commercial register of the local court (Amtsgericht) of Munich under No. HRB 46 733 (the "COMPANY"), and Wireless Telecom Group, Inc., a New Jersey corporation (the "PURCHASER").

Purchaser desires to purchase from Sellers, and Sellers desire to sell to Purchaser, all the issued and outstanding shares of capital stock of the Company (the "SHARES") on the terms and subject to the conditions set forth in this Agreement.

Accordingly, the parties hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF THE SHARES; AND CLOSING

SECTION 1.01.    PURCHASE AND SALE OF THE SHARES.     On the terms and subject to the conditions of this Agreement, at the Closing, in reliance on the representations and warranties of Purchaser contained herein, Sellers shall sell and transfer to Purchaser and, in reliance on the representations and warranties of Sellers contained herein, Purchaser shall purchase from Sellers, the Shares for an aggregate purchase price of US$7,000,000 (the "CASH CONSIDERATION") plus 8,000,000 shares (the "WIRELESS SHARES") of Purchaser's newly issued common stock, par value US$.01 per share (the "PURCHASER COMMON STOCK") (collectively, the "PURCHASE PRICE"). Purchaser shall pay the Purchase Price on the Closing Date in accordance with the provisions set forth in Section 1.03 hereof. The Purchase Price shall be allocated among the Sellers as set forth in Schedule 1.01. The purchase of the Shares is referred to herein as the "ACQUISITION".

SECTION 1.02.    CLOSING DATE.     The closing of the Acquisition (the "CLOSING") shall take place at the offices of Greenberg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, New York 10166, at 10:00 a.m., Eastern Standard Time, on the second (2nd) Business Day following the satisfaction (or, to the extent legally permitted, the waiver) of the conditions set forth in Article V, or at such other place, time and date as may be agreed by Sellers and Purchaser. The date on which the Closing occurs is referred to in this Agreement as the "CLOSING DATE". The Closing shall be deemed to be effective as of the close of business on the Closing Date.

SECTION 1.03.    TRANSACTIONS TO BE EFFECTED AT THE CLOSING.     Subject to the fulfillment (or, to the extent legally permitted, the waiver) of the conditions set forth in Article V, at the Closing:

(a)    (i) Each of the Sellers and the Purchaser shall duly execute and deliver a share transfer and assignment agreement substantially in the form attached hereto as Exhibit A (the "SHARE TRANSFER AGREEMENT"), such Share Transfer Agreement to be recorded in front of a German or Basle Notary Public; and (ii) each Seller shall deliver to Purchaser (A) each of the certificates, instruments and agreements required to be delivered by each of the Sellers pursuant to Article V hereof and (B) such other documents as Purchaser may reasonably request in connection with the Closing.

(b)    Purchaser shall deliver to Sellers: (i) the Cash Consideration by wire transfer of immediately available funds to accounts designated in writing at least two (2) Business Days before the Closing Date by the Sellers; (ii) certificates representing 7,000,000 Wireless Shares in the denominations as set forth in Schedule 1.03(b) (the "CLOSING SHARES"); (iii) each of the certificates, instruments and agreements required to be delivered by Purchaser pursuant to Article V hereof; and (iv) such other documents as Sellers may reasonably request in connection with the Closing.

(c)    Purchaser shall deposit or cause to be deposited certificates representing 1,000,000 Wireless Shares (the "INDEMNIFICATION SHARES") in escrow with American Stock Transfer & Trust Company, as escrow agent (the "ESCROW AGENT"), to secure the indemnification obligations of the Sellers as set forth in Article VII pursuant to the terms of an escrow agreement substantially in the form attached hereto as Exhibit B (the "INDEMNIFICATION ESCROW AGREEMENT").

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller, jointly and severally, hereby represents and warrants to Purchaser as follows:

SECTION 2.01.    ORGANIZATION AND STANDING OF SELLERS AND COMPANY.

(a)    Investcorp is a limited partnership validly existing under the laws of the Cayman Islands, and Damany is a limited liability company (GmbH) duly organized and validly existing under the laws of Germany and registered with the commercial register of the local court (Amtsgericht) of Munich under No. HRB 142 984. Each of Investcorp and Damany is not in bankruptcy, liquidation or receivership (and no order therefor has been presented or threatened and no notice of appointment of any liquidator, receiver, administrative receiver or administrator has been given). Until December 31, 2007, each of the Sellers covenants and agrees that (i) neither Investcorp nor Damany shall effect or permit to be effected any liquidation, or otherwise effect or permit to be effected any merger, consolidation or other organic change in their corporate or partnership organization, and (ii) Investcorp shall maintain at least US$10.0 million in assets and Damany shall maintain at least US$2.0 million in assets.

(b)    The Company is a limited liability company (GmbH) duly organized and validly existing under the laws of Germany and registered in the commercial register of the local court (Amtsgericht) of Munich under No. HRB 46 733. The articles of association (Satzung) of the Company, as amended by the Company's shareholders' meeting on December 19, 2003 and as submitted to the commercial register accompanied with a notarial certificate by Notary Public Walter Dietrich dated December 19, 2003, are currently valid and in full force and effect and no further amendments thereto have since been resolved or have come into effect. Since the last entry dates shown on the extract from the commercial register (February 4, 2004) no entries have been made and there are no pending registration requests to the commercial register. There are no facts which must be entered in the commercial register but have not yet been entered; in particular, no shareholders' resolutions have been passed which must be entered in the commercial register but are not registered in the Commercial Register. There are no agreements relating to the organization and constitution of the Company and there are no obligations to enter into any new agreements, resolutions or arrangements relating to the organization or constitution of the Company to which Purchaser would be subject as a consequence of the Acquisition.

(c)    Each of the Company's Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of incorporation, which jurisdiction is set forth opposite its name on Schedule 2.01(c). Except as set forth in Schedule 2.01(c), the Company has no Subsidiaries.

(d)    The Company and each of its Subsidiaries has full corporate power and authority to enable it to own, lease or otherwise hold its properties and assets, perform all its respective obligations under any Contract to which it is a party, and to carry on its business as presently conducted. The Company and each of its Subsidiaries is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except for any such failure as would not have a Material Adverse Effect on the Company.

(e)    The Company's Articles of Association as amended by the Company's shareholders' meeting on December 19, 2003 and as submitted to the commercial register accompanied with a notarial certificate by Notary Public Walter Dietrich dated December 19, 2003, which Sellers have made available or delivered to Purchaser, are a true, complete and correct copy of the Company's

Articles of Association, and each of its Subsidiaries' Articles of Incorporation and Bylaws or similar organizational documents, each as amended to date, which Sellers have made available or delivered to Purchaser, are a true, complete and correct copy of the Subsidiaries' Articles of Incorporation and Bylaws or similar organizational documents (collectively the "COMPANY'S ORGANIZATIONAL DOCUMENTS"). The Company's Organizational Documents so delivered are in full force and effect and have not been subsequently amended.

SECTION 2.02.    CAPITAL STOCK OF THE COMPANY AND ITS SUBSIDIARIES.     Schedule 2.02 sets forth, for the Company and each of its Subsidiaries, (i) the nominal amount of its issued and outstanding capital stock, (ii) the par value of its issued and outstanding capital stock, and (iii) the owners of all outstanding capital stock. Except for the Shares, there are no shares of capital stock or other equity securities of the Company issued, reserved for issuance or outstanding. Except as set forth in Schedule 2.02, there are no shares of capital stock or other equity securities of any Subsidiary of the Company issued or outstanding. All of the outstanding capital stock of the Company and its Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, free of preemptive rights and is owned free from any Liens or restrictions on transfer. No legend or other reference to any purported Lien appears upon any certificate of the shares of capital stock of the Company or any of its Subsidiaries. None of the shares of capital stock of the Company or any of its Subsidiaries was issued in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the securities laws of any U.S. state or territory or the securities laws of any foreign government, or any other Applicable Law or any Judgment. There are no outstanding contractual or statutory obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries. There are no outstanding options, warrants, convertible securities, subscriptions or other commitments or rights to acquire any shares of capital stock of the Company or any of its Subsidiaries.

SECTION 2.03.    AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY.     Each Seller and the Company has full corporate power and authority to execute and deliver this Agreement and the other agreements and instruments set forth in Schedule 2.03 that are to be executed and delivered in connection with this Agreement (as set out on such Schedule, the "ANCILLARY AGREEMENTS") to which it is, or is specified to be, a party and to consummate the Acquisition and the other transactions contemplated by this Agreement and the Ancillary Agreements. Each Seller and the Company has taken all corporate action required to authorize the execution and delivery of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to authorize the consummation of the Acquisition and the other transactions contemplated by this Agreement and the Ancillary Agreements. Each Seller and the Company has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and to general equitable principles.

SECTION 2.04.    NO CONFLICTS OR VIOLATIONS; NO CONSENTS OR APPROVALS REQUIRED.     Except as set forth on Schedule 2.04, the execution and delivery by each Seller and the Company of this Agreement does not, the execution and delivery by each Seller and the Company of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated by this Agreement and the Ancillary Agreements will not conflict with, or result in any breach of or constitute a violation, default or an event of default under, or require Consent under, or give rise to a right of acceleration, termination or cancellation under or increased, additional, accelerated or guaranteed rights or entitlements of any Person under or result in the creation of any Lien upon any of the Shares or any of the properties or assets of the Company or any of its Subsidiaries under any provision of (i) the organizational documents of either of the Sellers or the Company or any of its Subsidiaries, (ii) any contract, lease, sublease, license, agreement or other commitment or arrangement ("CONTRACT"), note, instrument or financing obligation to which any of the Sellers or the Company or any of its

Subsidiaries is a party or by which any of its properties or assets are bound or (iii) any judgment, injunction, order or decree ("JUDGMENT") or statute, law, ordinance, rule or regulation promulgated by any Governmental Entity ("APPLICABLE LAW") applicable to Sellers or the Company or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not, individually or in the aggregate, have a Material Adverse Effect on the Company or otherwise materially adversely affect each Seller's and the Company's ability to consummate the transactions contemplated in this Agreement and the Ancillary Agreements. Except as set forth on Schedule 2.04, no consent, waiver, exemption, approval, authorization or order ("CONSENT") of, or registration, declaration or filing with, any German or U.S. federal, state or local or any other foreign court of competent jurisdiction, governmental agency, authority, instrumentality or regulatory body (a "GOVERNMENTAL ENTITY") is required to be obtained or made by or with respect to the Sellers or the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the Acquisition, other than those the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect on the Company or otherwise materially adversely affect each Seller's and the Company's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements.

SECTION 2.05.    THE SHARES.     Each Seller has good and valid title to the Shares set forth opposite its name on Schedule 1.01, and the Company has good and valid title to all of the issued and outstanding shares of capital stock of its Subsidiaries, in each case free and clear of all mortgages, liens, charges, claims, pledges or other encumbrances (collectively, "LIENS"). Upon delivery to Purchaser on the Closing Date of the Share Transfer Agreement, such Share Transfer Agreement to be recorded in front of a German or Basle Notary Public, and upon Sellers' receipt of the Cash Consideration and Closing Shares at the Closing (together with the Sellers' receipt of confirmation from the Escrow Agent of the deposit of the Indemnification Shares with the Escrow Agent pursuant to the Indemnification Escrow Agreement), good and valid title to the Shares will pass to Purchaser, free and clear of any Liens. Other than this Agreement, the Shares are not subject to any voting trust agreement or other Contract restricting or otherwise relating to the voting, dividend rights or disposition of the Shares.

SECTION 2.06.    EMPLOYEE BENEFITS; ERISA.     (a)    Schedule 2.06(a) sets forth true, correct and complete a list of each material "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), material "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) (a "WELFARE PLAN") and each other material plan, arrangement or policy relating to stock options, stock purchases, deferred compensation, severance, fringe benefits or other employee benefits, in each case maintained by the Company or any of its Subsidiaries for the benefit of any present or former directors, officers or employees of the Company or any of its Subsidiaries (all the foregoing being herein called "COMPANY BENEFIT PLANS"). Sellers have delivered or made available to Purchaser copies of (i) each Company Benefit Plan, (ii) the most recent annual report on Form 5500 filed with the United States Internal Revenue Service ("IRS") with respect to each Company Benefit Plan (if any such report was required), (iii) the most recent summary plan description for each Company Benefit Plan for which such a summary plan description is required and (iv) each trust agreement and group annuity contract relating to any Company Benefit Plan. Schedule 2.06(a) also sets forth a true, correct and complete list of any other pension plans, old age and other benefit programs and any other pension commitments granted to current or former employees of any of the Company or any of its Subsidiaries under other applicable laws.

(b)    Except for (i) Company Benefit Plans, (ii) employer's contributions to mandatory benefit schemes under Applicable Law, (iii) sick pay for a period to which any employee is entitled under Applicable Law or under applicable collective bargaining agreements or under any individual agreement the terms of which have been disclosed in writing to Purchaser, and (iv) the individual commitments and benefit plans described in Schedule 2.06(b), the Company and its Subsidiaries are under no obligation to pay, and have not agreed to pay or are not paying on a customary or voluntary basis (A) any pension (including retirement and early-retirement payments, disability pensions and pensions for surviving spouses or dependants, whether forfeitable or non-forfeitable and irrespective whether on the basis of current pension payments or on the basis of a one time capital payment) or any other retirement, death, sickness, disability or medical benefit or (B) any contributions to any pension fund, insurance company or other entity with respect to any such pension or benefit. Schedule 2.06(b) sets forth a true, correct and complete list of all pension plans, old age and other benefit programs and any other pension commitments together with their relevant conditions (amount of the granted benefits, amount of the granted contributions to pension funds, to insurance companies or to any other external provider, date of grant, indication of any agreed non-forfeitable rights or expectancies, indication of any agreed indexation or adjustment of pension payments) granted to the current or the former employees as listed on Schedule 2.06(b) of the Company or of any of its Subsidiaries under Applicable Law other than Company Benefit Plans. Any such pension or other obligations of the Company and of any of its Subsidiaries under such commitments and plans are fully reflected on the Balance Sheet in accordance with the relevant accounting principles in the highest amount possible under Applicable Law.

(c)    Except as set forth in Schedule 2.06(c), the pension plans and commitments as listed on Schedule 2.06(b) are congruently covered/fully funded by employer's pension liability insurances and such employer's pension liability insurances are free and clear of all Liens.

(d)    The 401(k) Plan of the Company's U.S. subsidiary ("THE COMPANY'S 401(K) PLAN") has been administered substantially in accordance with its terms, except where the failure to be so administered would not have a Material Adverse Effect. The Company and its Subsidiaries and the Company's 401(k) Plan are in substantial compliance with all applicable provisions of ERISA and the Code (as defined in Section 2.13(a)), except for instances of possible non compliance that would not have a Material Adverse Effect on the Company. The Company's 401(k) Plan has received a favorable determination letter from the IRS dated September 4, 2001, to the effect that it is qualified and exempt from Federal Income Taxes under Sections 401(a) and 501(a), respectively, of the Code, and no such determination letter has been revoked nor, to the knowledge of Sellers, has revocation been threatened. Except as would not have a Material Adverse Effect on the Company, there is no pending or, to the knowledge of Sellers, threatened litigation relating to the Company Benefit Plans.

(e)    Except as would not have a Material Adverse Effect on the Company, neither the Company nor any person or entity that, together with the Company or any of its Subsidiaries, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code has incurred or would reasonably be expected to incur any liability under Title IV of ERISA.

(f)    Except as would not have a Material Adverse Effect on the Company, each Company Benefit Plan that is a Welfare Plan, to the extent applicable, complies in all material respects with the applicable requirements of Section 4980B(f) of the Code.

(g)    Except as set forth in Schedule 2.06(g), no employee of the Company or any of its Subsidiaries will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Company Benefit Plan as a result of the transactions contemplated by this Agreement.

(h)    Each Company Benefit Plan covering non-U.S. employees (an "INTERNATIONAL PLAN") has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all Applicable Laws (including any special provisions relating to qualified plans where such International Plan was intended to so qualify) and has been maintained in good standing with applicable regulatory authorities.

SECTION 2.07.    FINANCIAL STATEMENTS.

(a)    Schedule 2.07(a) sets forth the audited consolidated balance sheet of the Company as of March 31, 2004 (the "BALANCE SHEET"), the audited consolidated statement of income of the Company for the 12-month period ended March 31, 2004, and the audited consolidated statement of cash flow and audited consolidated statement of changes in equity for the 12-month period ended March 31, 2004, together with the notes to such financial statements (such financial statements, together with the notes to such financial statements, the "FINANCIAL STATEMENTS"). The

Financial Statements have been prepared in conformity with the International Financial Reporting Standards as formulated by the International Accounting Standards Board ("IFRS"), consistently applied (except in each case as described in the notes thereto). The Financial Statements fairly present in all material respects the consolidated financial condition and results of operations of the Company, changes in equity and cash flow as of the respective dates thereof and for the respective periods indicated.

(b)    Schedule 2.07(b) sets forth the German GAAP audited stand-alone balance sheet of the Company as of March 31, 2004 and March 31, 2003, and the audited profit and loss statement of the Company for the 12-month periods ended March 31, 2004 and March 31, 2003, together with the notes to such financial statements and the management reports thereto (such stand-alone financial statements, together with the notes to such stand-alone financial statements and the management reports, the "STAND-ALONE FINANCIAL STATEMENTS"). The Stand-Alone Financial Statements have been prepared in conformity with generally accepted accounting principals in Germany in effect at the time of application ("GERMAN GAAP") consistently applied (except in each case as described in the notes thereto). The Stand-Alone Financial Statements fairly present in all material respects the financial condition and results of operations of the Company, changes in equity and cash flow as of the respective dates thereof and for the respective periods indicated.

(c)    Schedule 2.07(c) sets forth the unaudited consolidated balance sheets of the Company as of March 31, 2003, as of June 30, 2004, as of July 31, 2004 and as of August 31, 2004, the unaudited consolidated statements of income of the Company for the 12-month period ended March 31, 2003, for the three-month periods ended June 30, 2004 and June 30, 2003 and for the monthly periods ended July 31, 2004 and August 31, 2004, the unaudited statements of cash flow and unaudited statements of changes in equity for the 12-month period ended March 31, 2003 and for the three-month periods ended June 30, 2004 and June 30, 2003, and the unaudited statements of cash flow for the monthly periods ended July 31, 2004 and August 31, 2004, together with the notes to such financial statements, (such financial statements, together with the notes to such financial statements, the "UNAUDITED FINANCIAL STATEMENTS"). The Unaudited Financial Statements have been prepared in conformity with IFRS, consistently applied (except in each case as described in the notes thereto) and in all material respects in conformity with the Company's past practices for the preparation of interim financial information. The Unaudited Financial Statements fairly present in all material respects the consolidated financial condition and results of operations of the Company, changes in equity and cash flow as of the respective dates thereof and for the respective periods indicated (subject to notes and normal year-end audit adjustments).

(d)    Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent, or otherwise) required by IFRS to be set forth on a consolidated balance sheet of the Company and its consolidated Subsidiaries or notes thereto that, individually or in the aggregate, would have a Material Adverse Effect on the Company, except (i) as disclosed on Schedule 2.07(d), (ii) as disclosed or reserved for in the Financial Statements or (iii) for liabilities or obligations incurred in the Ordinary Course of Business since the date of the Balance Sheet.

SECTION 2.08.    ASSETS OTHER THAN REAL PROPERTY INTERESTS.

(a)    The Company, directly or through one of its Subsidiaries, has good and valid title to all the assets reflected on the Balance Sheet or thereafter acquired, other than those set forth in Schedule 2.08, in each case free and clear of all Liens, except (i) such Liens as are set forth in Schedule 2.08, (ii) mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the Ordinary Course of Business, (iii) Liens for Taxes and other governmental charges that are not due and payable or that may thereafter be paid without penalty, (iv) Liens that secure debt that is reflected as a liability on the Balance Sheet or the existence of which is referred to in the notes to the Balance Sheet, with respect to which no default (or, to the knowledge of Sellers, no event that, with or without the giving of notice or lapse of time or both, could constitute a default exists) and (v) other imperfections of title, licenses or encumbrances, if any, which, individually or in the aggregate, would not have a Material Adverse Effect on the Company (the Liens described in clauses (i) through (v) above are referred to collectively as "PERMITTED LIENS").

(b)    This Section 2.08 does not relate to real property or interests in real property, such items being the subject of Section 2.09, or to Intellectual Property, such items being the subject of Section 2.10.

SECTION 2.09.    REAL PROPERTY.     Neither the Company nor any of its Subsidiaries owns any real property. Schedule 2.09 sets forth a list that includes all real property leased by the Company or any of its Subsidiaries (a "LEASED PROPERTY" or "COMPANY PROPERTY") and sets forth the country, state and county or province in which each Leased Property is located. Sellers have delivered or made available to Purchaser true and complete copies of the leases, deeds and other instruments (as recorded) by which the Company or any of its Subsidiaries leased such Leased Property, together with any amendments or modifications thereof, and copies of all title insurance policies, opinions, abstracts, surveys and instruments affecting such Company Property in the possession of Sellers or the Company or any of its Subsidiaries. The Company or one of its Subsidiaries has valid leasehold interests in the Company Properties, in each case free and clear of all Liens, except (i) Permitted Liens, (ii) such Liens as are set forth in Schedule 2.09, (iii) subleases and similar agreements set forth in Schedule 2.09, (iv) easements, covenants, rights-of-way and other similar restrictions of record, (v) any conditions that may be shown by a current, accurate survey or that would be apparent as part of a physical inspection of any Company Property made prior to the Closing and (vi) (A) zoning, building and other similar restrictions, (B) Liens that have been placed by any developer, landlord or other third party and subordination or other similar agreements relating thereto and (C) unrecorded easements, covenants, rights-of-way and other similar restrictions. Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company with respect to each Leased Property, such lease is pursuant to a written lease which is in full force and effect, without any default (or, to the knowledge of Sellers, no event that, with or without the giving of notice or the lapse of time or both, could constitute a default) or waiver by the Company or any of its Subsidiaries, as the case may be, or, to Sellers' knowledge as of the date hereof, by the lessor thereunder. Each such lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Acquisition. This Section 2.09 does not relate to environmental matters, such items being the subject of Section 2.16(b).

SECTION 2.10.    INTELLECTUAL PROPERTY.

(a)    "INTELLECTUAL PROPERTY" shall mean any: (a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, domain name, service mark (whether registered or unregistered), service mark application, copyright or rights of copyright (whether registered or unregistered), copyright application (including all reissues, divisions, continuations and extensions, modifications, or renewals of any such application thereof in any jurisdiction), trade secret and all other exclusive intellectual property or proprietary rights of any kind; or (b) right to use or exploit any of the foregoing.

(b)    Except as set forth in Schedule 2.10(b), (i) to the knowledge of Sellers, the conduct of the business of the Company and its Subsidiaries as currently conducted does not infringe upon or misappropriate the Intellectual Property rights of any third party, and no claim has been asserted to the Company in writing or, to the knowledge of Sellers, orally, that the conduct of the business of the Company and its Subsidiaries as currently conducted infringes upon or misappropriates the Intellectual Property rights of any third party; (ii) to the knowledge of Sellers, none of the products that are or have been designed, created, developed, assembled, manufactured or sold by the Company or any of its Subsidiaries is infringing, misappropriating, or making any unlawful or unauthorized use of any Intellectual Property owned or used by any other Person, and the Company and its Subsidiaries have all rights and licenses necessary in order to make, have made, use or sell such products; (iii) with respect to each material item of Intellectual Property owned by the Company or any of its Subsidiaries ("COMPANY OWNED INTELLECTUAL PROPERTY"), the Company or one of its Subsidiaries is the sole owner of the entire right, title and interest in and to any Company Owned Intellectual Property and is entitled to use such Company Owned Intellectual Property in the operation of its respective business as currently conducted; (iv) with respect to each material item of Intellectual Property licensed to the Company or one of its Subsidiaries that is material to the business of the Company as currently conducted ("COMPANY LICENSED INTELLECTUAL

PROPERTY"), the Company and its Subsidiaries have the right to use such Company Licensed Intellectual Property in the operation of its respective business in accordance with the terms of the license agreement governing such Company Licensed Intellectual Property; (v) the material Company Owned Intellectual Property is valid and enforceable, and no claim has been asserted in writing or, to the knowledge of Sellers, orally, or judgment entered that Company Owned Intellectual Property is invalid or unenforceable in whole or in part; (vi) to the knowledge of Sellers, no Person is engaging in any activity that infringes upon the Company Owned Intellectual Property; (vii) each material license of the Company Licensed Intellectual Property is valid and enforceable, is binding on the Company and, to Sellers' knowledge, on all parties to the licenses, and is in full force and effect; (viii) none of the Company or any of its Subsidiaries or, to the knowledge of Sellers, any other party to any license of the Company Licensed Intellectual Property is in material breach thereof or material default thereunder; and (ix) none of the Company Owned Intellectual Property been adjudged invalid, unenforceable or unregistrable in whole or in part, except in each case specified in clauses (i) through (ix) above, as would not have a Material Adverse Effect on the Company.

(c)    Except as set forth in Schedule 2.10(c), the Company or its Subsidiaries own and holds good, valid, and marketable title to all Intellectual Property owned or used by Company or any of its Subsidiaries, and owns all Intellectual Property free and clear of any Lien, except in each case as would not have a Material Adverse Effect on the Company. There are no claims pending or, to the knowledge of Sellers, threatened by any current or former employee of the Company relating to any Intellectual Property.

(d)    Schedule 2.10(d) sets forth a true and complete list of all registered Company Owned Intellectual Property and registered Company Licensed Intellectual Property worldwide. With respect to each identified item of Intellectual Property, Schedule 2.10(d) sets forth: (i) the name and a reasonable description of such Intellectual Property, and (ii) with respect to any Intellectual Property that is the subject of any registration or pending application in any jurisdiction worldwide, the jurisdictions, any registration and/or application serial numbers, current status, any action, filing, submission, or maintenance fee due, and the date by which any of the foregoing are due. Except as set forth in Schedule 2.10(d), and except as would not have a Material Adverse Effect on the Company, the Company and its Subsidiaries are not under any obligation to pay royalties or other payments in connection with any license, sublicense or other agreement, nor restricted from assigning its rights under any sublicense or agreement respecting the Company Owned Intellectual Property, and the Company and its Subsidiaries have a valid right to use, license, and otherwise exploit all Company Licensed Intellectual Property.

(e)    The rights of the Company and its Subsidiaries in all of the Company Owned Intellectual Property and Company Licensed Intellectual Property are valid, subsisting, and enforceable. Except as would not have a Material Adverse Effect on the Company, none of the Company Owned Intellectual Property or Company Licensed Intellectual Property or any registrations therefor have been canceled or adjudicated invalid or unenforceable, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting the rights of the Company and its Subsidiaries thereto.

(f)    Except as would not have a Material Adverse Effect on the Company, (i) all Company Owned Intellectual Property filed with any Governmental Entity (including without limitation the United States Patent and Trademark Office, the United States Copyright Office, and analogous offices and agencies in other jurisdictions) is valid, subsisting, unexpired, in proper form and all renewal fees and other maintenance fees that have fallen due on or prior to the Closing Date have been paid, (ii) the Company and its Subsidiaries have timely made all filings and payments with the appropriate Governmental Entity required to maintain in subsistence all Company Owned Intellectual Property, (iii) all documentation necessary to confirm and effect the ownership by the Company and its Subsidiaries of and rights in any Company Owned Intellectual Property acquired by the Company or any of its Subsidiaries from third parties has been filed in the United States Patent and Trademark Office and the United States Copyright Office, and all other relevant Governmental Entities, and (iv) except as set forth in Schedule 2.10(f), no Company Owned Intellectual Property is the subject of any

Action before any Governmental Entity in any domestic or foreign jurisdiction, including any form of preliminary or final refusal of registration.

(g)    To the knowledge of Sellers, no Company Owned Intellectual Property has been used, divulged, disclosed or appropriated to the detriment of the Company or any of its Subsidiaries for the benefit of any third party, and no employee or agent of the Company or any of its Subsidiaries has misappropriated any trade secrets or other confidential information of any third party in the course of the performance of his or her duties as an employee or agent of the Company or any of its Subsidiaries.

SECTION 2.11.    CONTRACTS.

(a)    Purchaser has been, prior to the date of this Agreement, provided with copies of all Contracts that are material to the business or operations of the Company and its Subsidiaries. Without limiting the foregoing, Purchaser has been provided with copies of all Contracts fitting the following descriptions to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound:

(i)    employee collective bargaining agreement or other Contract with any labor union or works agreement with the works council (Betriebsvereinbarung);

(ii)    covenant not to compete (other than (A) pursuant to any radius restriction contained in any lease, reciprocal easement or development, construction, operating or similar agreement and (B) any such covenant contained in any distribution agreement with a distributor, "independent operator", "wholesaler" or "multiple") that materially limits the conduct of the business of the Company as currently conducted;

(iii)    (A) continuing Contract for the future purchase by the Company or its Subsidiaries of materials, supplies or equipment (other than purchase Contracts and orders for inventory in the Ordinary Course of Business) or (B) service or consulting Contract (other than Contracts for services in the Ordinary Course of Business) for the provision of services to the Company or its Subsidiaries, which has in any such case an aggregate future liability by the Company or its Subsidiaries to any person (other than the Company or one of its Subsidiaries) in excess of (Euro) 65,000 and is not terminable by the Company or one of its Subsidiaries by notice of not more than 90 days;

(iv)    Contract under which the Company or one of its Subsidiaries has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any person (other than the Company or one of its Subsidiaries) or any other note, bond, debenture or other evidence of indebtedness of the Company or one of its Subsidiaries (other than in favor of the Company or one of its Subsidiaries) in any such case which, individually, involves in excess of (Euro) 65,000 of indebtedness;

(v)    Contract (other than intercompany relationships) under which (A) any Person (other than the Company or one of its Subsidiaries) has directly or indirectly guaranteed indebtedness, liabilities or obligations by way of guarantee (Garantie, Bürgschaft), letter of credit (Patronatserklärung) or otherwise of the Company or one of its Subsidiaries or (B) the Company or one of its Subsidiaries has directly or indirectly guaranteed indebtedness, liabilities or obligations by way of guarantee (Garantie, Bürgschaft), letter of credit (Patronatserklärung) or otherwise of any Person, other than the Company or another Subsidiary of the Company (in each case other than endorsements for the purpose of collection in the Ordinary Course of Business), in any such case which, individually, involves in excess of (Euro) 65,000 of indebtedness;

(vi)    lease or similar Contract with any Person (other than the Company or one of its Subsidiaries) under which the Company or one of its Subsidiaries is lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by any Person which lease or similar Contract has an aggregate future liability in excess of (Euro) 65,000 and which is not terminable by the Company or one of its Subsidiaries by notice of not more than 90 days;

(vii)    other Contract that has an aggregate future liability to any Person (other than the Company or one of its Subsidiaries) in excess of (Euro) 65,000 and is not terminable by the Company or one of its Subsidiaries by notice of not more than 90 days (other than purchase orders or sales orders);

(viii)    employment agreement, employment contract, special incentive agreement or severage agreement that has an aggregate future liability of the Company or its Subsidiaries in excess of (Euro) 65,000 (collectively, the "EMPLOYMENT CONTRACTS"); and

(ix)    employment agreement and employment contract that has an aggregate future liability of the Company or its Subsidiaries of (Euro) 65,000 or less and which are not substantially in the form of the standard employment contract of the Company, copies of which have heretofore been provided to Purchaser.

(b)    Except as set forth in Schedule 2.11(b) (such Contracts, together with the Employment Contracts, the "COMPANY CONTRACTS"), all Company Contracts are valid, binding and in full force and effect and are enforceable by the Company or the applicable Subsidiary of the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and to general equitable principles), except for such failures to be valid, binding, in full force and effect or enforceable that, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Except as set forth in Schedule 2.11(b), the Company or the applicable Subsidiary of the Company is not in breach or default under any Company Contract and, to the knowledge of Sellers, no other party to any Company Contract, as of the date hereof, is in breach or default thereunder, except to the extent that such breach or default, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

SECTION 2.12.    PERMITS.     Except as set forth in Schedule 2.12, (i) each of the Company and its Subsidiaries possesses all certificates, licenses, permits, authorizations and approvals from any Governmental Entity ("PERMITS") necessary to enable it to own or lease its properties or assets and to carry on its business as presently conducted, and the Company or the applicable Subsidiary of the Company is in compliance with the terms and conditions thereof, except for any non-compliance that, individually or in the aggregate, would not have a Material Adverse Effect on the Company and (ii) none of such Permits would be subject to suspension, modification, revocation or non renewal as a result of the execution and delivery of this Agreement or the consummation of the Acquisition, except for any such suspensions, modifications, revocations or non renewals that, individually or in the aggregate, would not have a Material Adverse Effect on the Company. This Section 2.12 does not relate to environmental matters, such items being the subject of Section 2.16(b).

SECTION 2.13.    TAXES AND OTHER CONTRIBUTIONS.

(a)    For purposes of this Agreement:

"INCOME TAX" or "INCOME TAXES" shall mean (i) all income or franchise Taxes imposed on or measured by income and (ii) any interest, penalties and additions associated with the amounts described in clause (i) hereof.

"PRE-CLOSING TAX PERIOD" shall mean all taxable periods ending on or before the Closing Date and the portions ending on the Closing Date of all Straddle Periods (as defined in Section 4.05(b)).

"TAX" or "TAXES" shall mean any and all taxes, customs, charges, contributions, other contributions, fees, other public duties, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, capital, social insurance and social security, occupation, use, service, service use, value added, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by any Taxing Authority, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, penalties, secondary tax liability, administrative fines, surcharges or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

"TAXING AUTHORITY" shall mean any U.S., German or other federal, national, state, provincial, municipal, local or other government, any subdivision, agency, commission or authority thereof or therein, any quasi-governmental body, social security authority, social security institution or social security carrier or any international or multinational authority exercising taxing, levying or collecting authority.

"TAX RETURN" shall mean any report, return, including monthly and quarterly return, document, declaration or other information or filing required to be supplied to any Taxing Authority with respect to Taxes, including any amendment made with respect thereto.

"TRANSFER TAXES" shall mean all sales (including bulk sales), use, transfer, value added, recording, ad valorem, privilege, documentary, gross receipts, registration, conveyance, excise, license, stamp or similar Taxes and fees arising out of, in connection with or attributable to the transactions effectuated pursuant to this Agreement.

(b)    Except as set forth in Schedule 2.13(b): (i) the Company and each of its Subsidiaries has prepared, completed and timely filed or caused to be filed (taking into account any applicable extension periods) all material Tax Returns required to be filed by it; (ii) all such Tax Returns are true, correct and complete in all material respects; (iii) all material Taxes with respect to taxable periods covered by such Tax Returns, and all other material Taxes for which the Company or any of its Subsidiaries is or might otherwise be liable, have been withheld and timely paid in full or will be timely paid in full by the due date thereof or provision has been made for such Taxes in the Financial Statements; (iv) all amounts under material secondary Tax liability and administrative fines have been paid; and (v) there are no material Liens for Taxes with respect to any of the assets or properties of the Company or any of its Subsidiaries that are not adequately provided for in the Financial Statements except liens for Taxes not yet due and payable or that may thereafter be paid without penalty.

(c)    Except as set forth in Schedule 2.13(c), as of the date hereof, no material Tax Return of the Company or any of its Subsidiaries is under audit, examination or the subject of any legal controversy by or with any Taxing Authority, no notice of such an audit, examination or controversy has been received by the Company or any of its Subsidiaries and there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which the Company or any of its Subsidiaries may be subject.

(d)    Except as set forth in Schedule 2.13(d), none of the Company or any of its Subsidiaries is (i) a party to any agreement providing for the allocation or sharing of Taxes or (ii) liable for Taxes imposed on or due by any party which is not the Company or any such Subsidiary.

(e)    The income Tax Returns of the Company and each of its Subsidiaries are closed by operation of the applicable statute of limitations through the fiscal year ended March 31, 1998.

(f)    In the Financial Statements and the Stand-Alone Financial Statements, adequate reserves have been created for the Taxes not yet due for the fiscal years ending March 31, 2004 and March 31, 2003. Any refund claims on Taxes not yet received for the fiscal year ending March 31, 2004 and any and all prior periods have been shown in the correct amount.

(g)    No constructive dividend distributions (verdeckte Gewinnausschüttung) have been made to Sellers or their related persons by the Company or its Subsidiaries. The inter-company agreements are in legal, binding and written form and have been concluded under the "arm's length principle". The term "related persons" shall have the meaning as defined by the respective Tax law and announcements of the respective Taxing Authority.

SECTION 2.14.    LITIGATION.     Schedule 2.14 sets forth a true and complete list of each pending, or to the knowledge of Sellers, threatened civil, criminal, administrative, investigative or informal action, audit, demand, suit, claim, arbitration, hearing, litigation, dispute, investigation or other proceeding of any kind or nature (collectively, "ACTIONS") against the Company or any of its Subsidiaries. Except as set forth in Schedule 2.14, neither the Company nor any of its Subsidiaries is subject to, or in default under, any unsatisfied Judgment, other than for such Actions or Judgments that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or would not otherwise materially adversely affect each Seller's and the Company's ability to consummate the transactions contemplated in this Agreement and the Ancillary Agreements. To the knowledge of Sellers, there is no basis for any Person to assert a claim against the Company or any of its Subsidiaries based upon (a) ownership or rights to ownership of any shares of capital stock of the Company or any of its Subsidiaries, (b) any rights as a securities holder of the Company or any of its Subsidiaries, including, without limitation, any option or other right to acquire any shares of capital stock of the Company or any of its Subsidiaries, any preemptive rights or any rights to notice or vote, or (c) any rights under any agreement between the Company or any of its Subsidiaries and any securities holder or former securities holder in such holder's capacity as such. This Section 2.14 does not relate to environmental matters or Intellectual Property matters, such items being the subject of Sections 2.16(b) and 2.10, respectively.

SECTION 2.15.    ABSENCE OF CHANGES OR EVENTS.     Except as set forth in Schedule 2.15, since the date of the Balance Sheet there has not occurred any event or condition that has had a Material Adverse Effect on the Company, and the Company and each of its Subsidiaries has conducted the business only in, and has not engaged in any transaction other than according to, the ordinary and usual course of such business in a manner consistent with its past practice in all material respects, provided, however, that the incurrence of any liability for criminal sanctions, civil penalties or forfeitures of property shall not be considered as the ordinary and usual course of such business ("ORDINARY COURSE OF BUSINESS"), and there has not been any change in the business, operations, properties, prospects, assets, or condition of the Company or any of its Subsidiaries that is likely to have a Material Adverse Effect on the Company.

SECTION 2.16.    COMPLIANCE WITH APPLICABLE LAWS.

(a)    Except as set forth in Schedule 2.16(a):

(i)    the Company and each of its Subsidiaries is, and at all time since May 1, 2002 has been, in full compliance with all Applicable Laws, except for any such non-compliance as would not have a Material Adverse Effect on the Company;

(ii)    to the knowledge of Sellers, no event has occurred or circumstance exists that is likely to (with or without the giving of notice or the lapse of time or both) (A) constitute or result, directly or indirectly, in a violation by the Company or any of its Subsidiaries of, or a failure on the part of the Company or any of its Subsidiaries to comply with, any Applicable Law, or (B) give rise, directly or indirectly, to any obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

(iii)    neither the Company nor any of its Subsidiaries received, at any time since May 1, 2002, any notice or other communication (whether oral or written) from any Governmental Entity or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure on the part of the Company or any of its Subsidiaries to comply with, any Applicable Law, or (B) any actual, alleged, possible, or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, except for, in each of (i), (ii) and (iii) above, such non-compliance, violations, failure, obligations, costs, defaults and remedial actions that, individually or in the aggregate, would not have a Material Adverse Effect on the Company. This Section 2.16(a) does not relate to matters with respect to Taxes, which are the subject of Section 2.13, or to environmental matters, which are the subject of Section 2.16(b).

(b)    Except as set forth in Schedule 2.16(b), and except in each case as would not have a Material Adverse Effect on the Company: (i) the Company and each of its Subsidiaries has complied at all times with all applicable Environmental Laws; (ii) all properties currently owned, leased or operated by the Company and each of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) have not been contaminated with any Hazardous Substances; (iii) any properties formerly owned, leased or operated by the Company or any of its Subsidiaries were not contaminated with Hazardous Substances on or prior to such period of ownership or operation; (iv) neither the Company nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither the Company nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance; (vi) neither the Company nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information indicating that it may be in violation of or liable under any Environmental Law; (vii) neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other arrangement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law; (viii) none of the properties of the Company or any of its Subsidiaries contain any underground storage tanks, asbestos-containing material, lead products, or polychlorinated biphenyls; (ix) Sellers have delivered to Purchaser copies of all environmental reports, studies, assessments, sampling data and other environmental information relating to the Company or any of its Subsidiaries or any of their current or former properties or operations to the extent in the possession or control of the Company or any of its Subsidiaries; and (x) to the knowledge of Sellers, there are no circumstances or conditions involving the Company or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any property pursuant to any Environmental Law. For the purposes of this Agreement, "ENVIRONMENTAL LAW" shall mean any German or U.S. federal, state or local, or any foreign or international or supranational law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health, safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance; or (C) odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property, and "HAZARDOUS SUBSTANCE" shall mean any substance that is: (x) listed, classified or regulated pursuant to any Environmental Law; (y) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (z) any other substance which may be the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

SECTION 2.17.    INSURANCE.     Schedule 2.17 sets forth a true, complete and current list of all insurance policies currently insuring the property, assets or business liabilities of the Company and each of its Subsidiaries and all bonds required to be maintained with respect to the operation of their respective businesses, specifying with respect to each such policy or bond, the name of the insurer or surety, the type of coverage, the term of the policy or bond, the limits of liability and the annual premium. Such policies and bonds are in full force and effect, all premiums due and payable thereon have been paid, no notice of cancellation or termination has been received with respect to any such policy, and the Company has complied with such policies and bonds. Except as set forth in Schedule 2.17, there are no pending claims against such insurance policies and bonds as to which the insurers have denied liability, and, to the knowledge of Sellers, there exist no claims under such insurance policies or bonds that have not been properly and timely submitted by the Company to the related insurers or sureties. Such policies and bonds will not in any way be affected by, terminate, or lapse by reason of the transactions contemplated by this Agreement. Such policies and bonds provide adequate coverage in amounts sufficient to insure the assets of the Company and the risks of its businesses.

SECTION 2.18.    TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES.     Except as disclosed in Schedule 2.18: (i) since May 1, 2002, there have been no transactions between the Company or any of its Subsidiaries and any Affiliate of the Company, including, without limitation, loans, guarantees or pledges to, by or for the Company or any of its Subsidiaries from, to, by or for any of such persons; (ii) since May 1, 2002, none of the officers, directors, employees or principal stockholders of the Company, or any spouse or relative of any of such Persons, has been a director or officer of, or has had any direct or indirect interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer or sales agent of the Company or any of its Subsidiaries or has competed with or been engaged in any business of the kind being conducted by the Company or any of its Subsidiaries and (iii) neither Sellers nor any of their

Affiliates (other than the Company) owns or has any rights in or to any of the assets, properties or rights used by the Company or any of its Affiliates in the Ordinary Course of Business.

SECTION 2.19.    LABOR MATTERS.

(a)    The information previously provided to Purchaser regarding all employees of the Company or its Subsidiaries as of October 5, 2004, including each such employee's position, date of employment, age, status (full-time or part-time), base salary, maximum amount of any bonuses, performance related payments, sales or profit participations, commission, participation in benefit plans, notice period, special dismissal protection rights, maternity leave or other suspended employments and early retirement arrangements as of such date, which information was provided under cover of letter dated October 5, 2004, is complete, true and correct in all material respects as of the date hereof. Except as disclosed on schedule 2.19(a), as of the date hereof, no notice of termination of the employment of any employee has been given nor does the Company or any of its Subsidiaries or, to Sellers' knowledge, any employee intend to terminate such employment.

(b)    Except as set forth in Schedule 2.19(b), there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to the knowledge of Sellers, threatened against or affecting the Company or any of its Subsidiaries, and the Company has not and none of its Subsidiaries have at any time experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or with respect to employees of the Company or any of its Subsidiaries.

(c)    The Company and its Subsidiaries do not retain persons which may be classified improperly as independent contractors (Scheinselbständige). None of the independent contractors or freelancers has ever argued that he or she is in fact an employee of the Company or any of its Subsidiaries nor has he or she been regarded as being such by Taxing Authorities or social security authorities. Neither of the independent contractors' or freelancers' contract is handled in a manner that would constitute the contractor or freelancer to be regarded as an employee under German employment, tax or social law. All foreign nationals employed with the Company hold valid work permits, if necessary.

(d)    All payments and other obligations of the Company and its Subsidiaries with respect to the social insurance and the Taxing Authorities have been duly and timely made, except where any such failure could not be expected to have a Material Adverse Effect on the Company.

SECTION 2.20.    PRODUCTS LIABILITY.     Sellers have no knowledge of any accident, happening or event which was caused or allegedly caused by any alleged hazard or alleged defect in manufacture, design, materials or workmanship including, without limitation, any alleged failure to warn or any breach of express or implied warranties or representations with respect to, or any such accident, happening or event otherwise involving, any product, substance or material (including any parts or components) manufactured, produced, distributed or sold by or on behalf of the Company or any of its Subsidiaries which is likely to result in a claim or loss.

SECTION 2.21.    CUSTOMERS, SUPPLIERS AND COMPETITORS.     Except as disclosed in Schedule 2.21, since April 1, 2003, the Company and its Subsidiaries have not at any time delivered to, or received from, any customer or supplier any notice or allegation of a default or breach (whether oral or written) with respect to any material agreement or contract, and no material customers or suppliers has, or, to the knowledge of Sellers, intends to terminate or not exercise any option to renew or otherwise change significantly its relationship with the Company or any of its Subsidiaries. Except as set forth in Schedule 2.21, the Company has not and none of its Subsidiaries have granted any material credit, rebate, trade-in, free return or other sales terms to customers or others which substantially differ from terms granted in the Ordinary Course of Business.

SECTION 2.22.    ACCOUNTS RECEIVABLE.     All material accounts receivable payable to the Company or any of its Subsidiaries arose in the Ordinary Course of Business consistent with past practice, and are (or will be) current and collectible in the book amounts thereof (net of reserves established in accordance with IFRS applied consistently with prior practice) carried (or to be carried) on the books of the Company or any of its Subsidiaries. Allowances for doubtful accounts and warranty returns are adequate and have been prepared in accordance with IFRS consistently applied and in accordance with the past practices of the Company. The material accounts receivable are not subject to any claim of offset, recoupment, setoff or counter-claim (for which adequate allowance or reserve has not been established and shown on the Balance Sheet) and Sellers have no knowledge of any specific facts or circumstances (whether asserted or unasserted) that could give rise to any such claim. No material amount of receivables are contingent upon the performance by the Company or any of its Subsidiaries of any obligation or contract other than normal warranty repair or replacement. No Person has any Lien on any material accounts receivable of the Company. Except as reflected in allowances or reserves shown on the Balance Sheet, no agreement for deduction or discount has been made with respect to the material accounts receivable of the Company. Except as set forth in Schedule 2.22, none of such accounts receivable is past due more than 90 days as of the date hereof.

SECTION 2.23.    INVENTORIES.     Except for items which have been written down to realizable market value, or for which adequate reserves have been provided in accordance with IFRS consistently applied and in accordance with the past practices of the Company in the Balance Sheet, the inventory of the Company and its Subsidiaries (the "INVENTORY") is in all material respects (a) of good and merchantable quality, (b) readily usable and salable in the Ordinary Course of Business and (c) fit for the purpose for which it was procured or manufactured, and no material portion of such Inventory is Obsolete Inventory or Inventory not usable or saleable in the lawful and Ordinary Course of Business of the Company and its Subsidiaries as heretofore conducted. The Inventory is and (as of the date of the Balance Sheet) was valued at cost (determined on a first-in, first-out basis) or market, whichever is lower. All items included in the Inventory are owned by the Company or one of its Subsidiaries free and clear of all Liens, except for Permitted Liens. As used herein, "OBSOLETE INVENTORY" is inventory which is not usable or saleable, because of legal restrictions, failure to meet specifications imposed by any commitment, loss of market, damage, physical deterioration or for any other cause.

SECTION 2.24.    INVESTMENT PURPOSE, KNOWLEDGE AND EXPERIENCE; RESTRICTED SECURITIES.

(a)    PURCHASE FOR OWN ACCOUNT.    The Wireless Shares to be purchased by each Seller under this Agreement will be acquired for investment for such Seller's own account, not as a nominee or agent, and not with a view to the resale or distribution thereof within the meaning of the Securities Act, in violation of the registration requirements of the Securities Act.

(b)    RESTRICTED SECURITIES.    Such Seller understands that the Wireless Shares are characterized as "restricted securities" under the Securities Act. Such Seller further understands that the Wireless Shares will be issued in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Seller represents that it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Seller understands that, except as set forth herein and in the Registration Rights Agreement, Purchaser is under no obligation to register any of the Wireless Shares.

(c)    Each Seller understands that the certificates evidencing the Wireless Shares will bear the following legend (in addition to an appropriate legend indicating that such shares are subject to further restriction pursuant to the Shareholders' Agreement):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO WIRELESS TELECOM GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

SECTION 2.25.    BANK ACCOUNTS.     Sellers have previously provided to Purchaser true and complete information reflecting (a) the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which the Company or any of its Subsidiaries maintains safe deposit boxes, checking accounts or other accounts of any nature the available balance of which customarily exceeds US$5,000 and (b) the names of all Persons authorized to draw thereon, make withdrawals therefrom or have access thereto.

SECTION 2.26.    BROKERS OR FINDERS.     Except for SVB Alliant (whose fees, if any, shall be paid by Purchaser, subject to the limitation set forth in Section 8.03), no agent, broker, investment banker or other firm or person acting on behalf of Sellers is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

SECTION 2.27.    DISCLOSURE.     This Agreement, its Exhibits and Schedules, and any of the certificates or documents to be delivered by the Company and Sellers to Purchaser under this Agreement, taken together in their entirety, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Sellers as follows:

SECTION 3.01.    ORGANIZATION AND STANDING.     (a)    Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

(b)    Each of Purchaser and its Subsidiaries has full corporate power and authority to enable it to own, lease or otherwise hold its properties and assets, perform all its respective obligations under any Contract to which it is a party, and to carry on its business as presently conducted. Each of Purchaser and its Subsidiaries is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except for any such failure as would not have a Material Adverse Effect on Purchaser.

(c)    Purchaser's Certificate of Incorporation and Bylaws, as filed with the SEC, are a true, complete and correct copy of Purchaser's Certificate of Incorporation and Bylaws, respectively, and each of its Subsidiaries' Certificate of Incorporation and Bylaws or similar organizational documents, each as amended to date, which Purchaser has made available or delivered to Sellers, are true, complete and correct copies of its Subsidiaries' Certificate of Incorporation and Bylaws or similar organizational documents (collectively the "PURCHASER'S ORGANIZATIONAL DOCUMENTS"). The Purchaser's Organizational Documents so delivered are in full force and effect and have not been subsequently amended.

SECTION 3.02.    AUTHORITY; EXECUTION AND DELIVERY; ENFORCEABILITY.     (a)    Purchaser has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and, subject to obtaining the Shareholder Approval, to consummate the Acquisition and the other transactions contemplated hereby and thereby. Purchaser has taken all corporate action required by its Certificate of Incorporation and Bylaws to authorize the execution and delivery of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and, subject to obtaining the Shareholder Approval, to authorize the consummation of the Acquisition and the other transactions contemplated hereby and thereby. Purchaser has duly executed and delivered this Agreement and prior to the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and to general equitable principles.

(b)    The Wireless Shares have been duly authorized by Purchaser and, when issued and delivered in accordance with the terms of this Agreement, the Wireless Shares will be validly issued, fully paid and nonassessable, and free and clear of any Liens, except that the Indemnification Shares shall be subject to the terms and conditions of the Indemnification Escrow Agreement for a period expiring on the first anniversary of the Closing Date. At the Closing, no further approval or authority of the shareholders or the Board of Directors of Purchaser under the New Jersey Business Corporation Act (the "NJBCA"), the rules of the American Stock Exchange (the "AMEX") or the Consent of any other Person will be required for the issuance of the Wireless Shares.

SECTION 3.03.    CAPITAL STOCK OF PURCHASER.     The authorized capital stock of Purchaser consists solely of 75,000,000 shares of Purchaser Common Stock and 2,000,000 shares of preferred stock, par value US$.01 per share (the "PURCHASER PREFERRED STOCK"). As of September 28, 2004, a total of 17,223,801 shares of Purchaser Common Stock were outstanding and a total of 3,049,700 shares of Purchaser Common Stock were held in treasury. As of the date of this Agreement, no shares of Purchaser Preferred Stock are issued or outstanding. Purchaser has reserved an aggregate of 1,500,000 shares of Purchaser Common Stock, 1,750,000 shares of Purchaser Common Stock and 1,500,000 shares of Purchaser Common Stock for issuance pursuant to its 1991 Stock Option Plan, its 1995 Stock Option Plan and its 2000 Stock Option Plan, respectively. As of September 28, 2004, a total of 2,051,097 shares of Purchaser Common Stock were subject to outstanding stock options, options to purchase a total of 874,493 shares of Purchaser Common Stock were available for future grant, and no shares of Purchaser Common Stock were subject to outstanding warrants. Upon the issuance and delivery of the Wireless Shares in accordance with the terms of this Agreement, all of the outstanding capital stock of Purchaser and its Subsidiaries shall be duly authorized, validly issued, fully paid and nonassessable, free of preemptive rights and any Liens. None of the outstanding shares of capital stock of Purchaser or any of its Subsidiaries was issued in violation of the Securities Act, the securities laws of any U.S. state or territory or the securities laws of any foreign government, or any other Applicable Law or any Judgment. Except as set forth on Schedule 3.03, there are no outstanding contractual or statutory obligations of Purchaser or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Purchaser or any of its Subsidiaries. Except as disclosed in this Section 3.03 or as set forth on Schedule 3.03, there are no outstanding options, warrants, convertible securities, subscriptions or other commitments or rights to acquire any shares of capital stock of the Purchaser or any of its Subsidiaries.

SECTION 3.04.    NO CONFLICTS OR VIOLATIONS; NO CONSENTS OR APPROVALS REQUIRED.     The execution and delivery by Purchaser of this Agreement do not, the execution and delivery by Purchaser of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Acquisition and the other transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a violation, default or event of default under, or result in the creation of any Lien upon any of the properties or assets of Purchaser or any of its Subsidiaries under, or give rise to a right of acceleration, termination or cancellation under or increased, additional, accelerated or guaranteed rights or entitlements of any Person under, any provision of (i) its or any of its Subsidiaries' Certificate of Incorporation, Bylaws or similar organizational document, (ii) any Contract, note, instrument or financing obligation to which Purchaser or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) any Judgment or, assuming compliance with the matters referred to in the immediately following sentence, any Applicable Law applicable to Purchaser or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser or otherwise materially adversely affect Purchaser's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. Except as set forth in Schedule 3.04 or in the Purchaser SEC Documents, no Consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Purchaser or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the Acquisition, other than (A) the Shareholder Approval and the filing with the U.S. Securities and Exchange Commission (the "SEC") of the Proxy Statement relating thereto, (B)

any other required filing with the SEC under the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or any required filing with or notification to the AMEX, (C) those required under any U.S. state securities or "blue sky" laws in connection with the issuance or resale of the Wireless Shares, (D) any foreign governmental and regulatory filings, notices and approvals required to be made or obtained, and (E) those the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect on Purchaser or otherwise materially adversely affect Purchaser's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements.

SECTION 3.05.    SECURITIES ACT.     The Shares purchased by Purchaser pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof, and Purchaser shall not offer to sell or otherwise dispose of the Shares so acquired by it in violation of any of the registration requirements of the Securities Act.

SECTION 3.06.    SEC DOCUMENTS; UNDISCLOSED LIABILITIES.     Purchaser has filed all reports, schedules, forms, statements and other documents required to be filed by Purchaser with the SEC since December 31, 2003 (the "PURCHASER SEC DOCUMENTS"). Except to the extent that information contained in any Purchaser SEC Document has been revised or superseded by a later filed Purchaser SEC Document, none of Purchaser SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Purchaser included in Purchaser SEC Documents (the "PURCHASER FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Purchaser and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither Purchaser nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent, or otherwise) required by U.S. GAAP to be set forth on a consolidated balance sheet of Purchaser and its consolidated Subsidiaries or notes thereto that individually or in the aggregate, would be expected to have a Material Adverse Effect on Purchaser, except (i) as disclosed on Schedule 3.06, (ii) as disclosed or reserved for in the Purchaser SEC Documents or (iii) for liabilities or obligations incurred in the Ordinary Course of Business since December 31, 2003. Except as set forth in Schedule 3.06, all off-balance sheet transactions and off-balance sheet and contingent liabilities of Purchaser and its consolidated Subsidiaries are disclosed in the Purchaser SEC Documents.

SECTION 3.07.    ACTIONS.     To the knowledge of Purchaser, neither it nor any of its Subsidiaries is a party to any Action pursuant to which a party seeks injunctive relief prohibiting the consummation of the Acquisition. Neither Purchaser nor any of its Subsidiaries is a party or subject to any Action or is subject to, or in default under, any unsatisfied Judgment, other than for such Actions or Judgments that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Purchaser or would not otherwise materially adversely affect Purchaser's ability to consummate the transactions contemplated in this Agreement and the Ancillary Agreements.

SECTION 3.08.    EMPLOYEE BENEFITS; ERISA.     (a)    Schedule 3.08(a) or the Purchaser SEC Documents sets forth true, correct and complete a list of each material "employee pension benefit plan" (as defined in Section 3(2) of ERISA), material Welfare Plan and each other material plan, arrangement or policy relating to stock options, stock purchases, deferred compensation, severance, fringe benefits or other employee benefits, in each case maintained by Purchaser or any of its Subsidiaries for the benefit of any present or former directors, officers or employees of Purchaser or any of its Subsidiaries (all the foregoing being herein called "PURCHASER BENEFIT PLANS"). Purchaser has delivered or made available to Sellers (whether through direct access or through access on the SEC's web site to exhibits that constitute part of the Purchaser SEC Documents) copies of (i) each Purchaser Benefit Plan, (ii) the most recent annual report on Form 5500 filed with the IRS with respect to each Purchaser Benefit Plan (if any such report was required), (iii) the most recent summary plan description for each Purchaser Benefit Plan for which such a summary plan description is required and (iv) each trust agreement and group annuity contract relating to any Purchaser Benefit Plan. Schedule 3.08(a) also sets forth a true, correct and complete list of any other pension plans, old age and other benefit programs and any other pension commitments granted to current or former employees of any of Purchaser or any of its Subsidiaries under other applicable laws.

(b)    Except for (i) Purchaser Benefit Plans, (ii) employer's contributions to mandatory benefit schemes under Applicable Law, (iii) sick pay for a period to which any employee is entitled under Applicable Law or under applicable collective bargaining agreements or under any individual agreement the terms of which have been disclosed in writing to Sellers, and (iv) the individual commitments and benefit plans described in Schedule 3.08(b) or in the Purchaser SEC Documents, Purchaser and its Subsidiaries are under no obligation to pay, and have not agreed to pay or are not paying on a customary or voluntary basis (A) any pension (including retirement and early-retirement payments, disability pensions and pensions for surviving spouses or dependants, whether forfeitable or non-forfeitable and irrespective whether on the basis of current pension payments or on the basis of a one time capital payment) or any other retirement, death, sickness, disability or medical benefit or (B) any contributions to any pension fund, insurance company or other entity with respect to any such pension or benefit. Schedule 3.08(b) or the Purchaser SEC Documents sets forth a true, correct and complete list of all pension plans, old age and other benefit programs and any other pension commitments together with their relevant conditions (amount of the granted benefits, amount of the granted contributions to pension funds, to insurance companies or to any other external provider, date of grant, indication of any agreed non-forfeitable rights or expectancies, indication of any agreed indexation or adjustment of pension payments) granted to the current or the former employees as listed on Schedule 3.08(b) or in the Purchaser SEC Documents of Purchaser or of any of its Subsidiaries under Applicable Law other than Purchaser Benefit Plans. Any such pension or other obligations of Purchaser and of any of its Subsidiaries under such commitments and plans are fully reflected in the Purchaser Financial Statements in accordance with the relevant accounting principles in the highest amount possible under Applicable Law.

(c)    Except as set forth in Schedule 3.08(c) or in the Purchaser SEC Documents, the pension plans and commitments as listed on Schedule 3.08(b) or in the Purchaser SEC Documents are congruently covered/fully funded by employer's pension liability insurances and such employer's pension liability insurances are free and clear of all Liens.

(d)    Purchaser's 401(k) Plan ("PURCHASER'S 401(K) PLAN") has been administered substantially in accordance with its terms, except where the failure to be so administered would not have a Material Adverse Effect on Purchaser. Purchaser and its Subsidiaries and Purchaser's 401(k) Plan are in substantial compliance with all applicable provisions of ERISA and the Code, except for instances of possible non compliance that would not have a Material Adverse Effect on Purchaser. Purchaser's 401(k) Plan has received a favorable determination letter from the IRS dated August 9, 2002, to the effect that it is qualified and exempt from Federal Income Taxes under Sections 401(a) and 501(a), respectively, of the Code, and no such determination letter has been revoked nor, to the knowledge of Purchaser, has revocation been threatened. Except as would not have a Material Adverse Effect on Purchaser, there is no pending or, to the knowledge of Purchaser, threatened litigation relating to the Purchaser Benefit Plans.

(e)    Except as would not have a Material Adverse Effect on Purchaser, neither Purchaser nor any person or entity that, together with Purchaser or any of its Subsidiaries, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code has incurred or would reasonably be expected to incur any liability under Title IV of ERISA.

(f)    Except as would not have a Material Adverse Effect on Purchaser, each Purchaser Benefit Plan that is a Welfare Plan, to the extent applicable, complies in all material respects with the applicable requirements of Section 4980B(f) of the Code.

(g)    Except as set forth in Schedule 3.08(g) or in the Purchaser SEC Documents, no employee of Purchaser or any of its Subsidiaries will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Purchaser Benefit Plan as a result of the transactions contemplated by this Agreement.

(h)    Purchaser does not maintain any Purchaser Benefit Plan covering non-U.S. employees.

SECTION 3.09.    ASSETS OTHER THAN REAL PROPERTY INTERESTS.

(a)    Purchaser, directly or through one of its Subsidiaries, has good and valid title to all the assets reflected in the Purchaser Financial Statements or thereafter acquired, other than those set forth in Schedule 3.09 or in the Purchaser SEC Documents, in each case free and clear of all Liens, except (i) such Liens as are set forth in Schedule 3.09 or in the Purchaser SEC Documents, (ii) mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the Ordinary Course of Business, (iii) Liens for Taxes and other governmental charges that are not due and payable or that may thereafter be paid without penalty, (iv) Liens that secure debt that is reflected as a liability in the Purchaser Financial Statements or the existence of which is referred to in the notes to the Purchaser Financial Statements, with respect to which no default (or, to the knowledge of Purchaser, no event that, with or without the giving of notice or lapse of time or both, could constitute a default exists) and (v) other imperfections of title, licenses or encumbrances, if any, which, individually or in the aggregate, would not have a Material Adverse Effect on the Company (the Liens described in clauses (i) through (v) above are referred to collectively as "PURCHASER PERMITTED LIENS").

(b)    This Section 3.09 does not relate to real property or interests in real property, such items being the subject of Section 3.10, or to Intellectual Property, such items being the subject of Section 3.11.

SECTION 3.10.    REAL PROPERTY.     Except as disclosed in Schedule 3.10, all material real property owned or leased by Purchaser or any of its Subsidiaries (collectively, the "PURCHASER PROPERTY") is disclosed in the Purchaser SEC Documents. Purchaser or one of its Subsidiaries has valid ownership or leasehold interests in the Purchaser Properties, in each case free and clear of all Liens, except (i) Purchaser Permitted Liens, (ii) such Liens as are disclosed in the Purchaser SEC Documents, (iii) Liens, subleases and similar agreements set forth in Schedule 3.10, (iv) easements, covenants, rights-of-way and other similar restrictions of record, (v) any conditions that may be shown by a current, accurate survey or that would be apparent as part of a physical inspection of any Purchaser Property made prior to the Closing and (vi) (A) zoning, building and other similar restrictions, (B) Liens that have been placed by any developer, landlord or other third party and subordination or other similar agreements relating thereto and (C) unrecorded easements, covenants, rights-of-way and other similar restrictions. Neither Purchaser nor any of its Subsidiaries has agreed to sell or granted any unaffiliated Person the right to buy any of the owned Purchaser Property. Except as would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser with respect to each Purchaser Property, such lease is pursuant to a written lease which is in full force and effect, without any default (or, to the knowledge of Purchaser, no event that, with or without the giving of notice or the lapse of time or both, could constitute a default) or waiver by Purchaser or any of its Subsidiaries, as the case may be, or, to Purchaser's knowledge as of the date hereof, by the lessor thereunder. Each such lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Acquisition. This Section 3.10 does not relate to environmental matters, such items being the subject of Section 3.17(b).

SECTION 3.11.    INTELLECTUAL PROPERTY.

(a)    Except as set forth in Schedule 3.11(a) or in the Purchaser SEC Documents, (i) to the knowledge of Purchaser, the conduct of the business of Purchaser and its Subsidiaries as currently conducted does not infringe upon or misappropriate the Intellectual Property rights of any third party, and no claim has been asserted to Purchaser in writing or, to the knowledge of Purchaser, orally, that the conduct of the business of Purchaser and its Subsidiaries as currently conducted infringes upon or misappropriates the Intellectual Property rights of any third party; (ii) to the knowledge of Purchaser, none of the products that are or have been designed, created, developed, assembled, manufactured or sold by Purchaser or any of its Subsidiaries is infringing, misappropriating, or making any unlawful or unauthorized use of any Intellectual Property owned or used by any other Person, and Purchaser and its Subsidiaries have all rights and licenses necessary in order to make, have made, use or sell such products; (iii) with respect to each material item of Intellectual Property owned by Purchaser or any of its Subsidiaries ("PURCHASER OWNED INTELLECTUAL PROPERTY"), Purchaser or one of its Subsidiaries is the sole owner of the entire right, title and interest in and to any Purchaser Owned Intellectual Property and is entitled to use such Purchaser Owned Intellectual Property in the operation of its respective business as currently conducted; (iv) with respect to each material item of Intellectual Property licensed to Purchaser or one of its Subsidiaries that is material to the business of Purchaser as currently conducted ("PURCHASER LICENSED INTELLECTUAL PROPERTY"), Purchaser and its Subsidiaries have the right to use such Purchaser Licensed Intellectual Property in the operation of its respective business in accordance with the terms of the license agreement governing such Purchaser Licensed Intellectual Property; (v) the material Purchaser Owned Intellectual Property is valid and enforceable, and no claim has been asserted in writing or, to the knowledge of Purchaser, orally, or judgment entered that Purchaser Owned Intellectual Property is invalid or unenforceable in whole or in part; (vi) to the knowledge of Purchaser, no Person is engaging in any activity that infringes upon the Purchaser Owned Intellectual Property; (vii) each material license of the Purchaser Licensed Intellectual Property is valid and enforceable, is binding on Purchaser and, to Purchaser's knowledge, on all parties to the licenses, and is in full force and effect; (viii) none of Purchaser or any of its Subsidiaries or, to the knowledge of Purchaser, any other party to any license of the Purchaser Licensed Intellectual Property is in material breach thereof or material default thereunder; and (ix) none of the Purchaser Owned Intellectual Property been adjudged invalid, unenforceable or unregistrable in whole or in part, except in each case specified in clauses (i) through (ix) above, as would not have a Material Adverse Effect on Purchaser.

(b)    Except as set forth in Schedule 3.11(b) or in the Purchaser SEC Documents, Purchaser or its Subsidiaries own and holds good, valid, and marketable title to all Intellectual Property owned or used by Purchaser or any of its Subsidiaries, and owns all Intellectual Property free and clear of any Lien, except in each case as would not have a Material Adverse Effect on Purchaser. There are no claims pending or, to the knowledge of Purchaser, threatened by any current or former employee of Purchaser relating to any Intellectual Property.

(c)    Schedule 3.11(c) or the Purchaser SEC Documents sets forth a true and complete list of all registered Purchaser Owned Intellectual Property and registered Purchaser Licensed Intellectual Property worldwide that is not identified with specificity in the Purchaser SEC Documents. With respect to each identified item of Intellectual Property, Schedule 3.11(c) or the Purchaser SEC Documents (as applicable) sets forth: (i) the name and a reasonable description of such Intellectual Property, and (ii) with respect to any Intellectual Property that is the subject of any registration or pending application in any jurisdiction worldwide, the jurisdictions, any registration and/or application serial numbers, current status, any action, filing, submission, or maintenance fee due, and the date by which any of the foregoing are due. Except as set forth in Schedule 3.11(c) or the Purchaser SEC Documents, and except as would not have a Material Adverse Effect on Purchaser, Purchaser and its Subsidiaries are not under any obligation to pay royalties or other payments in connection with any license, sublicense or other agreement, nor restricted from assigning its rights under any sublicense or agreement respecting the Purchaser Owned Intellectual Property, and Purchaser and its Subsidiaries have a valid right to use, license, and otherwise exploit all Purchaser Licensed Intellectual Property.

(d)    The rights of Purchaser and its Subsidiaries in all of the Purchaser Owned Intellectual Property and Purchaser Licensed Intellectual Property are valid, subsisting, and enforceable. Except as would not have a Material Adverse Effect on Purchaser, none of the Purchaser Owned Intellectual Property or Purchaser Licensed Intellectual Property or any registrations therefor have been canceled or adjudicated invalid or unenforceable, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting the rights of Purchaser and its Subsidiaries thereto.

(e)    Except as would not have a Material Adverse Effect on Purchaser, (i) all Purchaser Owned Intellectual Property filed with any Governmental Entity (including without limitation the United States Patent and Trademark Office, the United States Copyright Office, and analogous offices and agencies in other jurisdictions) is valid, subsisting, unexpired, in proper form and all renewal fees and other maintenance fees that have fallen due on or prior to the Closing Date have been paid, (ii) Purchaser and its Subsidiaries have timely made all filings and payments with the appropriate Governmental Entity required to maintain in subsistence all Purchaser Owned Intellectual Property, (iii) all documentation necessary to confirm and effect the ownership by Purchaser and its Subsidiaries of and rights in any Purchaser Owned Intellectual Property acquired by Purchaser or any of its Subsidiaries from third parties has been filed in the United States Patent and Trademark Office and the United States Copyright Office, and all other relevant Governmental Entities, and (iv) except as set forth in Schedule 3.11(e) or the Purchaser SEC Documents, no Purchaser Owned Intellectual Property is the subject of any Action before any Governmental Entity in any domestic or foreign jurisdiction, including any form of preliminary or final refusal of registration.

(f)    To the knowledge of Purchaser, no Purchaser Owned Intellectual Property has been used, divulged, disclosed or appropriated to the detriment of Purchaser or any of its Subsidiaries for the benefit of any third party, and no employee or agent of Purchaser or any of its Subsidiaries has misappropriated any trade secrets or other confidential information of any third party in the course of the performance of his or her duties as an employee or agent of Purchaser or any of its Subsidiaries.

SECTION 3.12.    CONTRACTS.

(a)    Sellers have been, prior to the date of this Agreement, provided with copies of all Contracts (whether through direct access or through access on the SEC's web site to Contracts that constitute part of the Purchaser SEC Documents) that are material to the business or operations of Purchaser. Without limiting the foregoing, Sellers have been provided with copies of all Contracts fitting the following descriptions to which Purchaser or any of its Subsidiaries is a party or by which Purchaser or any of its Subsidiaries is bound:

(i)    employee collective bargaining agreement or other Contract with any labor union;

(ii)    covenant not to compete (other than (A) pursuant to any radius restriction contained in any lease, reciprocal easement or development, construction, operating or similar agreement and (B) any such covenant contained in any distribution agreement with a distributor, "independent operator", "wholesaler" or "multiple") that materially limits the conduct of the business of Purchaser as currently conducted;

(iii)    (A) continuing Contract for the future purchase by Purchaser or its Subsidiaries of materials, supplies or equipment (other than purchase Contracts and orders for inventory in the Ordinary Course of Business) or (B) service or consulting Contract (other than Contracts for services in the Ordinary Course of Business) for the provision of services to Purchaser or its Subsidiaries, which has in any such case an aggregate future liability by Purchaser or its Subsidiaries to any person (other than Purchaser or one of its Subsidiaries) in excess of US$75,000 and is not terminable by Purchaser or one of its Subsidiaries by notice of not more than 90 days;

(iv)    Contract under which Purchaser or one of its Subsidiaries has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any person (other than Purchaser or one of its Subsidiaries) or any other note, bond, debenture or other evidence of indebtedness of Purchaser or one of its Subsidiaries (other than in favor of Purchaser or one of its Subsidiaries) in any such case which, individually, involves in excess of US$75,000 of indebtedness;

(v)    Contract (other than intercompany relationships) under which (A) any Person (other than the Company or one of its Subsidiaries) has directly or indirectly guaranteed indebtedness, liabilities or obligations by way of guarantee, letter of credit or otherwise of Purchaser or one of its Subsidiaries or (B) Purchaser or one of its Subsidiaries has directly or indirectly guaranteed indebtedness, liabilities or obligations by way of guarantee, letter of credit or otherwise of any Person, other than Purchaser or another Subsidiary of Purchaser (in each case other than endorsements for the purpose of collection in the Ordinary Course of Business), in any such case which, individually, involves in excess of US$75,000 of indebtedness;

(vi)    lease or similar Contract with any person (other than Purchaser or one of its Subsidiaries) under which Purchaser or one of its Subsidiaries is lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by any person which lease or similar Contract has an aggregate future liability in excess of US$75,000 and which is not terminable by Purchaser or one of its Subsidiaries by notice of not more than 90 days;

(vii)    other Contract that has an aggregate future liability to any Person (other than Purchaser or one of its Subsidiaries) in excess of US$75,000 and is not terminable by Purchaser or one of its Subsidiaries by notice of not more than 90 days (other than purchase orders or sales orders); and

(viii)    employment agreement, employment contract, special incentive agreement or severage agreement that has an aggregate future liability of Purchaser or its subsidiaries in excess of $75,000 (collectively, the "PURCHASER EMPLOYMENT CONTRACTS").

(b)    Except as set forth in Schedule 3.12(b) or in the Purchaser SEC Documents (such Contracts, together with the Purchaser Employment Contracts, the "PURCHASER CONTRACTS"), all Purchaser Contracts are valid, binding and in full force and effect and are enforceable by Purchaser or the applicable Subsidiary of Purchaser in accordance with their terms (subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and to general equitable principles), except for such failures to be valid, binding, in full force and effect or enforceable that, individually or in the aggregate, would not have a Material Adverse Effect on Purchaser. Except as set forth in Schedule 3.12(b) or in the Purchaser SEC Documents, Purchaser or the applicable Subsidiary of Purchaser is not in breach or default under any Purchaser Contract and, to the knowledge of Purchaser, no other party to any Purchaser Contract, as of the date hereof, is in breach or default thereunder, except to the extent that such breach or default, individually or in the aggregate, would not have a Material Adverse Effect on Purchaser.

SECTION 3.13.    PERMITS.     Except as set forth in Schedule 3.13 or in the Purchaser SEC Documents, (i) each of Purchaser and its Subsidiaries possesses all Permits necessary to enable it to own or lease its properties or assets and to carry on its business as presently conducted, and Purchaser or the applicable Subsidiary of Purchaser is in compliance with the terms and conditions thereof, except for any non-compliance that, individually or in the aggregate, would not have a Material Adverse Effect on Purchaser and (ii) none of such Permits would be subject to suspension, modification, revocation or non renewal as a result of the execution and delivery of this Agreement or the consummation of the Acquisition, except for any such suspensions, modifications, revocations or non renewals that, individually or in the aggregate, would not have a Material Adverse Effect on Purchaser. This Section 3.13 does not relate to environmental matters, such items being the subject of Section 3.17(b).

SECTION 3.14.    TAXES AND OTHER CONTRIBUTIONS.

(a)    Except as set forth in Schedule 3.14(a) or in the Purchaser SEC Documents: (i) Purchaser and each of its Subsidiaries has prepared, completed and timely filed or caused to be filed (taking into account any applicable extension periods) all material Tax Returns required to be filed by it; (ii) all such Tax Returns are true, correct and complete in all material respects; (iii) all material Taxes with respect to taxable periods covered by such Tax Returns, and all other material Taxes for which Purchaser or any of its Subsidiaries is or might otherwise be liable, have been withheld and timely paid in full or will be timely paid in full by the due date thereof or provision has been made for such Taxes in the Purchaser Financial Statements; (iv) all amounts under material secondary Tax liability and administrative fines have been paid; and (v) there are no material Liens for Taxes with respect to any of the assets or properties of Purchaser or any of its Subsidiaries that are not adequately provided for in the Financial Statements except liens for Taxes not yet due and payable or that may thereafter be paid without penalty.

(b)    Except as set forth in Schedule 3.14(b) or in the Purchaser SEC Documents, as of the date hereof, no material Tax Return of Purchaser or any of its Subsidiaries is under audit, examination or the subject of any legal controversy by or with any Taxing Authority, no notice of such an audit, examination or controversy has been received by Purchaser or any of its Subsidiaries and there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which Purchaser or any of its Subsidiaries may be subject.

(c)    Except as set forth in Schedule 3.14(c) or in the Purchaser SEC Documents, none of Purchaser or any of its Subsidiaries is (i) a party to any agreement providing for the allocation or sharing of Taxes or (ii) liable for Taxes imposed on or due by any party which is not Purchaser or any such Subsidiary.

SECTION 3.15.    LITIGATION.     Schedule 3.15 sets forth a true and complete list of each pending, or to the knowledge of Purchaser, threatened Action against Purchaser or any of its Subsidiaries that has not been previously disclosed in the Purchaser SEC Documents. Except as set forth in Schedule 3.15 or in the Purchaser SEC Documents, neither Purchaser nor any of its Subsidiaries is subject to, or in default under, any unsatisfied Judgment, other than for such Actions or Judgments that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Purchaser. This Section 3.15 does not relate to environmental matters or Intellectual Property matters, such items being the subject of Sections 3.17(b) and 3.11, respectively.

SECTION 3.16.    ABSENCE OF CHANGES OR EVENTS.     Except as set forth in Schedule 3.16 or in the Purchaser SEC Documents, since December 31, 2003 there has not occurred any event or condition that has had a Material Adverse Effect on Purchaser, and Purchaser and each of its Subsidiaries has conducted business only in, and has not engaged in any transaction other than according to, the Ordinary Course of Business, and there has not been any change in the business, operations, properties, prospects, assets, or condition of Purchaser or any of its Subsidiaries that is likely to have a Material Adverse Effect on Purchaser.

SECTION 3.17.    COMPLIANCE WITH APPLICABLE LAWS.

(a)    Except as set forth in Schedule 3.17(a) or in the Purchaser SEC Documents:

(i)    Purchaser and each of its Subsidiaries is, and at all time since December 31, 2003 has been, in full compliance with all Applicable Laws, except for any such non-compliance as would not have a Material Adverse Effect on Purchaser;

(ii)    to the knowledge of Purchaser, no event has occurred or circumstance exists that is likely to (with or without the giving of notice or the lapse of time or both) (A) constitute or result, directly or indirectly, in a violation by Purchaser or any of its Subsidiaries of, or a failure on the part of Purchaser or any of its Subsidiaries to comply with, any Applicable Law, or (B) give rise, directly or indirectly, to any obligation on the part of Purchaser or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

(iii)    neither Purchaser nor any of its Subsidiaries received, at any time since December 31, 2003, any notice or other communication (whether oral or written) from any Governmental Entity or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure on the part of Purchaser or any of its Subsidiaries to comply with, any Applicable Law, or (B) any actual, alleged, possible, or potential obligation on the part of Purchaser or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, except for, in each of (i), (ii) and (iii) above, such non-compliance, violations, failure, obligations, costs, defaults and remedial actions that, individually or in the aggregate, would not have a Material Adverse Effect on Purchaser. This Section 3.17(a) does not relate to matters with respect to Taxes, which are the subject of Section 3.14, or to environmental matters, which are the subject of Section 2.17(b).

(b)    Except as set forth in Schedule 3.17(b) or in the Purchaser SEC Documents, and except in each case as would not have a Material Adverse Effect on Purchaser: (i) Purchaser and each of its

Subsidiaries has complied at all times with all applicable Environmental Laws; (ii) all properties currently owned, leased or operated by Purchaser and each of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) have not been contaminated with any Hazardous Substances; (iii) any properties formerly owned, leased or operated by Purchaser or any of its Subsidiaries were not contaminated with Hazardous Substances on or prior to such period of ownership or operation; (iv) neither Purchaser nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Purchaser nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance; (vi) neither Purchaser nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information indicating that it may be in violation of or liable under any Environmental Law; (vii) neither Purchaser nor any of its Subsidiaries is subject to any order, decree, injunction or other arrangement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law; (viii) none of the properties of Purchaser or any of its Subsidiaries contain any underground storage tanks, asbestos-containing material, lead products, or polychlorinated biphenyls; (ix) Purchaser has delivered or made available to Sellers copies of all environmental reports, studies, assessments, sampling data and other environmental information relating to Purchaser or any of its Subsidiaries or any of their current or former properties or operations to the extent in the possession or control of Purchaser or any of its Subsidiaries; and (x) to the knowledge of Purchaser, there are no circumstances or conditions involving Purchaser or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any property pursuant to any Environmental Law.

SECTION 3.18.    INSURANCE.     Schedule 3.18 or the Purchaser SEC Documents sets forth a true, complete and current list of all insurance policies currently insuring the property, assets or business liabilities of Purchaser and each of its Subsidiaries and all bonds required to be maintained with respect to the operation of their respective businesses, specifying with respect to each such policy or bond, the name of the insurer or surety, the type of coverage, the term of the policy or bond, the limits of liability and the annual premium. Such policies and bonds are in full force and effect, all premiums due and payable thereon have been paid, no notice of cancellation or termination has been received with respect to any such policy, and Purchaser has complied with such policies and bonds. Except as set forth in Schedule 3.18 or the Purchaser SEC Documents, there are no pending claims against such insurance policies and bonds as to which the insurers have denied liability, and, to the knowledge of Purchaser, there exist no claims under such insurance policies or bonds that have not been properly and timely submitted by Purchaser to the related insurers or sureties. Such policies and bonds will not in any way be affected by, terminate, or lapse by reason of the transactions contemplated by this Agreement. Such policies and bonds provide adequate coverage in amounts sufficient to insure the assets of Purchaser and the risks of its businesses.

SECTION 3.19.    TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES.     Except as disclosed in Schedule 3.19 or in the Purchaser SEC Documents: (i) since December 31, 2003, there have been no transactions between Purchaser or any of its Subsidiaries and any Affiliate of Purchaser, including, without limitation, loans, guarantees or pledges to, by or for Purchaser or any of its Subsidiaries from, to, by or for any of such persons; and (ii) since December 31, 2003, none of the officers, directors, employees or principal stockholders of Purchaser, or any spouse or relative of any of such Persons, has been a director or officer of, or has had any direct or indirect interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer or sales agent of Purchaser or any of its Subsidiaries or has competed with or been engaged in any business of the kind being conducted by Purchaser or any of its Subsidiaries.

SECTION 3.20.    LABOR MATTERS.     Except as set forth in Schedule 3.20 or in the Purchaser SEC Documents, there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to the knowledge of Purchaser, threatened against or affecting Purchaser or any of its Subsidiaries, and Purchaser has not and none of its Subsidiaries have at any time experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or with respect to employees of Purchaser or any of its Subsidiaries.

SECTION 3.21.    BROKERS OR FINDERS.     Except for Capitalink, L.C., whose fees, if any, shall be paid by Purchaser, no agent, broker, investment banker or other firm or person acting on behalf of Purchaser, is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

SECTION 3.22.    FINANCING.     Purchaser has sufficient cash and/or available credit facilities (and has provided Sellers with evidence thereof) to pay the Cash Consideration and to make all other necessary payments of fees and expenses in connection with the Acquisition contemplated by this Agreement and the Ancillary Agreements.

SECTION 3.23.    DISCLOSURE.     This Agreement, its Exhibits and Schedules, and any of the certificates or documents to be delivered by Purchaser to Sellers under this Agreement, taken together in their entirety, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading.

ARTICLE IV

COVENANTS

SECTION 4.01.    COVENANTS RELATING TO CONDUCT OF BUSINESS.     Except for matters (a) set forth in Schedule 4.01, (b) consented to by the other parties hereto, (c) otherwise contemplated by the terms of this Agreement or (d) which Purchaser's board of directors deems, in its sole discretion, to be necessary or advisable to effect or pursue in accordance with its fiduciary duties to Purchaser's public shareholders and other constituencies or in accordance with other Applicable Law (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations of AMEX), from the date of this Agreement to the Closing Date, the Company and Purchaser shall, and Sellers shall cause the Company to, and the Company and Purchaser shall cause their respective Subsidiaries to, conduct their respective businesses in the ordinary course in a manner consistent with past practice; provided, that nothing contained in this Agreement shall be deemed to require the expenditure of funds in a manner inconsistent with past practice. In addition, except (a) as set forth in Schedule 4.01, (b) as otherwise contemplated by the terms of this Agreement or (c) for matters which Purchaser's board of directors deems, in its sole discretion, to be necessary or advisable to effect or pursue in accordance with its fiduciary duties to Purchaser's public shareholders and other constituencies or in accordance with other Applicable Law (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations of AMEX), neither the Company nor Purchaser shall do any of the following without the prior written consent of the other parties hereto:

(i)    amend its organizational documents;

(ii)    declare, set aside or pay any cash or non-cash dividend or make any other cash or non-cash distribution to its stockholders whether or not upon or in respect of any shares of its capital stock or issue any capital stock; provided, however, that (A) Purchaser may continue to pay quarterly dividends in the Ordinary Course of Business consistent with past practice and (B) dividends and distributions may continue to be made by the Subsidiaries of the Company or Purchaser to the Company or Purchaser, respectively, or to their respective other wholly owned Subsidiaries;

(iii)    redeem or otherwise acquire any shares of its capital stock or issue any capital stock or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock; provided, however, that Purchaser may make such issuances of any capital stock or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock that (A) are contemplated by any employment or other agreements to which Purchaser is a party in effect as of the date hereof or are subject to any option, warrant or right (including any convertible securities of Purchaser) outstanding as of the date hereof, and (B) would not result in the issuance (either directly or upon exercise or conversion of any security) by Purchaser of more than 200,000 shares of Purchaser Common Stock to any individual Person, or more than 500,000 shares of Purchaser Common Stock in the aggregate;

(iv)    adopt or amend in any material respect any Company Benefit Plan or Purchaser Benefit Plan (as applicable) and any other benefit programs, except as required by Applicable Law;

(v)    grant to any executive officer any increase in compensation or benefits, except in the Ordinary Course of Business consistent with past practice or as may be required under existing Contracts and except (in the case of the Company) for any increases for which Sellers shall be solely obligated, and, in the case of the Company, execute any agreements relating to part-time employment with employees approaching retirement (Altersteilzeitverträge);

(vi)    incur or assume any liabilities, obligations or indebtedness for borrowed money or guarantee any such liabilities, obligations or indebtedness, other than in the Ordinary Course of Business consistent with past practice;

(vii)    subject any of its assets to any Lien of any nature whatsoever that would have been required to be set forth in Schedule 2.08, 2.09, 3.09 or 3.10 if existing on the date of this Agreement;

(viii)    waive any claims or rights of material value;

(ix)    make any change in any method of accounting or accounting practice or policy other than those required or permitted by IFRS or U.S. GAAP, as applicable or required by Applicable Law;

(x)    acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets (other than inventory) that (A) are material to the Company and its Subsidiaries, taken as a whole, in the case of the Company, or (B) that are material to Purchaser and its Subsidiaries, taken as a whole, in the case of Purchaser;

(xi)    make or incur any capital expenditure (A) other than in the Ordinary Course of Business consistent with past practice or other than as required under existing Contracts, in the case of Purchaser, or (B) that is in excess of (Euro) 65,000 or which, in the aggregate, are in excess of (Euro) 130,000, in the case of the Company;

(xii)    sell, lease, license or otherwise dispose of any material asset (including any business unit or Subsidiary), except (A) inventory and obsolete or excess equipment sold or disposed of in the Ordinary Course of Business and (B) leases entered into in the Ordinary Course of Business with aggregate annual lease payments not in excess of (Euro) 65,000;

(xiii)    settle, compromise or discharge any pending or threatened Action or any Judgment in a manner that imposes an equitable remedy against the Company or its Subsidiaries or against Purchaser or its Subsidiaries (as applicable) that would materially constrain the business of the Company or its Subsidiaries or Purchaser or its Subsidiaries (as applicable);

(xiv)    in the case of the Company or any of its Subsidiaries, enter into any agreement, arrangement or understanding (including, without limitation, any license or royalty agreement, arrangement or obligation) with any of the parties named on that certain letter addressed to the Company dated September 21, 2004 set forth on Schedule 2.10(b) (the "IP LETTER"), or any of their respective Affiliates, customers or licensees, or any of the Company's customers or licensees, relating to any of the matters referred to in the IP Letter, which would result in any obligation of the Company or any of its Subsidiaries following the Closing (or that would result in any grant by the Company or any of its Subsidiaries of any right or interest that would continue after the Closing); or

(xv)    agree, whether in writing or otherwise, to do any of the foregoing.

SECTION 4.02.    ACCESS TO INFORMATION.

(a)    To the extent permitted by Applicable Law, the Company shall, and shall cause its Subsidiaries to, afford to Purchaser and its accountants, counsel and other representatives access during normal business hours, upon reasonable notice during the period prior to the Closing, to the personnel, properties, and all of the books of account, ledgers, general, financial, accounting and personnel and employment records, files, customers and suppliers lists, prospect lists, subscription or circulation lists, sales and promotional literature, customer and supplier correspondence, contracts, commitments, books, manuals, files, data, papers, and other information, whether in hard copy or computer or other format (collectively "RECORDS"), of the Company and its Subsidiaries; provided, however, that such access does not unreasonably disrupt the normal operations of the Company and its Subsidiaries.

(b)    To the extent permitted by Applicable Law, Purchaser shall, and shall cause its Subsidiaries to, afford to Sellers and its accountants, counsel and other representatives access during normal business hours, upon reasonable notice during the period prior to the Closing, to the personnel, properties, and all of the Records of Purchaser and its Subsidiaries; provided, however, that such access does not unreasonably disrupt the normal operations of Purchaser and its Subsidiaries.

(c)    After the Closing, Purchaser shall, and shall cause its Affiliates to, give the Sellers and their accountants, counsel and other representatives reasonable access, upon reasonable notice during normal business hours, to the personnel, properties, and Records of the Company and its Subsidiaries relating to the Sellers' operation of the Company prior to the Closing, and to furnish copies thereof, which the Sellers or their representatives or agents reasonably request; provided, however, that such access does not unreasonably disrupt the normal operations of the Company and its Subsidiaries. Purchaser shall, and shall cause its Affiliates to, furnish reasonable assistance (including access to personnel) to the Sellers and their representatives and agents in connection with any claims, proceedings, actions, investigations, audits, and other regulatory or legal proceedings in connection with any of the items listed in the foregoing sentence; provided that the Sellers shall be responsible for all reasonable out-of-pocket expenses in connection therewith.

SECTION 4.03.    CONFIDENTIALITY.    Purchaser, the Company and each of the Sellers acknowledge that the information being provided to such party in connection with the Acquisition and the consummation of the other transactions contemplated by this Agreement and the Ancillary Agreements is subject to the terms of a confidentiality agreement between Purchaser and the Company, dated May 3, 2004, and a confidentiality agreement between Purchaser, Sellers and the Company, dated September 1, 2004 (together, the "CONFIDENTIALITY AGREEMENT"), the terms of which are incorporated herein by reference. All parties to the Confidentiality Agreement acknowledge and reaffirm their obligations thereunder.

SECTION 4.04.    EFFORTS.    (a)    Subject to the terms and conditions of this Agreement, each of the Sellers, the Company and Purchaser and its Affiliates shall use its reasonable best efforts to cause the Closing to occur, including using its reasonable best efforts to obtain all Permits and Consents of, and to make all necessary filings, notifications or registrations with, all Governmental Entities which are necessary for the consummation of the transactions contemplated by this Agreement. Sellers and Purchaser shall use their reasonable best efforts to obtain the written Consent of each Governmental Entity issuing any Permits to the transfer of any such Permit if, as a result of the Acquisition, such Consent is necessary in order to allow the Company and its Subsidiaries to continue to enjoy the use of such Permits after the Closing. With respect to any Permits to be transferred to Purchaser or its designees, or reissued in the name of Purchaser or its designees, Sellers shall use their reasonable best efforts to cause the Company and its Subsidiaries to cooperate with Purchaser in effectuating the transfer or reissuance of such Permits in the name of Purchaser or its designees effective as of the Closing, including providing necessary information and confirming to any Governmental Entity that applicable Company or Subsidiaries' readiness to surrender the Permit in the name of such Company or Subsidiary upon the Closing and their subsequent transfer or reissuance to Purchaser or its designees.

(b)    Prior to the Closing, Sellers shall cause the Company and its Subsidiaries to use reasonable best efforts to obtain all necessary Consents from any third party required under any Contract, and to give prompt notice to the Purchaser of any notice or other communication from any Person alleging that the Consent of such Person is or may be required under any Contract in connection with the transactions contemplated hereby. Purchaser shall, and shall cause its Subsidiaries to reasonably cooperate with Sellers and the Company and its Subsidiaries in connection with the foregoing. Notwithstanding the foregoing, none of Sellers, the Company or its Subsidiaries, or Purchaser or its Subsidiaries shall be required to expend money or, without Purchaser's prior written consent, amend, waive or otherwise alter any material terms under any Contract in order to obtain any Consent from any third party required under any Contract.

(c)    None of the Sellers, the Company or Purchaser shall, and none shall permit any of their respective Affiliates to, take any actions that would, or that could reasonably be expected to result in any of the conditions set forth in Article V not being satisfied, including affecting any acquisitions.

SECTION 4.05.    TAX MATTERS.

(a)    PRE-CLOSING TAX PERIOD TAX RETURNS.

(i)    As to all Tax Returns of the Company and its Subsidiaries due on or before the Closing Date, the Sellers shall prepare and timely file such Tax Returns and pay any Taxes shown as due thereon.

(ii)    As to Tax Returns of the Company and its Subsidiaries due after the Closing Date for tax periods ending on or before the Closing Date, the Purchaser shall cause the Company and its Subsidiaries to prepare and timely file such Tax Returns in accordance with past practice; provided, however, (1) the Purchaser shall deliver any such Tax Return to the Sellers at least 30 days before it is due, (2) the Sellers shall have the right to examine and comment on any such Tax Return prior to the filing thereof, and such Tax Return will not be filed without the prior written consent of the Sellers, which consent shall not be unreasonably withheld or delayed, (3) the Sellers shall provide such written consent or notice of objection (a "NOTICE OF OBJECTION") no later than 15 days before the Tax Return is due and (4) prior to the filing thereof the Sellers shall reimburse the Purchaser the amount shown to be due on the final version of any such Tax Return that is in excess of any amounts previously paid by the Sellers in respect of such Tax liability by way of estimated Tax payments or otherwise.

(iii)    Any dispute between the parties under this Section 4.05(a) shall be resolved by an Independent Expert in the manner provided below, except that every effort shall be made by the parties and the Independent Expert to resolve the dispute prior to the due date for the applicable Tax Return. If Sellers provide a Notice of Objection to Sellers within the 30-day period referred to in Section 4.05(a)(ii), Purchaser and Sellers shall, during the 15-day period following the Purchaser's receipt of the Notice of Objection, attempt in good faith to resolve Sellers' objections. During such 15-day period, Sellers and their representatives shall be permitted to review the working papers of Purchaser and Purchaser's Accountants relating to the Notice of Objection and the basis therefor. If Purchaser and Sellers are unable to resolve all such objections within such 15-day period, the matters remaining in dispute shall be submitted to an internationally recognized public accounting firm mutually agreed upon by Purchaser and Sellers and, if Purchaser and Sellers are unable to so agree within 10 days after the end of such 15-day period, then Purchaser and Sellers shall each select such a firm and such firms shall jointly select a third internationally recognized firm to resolve the disputed matters (such determining firm being the "INDEPENDENT EXPERT"). The parties shall instruct the Independent Expert to render its written decision as promptly as practicable but in no event later than 60 days after its selection. The resolution of disputed items by the Independent Expert shall be final and binding, and the determination of the Independent Expert shall constitute an arbitral award that is final, binding and non-appealable and upon which a judgment may be entered by a court having jurisdiction thereover. The fees and expenses of the Independent Expert shall be borne equally by Purchaser and Sellers. If any disputed items cannot be resolved pursuant to this Section 4.05(a) prior to the due date (taking into account permitted extensions) for any Tax Return, the Purchaser shall file such Tax Return in such matter as it deems appropriate and if the resolution of the disputed item provides for treatment of such item that is different than the treatment given such item on the filed Tax Return, an amended Tax Return shall be filed reflecting the resolution of such disputed item.

(b)    STRADDLE PERIOD TAX RETURNS.

(i)    As to any Tax Return of the Company and its Subsidiaries for a tax period that begins before and ends after the Closing Date (a "STRADDLE PERIOD"), the Purchaser shall cause the Company and its Subsidiaries to prepare and timely file such Tax Return in accordance with past practice and pay all Taxes due with respect thereto; provided, however, that (1) the Purchaser shall deliver any such Tax Return to the Sellers at least 30 days before it is due, (2) the Sellers shall have the right to examine and comment on any such Tax Return prior to the filing thereof, and such Tax Return will not be filed without the prior written consent of the Sellers, which consent shall not be unreasonably withheld or delayed, (3) the Sellers shall provide such written consent or notice of objection no later than 15 days before the Return is due and (4) the Sellers shall reimburse the Purchaser five days before the filing date of such Tax Return for any amount, determined in accordance with Section 4.05(b)(ii) and Section 7.01, owed by the Sellers with respect to such Tax Return that is in excess of any amounts previously paid by the Sellers in respect of such Tax liability by way of estimated Tax payments or otherwise.

(ii)    In the case of Taxes payable in respect of a Straddle Period, the portion of any such Taxes that is allocable to the Pre-Closing Tax Period shall be equal to the amount which would be payable if the taxable period ended on the Closing Date. In making such allocation, any item of income, gain, loss, deduction or other tax item that cannot be specifically allocated to the period before or after the Closing Date shall be allocated to the Pre-Closing Tax Period in an amount determined by multiplying such item by a fraction the numerator of which is the number of calendar days in the Pre-Closing Tax Period and the denominator of which is the number of calendar days in the entire Straddle Period.

(iii)    Any dispute between the parties under this Section 4.05(b) shall be resolved by the Independent Expert under the principles of Section 4.05(a)(iii), except that every effort shall be made by the parties and the Independent Expert to resolve the dispute prior to the due date for the applicable Tax Return.

(c)    TRANSFER TAX RETURNS.    All Transfer Taxes shall be borne and paid by Purchaser. Each of the Sellers, the Company and the Purchaser shall use reasonable efforts to avail itself of any available exemptions from any such Transfer Taxes, and to cooperate with the other parties in providing any information and documentation that may be necessary to obtain such exemption.

(d)    AMENDED TAX RETURNS.    Except as provided in Section 4.05(a)(iii), after the Closing Date, the Company and its Subsidiaries shall not, without the prior written consent of the Sellers, file any amended Tax Return for a Pre-Closing Tax Period.

(e)    COOPERATION.    The Sellers, the Company and the Purchaser shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns of the Company or its Subsidiaries and in resolving all disputes and audits with respect to all taxable periods relating to Taxes, including maintaining and making available to each other all records necessary in connection with Taxes including audit reports relating to Taxes.

(f)    TAX SHARING AGREEMENTS.    The Sellers shall cause the provisions of any Tax sharing agreement between the Sellers or any of their Affiliates (other than the Company and its Subsidiaries), and the Company or any of its Subsidiaries, to be terminated on or before the Closing Date. After the Closing Date, no party shall have any rights or obligations under any such Tax sharing agreement.

SECTION 4.06.    PUBLICITY.    From the date hereof through the Closing Date, no public release or announcement concerning the transactions contemplated hereby shall be issued by any party (which for this purpose shall include the Company and its Subsidiaries or any Affiliate thereof) without the prior consent of the other parties (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be required by this Agreement, by law or the rules or regulations of any U.S. or foreign securities exchange or regulatory authority, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that each of the parties may make internal announcements to their respective employees that are consistent with the parties' prior public disclosures regarding the transactions contemplated hereby. The parties hereto agree that the initial press releases (or joint press release if the parties so determine) to be issued with respect to the Acquisition, this Agreement and the transactions contemplated by this Agreement and the Ancillary Agreements shall be in the form attached hereto as Exhibit C.

SECTION 4.07.    PROXY STATEMENT; SHAREHOLDER APPROVAL.    (a)    Purchaser shall, in accordance with Applicable Law and its Certificate of Incorporation and Bylaws:

(i)    duly call, give notice of, convene and hold a special meeting of its shareholders (the "SPECIAL MEETING") following the mailing of the Proxy Statement for the purpose of obtaining the Shareholder Approval; provided, however, that Purchaser may adjourn or postpone the Special Meeting to ensure that any required supplement or amendment to the Proxy Statement is provided to Purchaser's shareholders or, if, as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Purchaser Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Special Meeting;

(ii)    prepare a form of proxy statement to be mailed to the shareholders of Purchaser in connection with the Special Meeting (the "PROXY STATEMENT") as soon as practicable after the date hereof (provided that (A) Sellers and their counsel shall be given reasonable opportunity to review and comment on the preliminary Proxy Statement, any amendments thereto and related communications with shareholders prior to filing with the SEC, and (B) Sellers shall have the right to draft and to consent to any descriptions of or references to Sellers, the Company or any of their respective Affiliates, which consent shall not be unreasonably withheld or delayed) and use its reasonable best efforts (x) (1) to respond as promptly as practicable to any comments made by the SEC with respect to the Proxy Statement and (2) to promptly supply Sellers with copies of all correspondence between Purchaser or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement, and (y) to cause the definitive Proxy Statement to be mailed to its shareholders promptly following the clearance of the Proxy Statement by the SEC and, if necessary, after the Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, re-solicit proxies;

(iii)    make all other necessary filings with respect to this Agreement and the Ancillary Agreements and the transactions contemplated thereby under the Securities Act, the Exchange Act, the rules and regulations of the AMEX, applicable state "blue sky" laws and the rules and regulations thereunder (the "APPLICABLE FILINGS"); and

(iv)    except to the extent the Board of Directors of Purchaser determines in good faith, after consultation with outside counsel, that contrary action is required by such Board of Directors' fiduciary duties under Applicable Law, recommend that the shareholders of Purchaser vote to approve the transactions contemplated by this Agreement and the Ancillary Agreements, and include in the Proxy Statement such recommendation and take all lawful action to solicit such approvals and acceptances.

(b)    As soon as practicable after the date hereof, but in no event later than October 15, 2004, (i) Sellers shall cause the Company and its accountants to conform the Financial Statements and the Unaudited Financial Statements to the requirements of SEC Schedule 14A and Regulation S-X of the Exchange Act (collectively, the "PROXY COMPLIANT FINANCIALS"), and thereafter to promptly deliver the Proxy Compliant Financials (together with notes and schedules thereto) to Purchaser, and (ii) Sellers shall furnish to Purchaser all other historical and pro forma financial information and all information concerning the business and affairs of the Company and its Subsidiaries and/or Sellers, as well as any biographical and other information concerning any individual to be appointed to the Board of Directors of Purchaser or to the management of Purchaser (including, without limitation, such information as may be required by SEC Schedule 14A, Regulation S-K, Regulation S-X or Regulation M-A) as may reasonably be requested by Purchaser, in a form reasonably satisfactory to Purchaser, as shall be required to be included in or is otherwise reasonably necessary in connection with the preparation of, the Proxy Statement or any amendment or supplement thereto. Prior to the Closing, (i) Sellers shall cause the Company and its accountants to conform the Financial Statements and the Unaudited Financial Statements to the requirements of, and shall cause the Company and its auditors to prepare any and all other audited and unaudited consolidated financial statements of the Company as of and for any and all periods (including, without limitation, audited consolidated financial statements of the Company as of and for the 12-month period ended March 31, 2003 and audited consolidated statement of income of the Company for the 12-month period ended March 31, 2002) as may be required by, SEC Form 10-K, Form 10-Q, Form

8-K, Form S-1 and Regulation S-X of the Exchange Act (collectively, the "APPLICABLE FILINGS COMPLIANT FINANCIALS"), and prior to the Closing shall deliver the Applicable Filings Compliant Financials (together with notes and schedules thereto) to Purchaser, and (ii) Sellers shall furnish to Purchaser all other financial and other information concerning the Company and its Subsidiaries and/or Sellers as may reasonably be requested by Purchaser, in a form reasonably satisfactory to Purchaser, as shall be required to be included in or is otherwise reasonably necessary in connection with the preparation of, all Applicable Filings or any amendments or supplements thereto. All Proxy Compliant Financials shall comply with the requirements of SEC Schedule 14A and Regulation S-X of the Exchange Act. All Applicable Filings Compliant Financials shall comply with the requirements of SEC Form 10-K, Form 10-Q, Form 8-K, Form S-1 and Regulation S-X of the Exchange Act. In addition, Sellers shall cause the legal counsel and accountants of the Company to reasonably cooperate with Purchaser's counsel and accountants in the preparation of the Proxy Statement and all Applicable Filings. The information to be supplied by Sellers and the Company for inclusion in the Proxy Statement or any Applicable Filing, as applicable, (i) shall comply in all material respects with all Applicable Laws, including the Exchange Act (including, without limitation, all instructions and requirements of all applicable Forms and regulations promulgated thereunder), the Securities Act and the rules and regulations of the AMEX, and (ii) will not, on the date the Proxy Statement is first mailed to shareholders of Purchaser, or, at the time of the Special Meeting, or on the date any Applicable Filing is filed with the SEC or state securities authorities, as applicable, make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in the Proxy Statement or any Applicable Filing, as applicable, or omit to state any material fact necessary to correct any statement made in any earlier communication with respect to the solicitation of proxies for the Special Meeting that has become misleading. Sellers and the Company shall promptly update any information or materials provided to Purchaser to the extent necessary to maintain the accuracy and completeness thereof. Sellers' and the Company's timely delivery to Purchaser of the information required by this Section 4.07(b) is a condition precedent to Purchaser's obligations pursuant to this Agreement and the Ancillary Agreements to file the Proxy Statement and any Applicable Filing. The information to be supplied by Purchaser for inclusion in the Proxy Statement or any Applicable Filing, as applicable, (i) shall comply in all material respects with all Applicable Laws, including the Exchange Act (including, without limitation, all instructions and requirements of all applicable Forms and regulations promulgated thereunder), the Securities Act and the rules and regulations of the AMEX, and (ii) will not, on the date the Proxy Statement is first mailed to shareholders of Purchaser, or, at the time of the Special Meeting, or on the date any Applicable Filing is filed with the SEC or state securities authorities, as applicable, make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in the Proxy Statement or any Applicable Filing, as applicable, or omit to state any material fact necessary to correct any statement made in any earlier communication with respect to the solicitation of proxies for the Special Meeting that has become misleading. Purchaser shall promptly update any information or materials included in the Proxy Statement or any Applicable Filing to the extent necessary to maintain the accuracy and completeness thereof.

(c)    Purchaser will advise Sellers, promptly after it receives notice thereof, of the time when any supplement or amendment has been filed or of any request by the SEC for an amendment of or supplement to the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time Purchaser or Sellers, respectively, discover any information relating to Purchaser, the Company, Sellers, or any of their respective Affiliates, officers or directors, that should be set forth in an amendment or supplement to the Proxy Statement or any other Applicable Filing so that the document will not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the party that discovers any misleading information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing the information shall be promptly filed with the SEC and, to the extent required by law or regulation, disseminated to Purchaser's shareholders.

SECTION 4.08.    BOARDS OF DIRECTORS; SUPERVISORY BOARDS; OFFICERS.    On the Closing Date, (i) Sellers shall cause to be delivered to Purchaser duly signed resignations from each of the members of the supervisory boards (Beirat) or boards of directors, as applicable, and the officers of the Company set forth on Schedule 4.08(i), effective at the Closing, and shall take such other action as is necessary to accomplish the foregoing, and (ii) Purchaser shall cause to be delivered to Sellers (x) duly signed resignations from two (2) of the members of Purchaser's board of directors and from certain officers of the Purchaser and its Subsidiaries and (y) duly executed resolutions of Purchasers' board of directors appointing three (3) directors to serve as directors of Purchaser and certain officers of the Purchaser and its Subsidiaries that have in each case been designated by Sellers, as set forth on Schedule 4.08(ii), to be effective at the Closing, and shall take such other action as is necessary to accomplish the foregoing.

SECTION 4.09.    DERIVATIVES.    At or before Closing, Sellers shall cause the Company to terminate any agreements relating to foreign currency swaps, interest rate swaps, commodity swaps, options, caps, collars, hedges or forward exchanges or other similar agreements.

SECTION 4.10.    RECORDS.    On the Closing Date, Sellers shall deliver or cause to be delivered to Purchaser all Records of the Company, if any, in the possession of Sellers or their Subsidiaries (other than the Company and its Subsidiaries) relating to the business and operations of the Company and its Subsidiaries. For the avoidance of doubt, Sellers shall not be required to deliver their own respective corporate records relating to the Company.

SECTION 4.11.    ACQUISITION PROPOSALS.    From the date hereof until the Closing (or, if earlier, termination of this Agreement in accordance with the terms hereof), Sellers shall not, nor shall any of them permit the Company or any of its Subsidiaries to, nor shall any of them authorize or permit any director, officer, employee, agent, consultant, advisor, Related Person or other representative, including legal counsel, accountants and financial advisors, of the Sellers, the Company or any of their respective Subsidiaries or Related Persons (collectively, "REPRESENTATIVES") to, (i) directly or indirectly, solicit, initiate, encourage, or otherwise facilitate, any inquiries or the making of any proposals or offers from, discuss or negotiate with, provide any confidential information or data to, or consider the merits of any unsolicited inquiries, proposals or offers from, any Person (other than Purchaser) relating to any transaction involving the sale of the Company or any of its Subsidiaries or their respective assets or securities, or any of the shares of capital stock of the Company or any of its Subsidiaries, or any merger, consolidation, business combination, or similar transaction involving the Company or any of its Subsidiaries or any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or materially delay or materially dilute the benefits to Purchaser of this Agreement and the transactions contemplated hereby (any such inquiry, proposal or offer being hereinafter referred to as an "ACQUISITION PROPOSAL") or (ii) enter into any letter of intent, agreement-in-principle, memorandum of understanding, heads of agreement, term sheet, agreement, contract, commitment, plan or arrangement with respect to any Acquisition Proposal. Sellers shall, and shall cause the Company and each of its Subsidiaries and each of their respective Representatives to, immediately cease and cause to be terminated any existing activities, discussions or negotiations by Sellers, the Company or its Subsidiaries or any of their respective Representatives with any parties conducted heretofore with respect to any of the foregoing. From the date hereof until the Closing Date, each Seller and the Company shall (i) maintain records of all communications and attempted communications, to the extent known to such Seller or the Company, among such party and its Representatives, on the one hand, and any Person, on the other hand, regarding any Acquisition Proposal (including, without limitation, the identity of the Person making or proposing any such Acquisition Proposal and the material terms of any such Acquisition Proposal and of any changes thereto), and (ii) shall promptly notify Purchaser orally and within 24 hours in writing of the receipt of any Acquisition Proposal (but need not provide the identity of the Person making or proposing any such Acquisition Proposal or actual copies of any materials received). In the event this Agreement is terminated prior to the Closing by Sellers other than as provided in Section 6.01(a), upon the written request of Purchaser, each Seller and the Company shall promptly (but in no event later than five (5) Business Days) deliver to Purchaser all records relating to any Acquisition Proposal it is required to maintain pursuant to clause (i) of the immediately preceding sentence, including, without limitation, the identity of the Person making or proposing any such Acquisition Proposal. The term "RELATED PERSON" shall mean, with respect to any Person, (a) any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, (b) each Person that serves as a director, officer, partner, executor, or trustee of such Person (or in any other similar capacity), or (c) any Person with respect to which such Person serves as a general partner or trustee (or in any other similar capacity).

SECTION 4.12.    NON-SOLICITATION OF CLIENTS AND EMPLOYEES.    (a) From and after the date hereof through the Closing Date or, in the event this Agreement is terminated prior to the Closing, during a period of two (2) years from the date of such termination, Purchaser and its Related Persons shall not, directly or indirectly, for itself or on behalf of or in conjunction with any other Person directly or indirectly solicit, endeavor to entice away from the Company or any of its Subsidiaries, or otherwise directly or indirectly interfere with the relationship of the Company or any of its Subsidiaries with any Person who, to the knowledge of Purchaser or such Related Person, is employed by or otherwise engaged to perform services for the Company or any of its Subsidiaries. The foregoing shall not apply to the extent such employee has responded solely to a public advertisement and not to any direct solicitation by Purchaser or any of its Related Persons.

(b)    During a period of two (2) years from the Closing Date, each Seller and its Related Persons shall not, directly or indirectly, for itself or on behalf of or in conjunction with any other Person:

(i)    directly or indirectly solicit, endeavor to entice away from the Company or any of its Subsidiaries, or otherwise directly or indirectly interfere with the relationship of the Company or any of its Subsidiaries with any Person who, to the knowledge of such Seller or Related Person, is employed by or otherwise engaged to perform services for the Company or any of its Subsidiaries; or

(ii)    directly or indirectly solicit, endeavor to entice away from the Company or any of its Subsidiaries, or otherwise directly or indirectly interfere with the relationship of the Company or any of its Subsidiaries with any Person who, to the knowledge of such Seller or Related Person is, or was within the then most recent two (2) year period, a client or customer of the Company or any of its Subsidiaries.

SECTION 4.13.    ESCROW AGREEMENT.    At the Closing, Purchaser, Sellers and the Escrow Agent shall enter into the Indemnification Escrow Agreement, pursuant to which the Indemnification Shares will be placed in escrow to secure the indemnification obligations of the Sellers as set forth in Article VII. Subject to the terms of the Indemnification Escrow Agreement, the Indemnification Shares will be held in escrow pursuant to the Indemnification Escrow Agreement for a period expiring on the first anniversary of the Closing Date. The Indemnification Shares and the provisions of the Indemnification Escrow Agreement shall not limit Purchaser's (or any other Purchaser Indemnitee's) other rights of recovery expressly set forth in this Agreement (including, without limitation, any and all rights to indemnification hereunder from and after the expiration of the Indemnification Escrow Agreement) or for non-monetary remedies, including injunctive relief or specific performance, if any. With respect to monetary remedies for valid claims, during the term of the Indemnification Escrow Agreement, Purchaser Indemnitees shall first seek recourse against the Indemnification Shares, pursuant to the terms of the Indemnification Escrow Agreement, and shall be entitled to pursue other monetary remedies, subject to the limitations set forth in Section 7.05 (excluding any indemnification amounts payable under Section 7.06, which shall not be subject to any such limitations contained in Section 7.05 and shall only be subject to the limitations expressly set forth in Section 7.06), only to the extent that the Indemnification Shares are not sufficient to compensate all Purchaser Indemnittes' Losses. For purposes of calculating the number of Indemnification Shares deliverable to Purchaser Indemnitees with respect to a valid claim under Article VII hereof, the value of each Indemnification Share to be so delivered in accordance with the terms of this Agreement and the Indemnification Escrow Agreement shall be equal to the Average Stock Price applicable to such claim. The "AVERAGE STOCK PRICE" shall mean the numerical average of the closing price of Purchaser Common Stock on the AMEX for the ten (10) trading days ending on the date immediately preceding the date that notification of a claim for indemnification is made pursuant to Article VII hereof (adjusted as necessary to account for any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of Purchaser Common Stock, whether occurring at or after the Closing Date).

SECTION 4.14.    SHAREHOLDERS' AGREEMENT.    Based in part on the representations of Sellers made in this Agreement, the Wireless Shares to be issued in the Acquisition will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and, if applicable, Regulation D promulgated under the Securities Act and exemptions from qualification under applicable state securities laws. At the Closing, Purchaser and Sellers will enter into a shareholders' agreement in the form attached hereto as Exhibit D (the "SHAREHOLDERS' AGREEMENT"), which shall contain provisions with respect to the rights, obligations and restrictions of Sellers relating to ownership and disposition of the Wireless Shares, including, without limitation, (i) the prohibition of any transfer, sale, assignment or pledge of the Wireless Shares for a period of six (6) months following the Closing Date (provided, however, that nothing shall prohibit the deposit of the Indemnification Shares into escrow pursuant to the Indemnification Escrow Agreement), (ii) the grant by Purchaser of two (2) "demand" registration rights and certain incidental or "piggyback" registration rights covering the Wireless Shares, which registration rights will be exercisable at any time during the period commencing on the date that is six (6) months after the Closing Date and expiring on the date on which Purchaser's registration obligations under the Shareholders' Agreement shall terminate in accordance with the provisions thereof, and (iii) certain other corporate governance matters. Subject to compliance by Purchaser with its registration obligations under the Shareholders' Agreement, holders of Wireless Shares to be issued in the Acquisition will be wholly responsible for compliance with all U.S. federal and state securities or "blue sky" laws and all applicable foreign securities laws regarding sale, transfer or other disposition of such shares, with cooperation from Purchaser to the extent provided for in the Shareholders' Agreement. Purchaser will file any required AMEX notification forms for a change in the number of shares outstanding and for listing additional shares with respect to the Wireless Shares issued in the Acquisition.

SECTION 4.15.    LOAN AGREEMENT.    Concurrently with the execution of this Agreement, Purchaser, the Company and Investcorp shall enter into a loan agreement in the form attached hereto as Exhibit E (the "LOAN AGREEMENT").

ARTICLE V

CONDITIONS PRECEDENT

SECTION 5.01.    CONDITIONS TO EACH PARTY'S OBLIGATION.    The obligation of Purchaser to purchase and pay for the Shares and the obligation of each of Sellers to sell the Shares is subject to the satisfaction (or, where legally permissible, waiver by Purchaser and Sellers) on or prior to the Closing Date of each of the following conditions:

(a)    APPROVALS AND CONSENTS. All Consents of any Person necessary for the consummation of the Acquisition, including all registrations, declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity, shall have been obtained or filed or shall have occurred, excluding those the obtaining or making of which is necessary but the failure of which to obtain would not prohibit the consummation of the Acquisition.

(b)    NO INJUNCTIONS OR RESTRAINTS. No Applicable Law or injunction enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition (each, a "LEGAL RESTRAINT") preventing the consummation of the Acquisition shall be in effect; provided, however, that each of the parties shall have used its reasonable best efforts (as required by Section 4.04) to prevent the occurrence or entry of any such Legal Restraint and to remove or appeal as promptly as possible any such Legal Restraint.

(c)    SHAREHOLDER APPROVAL. The approval of holders of the requisite number of shares of Purchaser Common Stock in accordance with the requirements of the NJBCA, the rules of

AMEX and Purchaser's Certificate of Incorporation and Bylaws shall have been received for the transactions contemplated by this Agreement and the Ancillary Agreements (the "SHAREHOLDER APPROVAL").

SECTION 5.02.    CONDITIONS TO OBLIGATION OF PURCHASER.    The obligation of Purchaser to purchase and pay for the Shares is subject to the satisfaction (or, where legally permissible, waiver by Purchaser) on or prior to the Closing Date of each of the following conditions:

(a)    REPRESENTATIONS AND WARRANTIES.    The representations and warranties of Sellers set forth in Article II (a) that are qualified as to materiality shall be true and correct and (b) that are not qualified as to materiality shall be true and correct in all material respects (except for the representations and warranties contained in Sections 2.05 and 2.24 hereof, which shall be true and correct), in each case on and as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except for any such representations and warranties that, by their terms, speak only as of a specific date or dates, in which case such representations and warranties that are qualified as to materiality shall be true and correct, and such representations and warranties that are not qualified as to materiality shall be true and correct in all material respects, on and as of such specified date or dates), and Purchaser shall have received a certificate dated as of the Closing Date signed by an authorized officer of each Seller, to such effect.

(b)    PERFORMANCE OF OBLIGATIONS.    Each Seller and the Company shall have performed or complied in all respects with all obligations and covenants required by this Agreement to be performed or complied with by it, by the time of the Closing, and Purchaser shall have received a certificate dated as of the Closing Date signed by an authorized officer of each Seller and a certificate dated as of the Closing Date signed by an authorized officer of the Company to such effect.

(c)    SECRETARY'S CERTIFICATE.    Purchaser shall have received copies of the resolutions of the Board of Directors (or other similar governing body) of each Seller and the Company, authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements to which they are a party, and certificates of the secretaries or assistant secretaries (or other authorized officers) of Sellers and the Company dated as of the Closing Date, to the effect that such resolutions were duly adopted and are in full force and effect and have not been modified, together with copies of the Articles or Certificate of Incorporation and Bylaws (or equivalent documents) of each Seller and the Company certified by such officers and certificates of incumbency relating to the officers of each Seller and the Company that are executing this Agreement and the Ancillary Agreements.

(d)    NO PROHIBITION.    Neither the consummation nor the performance of any of the transactions contemplated herein will, directly or indirectly (with or without the giving of notice or the lapse of time or both), contravene, or conflict with, or result in a violation of, or cause Purchaser or any of its Subsidiaries to suffer any adverse consequences under, (i) any Applicable Law, or (ii) any law or order that has been published, introduced, or otherwise formally proposed by or before any Governmental Entity.

(e)    SHARE TRANSFER AGREEMENT.    The Share Transfer Agreement shall have been duly executed and delivered and recorded in front of a German or Basle Notary Public by each Seller and Purchaser. There shall not have been made or threatened by any Person any claim asserting that such Person (i) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, the Company or any of its Subsidiaries, or (ii) is entitled to all or any portion of the Purchase Price payable for the Shares.

(f)    OPINIONS OF COUNSEL.    Purchaser shall have received an opinion, dated as of the Closing Date, of Linklaters Oppenhoff & Rädler, counsel for Sellers and the Company, in substantially the form as Exhibit F(i) attached hereto, and an opinion, dated as of the Closing Date, of Investcorp's Cayman Islands counsel, which counsel shall be reasonably acceptable to Purchaser, in substantially the form as Exhibit F(ii) attached hereto.

(g)    NO MATERIAL ADVERSE EFFECT.    Since the date of the Balance Sheet, there shall not have occurred any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(h)    FAIRNESS OPINION.    The opinion of Capitalink, L.C. to the effect that, as of the date of the opinion, the Purchase Price is fair to Purchaser's shareholders, from a financial point of view, received by Purchaser's board of directors shall not have been withdrawn, revoked, modified or qualified in any respect.

(i)    SHAREHOLDERS' AGREEMENT.    Each Seller shall have duly executed and delivered to Purchaser a counterpart of the Shareholders' Agreement.

(j)    INDEMNIFICATION ESCROW AGREEMENT.    Each Seller and the Escrow Agent shall have duly executed and delivered to Purchaser a counterpart of the Indemnification Escrow Agreement.

(k)    RESIGNATIONS.    Purchaser shall have received the duly executed resignations of each of the members of the supervisory board (Beirat) or boards of directors, as applicable, and each of the officers of the Company set forth on Schedule 4.08(i) effective at the Closing.

(l)    APPLICABLE FILINGS COMPLIANT FINANCIALS.    Purchaser shall have received the Applicable Filings Compliant Financials and all other financial and other information concerning the Company and its Subsidiaries and/or Sellers as may reasonably be requested by Purchaser, in a form reasonably satisfactory to Purchaser, as shall be required to be included in or is otherwise reasonably necessary in connection with the preparation of, all Applicable Filings or any amendments or supplements thereto.

(m)    LOAN AGREEMENT.    Investcorp and the Company shall have duly executed and delivered to Purchaser on the date hereof a counterpart of the Loan Agreement.

(n)    SELLERS' FEE SCHEDULE.    Purchaser shall have received the Sellers' Fee Schedule together with the relevant back-up documentation relating to the fees reflected on such schedule.

SECTION 5.03. CONDITIONS TO OBLIGATION OF SELLERS.    The obligation of each Seller to sell the Shares is subject to the satisfaction (or, where legally permissible, waiver by Sellers) on or prior to the Closing Date of the following conditions:

(a)    REPRESENTATIONS AND WARRANTIES.    The representations and warranties of Purchaser set forth in Article III (a) that are qualified as to materiality shall be true and correct and (b) that are not qualified as to materiality shall be true and correct in all material respects, in each case on and as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except for any such representations and warranties that, by their terms, speak only as of a specific date or dates, in which case such representations and warranties that are qualified as to materiality shall be true and correct, and such representations and warranties that are not qualified as to materiality shall be true and correct in all material respects, on and as of such specified date or dates), and Sellers shall have received a certificate dated as of the Closing Date signed by an authorized officer of Purchaser to such effect.

(b)    PERFORMANCE OF OBLIGATIONS OF PURCHASER.    Purchaser shall have performed or complied in all respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser by the time of the Closing, and Sellers shall have received a certificate dated as of the Closing Date signed by an authorized officer of Purchaser to such effect.

(c)    SECRETARY'S CERTIFICATE.    Sellers shall have received copies of the resolutions of the Board of Directors of Purchaser authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements to which Purchaser is a party, and certificates of the secretary or assistant secretary of Purchaser dated as of the Closing Date, to the effect that such resolutions were duly adopted and are in full force and effect and have not been modified, together with copies of the Certificate of Incorporation and Bylaws of Purchaser certified by such officers and certificates of incumbency relating to the officers of Purchaser that are executing this Agreement and the Ancillary Agreements.

(d)    NO PROHIBITION.    Neither the consummation nor the performance of any of the transactions contemplated herein will, directly or indirectly (with or without the giving of notice or the lapse of time or both), contravene, or conflict with, or result in a violation of, or cause Sellers or any of their Subsidiaries to suffer any adverse consequences under, (i) any Applicable Law, or (ii) any law or order that has been published, introduced, or otherwise formally proposed by or before any Governmental Entity.

(e)    RECEIPT OF CASH CONSIDERATION.    Sellers shall have received from Purchaser the Cash Consideration pursuant to Section 1.03(b)(i) hereof.

(f)    RECEIPT OF CLOSING SHARES.    Sellers shall have received from Purchaser the Closing Shares pursuant to Section 1.03(b)(ii) hereof. Purchaser shall have delivered to the Escrow Agent certificates representing the Indemnification Shares pursuant to Section 1.03(c) hereof and the Indemnification Escrow Agreement and the Escrow Agent shall have delivered a written receipt to Sellers executed by the Escrow Agent confirming that the certificates representing the Indemnification Shares have been received by the Escrow Agent.

(g)    NO MATERIAL ADVERSE EFFECT.    Since June 30, 2004, there shall not have occurred any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Purchaser.

(h)    SHAREHOLDERS' AGREEMENT.    Purchaser shall have duly executed and delivered to Sellers a counterpart of the Shareholders' Agreement.

(i)    INDEMNIFICATION ESCROW AGREEMENT.    Purchaser shall have duly executed and delivered to Sellers a counterpart of the Indemnification Escrow Agreement.

(j)    OPINION OF COUNSEL.    Sellers shall have received an opinion, dated as of the Closing Date, of Greenberg Traurig, LLP, counsel for Purchaser, in substantially the form as Exhibit G attached hereto.

(k)    RESIGNATIONS AND APPOINTMENTS.    Sellers shall have received (i) duly signed resignations from two (2) of the members of the board of directors and certain officers of Purchaser and its Subsidiaries and (ii) duly executed resolutions of Purchasers' board of directors appointing three (3) directors to serve as directors of Purchaser and certain officers of the Purchaser and its Subsidiaries that have in each case been designated by Sellers, as set forth on Schedule 4.08(ii) and effective at the Closing, including, without limitation, the appointment of Cyrille Damany as Chief Executive Officer of Purchaser effective from and after the Closing.

SECTION 5.04. FRUSTRATION OF CLOSING CONDITIONS.    None of Purchaser or Sellers may rely on the failure of any condition set forth in this Article V to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur, as required by Section 4.04.

ARTICLE VI

TERMINATION, AMENDMENT AND WAIVER

SECTION 6.01.    TERMINATION.

(a)    Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Acquisition and the other transactions contemplated by this Agreement abandoned at any time prior to the Closing:

(i)    by mutual written consent of Sellers and Purchaser;

(ii)    by Sellers, if any of the conditions set forth in Sections 5.01 or 5.03 shall have become incapable of fulfillment, and shall not have been waived by Sellers;

(iii)    by Purchaser, if any of the conditions set forth in Sections 5.01 or 5.02 shall have become incapable of fulfillment, and shall not have been waived by Purchaser;

(iv)    by Purchaser, if, notwithstanding any disclosure made by Sellers or the Company to Purchaser in this Agreement or in any Exhibit or Schedule to this Agreement, any change, event or development or series of changes, events or developments arising from or relating to any matter referred to in the IP Letter, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company (it being acknowledged and agreed that with respect to any license or royalty agreement that arises from or relates to any matter referred to in the IP Letter (and only with respect to a license or royalty agreement), any such license or royalty agreement that would require the payment by the Company or any of its Subsidiaries of an amount in excess of (Euro) 75,000 per annum shall be deemed to be a Material Adverse Effect for purposes of this Section 6.01(iv) and for purposes of Section 5.02(g));

(v)    by Sellers, if Sellers would be required to indemnify any Purchaser Indemnitee under Section 7.06 in an amount in excess of US$5,000,000;

(vi)    by Sellers or Purchaser, if a Legal Restraint has become final and non-appealable;

(vii)    by Sellers or Purchaser, if the Closing does not occur on or prior to March 31, 2005 (the "OUTSIDE DATE"); or

(viii)    by Sellers or Purchaser, if the Shareholder Approval shall not have been obtained within 60 days after the mailing of the definitive Proxy Statement to Purchaser's shareholders;

PROVIDED, HOWEVER, that the party seeking termination pursuant to clause (ii), (iii) or (vi) is not then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

(b)    In the event of termination by Sellers or Purchaser pursuant to this Section 6.01, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement shall be terminated, without further action by any party. If the transactions contemplated by this Agreement are terminated as provided herein:

(i)    Purchaser shall return all documents and other material received from the Sellers, the Company or any other Related Person of Sellers relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, and the Company and the Sellers shall return all documents and other material received from Purchaser or any of its Related Persons relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof; and

(ii)    all confidential information received by Purchaser with respect to the business of Sellers and their Affiliates (including the Company and its Subsidiaries), and all confidential information received by Sellers and the Company with respect to the business of Purchaser and its Affiliates shall be treated in accordance with the Confidentiality Agreement and the terms of this Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement.

SECTION 6.02.    EFFECT OF TERMINATION.     If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 6.01, this Agreement shall become null and void and of no further force and effect, except for the provisions of (i) Section 4.03 relating to the obligation of the parties hereto to keep confidential certain information and data obtained by it, (ii) Section 8.03 relating to certain expenses, (iii) Section 6.01 and this Section 6.02, (iv) Section 4.06 relating to publicity, (v) Section 8.09 relating to governing law, (vi) Section 8.10 relating to jurisdiction, (vii) Section 8.11 relating to service of process and (viii) Section 8.12 relating to waiver of jury trial. Nothing in this Section 6.02 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

ARTICLE VII

INDEMNIFICATION

SECTION 7.01.    TAX INDEMNIFICATION.

(a)    From and after the Closing Date, subject to the limitations set forth in Section 7.05 and the provisions of Section 7.09, Sellers, jointly and severally, shall indemnify Purchaser and its Affiliates and each of their respective officers, directors, employees, stockholders, members, partners, agents and representatives and their respective successors and assigns (the "PURCHASER INDEMNITEES") against and hold them harmless from (i) all liability for Taxes of the Company and its Subsidiaries for the Pre-Closing Tax Period, (ii) all liability for Taxes of the Company and its Subsidiaries for the Straddle Period or the Post-Closing Tax Period to the extent that the relevant action which causes the Tax occurred in a Pre-Closing Period (excluding a Pre-Closing period injection of capital which results in a reduction of the tax losses carry forwards), (iii) all liability for Income Taxes of Sellers or any other Person which is or has been affiliated with Sellers (other than the Company or any of its Subsidiaries), and (iv) all liability for reasonable legal fees and expenses attributable to any item in clauses (i) through (iii) above. Notwithstanding the foregoing, Sellers shall not indemnify and hold harmless a Purchaser Indemnitee from any liability for Taxes attributable to any action taken on or after the Closing Date by the Purchaser, any of its Affiliates (including the Company or any of its Subsidiaries), or any transferee of Purchaser or any of its Affiliates (other than any such action expressly required by Applicable Law or by this Agreement) (a "PURCHASER TAX ACT") or attributable to a breach by the Purchaser of its obligations under this Agreement.

(b)    From and after the Closing Date, subject to the limitations set forth in Section 7.05 and the provisions of Section 7.09, the Purchaser shall indemnify Sellers and their Affiliates and each of their respective officers, directors, employees, stockholders, members, partners, agents and representatives and their respective successors and assigns (the "SELLER INDEMNITEES") against and hold them harmless from (i) all liability for Taxes of the Company and its Subsidiaries other than Taxes described in 7.01(a)(i) through (iv), (ii) all liability for Taxes attributable to a Purchaser Tax Act or to a breach by the Purchaser of its obligations under this Agreement, and (iii) all liability for reasonable legal fees and expenses attributable to any item in clause (i) or (ii) above.

SECTION 7.02.    OTHER INDEMNIFICATION BY SELLERS.    Subject to the limitations set forth in Section 7.05 and the provisions set forth in Section 4.13, from and after the Closing, Sellers shall, jointly and severally, indemnify, defend and hold harmless the Purchaser Indemnitees against any and all claims, demands, actions, causes of action, losses, reduction in value of assets (to the extent such reductions result in a charge or expense under U.S. GAAP), costs, damages, liabilities, obligations or expenses, including, without limitation, reasonable third-party legal fees and expenses (collectively, "LOSSES") (other than any Loss relating to Taxes, for which indemnification provisions are set forth in Section 7.01), to the extent arising or resulting from any of the following:

(i)    any breach of any representation or warranty of Sellers contained in this Agreement or any other certificate or document delivered by Sellers to Purchaser with respect to such representations or warranties; and

(ii)    any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation of Sellers or the Company contained in this Agreement.

SECTION 7.03.    OTHER INDEMNIFICATION BY PURCHASER.    From and after the Closing, Purchaser shall indemnify, defend and hold harmless the Seller Indemnitees from and against any and all Losses (other than any Loss relating to Taxes, for which indemnification provisions are set forth in Section 7.01), to the extent arising or resulting from any of the following:

(i)    any breach of any representation or warranty of Purchaser contained in this Agreement or any other certificate or document delivered by Purchaser to Sellers with respect to such representations or warranties; and

(ii)    any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation of Purchaser contained in this Agreement.

SECTION 7.04.    INDEMNIFICATION PROCEDURES.

(a)    PROCEDURES.    In order for an indemnified party (the "INDEMNIFIED PARTY") to be entitled to any indemnification provided for under this Agreement, such Indemnified Party shall, within twenty (20) days following the discovery of the matters giving rise to any Loss, notify the indemnifying party (the "INDEMNIFYING PARTY") in writing of its claim for indemnification for such Loss, specifying in reasonable detail the nature of such Loss and the amount of the liability estimated to accrue therefrom; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party's receipt thereof, all information and documentation reasonably requested by the Indemnifying Party with respect to such Loss; provided, however, that failure to make such delivery shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure.

If the indemnification sought pursuant hereto involves a claim made by a third party (which shall not include any of the Sellers or any of their Affiliates or Purchaser or its Affiliates) against the Indemnified Party (a "THIRD PARTY CLAIM"), the Indemnifying Party shall be entitled to participate in the defense of such Third Party Claim and, if it so chooses, to assume the defense of such Third Party Claim with counsel selected by the Indemnifying Party. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party chooses to defend or prosecute a Third Party Claim, all of the parties hereto shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information which are relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will agree to any settlement, compromise or discharge of such Third Party Claim which the Indemnifying Party may recommend and which by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim; provided that if such settlement, compromise or discharge would impose a material order, material injunction or other material non-monetary damages on the Indemnified Party, the Indemnifying Party shall not settle or compromise such Third Party Claim without prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). Whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party's prior written consent.

(b)    PROCEDURES RELATING TO INDEMNIFICATION OF TAX CLAIMS.

(i)    If one party is responsible for the payment of Taxes pursuant to Section 7.01 of this Agreement (the "TAX INDEMNIFYING PARTY"), and the other party to this Agreement (the "TAX INDEMNIFIED PARTY") receives a notice of deficiency, proposed adjustment, adjustment, assessment, audit, examination, suit, dispute or other claim (a "TAX CLAIM") with respect (in whole or in part) to such Taxes, the Tax Indemnified Party shall notify the Tax Indemnifying Party in writing of such Tax Claim in accordance with the procedures set forth in Section 7.04(a).

(ii)    The Tax Indemnifying Party, at its own cost and expense, shall assume and control the applicable audit or examination and the defense of a Tax Claim involving any Taxes for which it has an obligation to indemnify the Tax Indemnified Party pursuant to Section 7.01 of this Agreement, and the Tax Indemnified Party and its Affiliates agree to cooperate with the Tax Indemnifying Party in pursuing such contest, including execution of any powers of attorney in favor of the Tax Indemnifying Party. Notwithstanding anything to the contrary contained herein, the Tax Indemnifying Party shall keep the Tax Indemnified Party informed of all material developments and events relating to such Tax Claim and the Tax Indemnified Party, at its own cost and expense and with its own counsel, shall have the right to participate in (but not control) the applicable audit or examination and defense of such Tax Claim.

In no case shall any Tax Indemnified Party settle or otherwise compromise any Tax Claim without the Tax Indemnifying Party's prior written consent. Neither party shall settle a Tax Claim relating solely to Income Taxes of the Company or any of its Subsidiaries for a Straddle Period without the other party's prior written consent.

SECTION 7.05.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; LIMITATIONS ON INDEMNIFICATION.    (a)   The representations and warranties of the parties hereto contained in this Agreement and in any certificate delivered pursuant hereto shall survive the Closing and shall expire one (1) year after the Closing Date, except that the representations and warranties set forth in Sections 2.06(b), 2.06(c), 2.13, 2.16(b), 3.08(b), 3.08(c), 3.14 and 3.17(b), as well as the parties' indemnification obligations under Section 7.01, shall survive until the third (3rd) anniversary of the Closing Date, and the representations and warranties set forth in Sections 2.01, 2.02, 2.03, 2.05, 2.24, 3.01, 3.02 and 3.03, as well as the Sellers' indemnification obligations under Section 7.06, shall not terminate. After the expiration of such periods, any claim for indemnification by a party hereto based upon any breach of such representation or warranty (or under Section 7.01) shall be of no further force and effect, except to the extent a party has asserted a claim in accordance with this Article VII for breach of any such representation or warranty prior to the expiration of such period, in which event any representation or warranty (or the provisions of Section 7.01, as applicable) to which such claim relates shall survive with respect to such claim until such claim is resolved as provided in this Article VII and, if applicable, in the Indemnification Escrow Agreement. The covenants and agreements of the parties hereto contained in this Agreement (other than those set forth in Section 7.01, which shall terminate as set forth in this Section 7.05) shall survive the Closing until performed in accordance with their terms. Notwithstanding anything herein to the contrary: (i) except with respect to breaches of Sections 2.01, 2.02, 2.03, 2.05, 2.24 or 8.03 (or with respect to Sellers' obligations under Section 7.06, which shall only be subject to the limitations specifically set forth in Section 7.06), in each case, as to which the provisions of this subclause (i) shall not apply, Sellers shall not be liable, pursuant to Section 7.02(i) or Section 7.02(ii) for any Losses suffered by any Purchaser Indemnitee arising out of a breach of any of Sellers' representations or warranties or covenants to be performed prior to Closing, or pursuant to Section 7.01, in each case for (x) any Losses suffered by any Purchaser Indemnitee unless the aggregate of all Losses suffered by the Purchaser Indemnitees exceeds, on a cumulative basis, an amount equal to (Euro) 150,000, in which case the Purchaser Indemnitee may recover all Losses or (y) any individual items where the Loss relating thereto is less than (Euro) 25,000 (provided that any such items shall be aggregated for purposes of the immediately preceding clause (x)); (ii) except with respect to breaches of Sections 2.01, 2.02, 2.03, 2.05, 2.24 or 8.03 (or with respect to Sellers' obligations under Section 7.06, which shall only be subject to the limitations specifically set forth in Section 7.06), in each case, as to which the provisions of this subclause (ii) shall not apply, the aggregate liability of Sellers hereunder pursuant to Section 7.01, Section 7.02(i) and Section 7.02(ii) for Losses suffered by the Purchaser Indemnitees shall in no event exceed US$7,000,000 (the "SELLERS' CAP"); (iii) except with respect to breaches of Sections 3.01, 3.02 or 3.03, as to which the provisions of this subclause (iii) shall not apply, Purchaser shall not be liable, pursuant to Section 7.03(i) or Section 7.03(ii) for any Losses suffered by any Seller Indemnitee arising out of a breach of any of Purchaser's representations or warranties or covenants to be performed prior to Closing, or pursuant to Section 7.01, in each case for (x) any Losses suffered by any Seller Indemnitee unless the aggregate of all Losses suffered by the Seller Indemnitees exceeds, on a cumulative basis, an amount equal to (Euro) 150,000, in which case the Seller Indemnitee may recover all Losses or (y) any individual items where the Loss relating thereto is less than (Euro) 25,000 (provided that any such items shall be aggregated for purposes of the immediately preceding clause (x)); and (iv) except with respect to breaches of Sections 3.01, 3.02 or 3.03, as to which the provisions of this subclause (iv) shall not apply, the aggregate liability of Purchaser hereunder pursuant to Section 7.01, Section 7.03(i) and Section 7.03(ii) for Losses suffered by the Seller Indemnitees shall in no event exceed US$7,000,000. In the event that any of the Indemnification Shares are delivered to Purchaser in satisfaction (in whole or in part) of any claim pursuant to this Article VII, the Sellers' Cap shall be proportionately reduced by an amount equal to the aggregate Average Stock Price of such Indemnification Shares so delivered to Purchaser (as calculated in accordance with Section 4.13).

(b)    Purchaser and each Seller shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder including by making commercially reasonable efforts to mitigate or resolve any such claim or liability. With respect to monetary remedies for valid claims in favor of the Purchaser Indemnitees, during the term of the Indemnification Escrow Agreement, Purchaser Indemnitees shall first seek recourse against the Indemnification Shares, pursuant to the terms of the Indemnification Escrow Agreement, and shall be entitled to pursue other monetary remedies only to the extent that the Indemnification Shares are not sufficient to compensate all Purchaser Indemnitees' Losses. The Indemnification Shares and the provisions of the Indemnification Escrow Agreement shall not limit any Purchaser Indemnitee's other rights of recovery expressly set forth herein (including, without limitation, any and all rights to indemnification hereunder from and after the expiration of the Indemnification Escrow Agreement). Except in the case of any fraudulent conduct, fraudulent misrepresentation or other willful misconduct and except for equitable remedies (including, without limitation, the right to seek specific performance or other injunctive relief with respect to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking, or obligation of Purchaser, Sellers or the Company set forth in this Agreement) and for remedies which cannot be waived as a matter of law, the rights to indemnification provided for in this Article VII shall constitute the sole post-Closing remedy of the Purchaser Indemnitees and Seller Indemnitees with respect to any and all claims relating to this Agreement, and the Purchaser and Sellers shall have no other liability or damages to any other party resulting from any such claims.

SECTION 7.06.    INDEMNIFICATION FOR IP LETTER EXPOSURE.

(a)    Notwithstanding anything herein to the contrary, and notwithstanding any disclosure made by Sellers or the Company to Purchaser in this Agreement or in any Exhibit or Schedule to this Agreement, from and after the Closing, Sellers shall, jointly and severally, indemnify, defend and hold harmless the Purchaser Indemnitees from and against any and all Losses (including, without limitation, any license, royalty, payment, settlement or other obligations of the Company or any of its Subsidiaries), to the extent arising or resulting from or relating to the matters referred to in the IP Letter, to the extent that any such Losses (including, without limitation, any license, royalty, payment, settlement or other obligations of the Company or any of its Subsidiaries) relate to any infringement, dilution or misappropriation or alleged infringement, dilution or misappropriation of any Intellectual Property with respect to any period prior to the Closing (the "IP LETTER EXPOSURE"). Notwithstanding anything herein to the contrary, Sellers' indemnification obligations set forth in this Section 7.06 shall not be subject to any limitation contained in this Agreement or any Ancillary Agreement (including, without limitation, any of the limitations set forth in Sections 7.05(a)(i) and 7.05(a)(ii) hereof); provided, however, that (i) with respect to any IP Letter Exposure incurred by any Purchaser Indemnitee during the term of the Indemnification Escrow Agreement, Purchaser Indemnitees shall first seek recourse against the Indemnification Shares, pursuant to the terms of the Indemnification Escrow Agreement, and shall be entitled to pursue other monetary remedies only to the extent that the Indemnification Shares are not sufficient to compensate all Purchaser Indemnitees for any and all IP Letter Exposure; (ii) the Sellers' Cap shall be reduced on a dollar-for-dollar basis by an amount equal to the indemnification obligations of Sellers under this Section 7.06, up to a maximum reduction of US$1,000,000 (and any amount of Sellers' indemnification obligations under this Section 7.06 in excess of US$1,000,000 shall not further reduce the Sellers' Cap and shall be in addition to all other indemnification obligations of Sellers under this Article VII up to the full amount of the IP Letter Exposure); and (iii) Sellers shall not be liable pursuant to this Section 7.06 for any Losses (or any license, royalty, payment, settlement or other obligations of the Company or any of its Subsidiaries) suffered or incurred by any Purchaser Indemnitee unless the aggregate of all such Losses (or license, royalty, payment, settlement or other obligations of the Company or any of its

Subsidiaries) exceeds, on a cumulative basis, an amount equal to (Euro) 25,000, in which case such Purchaser Indemnitee may recover the full amount of all Losses (or license, royalty, payment, settlement or other obligations of the Company or any of its Subsidiaries).

(b)    Notwithstanding anything herein to the contrary, from and after the date hereof, the parties hereto acknowledge and agree that Purchaser and any director, officer, employee, agent, consultant, advisor, Related Person or other representative, including legal counsel, accountants and financial advisors, of Purchaser that shall be designated by Purchaser shall be kept promptly informed with respect to any discussions or negotiations between Sellers, the Company or any of its Subsidiaries or any of their respective Affiliates, on the one hand, and and any of the parties set forth in the IP Letter, or any of their respective Affiliates, customers or licensees, on the other hand, relating to the matters referred to in the IP Letter. Such obligation to inform shall include the retention and (upon Purchaser's request) the provision to Purchaser of records and information which are relevant to such matters, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. In addition, Investcorp shall be entitled to participate in any discussions or negotiations between Sellers, the Company or any of its Subsidiaries or any of their respective Affiliates, on the one hand, and any of the parties set forth in the IP Letter, or any of their respective Affiliates, customers or licensees, on the other hand, relating to the matters referred to in the IP Letter.

SECTION 7.07.    CALCULATION OF INDEMNITY PAYMENTS.    The amount of any Loss for which indemnification is provided under this Article VII shall be net of any amounts recovered or recoverable by the Indemnified Party under insurance policies with respect to such Loss and shall be (a) increased to take account of any net Tax cost actually incurred by the Indemnified Party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (b) reduced to take account of any net Tax benefit actually realized by the Indemnified Party arising from the incurrence or payment of any such indemnified amount, provided that the net amount of any such increase and decrease shall not cause the total amount to be paid to exceed the maximum amounts set forth in Section 7.05 (excluding any indemnification amounts payable under Section 7.06 hereof, which shall not be subject to any such limitations contained in Section 7.05 and shall only be subject to the limitations expressly set forth in Section 7.06). In computing the amount of any such Tax cost or Tax benefit, the Indemnified Party shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified amount.

SECTION 7.08.    TAX TREATMENT OF INDEMNIFICATION.    For all Tax purposes, the Purchaser and Sellers agree to treat any indemnity payment under this Agreement as an adjustment to the Purchase Price unless a final determination of the Taxing Authority in any relevant jurisdiction provides otherwise.

SECTION 7.09.    AUDIT ADJUSTMENTS RELATING TO TAXES.    Notwithstanding the provisions of Section 7.01, if as a result of a Tax audit that involves the Company or its Subsidiaries there is an adjustment to an item (i) which results in a Tax liability for a Pre-Closing Tax Period and a corresponding Tax benefit for a Post-Closing Tax Period, then Sellers shall not be obligated to indemnify Purchaser for such Pre-Closing Tax Period Tax liability to the extent of such Post Closing Tax Period Tax benefit or (ii) which results in a Tax liability for a Post-Closing Tax Period and a corresponding Tax benefit for a Pre-Closing Tax Period, then Purchaser shall pay to Sellers the amount of such Tax benefit, but not in excess of any amount previously paid by Sellers to Purchaser pursuant to clause (4) of Section 4.05(a)(ii) in respect of such item.

ARTICLE VIII

GENERAL PROVISIONS

SECTION 8.01.    ASSIGNMENT.    Neither this Agreement nor any of the rights and obligations of the parties hereunder may be assigned or delegated by any of the parties hereto without the prior written consent of each of the other parties hereto, except that (a) Purchaser may assign its right to purchase the Shares hereunder to any of its Affiliates without the prior written consent of Sellers and (b) an assignment by operation of law in connection with a merger or consolidation following the Closing Date shall not require the consent of the other parties hereto. Notwithstanding the foregoing, each Seller and Purchaser shall remain liable for all of their respective obligations under this Agreement. Subject to the first sentence of this Section 8.01, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and no other person shall have any right, obligation or benefit hereunder. Any attempted assignment or transfer in violation of this Section 8.01 shall be void.

SECTION 8.02.    NO THIRD-PARTY BENEFICIARIES.    Except as provided in Article VII, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

SECTION 8.03.    EXPENSES.    At or prior to the Closing, Sellers shall provide Purchaser with a schedule setting forth a break-down of the fees and expenses of Sellers' counsel and financial advisors (including SVB Alliant) and the Company's auditors, and any other Persons retained by Sellers or the Company to provide services to such parties in connection with the transactions contemplated by this Agreement, in each case to the extent reimbursable by Purchaser or that would otherwise be a payment obligation of Purchaser pursuant to this Section 8.03 (the "SELLERS' FEE SCHEDULE"). Except as provided in this Section 8.03, each of the parties hereto shall be responsible for the payment of its own respective costs and expenses incurred in connection with the negotiations leading up to and the performance of its respective obligations pursuant to this Agreement or the Ancillary Agreements, including the fees and expenses of any attorneys, accountants, brokers, investment bankers or other advisors employed or retained by or on behalf of such party (such expenses being referred to herein as "TRANSACTION EXPENSES"); provided, however, that if the Acquisition is consummated, Purchaser will pay at the Closing the reasonable Transaction Expenses incurred by Sellers, the Company and its Subsidiaries that are related to the Acquisition, up to a maximum amount of US$1,000,000, which shall be inclusive of the fees and expenses payable to SVB Alliant pursuant to Section 2.24, and any Transaction Expenses over and above such amount shall be paid by Sellers.

SECTION 8.04.    NOTICES.    All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) five (5) business days following sending by registered or certified mail, postage prepaid, (b) when sent, if sent by facsimile; provided that the facsimile transmission is promptly confirmed by telephone, (c) when delivered, if delivered personally to the intended recipient and (d) one (1) business day following sending by overnight delivery via a national or international courier service and, in each case, addressed to a party at the following address for such party:

(i)	if to Sellers,

Investcorp International Ltd.
Investcorp House
48 Grosvenor Street
London W1K 3HW
United Kingdom
+44 (0)20 7629 6600 (phone)
+44 (0)20 7887 3335 (facsimile)
Attention: Mr. Hazem Ben-Gacem

and

Damany Holding GmbH
Gutenbergstrasse 2-4
85737 Ismaning
Germany

+49 (0) 89 996 41 – 110 (phone) +49 (0) 89 996 41 – 442 (facsimile) Attention: Mr. Cyrille Damany with a copy to:

Linklaters Oppenhoff & Rädler Hohenstaufenring 62 50674 Cologne Germany +(49-221) 20 91 0 (phone) +(49-221) 20 91 435 (facsimile) Attention: Raymond J. Fisher and Carsten Flasshoff

(ii)	If to the Company, Willtek Communications GmbH Gutenbergstrasse 2-4 85737 Ismaning Germany +49 (0) 89 996 41 - 110 (phone) +49 (0) 89 996 41 - 442 Attention: Mr. Cyrille Damany with a copy to:

Linklaters Oppenhoff & Rädler Hohenstaufenring 62 50674 Cologne Germany +(49-221) 20 91 0 (phone) +(49-221) 20 91 435 (facsimile) Attention: Raymond J. Fisher and Carsten Flasshoff

(iii)	if to Purchaser, Wireless Telecom Group, Inc. 25 Eastmans Road Parsippany, NJ 07054 Telephone: (201) 261-8797 Facsimile: (201) 261-8339 Attention: Mr. Karabet Simonyan

with a copy to:

Greenberg Traurig, LLP
The MetLife Building
200 Park Avenue
New York, NY 10166
Telephone: (212) 801-9200 (phone)
Facsimile: (212) 801-6400 (facsimile)
Attention: Robert H. Cohen, Esq. and
                    Anthony J. Marsico, Esq.

and

Nörr Stiefenhofer Lutz Friedrichstrasse 2-6 D-60323 Frankfurt am Main Germany ++49-(0) 69-97 14 77-0 (phone) ++49-(0) 69-97 14 77-100 (facsimile) Attention: Dr. Laurenz Wieneke or to such other address(es) as shall be furnished in writing by any such party to each of the other parties hereto in accordance with the provisions of this Section 8.04.

SECTION 8.05.    HEADINGS; CERTAIN DEFINITIONS.

(a)    The descriptive headings of the several Articles and Sections of this Agreement and the Disclosure Schedule to this Agreement and the Table of Contents to this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles", "Sections", "Exhibits" or "Schedules" shall be deemed to be references to Articles or Sections hereof or Exhibits or Schedules hereto unless otherwise indicated.

(b)    For all purposes hereof:

"AFFILIATE" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise.

"BUSINESS DAY" shall refer to a day, other than a Saturday or a Sunday, on which commercial banks are not required or authorized to close in the City of New York or Frankfurt am Main, Germany.

"INCLUDING" or "INCLUDES" means including, without limitation.

"MATERIAL ADVERSE EFFECT" means, when used in reference to or in the context of the Company or Purchaser, any change, effect, event, circumstance, occurrence or state of facts that (i) is, or which reasonably could be expected to be, materially adverse to the business, assets, liabilities, condition (financial or otherwise), cash flows, results of operations or prospects of such party and its Subsidiaries, considered as an entirety or (ii) will or could reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Acquisition on the terms set forth in this Agreement and the Ancillary Agreements; provided, however, that the following shall not be taken into account or given effect, either individually or in the aggregate, in determining whether there has occurred or there reasonably could be expected to occur, or whether there exists a change, effect, event, circumstance, occurrence or state of facts that is or which reasonably could be expected to be, a material adverse effect: (i) any change, effect, event, circumstance, occurrence or state of facts relating to the United States or German economies or financial or securities markets in general (but only to the extent not constituting or arising from a banking moratorium or general suspension of trading for more than five consecutive trading days on any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association), or (ii) any change, effect, event, circumstance, occurrence or state of facts directly relating to and arising out of the public announcement or performance of this Agreement and the transactions contemplated hereby.

"PERSON" means any individual, firm, corporation, partnership, limited partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

"SUBSIDIARY" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person or by another Subsidiary of such first Person.

SECTION 8.06.    COUNTERPARTS.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered, in person or by facsimile, receipt acknowledged, to the other parties hereto.

SECTION 8.07.    INTEGRATED CONTRACT; EXHIBITS/SCHEDULES.    This Agreement, including the Schedules (and the Introduction thereto) and Exhibits hereto, any written amendments to the foregoing satisfying the requirements of Section 8.13 hereof, the Confidentiality Agreement and the Ancillary Agreements, including the schedules and exhibits thereto, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any previous agreements and understandings between the parties with respect to such matters. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement. There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto with respect to the transactions contemplated by this Agreement, the Confidentiality Agreement or the Ancillary Agreements other than those set forth herein or therein. In the event of any conflict between the provisions of this Agreement (including the Schedules (and the Introduction thereto) and Exhibits hereto), on the one hand, and the provisions of the Confidentiality Agreement or the Ancillary Agreements (including the schedules and exhibits thereto), on the other hand, the provisions of this Agreement shall control.

SECTION 8.08.    SEVERABILITY; ENFORCEMENT.    The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the court set forth in Section 8.10 hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

SECTION 8.09.    GOVERNING LAW.     This Agreement and any disputes arising under or related thereto (whether for breach of contract, tortuous conduct or otherwise) shall be governed and construed in accordance with the internal laws of the State of New York, U.S.A. (without giving effect to conflict of laws principles of the State of New York, U.S.A.). Nothing contained in the preceding sentence or elsewhere in this Agreement shall preclude the enforcement of any judgment or order in any jurisdiction where a party owns any assets or property. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) any Court of the State of New York sitting in New York County and (b) any United States Federal Court sitting in New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 8.10.    JURISDICTION.    Each party irrevocably agrees that any legal action, suit or proceeding against them arising out of or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto (whether for breach of contract, tortuous conduct or otherwise) shall be brought in the United States District Court for the Southern District of New York.

SECTION 8.11.    SERVICE OF PROCESS.    Each of the parties agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters for which it has submitted to jurisdiction pursuant to Section 8.10.

SECTION 8.12.    WAIVER OF JURY TRIAL.    Each party hereby waives to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.12.

SECTION 8.13.    AMENDMENTS.    This Agreement may be amended, modified, superseded or canceled and any of the terms, covenants, representations, warranties or conditions hereof may be waived only by an instrument in writing signed by each of the parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance.

SECTION 8.14.    FURTHER ASSURANCES.    On and after the Closing Date each party hereto shall take such other actions and execute such other documents and instruments of conveyance and transfer as may be reasonably requested by the other parties hereto from time to time to effectuate or confirm the transfer of the Shares to Purchaser in accordance with the terms of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Sellers, the Company and Purchaser have duly executed this Agreement as of the date first written above.

INVESTCORP TECHNOLOGY VENTURES, L.P., by ITV Limited, as General Partner of Investcorp Technology Fund Limited Partnership, its General Partner
By: /s/ Ebrahim H. Ebrahim Name: Ebrahim H. Ebrahim Title: Director
DAMANY HOLDING GMBH
By: /s/ Cyrille Damany Name: Cyrille Damany Title: Chief Executive Officer
WILLTEK COMMUNICATIONS GMBH
By: /s/ Cyrille Damany Name: Cyrille Damany Title: Chief Executive Officer
WIRELESS TELECOM GROUP INC.,
By: /s/ Karabet Simonyan Name: Karabet Simonyan Title: Chairman of the Board and Chief Executive Officer

Annex B

September 27, 2004

Board of Directors
Wireless Telecom Group, Inc.
25 Eastmans Road
Parsipany, NJ 07054

Gentlemen:

We have been advised that Wireless Telecom Group, Inc. (the "Company") is contemplating a transaction whereby the Company will acquire 100% of the outstanding shares of capital stock of Willtek Communications GmbH ("Willtek") (the "Transaction") in exchange for (i) US$7.0 million, and (b) 8 million shares of newly issued Company common stock (the "Purchase Consideration"). We have been retained to render an opinion as to whether, on the date of such opinion, the Purchase Consideration is fair, from a financial point of view, to the Company's stockholders.

We have not been requested to opine as to, and the opinion does not in any manner address, the underlying business decision of the Company to proceed with or affect the Transaction. We were not asked to consider, and our opinion does not address the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things: (i) reviewed the Draft Stock Purchase Agreement dated September 22, 2004 by and among the Company, Investcorp Technology Ventures LP, Damany Holdings GMBH, and Willtek (the "Draft Agreement"); (ii) reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-K for the year ended December 31, 2003, the Quarterly Report on Form 10-Q for the six months ended June 30, 2004, and the Proxy Statement on Schedule 14-A, dated April 22, 2004; (iii) reviewed financial information and other data with respect to Willtek, including the audited financial report for the year ended March 31, 2004, and internal management financial statements for the three months ended June 30, 2004; (iv) reviewed and analyzed the relative historical and projected financial performance and historical book value of assets of both the Company and Willtek and the combined company with expected synergy gains; (v) reviewed and analyzed the Transaction's financial impact on the Company's common stock ownership; (vi) considered the historical financial results and present financial condition of each of the Company and Willtek; (vii) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of the Company; (viii) reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to those of each of the Company and Willtek; (ix) reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of the Company; (x) reviewed and analyzed the free cash flows of each of the Company and Willtek and prepared a discounted cash flow analysis for each company; (xi) reviewed and discussed with representatives of Company and Willtek management certain financial and operating information furnished by them, including financial analyses with respect to their respective business and operations; (xii) inquired about and discussed the Transaction and other matters related thereto with the Company and Willtek management and the Company's legal advisors; and (xiii) performed such other analyses and examinations as were deemed appropriate.

B-1

Board of Directors	September 27, 2004
Wireless Telecom Group, Inc.	Page 2

In arriving at our opinion we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and has further relied upon the assurances of Company and Willtek management that it is not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not made a physical inspection of the properties and facilities of the Company or Willtek and have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise). We have not attempted to confirm whether the Company or Willtek have good title to their respective assets.

We assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. It is further assumed that the Transaction will comply with all applicable German and other international laws, statutes, rules and regulations that are deemed applicable. We assumed that the Transaction will be consummated substantially in accordance with the terms set forth in the Draft Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations or in the alternative that any such amendments, revisions or waivers thereto will not be detrimental to the Company or to its stockholders.

Our opinion is necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as September 27, 2004. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Company's Board of Directors in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any Company stockholder as to how such stockholder should vote with respect to the Transaction. We do not express any opinion as to the underlying valuation or future performance of either the Company or Willtek or the price at which the Company's common stock would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Purchase Consideration is fair, from a financial point of view, to the Company's stockholders.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

Our opinion is for the use and benefit of the Board of Directors and is rendered in connection with its consideration of the Transaction and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.

Very truly yours,

/s/ Capitalink, L.C.

B-2

Annex C

SHAREHOLDERS' AGREEMENT

dated as of

              , 200

among

WIRELESS TELECOM GROUP, INC.

and

INVESTCORP TECHNOLOGY VENTURES LP

and

DAMANY HOLDING GMBH

SHAREHOLDERS' AGREEMENT (this "AGREEMENT"), dated as of [                     ], 200[    ], among Wireless Telecom Group, Inc., a New Jersey corporation (the "COMPANY"), and Investcorp Technology Ventures LP, a limited partnership organized under the laws of the Cayman Islands ("INVESTCORP"), and Damany Holding GmbH, a limited liability corporation organized under the laws of Germany and registered with the commercial register of the local court (Amtsgericht) of Munich under No. HRB 142 984 ("DAMANY" and, collectively with Investcorp, the "SELLERS").

WHEREAS, the Company, the Sellers and Willtek Communications GmbH, a limited liability corporation organized under the laws of Germany and registered with the commercial register of the local court (Amtsgericht) of Munich under No. HRB 46 733 ("WILLTEK"), are parties to a Stock Purchase Agreement, dated October 5, 2004 (the "PURCHASE AGREEMENT"), pursuant to which, among other things, the Investor Group (as defined below) will acquire shares of Common Stock (as defined below) (capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given them in the Purchase Agreement, a copy of which is attached hereto);

WHEREAS, the Company and the Sellers wish to make provision relating to the governance of the Company following consummation of the transactions contemplated by the Purchase Agreement, and the rights and obligations of the parties relating to ownership and disposition of the shares of the Common Stock; and

WHEREAS, the Closing (as defined below) is conditioned upon the Company and the Sellers entering into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Definitions.    As used in this Agreement, the following terms shall have the following meanings.

"ACQUISITION SHARES" means the Closing Shares issued to the Sellers at the Closing and the Indemnification Shares placed into escrow with the Escrow Agent at the Closing pursuant to the Indemnification Escrow Agreement.

An "AFFILIATE" of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. The Company and its Subsidiaries shall not be deemed Affiliates of any member of the Investor Group.

"AMEX" means the American Stock Exchange.

Any Person is deemed to "BENEFICIALLY OWN" shares of Common Stock that such Person is deemed to "beneficially own" within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement; provided that, any Person shall be deemed to Beneficially Own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately.

"BLACKOUT PERIOD" has the meaning ascribed to such term in Section 4.08.

"BOARD" means the board of directors of the Company.

"CLOSING OWNERSHIP PERCENTAGE" means the percentage of the Outstanding Shares represented by (i) the Closing Shares issued to the Sellers at Closing plus (ii) the Indemnification Shares placed into escrow at Closing pursuant to the Indemnification Escrow Agreement, after giving effect to such issuance.

"COMMON STOCK" means the Common Stock of the Company, par value $.01 per share.

"COMPANY NOTICE" has the meaning ascribed to such term in Section 3.01(b)(iii).

"COMPETITOR LIST" has the meaning ascribed to such term in Section 3.01(b)(i).

"CUT-OFF DATE" has the meaning ascribed to such term in Section 2.02.

"DEMAND PERIOD" has the meaning ascribed to such term in Section 4.01(a).

"DEMAND REGISTRATION STATEMENT" has the meaning ascribed to such term in Section 4.01(a).

"DIRECTOR" means a member of the Board.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"GRACE PERIOD" means (a) with respect to Damany, a period equal to 20 calendar days from the date on which Damany's Total Ownership Amount falls below the Lower Designation Share Total, and (b) with respect to Investcorp, a period equal to 20 calendar days from the date on which Investcorp's Total Ownership Amount falls below the Upper Designation Share Total or the Lower Designation Share Total, as applicable, provided that the Grace Period shall not begin to run, and shall be extended for so long as, either Damany or Investcorp, as applicable, is prohibited from acquiring additional Common Stock by Applicable Law or internal Company policy.

"HOLDERS" all Persons who from time to time are holders or Beneficial Owners of Registrable Securities; provided, however, that any such Person other than a member of the Investor Group who desires to acquire Registrable Securities in accordance with this Agreement shall, as a condition to acquiring any such Registrable Securities, execute a joinder agreement in which it shall agree to be bound by the provisions of this Agreement to the same extent as the members of the Investor Group and shall thereafter be deemed to be a member of the Investor Group for all purposes of this Agreement, unless such Person does not hold any Registrable Securities.

"INCIDENTAL REGISTRATION STATEMENT" has the meaning ascribed to such term in Section 4.02(a).

"INDEPENDENT DIRECTOR" means a director who qualifies as independent for purposes of membership on a board of directors of a company (as opposed to committee membership) under the then effective rules and regulations of the AMEX and the SEC.

"INSPECTORS" has the meaning ascribed to such term in Section 4.05(n).

"INVESTOR DIRECTORS" initially means the individuals set forth on Schedule 2(a), and thereafter means such Persons who are designated in writing by the Investor Group, as such designation may change from time to time, to serve as Directors in accordance with Section 2.01; provided, however, that at least one Investor Director must qualify as an Independent Director; and further provided that each Investor Director must (i) not be a director, officer, employee, consultant or material customer of, or material supplier to, any Person engaged in a business that directly competes with the Company and its Subsidiaries (which, for purposes hereof, includes the business engaged by Willtek and its Subsidiaries), and (ii) in the good faith judgment of the Investor Group, have such credentials and experience as would reasonably be expected of a member of a board of directors of a company with securities listed on the AMEX.

"INVESTOR GROUP" means the Sellers and any Permitted Transferee to whom Acquisition Shares have been transferred in accordance with this Agreement; provided that any such Permitted Transferee has become a party hereto and has agreed to be bound by the terms hereof.

"INVESTOR-RELATED PARTY" means a member of the Investor Group and any Affiliate controlled by any member of the Investor Group.

"NASD" means the National Association of Securities Dealers, Inc.

"LOWER DESIGNATION SHARE TOTAL" means the number of shares of Common Stock obtained by multiplying (i) 0.05 and (ii) the Outstanding Shares as of the date of measurement.

"NON-INVESTOR DIRECTORS" means Directors other than the Investor Directors.

"OFFER" has the meaning ascribed to such term in Section 3.01(b)(ii).

"OFFEROR" has the meaning ascribed to such term in Section 3.01(b)(ii).

"OFFER PRICE" has the meaning ascribed to such term in Section 3.01(b)(ii).

"OPTION" has the meaning ascribed to such term in Section 3.01(b)(iii).

"OPTION NOTICE" has the meaning ascribed to such term in Section 3.01(b)(iii).

"OUTSTANDING SHARES" means the aggregate number of issued and outstanding shares of Common Stock as of the date of measurement. The term "Outstanding Shares" shall not include Common Stock that is subject to issuance upon exercise or exchange of rights of conversion or any options, warrants or other rights.

"PERMITTED TRANSFEREES" means (i) any member of the Investor Group or any Affiliate of any member of the Investor Group, (ii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any member of the Investor Group and (iii) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general and limited partners of which, include only one or more of the Persons specified in clauses (i) and (ii) of this sentence.

"PERSON" means any individual, corporation, firm, partnership, limited liability company, joint venture, trust, estate, business association, organization, governmental entity or other entity.

"RECORDS" has the meaning ascribed to such term in Section 4.05(n).

"REGISTRATION EXPENSES" means all expenses incurred by the Company arising from the Company's performance of or compliance with Article IV, including all registration and filing fees and expenses (including SEC, stock exchange and NASD fees), fees and expenses of compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing, if any, of the securities to be registered on each securities exchange or national market system on which the Common Stock is then listed, fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), the reasonable fees and disbursements of one law firm representing Holders of Registrable Securities (which, in the case of a Demand Registration Statement, shall not exceed US$50,000 per registration, and in the case of an Incidental Registration Statement, shall not exceed US$15,000 per registration), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company. Registration Expenses shall exclude all discounts and commissions payable to underwriters, selling brokers, managers or other similar Persons, all transfer taxes, if any, related to the sale or disposition of Registrable Securities by holders of such Registrable Securities, and the fees and disbursements of more than one law firm representing holders of Registrable Securities.

"REGISTRABLE SECURITIES" means the Acquisition Shares and any securities that are issued or distributed or are issuable in respect of any Registrable Securities by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities if (i) such securities have been registered under the Securities Act, the registration statement with respect to the sale of such securities has become effective under the Securities Act and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities have been sold or distributed pursuant to Rule 144, or (iii) such securities shall cease to be outstanding; provided, however, that Registrable Securities Transferred among the members of the Investor Group shall remain Registrable Securities, regardless of how they are sold or distributed.

"REGISTRATION STATEMENT" means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, and any amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

"RULE 144" means Rule 144 (or any similar provision then in force) under the Securities Act.

"SEC" means the U.S. Securities and Exchange Commission or any successor governmental entity.

"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"SELLING HOLDER" means a Holder who has requested inclusion of Registrable Securities in a Demand Registration Statement.

"SELLING PERIOD" has the meaning ascribed to such term in Section 4.01(a).

"STATEMENT" has the meaning ascribed to such term in Section 3.01(b)(ii).

"SUBJECT SHARES" has the meaning ascribed to such term in Section 3.01(b)(iii).

"TOTAL OWNERSHIP AMOUNT" of either Investcorp or Damany means the aggregate number of Outstanding Shares Beneficially Owned by such Person and any Permitted Transferee to whom Acquisition Shares have been transferred by such Person in accordance with the terms of this Agreement.

"TRANSFER" has the meaning ascribed to such term in Section 3.01(a).

"TRANSFER RESTRICTED PERIOD" has the meaning ascribed to such term in Section 3.01(a).

"UNDERWRITER" has the meaning ascribed to such term in Section 4.07(a).

"UNDERWRITTEN OFFERING" has the meaning set forth in Section 4.01(d).

"UPPER DESIGNATION SHARE TOTAL" means the number of shares of Common Stock obtained by multiplying (i) 0.125 and (ii) the Outstanding Shares as of the date of measurement.

ARTICLE II
CORPORATE GOVERNANCE

SECTION 2.01.    Board of Directors.    (a) Immediately prior to the Closing, in accordance with the Company's certificate of incorporation and bylaws and applicable provisions of the New Jersey Business Corporation Act and the rules and regulations of AMEX, the Board shall take appropriate action to decrease the size of the Board such that the Board shall consist of no more than seven (7) Directors and shall secure the resignation of the two (2) Non-Investor Directors and the corporate officers set forth on Schedule 1 attached hereto, which resignations shall be effective at the Closing. Unless otherwise required by the New Jersey Business Corporation Act and the rules and regulations of AMEX, for so long as the Investor Group is entitled to designate any Investor Director pursuant to this Section 2.01, the Board shall not take any unilateral action to increase the size of the board such that the Board shall consist of more than seven (7) Directors.

(b)    As a condition to the Closing, and effective as of the Closing, in accordance with and subject to the Company's certificate of incorporation and bylaws and applicable provisions of the New Jersey Business Corporation Act and the rules and regulations of AMEX, the Company shall cause (a) the Investor Directors set forth on Schedule 2(a) attached hereto to be appointed to the Board of Directors, each to serve in such capacity until the next annual meeting of shareholders of the Company or until his successor is duly elected and qualified, and (b) the corporate officers (including the Chief Executive Officer) set forth on Schedule 2(b) attached hereto to be appointed and as officers of the Company.

(c)    (i)    For so long as the Total Ownership Amount of Investcorp equals or exceeds the Upper Designation Share Total from and after the date hereof, with respect to each annual or special meeting of the Company at which Directors are to be elected, Investcorp shall be entitled to designate up to two (2) Investor Directors who shall be nominated by the Company's nominating committee (or of there is no such nominating committee, the Board or any other duly authorized committee thereof) for election as Directors, provided that such nomination would not contravene the Company's certificate of incorporation and bylaws, the charter of the Company's nominating committee (as applicable), applicable provisions of the New Jersey Business Corporation Act, the rules and regulations of AMEX, the Board's fiduciary duties to the Company's shareholders and other constituents, and any other Applicable Law. For so long as the Total Ownership Amount of Investcorp is less than the Upper Designation Share Total but equals or exceeds the Lower Designation Share Total from and after the date hereof, with respect to each annual or special meeting of the Company at which Directors are to be elected, Investcorp shall be entitled to designate one (1) Investor Director who shall be nominated by the Company's nominating committee (or of there is no such nominating committee, the Board or any other duly authorized committee thereof) for election as a Director, provided that such nomination would not contravene the Company's certificate of incorporation and bylaws, the charter of the Company's nominating committee (as applicable), applicable provisions of the New Jersey Business Corporation Act, the rules and regulations of AMEX, the Board's fiduciary duties to the Company's shareholders and other constituents, and any other Applicable Law. For so long as the Total Ownership Amount of Damany equals or exceeds the Lower Designation Share Total from and after the date hereof, with respect to each annual or special meeting of the Company at which Directors are to be elected, Damany shall be entitled to designate one (1) Investor Director who shall be nominated by the Company's nominating committee (or of there is no such nominating committee, the Board or any other duly authorized committee thereof) for election as a Director, provided that such nomination would not contravene the Company's certificate of incorporation and bylaws, the charter of the Company's nominating committee (as applicable), applicable provisions of the New Jersey Business Corporation Act, the rules and regulations of AMEX, the Board's fiduciary duties to the Company's shareholders and other constituents, and any other Applicable Law. If at any time the Total Ownership Amount of Investcorp falls below the Upper Designation Share Total or the Lower Designation Share Total, as applicable, and Investcorp does not increase its Total Ownership Amount above the Upper Designation Share Total or the Lower Designation Share Total, as applicable, by the end of the Grace Period applicable to Investcorp, or if at any time the Total Ownership Amount of Damany falls below the Lower Designation Share Total and Damany does not increase its Total Ownership Amount above the Lower Designation Share Total by the end of the Grace Period applicable to Damany, such Person's rights under this Section 2.01 corresponding to the relevant share total shall terminate, provided that neither Investcorp's nor Damany's rights under this Section 2.01 shall terminate until the end of any relevant Grace Period.

(ii)    If an Investor Director dies, resigns from the Board or is removed from the Board or disqualified from serving on the Board in accordance with Applicable Law or the Company's certificate of incorporation or bylaws, a new Investor Director may be designated by the member of the Investor Group who designated such former Investor Director to fill the vacancy created by the death, resignation, disqualification or removal of such former Investor Director, if at the time of such designation, after taking into account the other Investor Directors then serving as Directors, there are less than the number of Investor Directors serving on the Board than the number of Investor Directors such member of the Investor Group is then entitled to designate pursuant to Section 2.01(c)(i), and the Company shall use commercially reasonable efforts to cause such new Investor Director so designated to be appointed to the Board to fill such vacancy, in accordance with the Company's certificate of incorporation and bylaws and applicable provisions of the New Jersey Business Corporation Act and the rules and regulations of AMEX.

(d)    As a condition to an Investor Director's ability to stand for election, such Investor Director shall provide to the Company in a timely manner all information required by Regulation 14A and Schedule 14A under the Exchange Act as the Company may request with respect to such Investor Director in a timely manner.

SECTION 2.02    Voting of Shares.    Until the earliest of (a) the second (2nd) anniversary of the Closing Date, or (b) the date when the Investor Group no longer has the right to designate any Investor Directors under the terms of this Agreement, or relinquishes the right to designate any Investor Directors (the earliest of such dates, the "CUT-OFF DATE"), each member of the Investor Group, in any election of directors or at any meeting of the shareholders of the Company at which directors are to be elected, (i) will be present (in person or by proxy) for purposes of establishing a quorum, and (ii) will vote, or grant a proxy to the Company or its authorized designee(s) to vote, all shares of Common Stock Beneficially Owned by such Person in favor of such Investor Directors and each Non-Investor Director nominee recommended by the Board for election as Directors, except that no member of the Investor Group shall be required to vote, or to grant a proxy to any other Person to vote, for any Non-Investor Director nominee in the event that such Non-Investor Director nominee is not supported by a majority of the Non-Investor Directors (provided that nothing herein shall relieve such member of the Investor Group from being present (in person or by proxy) for purposes of establishing a quorum). Except as provided above, each member of the Investor Group shall be free to vote in their sole discretion all shares of Common Stock Beneficially Owned by such Person entitled to vote on any other matter submitted to or acted upon by shareholders of the Company; provided, however, that the Investor Group shall vote against any amendment to the Company's certificate of incorporation or bylaws with respect to the directors' and officers' indemnification provisions contained therein which would adversely affect the rights thereunder of the Company's Directors and officers at any time prior to such vote, except for such modifications as are required by Applicable Law.

SECTION 2.03.    Restrictions on Company Action; Bylaws.    Except as required by Applicable Law, the applicable listing or corporate governance standards of the AMEX or the Company's certificate of incorporation or bylaws, the Company shall not approve or recommend to its shareholders any transaction or approve, recommend or take any other action that would conflict with the terms of this Agreement. The Company and each member of the Investor Group shall each take or cause to be taken all lawful action necessary to ensure at all times that the Company's certificate of incorporation and bylaws or any other agreement are not at any time inconsistent with the provisions of this Agreement.

SECTION 2.04.    Chairmanship.    Mr. Savio Tung shall have the right, should he so desire, to be appointed as Chairman of the Board, and the Company shall use commercially reasonable efforts to obtain such appointment unless such appointment is prohibited by the applicable listing or corporate governance standards of the AMEX or any Applicable Law. Mr. Tung shall have the right to continue to serve as Chairman of the Board for each year, subject to (a) the action of the Board continuing him in such position (and the Company shall use its best efforts to continue such appointment unless such continuation is prohibited by the applicable listing or corporate governance standards of the AMEX or any Applicable Law) and (b) Mr. Tung then being a Director.

ARTICLE III
TRANSFER RESTRICTIONS

SECTION 3.01.    Restrictions.    (a) During the six (6)-month period following the Closing Date (the "TRANSFER RESTRICTED PERIOD"), no member of the Investor Group may sell, dispose, convey, assign, pledge or otherwise transfer (collectively, "TRANSFER") any of the Acquisition Shares; provided, however, that (i) any member of the Investor Group shall have the right to Transfer Acquisition Shares to any Permitted Transferee and (ii) as a condition to any such Transfer to a Permitted Transferee, such Permitted Transferee shall execute a joinder agreement in which it shall agree to be bound by the provisions of this Agreement to the same extent as the members of the Investor Group and shall thereafter be deemed to be a member of the Investor Group for all purposes of this Agreement; and provided, further, that nothing herein shall prohibit the deposit of the

Indemnification Shares into escrow with the Escrow Agent pursuant to the terms of the Indemnification Escrow Agreement. Subject to Section 3.01(b) and applicable U.S. federal and state securities or "blue sky" laws, after the Transfer Restricted Period, the members of the Investor Group shall not be restricted under this Section 3.01 from Transferring any Acquisition Shares.

(b)    (i)    If any member of the Investor Group shall, without the prior written approval of a majority of the Non-Investor Directors, knowingly Transfer any Acquisition Shares to any Person set forth on Schedule 3 hereto (the "COMPETITOR LIST") without complying with the provisions of Section 3.01(b)(ii)–(v) hereof, then immediately following the consummation of such Transfer: (i) each of the Investor Directors designated by such member of the Investor Group shall resign from the Board effective immediately, and (ii) any and all rights of such member of the Investor Group to designate any Investor Director under Section 2.01 shall immediately terminate, notwithstanding the Total Ownership Amount of such member of the Investor Group. The Board may, no more than once during any six (6)-month period, replace up to two (2) of the Persons included on the Competitor List with two other Persons; provided, however, that no Person may be included in the Competitor List unless the Board (by majority vote of the Non-Investor Directors) reasonably determines that such Person is a competitor of the Company and its Subsidiaries in a significant business line of the Company and its Subsidiaries (which, for purposes hereof, includes the business engaged by Willtek and its Subsidiaries).

         (ii)    Notwithstanding anything herein to the contrary, if any member of the Investor Group receives a "bona fide" offer (an "OFFER") from any Person set forth on the Competitor List (the "OFFEROR") to purchase any Acquisition Shares owned by such member of the Investor Group and such member proposes to accept the Offer, such member of the Investor Group shall use its best efforts to obtain from the Offeror within three (3) days, but in no event later than ten (10) days, following the acceptance of the Offer by such member of the Investor Group, a statement, either in writing or in electronic format, addressed to such member of the Investor Group and signed by the Offeror (or bearing the name of an individual duly authorized to make the Offer on behalf of the Offeror, in the case of an electronic format) in as many counterparts as may be necessary (collectively, the "STATEMENT") setting forth (i) the date of the Statement; (ii) the number of Acquisition Shares covered by the Offer, the price per Acquisition Share to be paid by the Offeror (the "OFFER PRICE") and the terms of payment of such Offer Price; (iii) a statement that the Offer has been approved by the Offeror's board of directors (or the equivalent if the Offeror is not a corporation), if the Offeror is not an individual; and (iv) the Offeror's name, address and telephone number.

         (iii)    Within two (2) days following the date of the Statement, such member of the Investor Group shall give notice to the Company (the "COMPANY NOTICE") stating that it proposes to accept the Offer and shall deliver with the Company Notice the Statement. The Company shall thereupon have the irrevocable and exclusive option, but not the obligation (the "OPTION"), to purchase all, but not less than all, of the Acquisition Shares which the Offeror has proposed to purchase from such member of the Investor Group (the "SUBJECT SHARES") for the purchase price and on the terms set forth in Section 3.01(b)(v). The Option shall be exercised by the Company by giving notice (the "OPTION NOTICE") to such member of the Investor Group within ten (10) days following the date of the Company Notice that the Company elects to exercise the Option. Upon exercise of the Option, the Company shall have the obligation to purchase the Subject Shares on and subject to the terms and conditions hereof. Failure by the Company to exercise the Option or to give an Option Notice shall be deemed an election by it not to exercise the Option.

         (iv)    If the Subject Shares are to be purchased by the Company pursuant to the Option, then such purchase shall, unless the parties thereto otherwise agree, be completed at a closing to be held at the principal office of the Company at 10:00 a.m., New York City time, on the tenth (10th) Business Day following the exercise of the Option. If the Option is not exercised pursuant to this Section 3.01(b), such member of the Investor Group shall be entitled to Transfer, subject to the provisions of Sections 3.01(a) hereof, at any time during the 120-day period following the date on which the Company shall have elected not to purchase the Acquisition Shares pursuant to the Option (or shall have failed to exercise the Option within the time period set forth therein), all, but not less than all, of the Subject Shares to the Offeror for a purchase price that is no less than the Offer Price and upon terms that, in the aggregate, are no more favorable to the Offeror than those stated in the Offer. For purposes of clarification and notwithstanding anything herein to the contrary, such Offeror shall not under any circumstances be deemed to be a member of the Investor Group upon purchase of any Acquisition Shares and, accordingly, such Offeror shall not be entitled under any circumstances to any of the rights to which a member of the Investor Group may be entitled under this Agreement, including, without limitation, the provisions of Section 2.01 hereof. If the Subject Shares are not purchased by the Offeror within such 120-day period, the provisions in this Section 3.01(b) shall again become effective, and no Transfer of such Subject Shares otherwise permitted by this Agreement may thereafter be made to any Person set forth on the Competitor List without again being subject to the provisions of this Section 3.01(b).

         (v)    The purchase price for any Subject Shares sold pursuant to the Option shall be an amount equal to the Offer Price. The purchase and sale shall otherwise be on the applicable terms and conditions of the Offer. The full amount of the purchase price for any Subject Shares purchased by the Company pursuant to this Section 3.01(b) shall be paid in full in cash, or by certified or cashier's check, at the closing described in Section 3.01(b)(iv). In the event that the Offer involved provides for payment for any of the Subject Shares, in whole or in part, by means of any consideration other than cash, the Company may purchase the Subject Shares for such consideration, if reasonably available to the Company, or if not, for its cash equivalent. The cash equivalent of such consideration shall be fixed by a competent independent appraiser mutually selected by the Company and the member of the Investor Group to whom the Offer is addressed, and such parties shall instruct such independent appraiser to conduct an appraisal as promptly as practicable, provided that any such appraisal shall not delay the 10-day period referred to in Section 3.01(b)(iii). In the event the Company and such member of the Investor Group cannot select a mutually acceptable appraiser, each shall select a competent, independent appraiser, which appraisers shall then select a third competent, independent appraiser, whose determination as to value shall be conclusive and binding on the parties.

(c)    Notwithstanding anything in this Agreement to the contrary, any member of the Investor Group may Transfer shares of Common Stock pursuant to (i) any merger, consolidation or other transaction which has been approved by the Board and the shareholders of the Company or (ii) any tender offer or exchange offer made by the Company.

(d)    All Transfers of Acquisition Shares by the Investor Group shall be made (i) in accordance with Rule 144, (ii) pursuant to an effective registration statement under the Securities Act or (iii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws.

SECTION 3.02.    Legends.    (a)    Except as set forth in Section 3.02(b), all certificates representing Acquisition Shares Beneficially Owned by the Investor Group shall bear an appropriate restrictive legend indicating that such Acquisition Shares are subject to restrictions pursuant to this Agreement and that such shares were not issued pursuant to a public offering registered pursuant to the Securities Act.

(b)    Prior to any Transfer or proposed Transfer of Beneficial Ownership by any members of the Investor Group of any Acquisition Shares to any Person (other than pursuant to an effective Demand Registration Statement filed by the Company pursuant to Article IV hereof), such member shall give written notice to the Company of its intention to effect such Transfer. Each such notice shall describe the manner of the proposed Transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed and acknowledged that Linklaters Oppenhoff & Rädler is satisfactory counsel) to the effect that the proposed Transfer may be effected pursuant to a then-effective Registration Statement or without registration under the Securities Act and any applicable state securities laws, whereupon, subject to the provisions of Section 3.01, such member shall be entitled to Transfer such stock in accordance with the terms of its notice. Each certificate for Acquisition Shares transferred as above provided shall bear the legends provided in Section 3.02(a), except that such certificate shall not bear such legends as they relate to the Securities Act if (i) such transfer is made under an effective Registration Statement or in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to Transfer such securities in a public sale without registration under the Securities Act.

ARTICLE IV
REGISTRATION RIGHTS

SECTION 4.01.    Demand Registration.    (a)    During the period commencing on the six (6)-month anniversary of the Closing Date and expiring on the date on which the Company's obligations under this Section 4.01 shall terminate in accordance with the provisions of Section 4.01(f) below (such period, the "DEMAND PERIOD"), Holders of not less than 25% of the Registrable Securities may make a written request to the Company (which request shall specify the Registrable Securities intended to be disposed of by such Persons and the intended method of distribution thereof) that the Company register any and all of the Registrable Securities requested to be so registered by filing with the SEC a Registration Statement covering such Registrable Securities (a "DEMAND REGISTRATION STATEMENT"). Upon the receipt of such a request, the Company shall promptly notify all Holders from whom notice has not been received, and such Holders shall then be entitled within ten (10) days thereafter to request the Company to include in such Demand Registration Statement all or any portion of their Registrable Securities. Not later than the forty-fifth (45th) day after the earlier of (i) the expiration of such 10-day period and (ii) the date on which all Holders have indicated their intention to have Registrable Securities held by them included in such Demand Registration Statement, and provided the Company is then in the Demand Period, the Company shall cause to be filed a Demand Registration Statement providing for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended methods of distribution thereof specified in such request, and shall use commercially reasonable efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective for a period of time necessary following the date on which such Demand Registration Statement is declared effective for the underwriters or Selling Holders, as applicable, to sell all the Registrable Securities covered by such Demand Registration Statement, but in any event a period of no more than 150 days following the date on which such Demand Registration Statement is declared effective (the "SELLING PERIOD") or such shorter period which will terminate when all of the Registrable Securities covered by such Demand Registration Statement have been sold pursuant thereto (including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Demand Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act, any state securities or "blue sky" laws, or any other rules and regulations thereunder). The Company shall not be required to cause to be effective more than two (2) Demand Registration Statements pursuant to this Section 4.01. Notwithstanding the foregoing provisions, at any time that the Company is eligible to register a primary offering of securities on Form S-3 (or its successor Form) under the General Instructions to such Form, the Selling Holders shall be entitled to require that either or both of the demand registrations hereunder be effected as a shelf registration in accordance with Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC), and the Company shall use its commercially reasonable efforts to keep the Demand Registration Statement effecting such shelf registration continuously effective during the period from the date the Demand Registration Statement is declared effective by the SEC until the earlier to occur of (i) the second (2nd) anniversary of the effective date of such Demand Registration Statement, (ii) following the first anniversary of the Closing Date, the first date on which all Registrable Securities held by all members of the Investor Group represent less than 1% of all then Outstanding Shares, or (iii) the first date on which no member of the Investor Group is an "affiliate" of the

Company as such term is defined in Rule 144 and all Registrable Securities held by all members of the Investor Group may be sold to the public without SEC registration in a single transaction under Rule 144(k).

(b)    Subject to the provisions of Section 4.01(e), a Demand Registration Statement shall be deemed not to have become effective (and the related registration shall be deemed not to have been effected) unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court (other than any such stop order or injunction issued as a result of the inclusion in such Demand Registration Statement of any information supplied to the Company for inclusion therein by a Selling Holder), the Selling Period shall be extended by that number of days during which such stop order, injunction or other order or requirement remains in effect or is not reversed, vacated, waived or otherwise lifted.

(c)    If at any time or from time to time any Selling Holder desires to sell Registrable Securities in an Underwritten Offering pursuant to a Demand Registration Statement, the underwriters, including the managing underwriter, shall be selected by the Selling Holders and shall be reasonably acceptable to the Company.

(d)    If a registration pursuant to this Section 4.01 involves an underwritten offering of the securities being registered (an "UNDERWRITTEN OFFERING"), which securities are to be distributed on a firm commitment basis by or through one or more underwriters of recognized standing, and the underwriter or the managing underwriter, as the case may be, of such Underwritten Offering shall inform the Company and the Selling Holders that, in its opinion, the amount of securities requested to be included in such registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the securities being offered, then the Company will include in such registration only the amount of Registrable Securities and other securities that the Company is so advised can be sold in such offering; provided, however, that the amount of Registrable Securities requested to be included in such registration that the Company is so advised can be sold in such offering shall be allocated pro rata among the Selling Holders on the basis of the number of Registrable Securities requested to be registered by all Selling Holders.

(e)    The Selling Holders, at any time prior to the effective date of a Demand Registration Statement, may revoke the Demand Registration Statement, without liability to any Holder except as may be provided under this Section 4.01(e), by providing a written notice to the Company revoking such request. Notwithstanding the provisions of Section 4.01(b), any Demand Registration Statement revoked by Selling Holders (whether before or after such Demand Registration Statement has been declared effective) shall be deemed to have been "effective" for purposes of this Agreement unless the Selling Holders, within 30 days of such revocation, reimburse the Company for all Registration Expenses incurred by the Company in connection with the Demand Registration Statement so revoked.

(f)    The Company's obligations under this Section 4.01 shall terminate upon the first date on which: (i) following the first anniversary of the Closing Date, all Registrable Securities held by all members of the Investor Group represent less than 1% of all then Outstanding Shares, or (ii) no member of the Investor Group is an "affiliate" of the Company as such term is defined in Rule 144 (other than in situations in which the only reason no member of the Investor Group is such an "affiliate" is the Company's breach of its obligations under Section 2.01) and all Registrable Securities held by all members of the Investor Group may be sold to the public without SEC registration in a single transaction under Rule 144(k).

SECTION 4.02.    Incidental Registration.    (a)    If during the period commencing on the six (6)-month anniversary of the Closing Date and expiring on the date on which the Company's obligations under this Section 4.02 shall terminate in accordance with the provisions of Section 4.02(d) below, the Company proposes to register under the Securities Act any shares of Common Stock for sale for its own account or for the account of any other Person, other than pursuant to Section 4.01 (other than (i) any Registration Statement relating to any employee benefit or similar plan or any dividend reinvestment plan, (ii) pursuant to a Registration Statement filed in connection with an exchange offer or (iii) in connection with a transaction subject to Rule 145 under the Securities Act), the Company shall give written notice to each Holder at least 10 days prior to the initial filing of a Registration Statement with the SEC pertaining thereto (an "INCIDENTAL REGISTRATION STATEMENT") informing such Holder of its intent to file such Incidental Registration Statement and of such Holder's rights under this Section 4.02 to request registration of the Registrable Securities held by such Holder. Upon the written request of any Holder made within 10 days after any such notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Holder, including, if necessary, by filing with the SEC a post-effective amendment or supplement to the Incidental Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Incidental Registration Statement, if required, by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration Statement or by the Securities Act or by any other rules and regulations thereunder.

(b)    If a registration pursuant to this Section 4.02 involves an Underwritten Offering and the underwriter or the managing underwriter, as the case may be, of such Underwritten Offering shall inform the Company and the Selling Holders that, in its opinion, the amount of securities requested to be included in such registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the securities being offered, then the Company will include in such registration only the amount of Registrable Securities and other securities that the Company is so advised can be sold in such offering; provided, however, that the Company shall be required to include in such required registration: first, all the securities initially proposed to be sold pursuant to such Incidental Registration Statement by the Company, and second, the amount of Registrable Securities and other securities requested to be included in such registration that the Company is so advised can be sold in such offering, allocated pro rata among the Selling Holders and other security holders of the Company requesting such registration on the basis of the number of Registrable Securities and other securities requested to be included by all Selling Holders and other security holders.

(c)    The Company may, at any time prior to the effective date of an Incidental Registration Statement, revoke such Incidental Registration Statement without liability to any Holder, by providing a written notice of such revocation to the Selling Holders.

(d)    The Company's obligations under this Section 4.02 shall terminate after the first date on which: (i) following the first anniversary of the Closing Date, all Registrable Securities held by all members of the Investor Group represent less than 1% of all then Outstanding Shares, or (ii) no member of the Investor Group is an "affiliate" of the Company as such term is defined in Rule 144 (other than in situations in which the only reason no member of the Investor Group is such an "affiliate" is the Company's breach of its obligations under Section 2.01) and all Registrable Securities held by all members of the Investor Group may be sold to the public without SEC registration in a single transaction under Rule 144(k).

SECTION 4.03.    Registration Expenses.    The Company shall pay all Registration Expenses in connection with each registration pursuant to Sections 4.01 and 4.02. Each Holder selling Registrable Securities pursuant to any Demand Registration Statement or Incidental Registration Statement shall pay all discounts and commissions payable to underwriters, selling brokers, managers or other similar Persons, transfer taxes, if any, and all fees and disbursements of legal counsel not included as Registration Expenses hereunder, related to the sale or disposition of such Registrable Securities in proportions to the amount of such Holder's Registrable Securities included in any Demand Registration Statement or any Incidental Registration Statement as compared to all Registrable Securities so included.

SECTION 4.04.    Restrictions on Public Sale by Holders of Registrable Securities.    If requested by the underwriter or managing underwriter in any Underwritten Offering (by the Company or any other Person) of Common Stock or of any securities convertible into or exchangeable for Common Stock, or of warrants or other securities entitling the holder thereof to purchase Common Stock, each Holder shall agree not to effect any public sale or distribution of Common Stock during the 30-day period prior to, and during the 90-day period beginning on, the date of sale of securities in connection with such Underwritten Offering.

SECTION 4.05.    Registration Procedures.    In connection with the obligations of the Company pursuant to Sections 4.01 and 4.02, the Company shall use commercially reasonable efforts to effect or cause to be effected the registration under the Securities Act of the Registrable Securities entitled to be included in such registration in order to permit the sale of such Registrable Securities in accordance with their intended method or methods of distribution, and the Company shall:

(a)    (i) prepare and file a Registration Statement with the SEC (within the time period specified in Section 4.01 in the case of a Demand Registration Statement) which Registration Statement (x) shall be on a form selected by the Company for which the Company qualifies, (y) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution, and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, (ii) use commercially reasonable efforts to cause such Registration Statement to become effective (and remain effective in accordance with Section 4.01 in the case of a Demand Registration Statement), and (iii) furnish to the Holders selling Registrable Securities copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits) within a reasonable time prior to filing such Registration Statement or any amendment thereto, and any Holder shall have the opportunity to consent to any information pertaining solely to that Holder that is contained therein (which consent shall not be unreasonably withheld or delayed) and the Company shall consider in good faith such reasonable changes in any such document as shall reasonably be requested by such Holder with respect to such information prior to filing the Registration Statement (provided, however, that in the case of an Incidental Registration Statement, if such Holder does not provide such consent within ten (10) calendar days after receipt of such information pertaining to such Holder, such Holder shall not be entitled to have any of its Registrable Securities included in such Incidental Registration Statement) and (iv) cause each Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b)    in the case of a Demand Registration Statement, subject to Section 4.05(j), prepare and file with the SEC such amendments and post-effective amendments to each such Demand Registration Statement as may be necessary to keep such Demand Registration Statement effective for the applicable required period set forth herein with respect thereto; cause each prospectus forming part of such Demand Registration Statement to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by each Demand Registration Statement during the applicable required period in accordance with the intended method or methods of distribution by the Selling Holders, as set forth in such Registration Statement;

(c)    furnish to each Selling Holder and to each underwriter of an Underwritten Offering of Registrable Securities covered by such Registration Statement, if any, without charge, as many copies of each prospectus forming part of such Registration Statement, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Selling Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; and subject to the Selling Holders' compliance with the provisions of Section 4.06(b), the Company hereby consents to the use of such prospectus, including each such preliminary prospectus, by each such Selling Holder and underwriter, if any, in connection with the offering and sale of such Registrable Securities;

(d)    (i) use commercially reasonable efforts to register or qualify the Registrable Securities covered by a Registration Statement, no later than the time such Registration Statement is declared effective by the SEC, under all applicable state securities or "blue sky" laws of such jurisdictions as each underwriter, if any, or any Selling Holder shall reasonably request; (ii) in the case of a Demand Registration Statement, use its commercially reasonable efforts to cause such registration or qualification to remain effective during the period such Demand Registration Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary to enable each such underwriter, if any, and Selling Holder to consummate the disposition in each such jurisdiction of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to register or qualify any Registrable Securities in any jurisdiction if registration or qualification in such jurisdiction would subject the Company to unreasonable burden or expense or, in the case of an Underwritten Offering, would unreasonably delay the commencement of such Underwritten Offering; and provided, further, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

(e)    advise each Selling Holder promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) during the period in which the securities are to be offered and sold under an Incidental Registration Statement or, in the case of a Demand Registration Statement, during the period in which the Company is required hereunder to keep a Demand Registration Statement effective, of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such Registration Statement or the initiation of any proceeding for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period in which the securities are to be offered and sold under an Incidental Registration Statement or, in the case of a Demand Registration Statement, during the period a Demand Registration Statement is required hereunder to be effective as a result of which such Registration Statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(f)    furnish counsel for each underwriter, if any, and for each Selling Holder copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and prospectus or for additional information;

(g)    upon request, furnish to the underwriter or managing underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Selling Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h)    cooperate with each Selling Holder and the underwriter or managing underwriter of an Underwritten Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as each Selling Holder or the underwriter or managing underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

(i)    upon the occurrence of any event contemplated by Section 4.05(e)(iv), during the period in which the securities are to be offered and sold under an Incidental Registration Statement or, in the case of a Demand Registration Statement, during the period in which a Demand Registration Statement is required hereunder to be kept in effect, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related prospectus, or any document incorporated therein as thereafter delivered to the purchasers of the Registrable Securities covered by such Registration Statement, such that such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)    in the case of an Underwritten Offering, enter into underwriting agreements in customary form and take all other customary and appropriate actions in order to expedite or facilitate the disposition of the Registrable Securities covered by a Registration Statement as shall be reasonably requested by the underwriters, and in connection therewith:

(i)    make such representations and warranties to the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(ii)    obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the Selling Holders and which shall in any event include customary "10b-5" negative assurances as to the disclosures in the Demand Registration Statement and related prospectus or prospectuses) addressed to each Selling Holder and the underwriters covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such underwriters and Selling Holders;

(iii)    obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, which letters shall be customary in form and shall cover matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings; and

(iv)    deliver such customary documents and certificates as may be reasonably requested by the managing underwriters;

(k)    use its commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on any securities exchange on which the Common Stock is then listed if so requested by the Selling Holders;

(l)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, the NASD and the AMEX;

(m)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its Selling Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

(n)    make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to make available all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

SECTION 4.06.    Obligations of Selling Holders.    (a)    Each Selling Holder shall, as a condition to the exercise of any registration rights of such Person provided herein, furnish to the Company such information and materials regarding such Person, the ownership of Registrable Securities by such Person and the proposed distribution by such Person of such Registrable Securities as the Company may from time to time reasonably request in writing. Each Selling Holder shall, as a condition to participating in any Underwritten Offering of Registrable Securities, enter into such agreements as the underwriters thereof may reasonably request from time to time. Each Selling Holder shall promptly update in writing any information or materials provided to the Company pursuant to this Section 4.06(a) to the extent necessary to maintain the accuracy and completeness thereof and the Company shall promptly update any Registration Statement to reflect such updated information. Each Selling Holder shall take all such action as may be reasonably required by the Company to permit the Company to comply with all applicable requirements of the Securities Act and the Exchange Act.

(b)    Promptly upon receipt of any written notice of the Company of the happening of any event of the kind described in Section 4.05(e)(ii) or (iv), each Selling Holder shall, and shall cause its agents to, forthwith discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until such Person's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.05(i), and, if so directed by the Company, such Person shall deliver to the Company all copies in its possession, other than permanent file copies then in such Person's possession, of the prospectus covering such Registrable Securities which was current at the time of receipt of such notice. Without limiting the foregoing, each Selling Holder shall, and shall cause its agents to, use only the current prospectus, as amended or supplemented from time to time, that is made available to such Selling Holder by the Company for use in connection with the disposition of such Selling Holder's Registrable Securities.

(c)    Each Selling Holder agrees that it will not effect any disposition under any effective Registration Statement of any Acquisition Shares or other Registrable Securities other than in accordance with the plan of distribution of such securities described in such Registration Statement.

SECTION 4.07.    Indemnification    (d)    The Company shall indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "UNDERWRITER"), each Selling Holder and their respective partners, directors, officers and employees and each Person, if any, who controls any Selling Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)    against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue or misleading statement or omission, or any such alleged untrue or misleading statement or omission, if such settlement is effected with the prior written consent of the Company; and

(iii)    against any and all reasonable expense whatsoever, as incurred (including, subject to Section 4.07(c), fees and disbursements of counsel) incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that this indemnity agreement does not apply to any Selling Holder or Underwriter with respect to any loss, liability, claim, damage, judgment, settlement or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission (1) made in reliance upon and in conformity with written information furnished to the Company by such Person expressly for use in a Registration Statement (or any amendment thereto) or any related prospectus (or any amendment or supplement thereto) or (2) if such untrue statement or omission or alleged untrue statement or omission was corrected in an amended or supplemented Registration Statement or prospectus and the Company had furnished or made available copies thereof to the Underwriter or Selling Holder from which the Person asserting such loss, liability, claim, damage, judgment, settlement or expense purchased the securities that are the subject thereof prior to the date of sale by such Underwriter or Selling Holder to such Person, or (B) the failure of such Selling Holder to comply with its obligations set forth in Section 4.06.

(e)    Indemnification by Sellers, Underwriters, Etc.    Each Selling Holder shall jointly and severally indemnify and hold harmless the Company, each Underwriter and the other Selling Holders, and each of their respective partners, directors, officers and employees (including each Director and each officer of the Company who signed the Registration Statement) and each Person, if any, who controls the Company, any Underwriter or any other Selling Holder within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages, judgments, settlements and expenses described in the indemnity contained in Section 4.07(a)(i)-(iii) (provided that any settlement of the type described therein is effected with the written consent of such Selling Holder), as incurred, but only with respect to (i) untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto), or (ii) third party claims arising from the failure of such Selling Holder to comply with its obligations set forth in Section 4.06; provided, however, that an indemnifying Selling Holder shall not be required to provide indemnification in any amount in excess of the amount by which (x) the total price at which the Registrable Securities sold by such indemnifying Selling Holder and its affiliated indemnifying Selling Holders and distributed to the public were offered to the public exceeds (y) the amount of any damages which such indemnifying Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Company shall be entitled, to the extent customary, to receive indemnification and contribution from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or Registration Statement or amendment thereto.

(f)    Conduct of Indemnification Proceedings.    Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party's or parties' expense. If any indemnifying party or parties does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement). In no event, however, will any indemnifying party or parties be liable for any settlement effected without the written consent of such indemnifying party or parties (which consent shall not be unreasonably withheld or delayed). If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this Section 4.07(c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

(g)    Contribution.    (i)    In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4.07 is for any reason held to be unenforceable or insufficient to hold harmless by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments, settlements and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments, settlements and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable Selling Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments, settlements or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the liable Selling Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Selling Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments, settlements and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 4.07(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(ii)    The Company and each Selling Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.07(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding this Section 4.07(d), an indemnifying Selling Holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such indemnifying Selling Holder and its affiliated indemnifying Selling Holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(1) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iii)    For purposes of this Section 4.07, each Person, if any, who controls a Selling Holder or an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Selling Holder or Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the

Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company. The indemnification required by this Section 4.07 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred and appropriate invoices or receipts therefor are presented to the indemnifying party.

SECTION 4.08.    Blackout Periods.    Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled, for reasonable periods of time not to exceed 45 consecutive days and in no event to exceed more than an aggregate of 90 days during any 360-day period (a "BLACKOUT PERIOD"), to postpone and delay the filing or effectiveness of any Demand Registration Statement, or suspend the effectiveness of any Registration Statement, if a majority of the Non-Investor Directors shall determine in their good faith judgment that any such filing or the offering of any Registrable Securities would (a) impede, delay or otherwise interfere with any material pending or contemplated acquisition or divestiture, or (b) require disclosure of material non-public information (other than information relating to an event described in clause (a) above) which, if disclosed at such time, would be detrimental to the best interests of the Company and its stockholders. Upon written notice by the Company to each Holder of such determination, such Holder shall keep the fact of any such notice strictly confidential, and during any Blackout Period promptly halt any offer, sale, trading or transfer by it or any of its subsidiaries of any Common Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of each prospectus included in the Registration Statement, and any amendment or supplement thereto by it for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed by the Company, will deliver to the Company any copies then in its possession of the prospectus covering such Registrable Securities.

SECTION 4.03.    Rule 144.    The Company shall timely file or furnish the reports required to be filed or furnished by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 under the Securities Act).

ARTICLE V
MISCELLANEOUS

SECTION 5.01.    Term, Effect of Merger, Notices.    (a)    Unless terminated earlier in accordance with the provisions of this Agreement, the covenants, agreements and obligations contained herein shall be effective from the date hereof until the fifth (5th) anniversary of the Closing Date, or until mutually terminated by the parties hereto, if earlier. If during the Demand Period the Company is involved in a merger, consolidation or similar transaction in which the Common Stock is converted or exchanged into shares of capital stock of another Person, proper provision shall be made to cause Article IV to apply to such shares of capital stock from and after the consummation of that transaction, except that for purposes of Article IV, the terms "Registrable Securities" and "Common Stock" shall mean such shares of capital stock received in that transaction, and the calculation of "Outstanding Shares" and "Total Ownership Amount" shall be based on the shares of capital stock received in that transaction, in each case instead of the Common Stock.

(b)    All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) five (5) Business Days following sending by registered or certified mail, postage prepaid, (b) when sent, if sent by facsimile; provided that the facsimile transmission is promptly confirmed by telephone, (c) when delivered, if delivered personally to the intended recipient and (d) one (1) business day following sending by overnight delivery via a national or international courier service and, in each case, addressed to a party at the following address for such party:

If to any member of the Investor Group, to it at the following address:

Investcorp International Ltd. Investcorp House 48 Grosvenor Street London W1K 3HW United Kingdom +44 (0)20 7629 6600 (phone) +44 (0)20 7887 3335 (facsimile) Attention: Mr. Hazem Ben-Gacem
and
Damany Holding GmbH Gutenbergstrasse 2-4 85737 Ismaning Germany +49 (0) 89 996 41 – 110 (phone) +49 (0) 89 996 41 – 442 (facsimile) Attention: Mr. Cyrille Damany with a copy to:

Linklaters Oppenhoff & Rädler Hohenstaufenring 62 50674 Cologne Germany +(49-221) 20 91 0 (phone) +(49-221) 20 91 435 (facsimile) Attention:Raymond J. Fisher and Carsten Flasshoff

If to the Company, at the following address:

Wireless Telecom Group Inc. 25 Eastmans Road Parsippany, NJ 07054 Telephone: (201) 261-8797 Facsimile: (201) 261-8339 Attention: Mr. Karabet Simonyan

with a copy to:

Greenberg Traurig, LLP
The MetLife Building
200 Park Avenue
New York, NY 10166
Telephone: (212) 801-9200 (phone)
Facsimile: (212) 801-6400 (facsimile)
Attention: Robert H. Cohen, Esq. and
Anthony J. Marsico, Esq.

or, in the case of any other Person who becomes a party to, or subject to, this Agreement, to the address set forth in the written agreement executed pursuant to Section 5.06, or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the secretary of the Company.

SECTION 5.02.    Applicable Law.    The laws of the State of New York, U.S.A. shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of laws.

SECTION 5.03.    Integration.    This Agreement, the Purchase Agreement, the other Ancillary Agreements, and the documents referred to in this Agreement to be delivered pursuant to this Agreement which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings between the parties with respect to the subject matter hereof.

SECTION 5.04.    Descriptive Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

SECTION 5.05.    Severability.    The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, or any provision hereof, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

SECTION 5.06.    Successors, Assigns, Transferees.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof may be assigned by any party without the prior written consent of the other parties hereto; provided that members of the Investor Group may assign all or a portion of their rights under Article IV to any transferee in connection with any permitted Transfer of Common Stock to such Person if such Common Stock constitutes "restricted securities" as defined in Rule 144 after such Transfer; provided that such transferee, as a condition to acquiring any such rights, execute a joinder agreement in which it shall agree to be bound by the provisions of this Agreement to the same extent as the members of the Investor Group and shall thereafter be deemed to be a member of the Investor Group for all purposes of this Agreement, unless such Person does not hold any Registrable Securities. Any purported assignment of rights under this Agreement in violation of this Section 5.06 shall be void and of no effect.

SECTION 5.07.    Defaults.    A default by the Investor Group, on the one hand, or by the Company, on the other hand, in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by the other party.

SECTION 5.08.    Amendments; Waivers.    This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by (a) in the case of each Article other than Article IV (and the definitions attendant thereto), Section 2.04 and this Section 5.08, (i) the Company and (ii) the Investor Group, (b) in the case of Article IV (and the definitions attendant thereto) and this Section 5.08, (i) the Company and (ii) the Holders, and (c) in the case of Section 2.04, (i) the Company and (ii) Mr. Savio Tung.

SECTION 5.09.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same Agreement.

SECTION 5.10.    Specific Performance.    Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement other than the provisions of Article IV, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. The parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof without the necessity of securing or posting any bond or providing prior notice.

SECTION 5.11.    Exclusive Jurisdiction, Waiver of Jury Trial.    (a)    Each of the parties irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, or any transaction contemplated hereby. Each of the parties must commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District

of New York. Service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in such court with respect to any matters to which it has submitted to jurisdiction in this Section 5.11(a). Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in the United States District Court for the Southern District of New York and further irrevocably and unconditionally waives and shall not plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(b)    Each party waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Agreement. Each party (i) certifies that no representative, agent or attorney of another party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this Section 5.11(b).

SECTION 5.12.    Attorneys' Fees.    In any action or proceeding (i) brought to enforce any provision of this Agreement, or (ii) where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

SECTION 5.13.    Approvals. Etc.    In each instance where this Agreement requires any determination, approval, consent, or request to be made collectively by the Investor Group, such determination, approval, consent, or request shall be made by members of the Investor Group representing a majority of the Common Stock Beneficially Owned by the Investor Group, unless the Investor Group agrees upon a different methodology; provided that the Company is notified in advance in writing of such methodology. In each instance where this Agreement requires any determination, approval, consent, or request to be made collectively by the Holders, such determination, approval, consent, or request shall be made by Holders representing a majority of the Registrable Securities Beneficially Owned by such Holders, unless the Holders agree upon a different methodology; provided that the Company is notified in advance in writing of such methodology. In each instance where this Agreement requires any determination, approval, consent, or request to be made collectively by the Selling Holders, such determination, approval, consent, or request shall be made by Selling Holders representing a majority of the Registrable Securities requested to be included in the applicable Registration Statement, unless the Selling Holders agree upon a different methodology; provided that the Company is notified in advance in writing of such methodology.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WIRELESS TELECOM GROUP INC.,

By: ______________________________________ Name: Karabet Simonyan Title: Chairman of the Board and Chief Executive Officer
INVESTCORP TECHNOLOGY VENTURES, L.P. by ITV Limited, as General Partner of Investcorp Technology Fund Limited Partnership, its General Partner
By: ______________________________________ Name: Title: Director

DAMANY HOLDING GMBH

By: ______________________________________ Name: Cyrille Damany Title:

Annex D

Loan Agreement

between

(1)	Investcorp Technologies Ventures L.P., West Wind Building, P.O. Box 1111, Grand Cayman, Cayman Islands

– hereinafter referred to as "Lender" –

and

(2)	Willtek Communications GmbH, Gutenbergstraße 2 - 4, 85737 Ismaning

– hereinafter referred to as "Borrower" –

(3)	Wireless Telecom Group Inc., Parsippany, New Jersey

– hereinafter referred to as "Parent" –

1	Loan

1.1	Lender shall make available to Borrower a loan in the principal amount of up to

1.1.1	$4,798,481 (in words: US Dollars four million seven hundred ninety eight thousand four hundred eighty one), plus

1.1.2	the interest accrued under the loan agreement of March 12, 2003 between the Borrower and the Lender, in the time period between September 30 and the closing of the envisaged sale of all shares in the Borrower from the Lender and its co-shareholder to the Parent as defined in the respective Stock Purchase Agreement (hereinafter the "Closing"); [this amount is to be converted in USD at the exchange rate applicable at the Closing]

1.1.3	the Euro amount pursuant to Section 1.1.2 above, shall be converted into USD at the exchange rate applicable on today's date, close of business.

(hereinafter the "Principal").

1.2	The full Principal amount shall be lent by Lender to Borrower on the Closing.

1.3	The purpose of the loan is to refinance the current EUR 3.5 million face value loan plus accrued interest referred to in section 1.1.2 above.

2	Interest

2.1	The amount of the Principal paid to Borrower shall bear interest in the amount of 8.0 % p.a., which shall be calculated on the basis of a 365-day year.

2.2	The interest shall be payable upon repayment of the Principal as provided for in Section 3 below. The interest shall, however, be accrued at the end of each calendar quarter.

3	Repayment

3.1	The Principal shall be repayable by Borrower to Lender as follows (such repayments hereinafter "Repayments"):

3.1.1	USD 1,000,000 on 31 March 2006;

3.1.2	USD 1,000,000 on 31 December 2006;

3.1.3	USD 1,000,000 on 30 June 2007; and

3.1.4	USD 1,000,000 on 31 December 2007.

3.1.5	All remaining outstanding amounts, including all accrued interest, on 30 June 2008.

3.2	The Repayments shall be made by wire transfer into the account of Lender listed below and shall be credited to the account on the due dates reflected in the repayment schedule. The Lender's account details are:

JPMORGAN CHASE BANK
4 Chase Metro Tech Center, 7th Floor
Brooklyn, NY 11245 USA
SWIFT ID (CHASUS33)
ABA number 021-000-021

For account of Investcorp Bank B.S.C.,
account no. 544-7-07207
SWIFT ID (INVCBHBM)
for further credit to: Investcorp Technology Ventures L.P.

3.3	Borrower is entitled to repay the entire outstanding amount of the Principal (including all outstanding interest) at any time.

4	Termination

4.1	The Lender may terminate this loan in writing in case of an Event of Default as defined in Section 5 below at any time.

4.2	The Lender may terminate this loan in writing with a four-week notice period:

4.2.1	at any time after 1 July 2007, or

4.2.2	in case of a merger, acquisition, sale of voting control, sale of substantially all of the assets of the Parent in which the persons who at the date of this agreement are shareholders of the Borrower (the "Shareholders") own less than 15% of the outstanding shares of the surviving entity, or in case of a sale or exclusive license of all or substantially all of the Borrower's or the Parent's intellectual property rights given that the Lender has not expressed his prior consent to such transactions, or

4.2.3	in case the Parent undertake a primary issuance of stock with the net proceeds in excess of $15.0 million, or

4.2.4	in case the Parent or any of its subsidiaries sell any assets with a total cash proceed in excess of $4.0 million, or

4.2.5	in case the Parent and its consolidated subsidiaries incur or guarantee additional indebtedness not outstanding on the date of this loan agreement in excess of $4.0 million, or

4.2.6	in the case the Parent and its subsidiaries record a month end cash and cash equivalent balance in excess of $15 million.

4.3	Upon a termination, the entire outstanding amount of the Principal (including interest) shall be due and payable by Borrower to Lender immediately without any further notice being required.

4.4	Borrower shall, promptly and in any event within three business days of becoming aware of such event, give Lender written notice of any event that constitutes, or with the giving of notice or passage of time could constitute, a termination event or Event of Default hereunder.

4.5	The Parent hereby guarantees vis-à-vis the Lender payment of any amount payable by Borrower to the Lender hereunder.

5	Event of Default

For purposes of the this agreement, the following shall constitute an event of default (hereinafter "Event of Default"):

•	if Borrower does not make the Repayments as provided for in Sections 3.1, 3.2 or 4.3 above, or

•	if Borrower does not pay the interest on the Principal as provided for in Section 2.2 above, or

•	in case of a merger, acquisition, sale of voting control, sale of new shares, sale of substantially all of the assets of the Parent in which the Shareholders have voted against such transaction, or

•	in case the Borrower or its Parent (or a creditor on behalf of Borrower or its Parent) is insolvent or files for bankruptcy, insolvency, composition or similar proceedings or any such proceeding is initiated or the application for bankruptcy/insolvency proceedings against the Borrower is rejected due to lack of assets, or

•	in case Borrower or its Parent is in default under its existing bank arrangements and the banks either commence legal proceedings to enforce their claims against Borrower, or its Parent, or the banks start to realize and/or enforce the security granted by or on behalf of the Borrower or its Parent under the existing bank arrangements.

6	No set-off or withholding.

Any rights of set-off or withholding (Aufrechnungs- oder Zurückbehaltungsrechte) of the Borrower in relation to claims of the Lender under this Loan Agreement shall be excluded.

7	Miscellaneous

7.1	Borrower shall reimburse Lender for reasonable legal fees, due diligence costs and out of pocket expenses incurred in accordance with customary practice in connection with the conclusion of this Agreement.

7.2	This Agreement shall be governed by German law.

7.3	Changes and amendments to this Agreement shall be valid only if made in writing. This shall also apply to this Section 7.3.

7.4	The courts of Frankfurt am Main shall have exclusive jurisdiction for all disputes out of or in connection with this Agreement.

7.5	Neither this Agreement nor any rights and obligations hereunder may be assigned without the prior written approval of the Lender.

7.6	This agreement is subject to the condition precedent that Closing has occurred.

7.7	For the avoidance of doubt the parties confirm that there shall be no gross-up in case any withholding taxes are applicable to the payments provided for herein.

Munich/Parsippany, October 5, 2004

/s/ Ebrahim H. Ebrahim	/s/ Cyrille Damany
INVESTCORP TECHNOLOGY VENTURES, L.P.	Willtek Communications GmbH
by ITV Limited, as General Partner of Investcorp Technology Fund Limited Partnership, its General Partner
/s/ Karabet Simonyan
Wireless Telecom Group Inc.

PRELIMINARY COPIES

FORM OF PROXY

WIRELESS TELECOM GROUP, INC.
25 Eastmans Road
Parsippany, NJ 07054

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 OF WIRELESS TELECOM GROUP, INC.
 FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
 ON [                                     ], 2005

The undersigned hereby appoints Karabet "Gary" Simonyan and Paul Genova, and each or either of them, as proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all of the shares of common stock, $0.01 par value, of Wireless Telecom Group, Inc. ("WTT") held of record by the undersigned on [                                     ], 2005, at the Special Meeting of Stockholders to be held on [                                     ], 2005, at WTT's principal executive offices located at 25 Eastmans Road, Parsippany, New Jersey 07054, commencing at 10:00 a.m., local time, and at any adjournments or postponements thereof (the "Special Meeting"), hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote at the Special Meeting in accordance with the instructions below.

PLEASE MAIL IN THE ENVELOPE PROVIDED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.	ACQUISITION AND ISSUANCE: To approve the acquisition of all of the outstanding share capital of Willtek Communications GmbH ("Willtek") by WTT, as contemplated by the stock purchase agreement, dated October 5, 2004, by and among WTT, Willtek and each of the shareholders of Willtek (the "Stock Purchase Agreement"), resulting in Willtek becoming a wholly owned subsidiary of WTT, and all of the other transactions contemplated by the Stock Purchase Agreement and the related ancillary agreements (the "Acquisition"), including the issuance of 8,000,000 shares of our common stock to the Willtek shareholders in the Acquisition as partial consideration for all of the outstanding share capital of Willtek (the "Issuance"). The Acquisition and Issuance, the Stock Purchase Agreement and the related ancillary agreements are described in, and the Stock Purchase Agreement and related shareholders' agreement and New Loan Agreement are annexed as Annex A, Annex C and Annex D, respectively, to, the accompanying proxy statement.

For	Against	Abstain

2.	ADJOURNMENT: To adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the Acquisition and the Issuance.

For	Against	Abstain

3.	OTHER MATTERS: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 ABOVE.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED WITHIN THE UNITED STATES.

The undersigned hereby acknowledges receipt of (i) the Notice of the Special Meeting of Shareholders, (ii) the accompanying proxy statement and attached annexes and (iii) this proxy card.

DATE: ______________________________________________

SIGNATURE: ________________________________________

SIGNATURE (If held jointly): ____________________________

Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the Special Meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing as a representative of the named shareholders (e.g., as a trustee, corporate officer or other agent on behalf of a trust, corporation, partnership or other entity) you should indicate your title or the capacity in which you sign.